                                                                   EXHIBIT 10.66

                     M A S T E R  L E A S E  A G R E E M E N T
                     -----------------------------------------

                          DATED AS OF DECEMBER 12, 2001

                                  BY AND AMONG

                       VENTAS REALTY, LIMITED PARTNERSHIP,

                                   AS LESSOR,

                                       AND

                            KINDRED HEALTHCARE, INC.

                                       AND

                       KINDRED HEALTHCARE OPERATING, INC.,

                                   AS TENANTS

                                TABLE OF CONTENTS

ARTICLE I ................................................................    2

   Section 1.1  Leased Property; Term ....................................    2
   Section 1.2  Term .....................................................    2
   Section 1.3  Original Master Lease ....................................    3
   Section 1.4  Additional Provisions Regarding Predecessor Lease ........    2
ARTICLE II ...............................................................    7

   Section 2.1  Definitions ..............................................    7
ARTICLE III ..............................................................   23

   Section 3.1  Rent .....................................................   23
   Section 3.2  Option to Reset Base Rent, Current Rent and Accrued Rent..   24
   Section 3.3  Additional Charges .......................................   26
   Section 3.4  Survival .................................................   28
   Section 3.5  Net Lease ................................................   28
   Section 3.6  New Common Stock .........................................   28
ARTICLE IV ...............................................................   28

   Section 4.1  Payment of Impositions ...................................   28
   Section 4.2  Notice of Impositions ....................................   29
   Section 4.3  Adjustment of Impositions ................................   29
ARTICLE V ................................................................   30

   Section 5.1  No Termination, Abatement, etc............................   30
ARTICLE VI ...............................................................   30

   Section 6.1  Ownership of the Leased Properties........................   30
   Section 6.2  Tenant's Personal Property ...............................   31
ARTICLE VII...............................................................   31

   Section 7.1  Condition of the Leased Property .........................   31
   Section 7.2  Use of the Leased Property................................   32
   Section 7.3  Granting of Easements, etc................................   34
ARTICLE VIII..............................................................   35

   Section 8.1  Compliance with Legal and Insurance Requirements,
                Instruments, etc..........................................   35
   Section 8.2  Legal Requirement Covenants...............................   35
   Section 8.3  Permitted Encumbrances....................................   36
ARTICLE IX ...............................................................   37

   Section 9.1  Maintenance and Repair....................................   37
   Section 9.2  Encroachments.............................................   39
ARTICLE X ................................................................   39

Section 10.1  Construction of Capital Alterations to the Leased Property(ies) ................   39
Section 10.2  Capital Alterations Financed by Tenant .........................................   40
Section 10.3  Capital Alterations Financed by Lessor .........................................   40
Section 10.4  Non-Capital Alterations ........................................................   42
Section 10.5  Salvage ........................................................................   42
Section 10.6  Additional Requirements for Capital Alterations and Non-Capital Alterations ....   42
Section 10.7  Mortgagee's Consent ............................................................   43
ARTICLE XI ...................................................................................   43

Section 11.1  Liens ..........................................................................   43
ARTICLE XII ..................................................................................   44

Section 12.1  Permitted Contests .............................................................   44
ARTICLE XIII .................................................................................   45

Section 13.1  General Insurance Requirements .................................................   45
Section 13.2  Replacement Cost ...............................................................   48
Section 13.3  Additional Insurance ...........................................................   48
Section 13.4  Waiver of Subrogation ..........................................................   48
Section 13.5  Form Satisfactory, etc .........................................................   48
Section 13.6  Limits; Deductibles ............................................................   49
Section 13.7  Blanket Policy .................................................................   49
Section 13.8  No Separate Insurance ..........................................................   50
Section 13.9  Survival .......................................................................   50
ARTICLE XIV ..................................................................................   50

Section 14.1  Insurance Proceeds .............................................................   50
Section 14.2  Reconstruction in the Event of Damage or Destruction Covered by Insurance ......   51
Section 14.3  Reconstruction in the Event of Damage or Destruction Not Covered by Insurance ..   52
Section 14.4  Tenant's Property ..............................................................   52
Section 14.5  Restoration of Tenant's Property ...............................................   52
Section 14.6  No Abatement of Rent ...........................................................   52
Section 14.7  Restoration ....................................................................   52
Section 14.8  Notice .........................................................................   53
Section 14.9  Waiver .........................................................................   53
ARTICLE XV ...................................................................................   53

Section 15.1  Definitions ....................................................................   53
Section 15.2  Parties' Rights and Obligations ................................................   54
Section 15.3  Total Taking ...................................................................   54
Section 15.4  Partial Taking .................................................................   54
Section 15.5  Restoration ....................................................................   54
Section 15.6  Award-Distribution .............................................................   54
Section 15.7  Temporary Taking ...............................................................   55

ARTICLE XVI ................................................................  55

 Section 16.1  Events of Default ...........................................  55
 Section 16.2  Certain Remedies ............................................  61
 Section 16.3  Damages .....................................................  61
 Section 16.4  Certain Effects of Separate Lease ...........................  63
 Section 16.5  Waiver ......................................................  63
 Section 16.6  Application of Funds ........................................  63
 Section 16.7  Notice to Lessor ............................................  63
 Section 16.8  Nature of Remedies ..........................................  63
 Section 16.9  Allocable Rent ..............................................  63
 Section 16.10 Special Remedies Provisions .................................  64
 Section 16.11 No Mediation or Arbitration .................................  73
 Section 16.12 Special Purchase Provisions .................................  74
ARTICLE XVII ...............................................................  79

 Section 17.1  Lessor's Right to Cure Tenant's Default .....................  79
ARTICLE XVIII ..............................................................  79

 Section 18.1  Provisions Relating to Purchase of the Leased Property ......  79
ARTICLE XIX ................................................................  80

 Section 19.1  Exercise of Renewal Options .................................  80
 Section 19.2  Renewal Terms ...............................................  81
 Section 19.3  Fair Market Rental Determination ............................  82
 Section 19.4  Extended Period New Lease ...................................  82
 Section 19.5  Revocation of Renewal Option Exercise .......................  82
ARTICLE XX .................................................................  83

 Section 20.1  Holding Over ................................................  83
ARTICLE XXI ................................................................  84

 Section 21.1  Subordination ...............................................  84
 Section 21.2  Attornment ..................................................  84
 Section 21.3  Mortgagee Cure Rights .......................................  84
 Section 21.4  Modifications ...............................................  85
 Section 21.5  Existing Ground Leases ......................................  85
ARTICLE XXII ...............................................................  87

 Section 22.1  Notice to Lessor ............................................  87
 Section 22.2  Definitions. ................................................  87
 Section 22.3  Consent of Leasehold Mortgagee Required......................  87
 Section 22.4  Default Notice ..............................................  87
 Section 22.5  Procedure for Foreclosure on Default ........................  88
 Section 22.6  Assignment or Transfer in Lieu of Foreclosure ...............  88
 Section 22.7  Separate Lease ..............................................  91

 Section 22.8  Separate Lease Properties ........................................   92
 Section 22.9  Legal Proceedings ................................................   92
 Section 22.10 Future Amendments ................................................   92
 Section 22.11 Estoppel Certificate .............................................   93
 Section 22.12 Notices ..........................................................   93
 Section 22.13 Erroneous Payments ...............................................   93
 Section 22.14 Exercise by Leasehold Mortgagee of Remedies Against One or More
               Leased Properties ................................................   93
ARTICLE XXIII ...................................................................   94

 Section 23.1  Risk of Loss .....................................................   94
ARTICLE XXIV ....................................................................   94

 Section 24.1  Indemnification ..................................................   94
ARTICLE XXV .....................................................................   95

 Section 25.1  Subletting and Assignment ........................................   95
 Section 25.2  Attornment .......................................................  103
 Section 25.3  Sublease Limitation ..............................................  103
 Section 25.4  Leasehold Mortgagee Rights .......................................  103
ARTICLE XXVI .................................................................     103

 Section 26.1  Financial Statements and Reporting ...............................  103
 Section 26.2  Furnishing Notice ................................................  106
 Section 26.3  Quarterly Meetings; Facility Level Meetings and Reviews ..........  107
 Section 26.4  Non-Ventas Lessors ...............................................  108
ARTICLE XXVII ...................................................................  108

 Section 27.1  Lessor's Right to Inspect ........................................  108
ARTICLE XXVIII ..................................................................  108

 Section 28.1  No Waiver ........................................................  108
ARTICLE XXIX ....................................................................  108

ARTICLE XXX .....................................................................  108

 Section 30.1  Acceptance of Surrender ..........................................  108
ARTICLE XXXI ....................................................................  108

 Section 31.1  No Merger of Title ...............................................  108
ARTICLE XXXII ...................................................................  109

 Section 32.1  Conveyance by Lessor .............................................  109
ARTICLE XXXIII ..................................................................  109

 Section 33.1  Quiet Enjoyment ..................................................  109

ARTICLE XXXIV ....................................................   109

   Section 34.1  Notices .........................................   109
ARTICLE XXXV .....................................................   111

   Section 35.1  Appraisals ......................................   111
   Section 35.2  Appointment of Appraisers .......................   111
   Section 35.3  Section 35.3 Qualifications of Appraisers .......   112
   Section 35.4  Section 35.4 Appraisal Process ..................   112
   Section 35.5  Section 35.5 Binding Nature .....................   112
   Section 35.6  Section 35.6 Costs ..............................   112
ARTICLE XXXVI ....................................................   113

   Section 36.1  General REIT Provisions .........................   113
ARTICLE XXXVII ...................................................   114

   Section 37.1  Intentionally Omitted ...........................   114
   Section 37.2  Lessor's Option to Purchase the Tenant's Personal
                 Property ........................................   114
ARTICLE XXXVIII ..................................................   114

   Section 38.1  Lessor May Grant Liens ..........................   114
ARTICLE XXXIX ....................................................   115

   Section 39.1  Environmental Indemnity .........................   115
ARTICLE XL .......................................................   115

   Section 40.1  Miscellaneous ...................................   115
   Section 40.2  Non-Recourse ....................................   116
   Section 40.3  Transition of Operations ........................   116
   Section 40.4  Right to Enter ..................................   119
   Section 40.5  Integration .....................................   119
   Section 40.6  Severability ....................................   119
   Section 40.7  Subject to Law ..................................   119
   Section 40.8  Waivers .........................................   119
   Section 40.9  Binding Character ...............................   119
   Section 40.10  Modification ...................................   120
   Section 40.11  Forbearance ....................................   120
   Section 40.12  Lease Guaranty .................................   120
   Section 40.13  Intentionally omitted ..........................   120
   Section 40.14  Confidentiality ................................   120
   Section 40.15  New Lease ......................................   125
   Section 40.16  Partial Expiration/Termination .................   129
   Section 40.17  Creation of New Master Lease ...................   131
   Section 40.18  Combination of Leases ..........................   131
   Section 40.19  Unified Commercial Operating Lease .............   134
   Section 40.20  Intentionally Omitted ..........................   136

   Section 40.21  No Credits .....................................   134
ARTICLE XLI ......................................................   135

Section 41.1  Memorandums of Lease ...............................   135




                         LIST OF EXHIBITS AND SCHEDULES

Exhibit A - Legal Descriptions of the Land
Exhibit B - Term/Commencement Date/Expiration Date
Exhibit C - Allocation Schedule-Applicable Transferred Property Percentage Exhibit D - Renewal Groups
Exhibit E - Master Leases
Exhibit F - Intentionally Omitted
Exhibit G - Form of Lease Guaranty
Schedule 1.3 - Certain Breaches and Defaults
Schedule 2.1A - Base Patient Revenues
Schedule 2.1B - Example - Calculation of Base Rent, Current Rent, Accrued Rent and Unpaid Accrued Rent
Schedule 2.1C - Existing Ground Leases
Schedule 13.7 - Insurance Summary
Schedule 16.1(m)A - Licensed Beds as of the Commencement Date
Schedule 16.1(m)B - Minimum Licensed Beds at Certain Facilities Due to Involuntary Reduction
Schedule 25.1.7 - Certain Existing Subleases
Schedule 40.12 - Tenant - Affiliate Sublessees

                             MASTER LEASE AGREEMENT

       THIS MASTER LEASE AGREEMENT (hereinafter this "Lease") is dated as of the
                                                      -----
12th day of December, 2001 (the "Effective Date"), and is between VENTAS REALTY,
                                 --------------
LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Lessor"), and KINDRED HEALTHCARE, INC., a Delaware
                         ------
corporation formerly known as Vencor, Inc. ("Kindred"), and KINDRED HEALTHCARE
                                             -------
OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc. ("Operator"; Operator, jointly and severally with Kindred and permitted
  --------
successors and assignees of Operator and Kindred, "Tenant").
                                                   ------

                                    RECITALS

       A.   Ventas Realty, Limited Partnership ("VRLP") and Tenant have
                                                 ----
previously entered into that certain Amended and Restated Master Lease Agreement No. 1 (as heretofore or hereafter amended, the "Original Master Lease") dated as
                                                ---------------------
of April 20, 2001.


       B. Contemporaneously herewith, VRLP and Tenant entered into a Lease Severance and Amendment Agreement (as heretofore or hereafter amended, the "Lease Severance Agreement") dated as of December 12, 2001, pursuant to which
 -------------------------
they agreed to sever the Original Master Lease into two (2) leases.

       C.   Pursuant to Section 40.15 of the Original Master Lease and to the
                        -------------
Lease Severance Agreement, VRLP and Tenant desire to enter into this Lease, as a "New Lease" (as defined in the Original Master Lease) under the Original Master Lease, with respect to the Leased Properties (as defined in Section 1.1 below)
                                                            -----------
referenced in this Lease.

       D. Tenant is the tenant (or subtenant, in the case of ground leased properties) under the Original Master Lease and Tenant has not assigned the Original Master Lease wholly or in part.

       E.   Pursuant to the Bankruptcy Plan (as defined in Section 2.1 below)
                                                           -----------
and as further described in Section 3.6 below, VRLP received New Common Stock
                            -----------
(as defined in the Bankruptcy Plan) as additional rent under the Master Leases (as defined in Section 2.1 below) and other leases deriving therefrom.
               -----------

       F. Immediately following entry into this Lease, VRLP intends to assign all of its right, title and interest in, to and under this Lease to its Affiliate (as defined in Section 2.1 below), Ventas Finance I, LLC, a Delaware
                         -----------
limited liability company ("Ventas Finance"), and to convey title to the Leased
                            --------------
Properties to Ventas Finance.

       NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Tenant hereby agree as follows:

                                   ARTICLE I

       Section 1.1  Leased Property; Term. Effective as of the Effective Date,
                    ---------------------
upon and subject to the terms and conditions hereinafter set forth, Lessor hereby leases to Tenant, and Tenant hereby leases from Lessor, all of Lessor's rights and interest in and to each of the following:

              (i) the tracts, pieces and parcels of land, as more particularly described in Exhibit A attached hereto (collectively, the "Land"; each
                    ---------                                     ----
       parcel of Land described in Exhibit A, as amended from time to time,
                                   ---------
       excluding those parcels which have been transferred to a New Lease pursuant to Section 40.15 (including, without limitation, a New Lease
                   -------------
       created pursuant to Section 22.7 hereof) or to a New Master Lease
                           ------------
       pursuant to Section 40.17, together with the related property described
                   -------------
       in clauses (ii) through (iv) below, being referred to herein as a "Leased
                                                                          ------
       Property" and all of such parcels of Land, together with all of such
       --------
       related property, being referred to herein collectively as the "Leased
                                                                       ------
       Properties"),
       ----------

              (ii) all buildings, structures, Fixtures (as hereinafter defined) and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures presently situated upon the Land and Capital Alterations (collectively, the "Leased Improvements"),
                                               -------------------

              (iii) all easements, rights and appurtenances relating to the Land and the Leased Improvements, and

              (iv) all permanently affixed equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Tenant's Personal Property as defined in Article II below (collectively the
                                       ----------
       "Fixtures"),
        --------

       SUBJECT, HOWEVER, to the Permitted Encumbrances (as defined in Section
                                                                      -------
2.1 hereof).
---

       Section 1.2 Term. To have and to hold for (1) a fixed term (the "Fixed
                   ----                                                 -----
Term") commencing on the Effective Date and ending at midnight on the Expiration
----
Date set forth in Exhibit B opposite the applicable Leased Property and (2) the
                  ---------
Extended Terms provided for in Article XIX, unless this Lease is sooner
                               -----------
terminated as hereinafter provided.

    Section 1.3   Original Master Lease.
                  ---------------------

       Section 1.3.1 This Lease shall govern and control as to all events, acts, omissions, liabilities and obligations relating to the Leased Properties first occurring, arising or accruing from and after the Effective Date.

       Section 1.3.2 Without limitation of the other provisions of this Section
                                                                        -------
1.3 or the provisions of Section 1.4 hereof, the terms of the Original Master
---                      -----------
Lease shall continue to govern and control as to all events, acts, omissions, liabilities and obligations occurring, arising and accruing prior to the Effective Date, provided that, in the event that (1) prior to the Effective Date, (a) a default or breach of the terms of the Original Master Lease, as the same affects the Leased Properties under this Lease, shall have occurred, (b) any act, event or omission to act shall have occurred, or circumstance shall have arisen, relative to any Legal Requirement, Authorization, Permitted Encumbrance or Superior Lease (each as defined in Section 2.1 below) affecting
                                                  -----------
any of the Leased Properties that is or is potentially adverse to Lessor or Tenant, or (c) any casualty or condemnation shall have occurred relative to any of the Leased Properties and (2) as of the Effective Date, such default or breach remains uncured or such act, event, omission to act or circumstance continues to be adverse or potentially adverse to Lessor or Tenant or such casualty or condemnation has not been fully repaired and restored with all claims on account thereof finally settled and paid and with the affected Leased Property re-opened for use in accordance with its Primary Intended Use (as defined in Section 7.2.2 hereof) and the other provisions of this Lease, the
           -------------
provisions of this Lease relative to cure periods, whether and when an Event of Default shall be deemed to have occurred, rights and remedies on account of any breach or default or Event of Default, contest rights, Lease enforcement rights, casualty, condemnation, insurance and indemnification shall govern and control. Subject to the foregoing, (x) any breach or default that occurs, arises or accrues under the Original Master Lease prior to the Effective Date and is not cured prior to such date is, and shall be deemed to be, a breach or default under this Lease, to which the cure periods, rights and remedies and other provisions of this Lease referenced in the preceding sentence shall be applicable, unless such breach or default is specifically waived and released under the terms of Section 1.3.4 of the Original Master Lease, and (y) with
                   -------------
respect to any breach or default described in subsection (x) above that is not specifically waived and released under Section 1.3.4 of the Original Master
                                       -------------
Lease, although the cure periods, rights and remedies and other provisions of this Lease referenced in the preceding sentence shall be applicable, the portion of any cure period under the Original Master Lease that has elapsed as of the Effective Date shall be counted in determining whether and when the applicable cure period under this Lease has expired (for example, if (A) a breach or default occurs under the Original Master Lease prior to the Effective Date, (B) such breach or default remains uncured as of the Effective Date and is not specifically waived and released under the terms of Section 1.3.4 of the
                                                    -------------
Original Master Lease, (C) Tenant receives from the lessor under the Original Master Lease a written notice of default relative thereto prior to the Effective Date, and (D) by Section 1.4.2 the terms of this Lease, for a breach or default of the nature assumed in this example a cure period of thirty (30) days following Tenant's receipt of written notice of default is allowed prior to such breach or default becoming an Event of Default under this Lease, then, as to such breach or default, an Event of Default shall occur if such breach or default is not cured on or prior to the thirtieth (30th) day following Tenant's receipt of the aforesaid notice of default, notwithstanding that such notice was received prior to the Effective Date).

       Section 1.3.2.1 In the event that (1) prior to the Effective Date, (a) a default or breach of the terms of the Original Master Lease, as the same affects the Leased Properties under this Lease, shall have occurred, (b) any act, event or omission to act shall have occurred, or circumstances shall have arisen, relative to any Legal Requirement, Authorization, Permitted Encumbrance or Superior Lease (each as defined in Section 2.1 below) affecting any of the
                                   -----------
Leased Properties that is or is potentially adverse to Lessor or Tenant, or (c) any casualty or condemnation shall have occurred relative to any of the Leased Properties and (2) prior to the Effective Date, such default or breach has been cured or such act, event, omission to act or circumstance is no longer adverse or potentially adverse to Lessor or Tenant or such casualty or condemnation has been fully repaired and restored with all claims on account thereof finally settled and paid and with the affected Leased Property re-opened for use in accordance with its Primary Intended Use and the other provisions of this Lease, then no such default or breach or other circumstance or matter described in the foregoing subsections (a), (b) and (c) shall constitute an Event of Default under this Lease, and neither party shall bring a claim against the other in respect of any such default, breach, circumstance or matter, whether hereunder or under the Original Master Lease. Notwithstanding the foregoing, subject to
Section 1.3.2 above, neither party waives or releases, and neither party shall
-------------
be precluded from exercising, any rights or remedies (including, without limitation, default rights and remedies) that it may have hereunder or under the Original Master Lease (i) on account of any non-performance by the other party of indemnification obligations that such other party has hereunder or under the Original Master Lease relative to any default, breach, act, event, omission to act, circumstance, casualty or condemnation referenced in subsection (a), (b), or (c) above or (ii) if, and insofar as, the condition described in subsection
(2) above is not, or by reason of events occurring after the Effective Date is shown to have not been, cured, repaired, restored, re-opened or otherwise satisfied.

       Section 1.3.3 Each party hereto represents and warrants to the other party hereto that, as of February 23, 2001, such representing party had no knowledge of any uncured breaches by it of, or uncured defaults by it under, the Original Master Lease or the 1998 Master Lease, in each case as either of the same affect the Leased Properties under this Lease, other than the breaches and defaults disclosed by VRLP or Tenant, as applicable, in the portion of subpart A of Schedule 1.3 of the Original Master Lease that is applicable to it.
   ------------

       Section 1.3.3.1 Lessor represents and warrants to Tenant that, as of February 23, 2001, Lessor's Management Group (as defined below) had no Actual Knowledge (as defined below) of any Section 1.3.3.1 Claim (as defined below) (1) involving any act or omission by Tenant that constituted a breach or default of the 1998 Master Lease by Tenant, and affecting any of the Leased Properties under this Lease, that was continuing as of February 23, 2001, and (2) of which the lessor under the Original Master Lease had not, on or prior to February 23, 2001, given Tenant written notice (which notice is not required to have been given in accordance with the formalities of Section 34.1 below) or of which, on
                                            ------------
or prior to February 23, 2001, Tenant had not obtained actual knowledge or notice (as opposed to, and not including, constructive, imputed, assumed or other knowledge or notice). As used in this Section 1.3.3.1, (a) the term "Lessor's Management Group" shall
             ---------------                -------------------------
mean Debra A. Cafaro, T. Richard Riney and John C. Thompson, (b) the term "Actual Knowledge" shall mean actual knowledge (as opposed to, and not
 ----------------
including, constructive, imputed, assumed or other knowledge, and without any obligation or duty of any kind to investigate or otherwise make inquiry) first obtained on or after September 13, 1999 and on or prior to February 23, 2001, and (c) the term "Section 1.3.3.1 Claim" shall mean a written claim that (x) is
                  ---------------------
made to the lessor under the Original Master Lease by any governmental agency or private party that is not an Affiliate of Tenant, (y) is based upon an act or omission of Tenant that constitutes a breach or default by Tenant of the 1998 Master Lease that affects any of the Leased Properties under this Lease, and (z) describes the occurrence of an event that constitutes such a breach or default by Tenant (other than a breach or default in the performance of Tenant's obligations relative to payment of real estate taxes and assessments relating to any of the Leased Properties and/or payment of any amounts owed on account of work performed at, or materials provided to, any Leased Property, it being agreed that claims based on any such breach or default by Tenant shall in no event be considered a "Section 1.3.3.1 Claim" and that no representation or warranty is made in this Section 1.3.3.1 regarding any breach or default of the
                         ---------------
nature referenced in this parenthetical clause). Lessor and Tenant further agree that (i) Tenant shall have no rights or remedies against Lessor on account of any breach of the representation and warranty of Lessor contained in this
Section 1.3.3.1 other than the rights and remedies set forth in subsection (ii)
---------------
below and (ii) any act or omission by Tenant that satisfies the terms of subsections (1) and (2) above shall not constitute an Event of Default under the Original Master Lease or the 1998 Master Lease or this Lease unless and until, and shall constitute such an Event of Default only if, an Event of Default shall occur on account of Tenant's failure (A) to perform its indemnification obligations under the Original Master Lease or the 1998 Master Lease or this Lease relative to any such act or omission and (B) to cure any such indemnification non-performance within the cure period applicable to such indemnification non-performance. Tenant's aforesaid indemnification obligations shall remain enforceable by Lessor, notwithstanding any breach by Lessor of its representation and warranty contained in this Section 1.3.3.1 and without any
                                              ---------------
limitation on, or impairment of, such indemnification rights due to any such breach by Lessor.

       Section 1.3.4 Each of the parties hereto hereby waives and releases any and all rights and claims it may have against the other party hereto for, on account of or in connection with any breach or default by such other party of or under the Original Master Lease or this Lease and which occurred prior to April 20, 2001 (including those matters set forth on subpart A of Schedule 1.3 of the
                                                            ------------
Original Master Lease, but subject to subpart B of Schedule 1.3 of the Original
                                                   ------------
Master Lease and the other terms and provisions of this Section 1.3), provided,
                                                        -----------
however, that, notwithstanding anything to the contrary contained in this
Section 1.3.4 or elsewhere in this Section 1.3, (1) Tenant agrees that it has no
-------------                      -----------
defenses or rights of deduction, set-off or abatement as to any of its obligations hereunder or under the Original Master Lease, including, without limitation, payment of Rent, and (2) without limitation of the foregoing subsection (1), the parties are not waiving or releasing, and are expressly preserving, (a) any and all rights and claims with respect to any breach or default that was continuing as of April 20, 2001 (other than rights and claims with respect to any such continuing breach that is identified in subpart B of
Schedule 1.3 of the Original Master Lease as a breach or default that
------------
is waived and released, and then only to the extent set forth in such subpart B and subject to subsection (e) below and to the last two sentences of Section
                                                                     -------
1.3.3.1 above), and (b) any and all rights and claims with respect to any breach
-------
or default that is identified in subpart B of Schedule 1.3 of the Original Master Lease as a breach or default that is not waived or released, and (c) any and all rights and claims with respect to any breach or default that arises on account of actions or omissions to act occurring after February 23, 2001 and which continues after April 20, 2001, and (d) subject to Section 1.3.3.1 above,
                                                         ---------------
any and all rights and claims with respect to any breach or default of the representations, warranties and agreements contained in Section 1.3.3 above, and
                                                        -------------
(e) any and all rights and claims based upon non-performance of indemnification obligations hereunder or under the Original Master Lease relative to any breach or default that is waived and released pursuant to Section 1.3 of the Original
                                                   -----------
Master Lease or to the acts, events, omissions to act or other circumstances on account of which any such waived and released breach or default arose. Subject to subsection (e) above and to the last two (2) sentences of Section 1.3.3.1
                                                             ---------------
above, each party agrees that at no time in the future shall it bring a claim based on a breach or default that has been waived or released pursuant to
Section 1.3 of the Original Master Lease. Lessor further agrees that, because
-----------
Tenant paid all "Monthly Payments," as defined in the Rent Stipulation, for the period from February 24, 2001 through April 20, 2001, Lessor waives any "Agreement Rent Claim," as defined in the Rent Stipulation, for such period.

       Section 1.3.5 Nothing contained in this Section 1.3 shall limit or impair
                                               -----------
Ventas, Inc.'s or Tenant's rights, duties and obligations under the Indemnity Agreement (as defined in Section 2.1 below).
                         -----------

       Section 1.4 Additional Provisions Regarding Predecessor Lease. This Lease
                   -------------------------------------------------
constitutes a New Lease created pursuant to Section 40.15 of the Original Master
                                            -------------
Lease. Subject to Section 22.7(g) of such predecessor lease and without
                  ---------------
limitation of and subject to the provisions of Sections 16.10, 19.1, 25.1.11 and
                                               --------------  ----  -------
40.18 of this Lease, and notwithstanding anything to the contrary contained in
-----
Section 1.3 of this Lease:
-----------

       (a) Tenant under this Lease shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under this Lease, insofar as they relate to the Leased Property(ies) subject to this Lease, that were not paid, performed and satisfied in full prior to the Effective Date (and Tenant, in its capacity as the tenant under such predecessor lease, shall also be responsible for the payment, performance and satisfaction of the aforesaid duties, obligations and liabilities not paid, performed and satisfied in full prior to the Effective Date); and

       (b) The tenant under this Lease, in its capacity as the tenant under this Lease, shall not be responsible for the payment, performance or satisfaction of any duties, obligations and liabilities of the tenant under such predecessor lease, in its capacity as the tenant under such predecessor lease, arising after the Effective Date (Tenant acknowledges, however, that, because Tenant is both the tenant under this Lease and under such predecessor lease as of the Effective Date, Tenant, as a legal entity, is responsible for such duties, obligations and liabilities under such predecessor lease).

                                   ARTICLE II

       Section 2.1 Definitions. For all purposes of this Lease, except as
                   -----------
otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as at the time applicable, (iii) all references in this Lease to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease and (iv) the words "herein," hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision:

       "Accrued Rent": (a) For the period from the Effective Date through April
        ------------
30, 2004, zero (0) and (b) for a particular Rent Calculation Year thereafter, an amount equal to (i) the Base Rent for such Rent Calculation Year, less (ii) the Current Rent for such Rent Calculation Year. One twelfth (1/12th) of the Accrued Rent for a particular Rent Calculation Year shall be deemed earned by Lessor on the first (1st) day of each month during such year. The Accrued Rent shall also include, as Accrued Rent that is owing hereunder and fully earned by Lessor, all Unpaid Accrued Rent, if any, that was owing as of the Effective Date under the Original Master Lease and attributable to the Leased Properties under this Lease pursuant to Section 40.15(a)(iii) of the Original Master Lease.
            ---------------------

       "Accrued Rent Interest": Interest, calculated in the manner hereinafter
        ---------------------
described, on any and all Accrued Rent under this Lease that is not paid in full by Tenant on the date it is earned. Accrued Rent that is not paid in full by Tenant on the date it is earned shall bear interest, until paid, at a rate equal to the Accrued Rent Interest Rate, compounded annually on April 30 of each year, and all such interest (including, without limitation, all additional interest that results from compounding) is herein referred to collectively as "Accrued Rent Interest".

       "Accrued Rent Interest Rate": On any date, a rate equal to the LIBO Rate
        --------------------------
plus 450 basis points per annum, but in no event greater than the maximum rate then permitted under applicable law, provided, however, that, upon the
                                     --------  -------
occurrence of any Event of Default, the Accrued Rent Interest Rate shall equal, on any date, a rate equal to the LIBO Rate plus 700 basis points per annum, but in no event greater than the maximum rate then permitted under applicable law. Interest at the aforesaid rates shall be determined for actual days elapsed based upon a 360 day year.

       "Actual Knowledge":  As defined in Section 1.3.3.1.
        ----------------                  ---------------

       "Additional Charges":  As defined in Article III.
        ------------------                  -----------

       "Adjusted Base Patient Revenues": Base Patient Revenues from the Leased
        ------------------------------
Properties, adjusted as follows. Without limitation of Section 7.2.3 hereof, if
                                                       -------------
a particular Facility or Facilities within the Leased Properties, for any period after December 31, 1999, for any reason is closed, the Base Patient Revenues that correspond to any such closed Facility or Facilities (and, in the case of a partial year closure, the Base Patient Revenues that correspond to any such closed Facility or Facilities for the days or months such Facility or Facilities were closed) shall be excluded from Base Patient Revenues in order to arrive at "Adjusted Base Patient Revenues."

       "Affiliate": means, with respect to any Person, any other Person directly
        ---------
or indirectly controlling (including, but not limited to, all partners, directors, officers and members of such Person), controlled by or under direct or indirect common control with any such Person. A Person shall be deemed to control a corporation, a partnership, a trust, or a limited liability company if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests.

       "Ancillary Agreement":  As defined in Section 25.1.7.
        -------------------                  --------------

       "Appraisal Notice":  As defined in Section 35.2.
        ----------------                  ------------

       "Arbitration Question":  As defined in Section 22.6(c).
        --------------------                  ---------------

       "Authorizations":  As defined in Section 40.3.
        --------------                  ------------

       "Award":  As defined in Article XV.
        -----                  ----------

       "Bankruptcy  Plan":  That certain Fourth Amended Joint Plan Of
        ----------------
Reorganization of Vencor, Inc. And Affiliated Debtors Under Chapter 11 Of The Bankruptcy Code dated as of December 14, 2000, filed on December 14, 2000 at docket no. 4031 in the United States Bankruptcy Court for the District of Delaware in the cases known as In re: Vencor, Inc., et al., Case Nos. 99-3199
(MFW) through 99-3327 (MFW), as confirmed by such Bankruptcy Court by Order dated March 16, 2001, filed on March 16, 2001 at docket no. 5975.

       "Base Patient Revenues": Patient Revenues from the Leased Properties
        ---------------------
(adjusted, in amounts agreed upon by Lessor and Tenant, relative to so-called "Vencare programs", but which adjustment shall not otherwise be made in the calculation of "Patient Revenues") for the twelve (12) month period ending on December 31, 1999, as set forth on Schedule 2.1A attached hereto and
                                   -------------
incorporated herein.

       "Base Rent": (a) For the period from the Effective Date through April 30,
        ---------
2002, rent at an annual rate equal to Thirty One Million One Hundred Fifty Four Thousand Thirty Dollars ($31,154,030.00) per annum, and (b) for a particular Rent Calculation Year thereafter, an annual rental amount equal to the sum of
(i) the Prior Period Base Rent, plus (ii) if the Patient Revenues for the calendar year preceding the commencement of such Rent Calculation Year equaled or exceeded seventy-five percent (75%) of the Adjusted Base Patient Revenues, three and one-half percent (3.5%) of the Prior Period Base Rent. (See Schedule
                                                                      --------
2.1B attached hereto and incorporated herein for an example of the calculation
----
of Base Rent, Current Rent, Accrued Rent and Unpaid Accrued Rent under certain assumptions.) Notwithstanding the foregoing, (1) in the event Lessor exercises the Reset Option referenced in Section 3.2 hereof, then, for periods from and
                               -----------
after the Reset Date, "Base Rent" shall mean the Fair Market Rental applicable to such period, as determined pursuant to Section 3.2 hereof and including
                                          -----------
any escalations that are part of the Fair Market Rental as so determined, and
(2) exercise of the Reset Option shall not limit the applicability of Sections
                                                                      --------
19.2 and 19.3 hereof.
----     ----

       "Business Day": Each Monday, Tuesday, Wednesday, Thursday and Friday
        ------------
which is not a day on which national banks in the City of New York, New York are authorized, or obligated, by law or executive order, to close.

       "Capital Alterations": With respect to any Leased Property: (i) the
        -------------------
addition of one or more new buildings, or (ii) the annexation of one or more additional structures to any portion of any of the Leased Improvements on such Leased Property, or (iii) the material expansion or contraction of the existing improvements on such Leased Property, or (iv) any alteration or modification affecting the foundation, floor slab, roof or roof structure, curtain wall, structural columns, beams or shafts or other structural components of any of the Leased Improvements on such Leased Property (other than any alterations or modifications affecting any of such components that do not in any material respect adversely affect the design, efficacy and/or quality of any such component), or (v) any alteration or modification affecting any of the electrical, plumbing, life safety, heating, ventilating, air conditioning or other operating systems serving any of the Leased Improvements on such Leased Property (other than any alterations or modifications affecting any of such systems that do not in any material respect adversely affect the design, operating capacity, efficiency and/or quality of any such system), or (vi) any alterations or modifications to a Leased Property, the cost of which (excluding cosmetic refurbishing alterations or modifications, such as painting, wallpapering or carpeting), when taken together with all other alterations and modifications (excluding cosmetic refurbishing alterations or modifications) performed on such Leased Property in the twelve (12) month period immediately preceding the subject alterations or modifications, would exceed One Million Dollars ($1,000,000) (in the case of alterations or modifications to hospital facilities) or Five Hundred Thousand Dollars ($500,000) (in the case of alterations or modifications to nursing center facilities or any other facility not operated as a hospital). "Capital Alterations" shall include, without limitation, (1) the construction of a new wing or new story on a Leased Property, (2) the repair, replacement, restoration, remodeling or rebuilding of the existing improvements on a Leased Property or any portion thereof, where the purpose and effect of such work is to provide a functionally new facility needed to provide services not previously offered, and (3) any expansion, construction, renovation or conversion in order to increase the bed capacity of the Facility located on a Leased Property, to change the purpose for which such beds are utilized or to improve materially the quality of such Facility.

       "Capital Alterations Cost": The term "Capital Alterations Cost" shall
        ------------------------
mean the cost of any Capital Alteration proposed to be made by Tenant at a Leased Property, whether or not paid for by Tenant or Lessor. Such cost shall include (a) the cost of construction of the Capital Alterations (including site preparation and improvement, materials, labor, supervision, and certain related design, engineering and architectural services), the cost of any fixtures, the cost of construction financing and miscellaneous costs approved by Lessor, (b) if agreed to by Lessor in writing, in advance, the cost of any land contiguous to a Leased Property that is (1) to become part of such Leased Property and (2) is purchased for the purpose of placing thereon the Capital Alterations or any portion thereof or of providing means of access to such Capital Alterations or any existing improvements on such Leased Property or of providing parking facilities for such Capital Alterations or such existing improvements, including the cost of surveying the same, (c) the cost of insurance, real estate taxes, water and sewage charges and other carrying charges for such Capital Alterations during construction, (d) the cost of title insurance, (e) reasonable fees and expenses of legal counsel, (f) filing, registration and recording taxes and fees, (g) documentary stamp taxes, if any, and (h) all reasonable costs and expenses of Lessor and Tenant and, if agreed to in advance by Lessor, any Lending Institution which has committed to finance the Capital Alterations, including, but not limited to, (i) the reasonable fees and expenses of their respective legal counsel, (ii) all printing expenses, (iii) the amount of any filing, registration and recording taxes and fees, (iv) documentary stamp or transfer taxes, if any, (v) title insurance charges and appraisal fees, if any,
(vi) rating agency fees, if any, and (vii) commitment fees, if any, charged by any Lending Institution advancing or offering to advance any portion of the financing for such Capital Alterations.

       "Code": The Internal Revenue Code of 1986, as amended.
        ----

       "Combined Leased Properties": The Leased Properties from time to time
        --------------------------
under this Lease, together with the leased properties from time to time under the other Combined Leases.

       "Combined Leases": The following that are from time to time in existence:
        ---------------
this Lease, the Master Leases and any New Lease entered into pursuant to Section
                                                                         -------
40.15 of this Lease (including, without limitation, any Separate Lease entered
-----
into pursuant to the terms of Section 22.7 hereof) or the corresponding sections
                              ------------
of any of the Master Leases or of any New Lease(s) derived, directly or indirectly, from any of the Master Leases.

       "Commencement Date": As to the applicable Leased Property, the date set
        -----------------
forth opposite such Leased Property in the column "Commencement Date" on Exhibit
                                                                         -------
B attached hereto.
-

       "Condemnation; Condemnor":  As defined in Article XV.
        -----------------------                  ----------

       "Coverage Ratio": As to any one or more of the Combined Leased
        --------------
Properties, the ratio of the EBITDARM generated by such Combined Leased Property(ies) to Base Rent allocable thereto under the applicable Combined Leases, in each case for the four (4) full calendar quarters ending not less than sixty (60) days prior to (a) the effective date of the New Master Lease, in the case of Section 40.17 hereof, or (b) the occurrence of a Section 16.10.3.1
            -------------
New Lease Transaction, in the case of Section 16.10.3.1.
                                      -----------------

       "Current Rent": (a) For the period from the Effective Date through April
        ------------
30, 2004, rent at an annual rate equal to the Base Rent applicable to such period, and (b) for a particular Rent Calculation Year thereafter, an annual rental amount equal to the sum of (i) the Prior Period Current Rent, plus (ii) if the Patient Revenues for the calendar year preceding the commencement of such Rent Calculation Year equaled or exceeded seventy-five percent (75%) of the Adjusted Base Patient Revenues, two percent (2%) of the Prior Period Base Rent; provided, however, that, from and after the Unpaid Accrued Rent Due Date, for
--------  -------
the remainder of the Rent Calculation Year during which such Unpaid Accrued Rent Due Date occurs and for each Rent Calculation Year thereafter, subject to satisfaction of the aforesaid 75% of Adjusted Base Patient Revenues test, the amount referenced in this subsection (b) (ii) shall equal three and one-half percent (3.5%), rather than two percent (2%), of the Prior Period Base Rent (i.e. from and after the Unpaid Accrued Rent Due Date, Current Rent shall equal Base Rent). Notwithstanding the foregoing, (x) in the event Lessor exercises the Reset Option referenced in Section 3.2 hereof, then, for periods
                                         -----------
from and after the Reset Date, "Current Rent" shall mean the Fair Market Rental applicable to such period, as determined pursuant to Section 3.2 hereof and
                                                     -----------
including any escalations that are part of the Fair Market Rental as so determined, and (y) exercise of the Reset Option shall not limit the applicability of Sections 19.2 and 19.3 hereof.
                 -------------     ----

       "Date of Taking":  As defined in Article XV.
        --------------                  ----------

       "Disclosing Party":  As defined in Section 40.14.
        ----------------                  -------------

       "Disclosure Date": As defined in Section 40.14.
         ---------------                 -------------

       "Disclosure Law":  As defined in Section 40.14.
        --------------                  -------------

       "Disclosure Notice": As defined in Section 40.14.
        -----------------                 -------------

       "Disclosure Notification Period":  As defined in Section 40.14.
        ------------------------------                  -------------

       "EBITDAR": As to any particular Leased Property or Leased Properties, or
        -------
any hospital, nursing center or other facility not covered by this Lease (regardless of the identity of the landlord or tenant of any such other facility) for a particular period, the earnings before interest, taxes, depreciation, amortization and rent, attributable to such Leased Property or Leased Properties or such other facility, as applicable, for such period, as determined in accordance with the customary methods, procedures and accounting principles from time to time used in the health care industry.

       "EBITDARM": As to any particular Leased Property or Leased Properties, or
        --------
any hospital, nursing center or other facility not covered by this Lease (regardless of the identity of the landlord or tenant of any such other facility) for a particular period, the earnings before interest, taxes, depreciation, amortization, rent and management fees, attributable to such Leased Property or Leased Properties or such other facility, as applicable, for such period, as determined in accordance with the customary methods, procedures and accounting principles from time to time used in the health care industry.

       "Effective Date":  As defined in the preamble hereof.
        --------------

       "Encumbrance":  As defined in Article XXXVIII.
        -----------                  ---------------

       "Event of Default":    As defined in Article XVI.
        ----------------                    -----------

       "Existing Ground Leases": Those ground leases, if any, listed on Schedule
        ----------------------                                          --------
2.1C attached hereto and made a part hereof, as the same may be amended or
----
modified in writing after the Effective Date with the written consent of Lessor and Tenant, each acting in its sole discretion.

       "Exit Facility Documents": The documents evidencing and securing the Exit
        -----------------------
Financing (as defined in the Bankruptcy Plan), and any amendment, restatement, modification, refinancing or replacement thereof from time to time following April 20, 2001.

       "Expired/Terminated Properties":  As defined in Section 40.16.
        -----------------------------                  -------------

       "Extended Term":    As defined in Article XIX.
        -------------                    -----------

       "Facility": The facility being operated or proposed to be operated on the
        --------
applicable Leased Property.

       "Facility Default": An Event of Default that relates directly to one or
        ----------------
more of the Leased Properties and/or the Facilities operated thereon (such as, for example only and without limitation, an Event of Default arising from a failure to maintain or repair, or to operate for the Primary Intended Use, or to maintain the required Authorizations for, one or more of the Facilities), as opposed to an Event of Default that, by its nature, does not relate directly to any of the Leased Properties or Facilities (such as, for example only and without limitation, an Event of Default arising from a breach of Section
                                                                 -------
3.1(a)).
------

       "Facility Mortgage":  As defined in Article XIII.
        -----------------                  ------------

       "Facility Mortgagee":  As defined in Article XIII.
        ------------------                  ------------

       "Facility Termination":  As defined in Section 40.3.
        --------------------                  ------------

       "Fair Market Added Value: The Fair Market Value (as hereinafter defined)
        -----------------------
of the applicable Leased Property (including all Capital Alterations), less, if Tenant has performed and financed a Capital Alteration to add a new building(s) to such Leased Property, the Fair Market Value of such Leased Property determined as if any such new building(s) had not been constructed.

       "Fair Market Rental": The annual amount per annum that a willing tenant
        ------------------
would pay, and a willing landlord would accept, at arm's length, for leasing of the Leased Properties (or, if applicable, any one or more, but less than all, of the Leased Properties) for the period of the Term (including, without limitation, any Extended Terms) remaining from and after the date as of which the Fair Market Rental is being determined (e.g. as of the Reset Date, in the case of Section 3.2, and as of the commencement of an Extended Term, in the case
        -----------
of Sections 19.2 and 19.3). The Fair Market Rental may include therein such
   -------------     ----
escalations of rent as would be paid by such a tenant, and accepted by such a landlord, as part of an arm's length transaction entered into as of the aforesaid Fair Market Rental determination date; provided, however, that, in
                                                 --------  -------
addition to such other market factors as may be applicable in determining the Fair Market Rental, the Fair Market Rental shall be determined on the basis, and on the assumptions, that (a) the Fair Market Rental may not include therein any rent, or method of rent calculation, that would adversely affect any landlord by virtue of it being a real estate investment trust or the ability of any such landlord to satisfy the requirements for maintaining its status as a real estate investment trust (and, without limitation of the foregoing, the Fair Market Rental shall not include any rent that would fail to qualify as "rents from real property" for purposes of Section 856(d) of the Code), (b) the Fair Market Rental amount is to be paid absolutely net to the aforesaid landlord, without any rights of deduction, set-off or abatement, (c) all of the Leased Properties as to which the Fair Market Rental is being determined are in good condition and repair (given their respective ages and prevailing health care industry standards with respect to what is considered good condition and repair), without any deferred maintenance (but allowing for ordinary wear and tear), are in material compliance with any and all applicable laws, codes, ordinances and regulations and have in full force and effect, for the benefit of the aforesaid tenant, the Facilities and the Leased Properties, any and all necessary or appropriate material Authorizations for use thereof in accordance with the respective Primary Intended Uses applicable thereto, (d) the aforesaid tenant has complied, and shall be required to comply, with the requirements of this Lease, including, without limitation, Article XXXVI hereof, (e) the respective
                                      -------------
replacement costs of the Leased Properties as to which Fair Market Rental is being determined are not determinative of the Fair Market Rental of such Leased Properties, and (f) the aforesaid tenant shall have available to it, with respect to each Leased Property as to which the Fair Market Rental is being determined, such remaining Term as then remains, and such number of Extended Terms as then remain unexercised, with respect to such Leased Property under the terms of this Lease. Notwithstanding anything to the contrary contained in this Lease, "Fair Market Rental" shall take into account, for each of the applicable Leased Properties, the market conditions, market levels of EBITDARM, the ratio of market levels of EBITDARM to market levels of rent, and the actual levels of EBITDARM at the applicable Leased Properties, in each case that are prevailing or measured, as applicable, as of the date as of which the Fair Market Rental is being determined, as well as historical levels of EBITDARM at the applicable Leased Properties (including the EBITDARM of the Leased Properties measured as of April 20, 2001).

       "Fair Market Value": The price that a willing buyer not compelled to buy
        -----------------
would pay a willing seller not compelled to sell for the applicable Leased Property, including all Capital Alterations, and (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Article XXXV or in such other manner as shall be
                        ------------
mutually acceptable to Lessor and Tenant, and (c) not taking into account any reduction in value resulting from any indebtedness to which such Leased Property is subject except as expressly provided hereinbelow. In determining such Fair Market Value the positive or negative effect on the value of the Leased Property attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of any encumbrance which is not removed at or prior to the closing of the transaction as to which such Fair Market Value determination is being made shall be taken into account.

       "Fair Market Value Purchase Price": The Fair Market Value of the Leased
        --------------------------------
Property less the Fair Market Added Value.


       "Fiscal Year": The twelve (12) month period from January 1 to December
        -----------
31.

       "Final Appraiser":  As defined in Section 35.2.
        ---------------                  ------------

       "Fixed Term":  As defined in Article I.
        ----------                  ---------

       "Fixtures":  As defined in Article I.
        --------                  ---------

     "Guarantor": Each subtenant that is an Affiliate of Tenant to which a
      ---------
Leased Property or any portion thereof is subleased, including, without limitation, as of the Effective Date, the Affiliates of Tenant that are referenced on Schedule 40.12 attached hereto and incorporated herein.
              --------------

     "Impositions": Shall mean for each applicable Leased Property,
      -----------
collectively, all taxes (including, without limitation, all taxes imposed under the laws of the State, as such laws may be amended from time to time, and all ad valorem, sales and use, single business, gross receipts, transaction privilege, rent or similar taxes as the same relate to or are imposed upon any rents from the applicable Leased Property or upon Tenant or its business conducted upon the applicable Leased Property, but excluding any tax based on the net income or net profit of Lessor derived from any such rents), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), ground rents arising under any of the Existing Ground Leases, water, sewer or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the applicable Leased Property or any rents therefrom or the business conducted thereon by Tenant (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Lessor or Lessor's interest in such Leased Property, (b) such Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, an activity conducted on, or in connection with such Leased Property or the leasing or use of such Leased Property or any part thereof by Tenant; provided, however, nothing contained in this Lease shall be construed to require Tenant to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other person or (2) any transfer, or net revenue tax of Lessor or any other person or (3) any tax imposed with respect to the sale, exchange or other disposition by Lessor of the applicable Leased Property or the proceeds thereof, except to the extent that any tax, assessment, tax levy or charge, which Tenant is obligated to pay pursuant to the preceding provisions of this definition and which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1) or (2) is levied, assessed or imposed expressly in lieu thereof.

     "Indemnity Agreement": That certain Agreement of Indemnity-Third Party
      -------------------
Leases, dated as of April 30, 1998, from Tenant and its Affiliates to Ventas, Inc., which Indemnity Agreement remains in full force and effect in accordance with its terms and is hereby reaffirmed and ratified.

     "Insurance Requirements": All terms of any insurance policy required by
      ----------------------
this Lease with respect to the applicable Leased Property and all requirements of the issuer of any such policy.

     "Kindred":  As defined in the preamble hereof.
      -------

       "Land":  As defined in Article I.
        ----                  ---------

       "Lease":  As defined in the preamble hereof.
        -----

       "Lease Guaranty": A guaranty of certain obligations of Tenant under this
        --------------
Lease executed and delivered by each Guarantor substantially in the form of Exhibit G annexed hereto.

       "Lease Year": shall mean May 1 through April 30 of each year of the Term.
        ----------

       "Leased Improvements"; "Leased Property"; "Leased Properties": Each as
        ------------------     ---------------    -----------------
defined in Section 1.1.
           -----------

       "Leasehold Mortgage":  As defined in Section 22.2(a).
        ------------------                  ---------------

       "Leasehold Mortgagee":  As defined in Section 22.2(b).
        -------------------                  ---------------

       "Legal Requirements": As to the applicable Leased Property, all federal,
        ------------------
state, county, parish, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting such Leased Property or the maintenance, construction, use, operation or alteration thereof, whether now or hereafter enacted and in force, including, without limitation, (i) any licensure requirements, certification requirements under applicable federal and/or state cost reimbursement programs, including Medicare and Medicaid (provided the applicable Facility participates in such reimbursement), building codes and zoning regulations, (ii) any which may (x) require repairs, modifications or alterations in or to such Leased Property or
(y) in any way adversely affect the use and enjoyment thereof, and (iii) all permits, licenses, certificates of need, authorizations and regulations necessary to operate such Leased Property for its Primary Intended Use.

       "Lending Institution": Any insurance company, federally insured
        -------------------
commercial or savings bank, national banking association, savings and loan association, credit union, employees' welfare, pension or retirement fund or system, corporate profit sharing or pension trust, college or university, endowment fund, real estate investment trust, or other institutional lender or financial enterprise, including, without limitation, any corporation qualified to be treated for federal tax purposes as a real estate investment trust, having a net worth of at least $50,000,000 acting on its own behalf or as agent on behalf of other Lending Institutions.

       "Lessor": Ventas Realty, Limited Partnership, a Delaware limited
        ------
partnership and its successors and assigns.


       "Lessor's Management Group":  As defined in Section 1.3.3.1.
        -------------------------                  ---------------

       "LIBO Rate": On any day, the offered rate per annum for Dollar deposits
        ---------
in the London Interbank Offered Market for contracts with a three-month term, as reported in The Wall Street Journal on the last Business Day of the calendar
            -----------------------
month immediately preceding such day. If The Wall Street Journal shall cease to
                                         -----------------------
report such offered rate, then the LIBO Rate, on any day, shall be the aforesaid offered rate per annum as of the last Business Day of the calendar month immediately preceding such day, determined by Citibank, N.A., or any successor thereof, as the aforesaid offered rate per annum as of such last Business Day. If the aforesaid offered rate is determined by reference to The
                                                                          ---
Wall Street Journal, the same shall be based upon the effective rate per annum
-------------------
for the aforesaid contracts entered into such number of days prior to the day for which the aforesaid offered rate is being reported by The Wall Street
                                                          ---------------
Journal as is used by The Wall Street Journal. If the aforesaid offered rate is
-------               -----------------------
determined based upon the rate determined by Citibank, N.A., or any successor thereof, the same shall be based upon the effective rate per annum for the aforesaid contracts entered into as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the day for which the aforesaid offered rate is being determined by Citibank, N.A., or any successor thereof.

         "Litigation Costs": All costs reasonably incurred by Lessor in
          ----------------
connection with the enforcement of any provision of this Lease and/or in connection with any third-party claim against Lessor or any Leased Property arising on account of or in connection with any default or Event of Default hereunder by Tenant, including, without limitation, costs reasonably incurred by Lessor in investigating, settling and/or prosecuting claims and for attorney's and legal assistant fees and expenses, court costs and fees and consultant and witness fees and expenses.

         "Master Lease Leased Properties": The Leased Properties under the
          ------------------------------
Original Master Lease, exclusive of any Leased Properties that, pursuant to
Section 40.17 below or the corresponding section of the Original Master Lease or
-------------
of any New Lease derived, directly or indirectly, therefrom, are transferred into a New Master Lease in accordance with the requirements of any such Section
                                                                        -------
40.17.
-----

         "Master Leases": Collectively, all of those certain leases listed in
          -------------
Exhibit E attached hereto, and any New Master Lease entered into pursuant to
---------
Section 40.17 of this Lease and the corresponding section of any of the Combined
-------------
Leases.

         "Medicaid": A state program of medical aid established under Title XIX
          --------
of the Social Security Act of 1965, as amended, and any successor statute thereto and any successor programs.

         "Medicare": The program of medical care benefits provided under Title
          --------
XVIII of the Social Security Act of 1965, as amended, and any successor statute thereto and any successor programs thereto.

         "New Lease":  As defined in Section 40.15.
          ---------                  -------------

         "New Master Lease": As defined in Section 40.17.
          ----------------                 -------------

         "1998 Master Lease":  The "Original Master Lease," as referenced and
          -----------------
defined in the Original Master Lease.

         "1998 Plan of Reorganization":  As defined in Section 16.11.
          ---------------------------                  -------------

         "Non-Capital Alterations":  As defined in Section 10.4.
          -----------------------                  ------------

         "Officer's Certificate": A certificate of Tenant signed by the chairman
          ---------------------
of the board of directors, the president, any vice president, the secretary, the treasurer, the chief operating officer, the chief financial officer, the general counsel or any other officer authorized to so sign by the board of directors or by-laws of Tenant, or the general partner of Tenant or the managing member of Tenant, as applicable, or any other person whose power and authority to act has been authorized by delegation in writing by any person duly authorized to make such delegation of authority.

         "Operator":  As defined in the preamble hereof.
          --------

         "Original Master Lease":  As defined in the recitals hereto.
          ---------------------

         "Overdue Rate": On any date, a rate equal to 2% per annum above the
          ------------
Prime Rate, but in no event greater than the maximum rate then permitted under applicable law, provided, however, that, upon the occurrence of any Event of Default, the Overdue Rate, when applied to any Accrued Rent, Accrued Rent Interest or Unpaid Accrued Rent, shall equal, on any date, a rate equal to the LIBO Rate plus 700 basis points per annum, but in no event greater than the maximum rate then permitted under applicable law. Interest at the aforesaid rates shall be determined for actual days elapsed based upon a 360 day year.

         "Paragraph Seven Notification Period":  As defined in Section 40.14.
          -----------------------------------                  -------------

         "Partial Expiration/Termination Date":  As defined in Section 40.16.
          -----------------------------------                  -------------

         "Partial Expiration/Termination Days":  As defined in Section 40.16.
          -----------------------------------                  -------------

         "Patient Revenues": Revenues generated from the sale of goods or
          ----------------
services at or through the Leased Properties, whether by Tenant or any subtenant or licensee of Tenant, or any other party, which revenues are primarily derived from services provided to patients (including, without limitation, revenues received or receivable for the use of or otherwise by reason of all rooms, beds and other facilities provided, meals served, services performed or goods sold at the Leased Properties, but excluding revenues received by Tenant as rent or other consideration from a permitted assignment of this Lease or any part thereof or a permitted sublease of any Leased Property(ies) or any part thereof), and which revenues shall be measured and computed using substantially the same methodology as during the period between April 30, 1998 and April 20, 2001 and net of contractual adjustments of governmental and other third party payors.

         "Payment Date":  Any due date for the payment of the installments of
          ------------
any component of Rent payable under this Lease.

         "Permissible Reduction Percentage":  As defined in Section 16.1.
          --------------------------------                  ------------

         "Permitted  Alteration":  Any Capital Alteration or Non-Capital
          ---------------------
Alteration to a Facility or Leased Property that is permitted pursuant to the terms of this Lease.

         "Permitted Encumbrances": (a) all easements, covenants, conditions,
          ----------------------
restrictions, agreements and other matters with respect to the Leased Properties that are of record as of the Commencement Date; (b) all easements, covenants, conditions, restrictions, agreements and other matters with respect to the Leased Properties, whether or not of record, that are executed by Tenant or approved or consented to in writing by Tenant; (c) any easement or utility agreement entered into by Lessor, or the lessor under the Original Master Lease, with respect to a Leased Property(ies) after April 20, 2001, subject to Tenant's consent, in its sole discretion; (d) any agreement required pursuant to any Legal Requirement entered into by Lessor, or the lessor under the Original Master Lease, with respect to a Leased Property(ies) after April 20, 2001, subject to Tenant's consent, not to be unreasonably withheld, conditioned or delayed; (e) any matter affecting title to the Leased Properties or any portion thereof that is permitted under Section 7.3 or Section 9.2; and (f) any other
                                -----------    -----------
matters affecting title to the Leased Properties or any portion thereof caused by Tenant or its assignees or sublessees or their respective agents or employees, provided, however, that, for purposes of Section 24.1 below,
           --------  -------                        ------------
"Permitted Encumbrances" shall not include any Superior Lease (other than the Existing Ground Leases), any Facility Mortgage or other lien created by Lessor or its agents or employees or any Leasehold Mortgage and, for purposes of
Section 8.3 below, "Permitted Encumbrances" shall not include any Superior
-----------
Lease, any Facility Mortgage or other lien created by Lessor or its agents or employees or any Leasehold Mortgage.

         "Person": Any individual, sole proprietorship, corporation, general
          ------
partnership, limited partnership, limited liability company or partnership, joint venture, association, joint stock company, bank, trust, estate, unincorporated organization, any federal, state, county, or municipal government (or agency or political subdivision thereof), endowment fund or other form of entity.

         "Plans and Specifications":  As defined in Section 10.1.
          ------------------------                  ------------

         "Previous Period Unreported Claims":  As defined in Section 13.1.4.
          ---------------------------------                  --------------

         "Primary Intended Use":  As defined in Section 7.2.2.
          --------------------                  -------------

         "Prime  Rate":  On any date,  a rate equal to the annual rate on such
          -----------
date announced by Citibank, N.A., or any successor thereof, to be its prime rate.

         "Prior Period Base Rent": As of any date after April 30, 2002, the Base
          ----------------------
Rent that was in effect immediately prior to the commencement of the Rent Calculation Year containing such date.

         "Prior Period Current Rent": As of any date after April 30, 2003, the
          -------------------------
Current Rent that was in effect immediately prior to the commencement of the Rent Calculation Year containing such date.

         "Property Transfer Date":  As defined in Section 40.15.
          ----------------------                  -------------

         "Purchase Option EBITDAR":  As defined in Section 16.12.5.
          -----------------------                  ---------------

         "Qualified Arbitrator":  As defined in Section 22.6(c).
          --------------------                  ---------------

         "Qualified Successor":  As defined in Section 40.3.
          -------------------                  ------------

         "Recipient":  As defined in Section 40.14.
          ---------                  -------------

         "Refinancing Transaction": The occurrence of any of the following:(i)
          -----------------------
any transaction pursuant to which all or substantially all of the indebtedness of Tenant under the Tenant Senior Secured Credit Agreement or Tenant Senior Secured Notes is purchased by Tenant or any Affiliate thereof, or by anyone else at the direction of Tenant or any such Affiliate, or is repaid; (ii) any amendment of the Tenant Senior Secured Credit Agreement or Tenant Senior Secured Notes pursuant to which either (x) the principal amount of Tenant's indebtedness thereunder (as such indebtedness is in effect immediately prior to such amendment) is increased (excepting therefrom increases attributable to the capitalization of accrued interest or protective advances by the Senior Lender), or (y) the loan amount, maturity or other material terms and conditions thereof (as such terms and conditions are in effect immediately prior to such amendment) are modified to match, better or otherwise respond to the terms and conditions of alternative financing which has been offered to Tenant; (iii) any bona fide, binding offer is made to Tenant to provide financing on terms better than those of the Tenant Senior Secured Credit Agreement and Tenant Senior Secured Notes, sufficient to (x) pay in full, or purchase at or above par, all of the indebtedness of Tenant under the Tenant Senior Secured Credit Agreement or Tenant Senior Secured Notes and (y) pay in full all Unpaid Accrued Rent owing as of such date, whether or not such offer is accepted or consummated; and (iv) the termination or expiration of this Lease; provided, however, if such termination
                                         --------  -------
occurs in connection with the creation of a Separate Lease under Section 22.7
                                                                 ------------
hereof, such termination shall not constitute a "Refinancing Transaction" and provided, further, that, if such termination or expiration occurs prior to the occurrence of one of the events described in clauses (i) through (iii) above, then, notwithstanding that a Refinancing Transaction shall have occurred and the Unpaid Accrued Rent Due Date shall thereby be triggered, until one of the events described in clauses (i) through (iii) above shall have occurred, Lessor's right to receive, and receipt of, payment of Accrued Rent and Unpaid Accrued Rent only, but not any other component of Rent or other amount due to Lessor hereunder, shall be subordinate to the Senior Lender's right to receive, and receipt of, payment of the indebtedness of Tenant under the Tenant Senior Secured Credit Agreement and Tenant Senior Secured Notes and, upon the occurrence of one of the events described in clauses (i) through (iii) above, such subordination shall automatically terminate; and provided further that all amounts received by Lessor from or for the account of Tenant with respect to amounts due under this Lease shall, notwithstanding any characterization thereof by Tenant, be first applied against Current Rent, Additional Charges and other amounts then due from Tenant under this Lease (excluding Accrued Rent and Unpaid Accrued Rent), until each of the foregoing is paid in full, before any such amount is applied against Accrued Rent or Unpaid Accrued Rent. Notwithstanding anything to the contrary contained herein, the term "Refinancing Transaction" shall not include any forbearance, standstill agreement, extension of maturity or other amendment of the Tenant Senior Secured Credit Agreement or Tenant Senior Secured Notes entered into in order to facilitate a workout of defaults or imminent defaults by Tenant.

         "Registration Rights Agreement":  As defined in Section 40.14.
          -----------------------------                  -------------

         "Reimbursement Period":  As defined in Section 40.3.
          --------------------                  ------------

         "REIT":  As defined in Section 36.1.1.
          ----                  --------------

         "REIT Requirements":  As defined in Section 36.1.1.
          -----------------                  --------------

         "Renewal Group":  As defined in Section 19.1 hereof.
          -------------                  ------------

         "Rent":  Collectively, Current Rent, Unpaid Accrued Rent and Additional
          ----
Charges (as defined in Section 3.3 hereof).
                       -----------

         "Rent Calculation Year":  A period from May 1 of any year through April
          ---------------------
30 of the following year.

         "Rent Stipulation":  That certain Stipulation and Order Pursuant to
          ----------------
Section 365 of the Bankruptcy Code regarding Vencor, Inc., Vencor Operating, Inc. and Vencor Nursing Centers Limited Partnership's Performance of Obligations under, and Extending the Time within which Vencor, Inc., Vencor Operating, Inc. and Vencor Nursing Centers Limited Partnership May Accept or Reject, Certain Agreements between Vencor, Inc., Vencor Operating, Inc., Vencor Nursing Centers Limited Partnership, Ventas, Inc. and Ventas Realty, Limited Partnership dated September 13, 1999 and entered by the Bankruptcy Court in the bankruptcy proceedings of Tenant on September 13, 1999, at docket no. 43, as the same may heretofore have been, or hereafter may be, amended by Lessor and Tenant, each acting in its sole discretion.

         "Reset Date":  As defined in Section 3.2.
          ----------                  -----------

         "Reset Exercise and Payment Date":  As defined in Section 3.2.
          -------------------------------                  -----------

         "Reset Fee":  As defined in Section 3.2.
          ---------                  -----------

         "Reset Option":  As defined in Section 3.2.
          ------------                  -----------

         "Second Lease": As defined in Section 40.18.
          ------------                 -------------

         "Section 1.3.3.1 Claim":  As defined in Section 1.3.3.1.
          ---------------------                  ---------------

         "Section 16.10.3.1 New Lease Transaction": As defined in Section
          ---------------------------------------                 -------
          16.10.3.1.
          ---------

         "Section 16.10.1 Number": As defined in Section 16.10.1.
          ----------------------                 ---------------

         "Section 16.10.2.3 Proviso": As defined in Section 16.10.2.3.
          -------------------------                 -----------------

         "Section 16.10.3.2 Number":  As defined in Section 16.10.3.2.
          ------------------------                  -----------------

         "Section 16.10.3.3 Lease": As defined in Section 16.10.3.3.
          -----------------------                 -----------------

         "Section 16.12 Notice":  As defined in Section 16.12.2.
          --------------------                  ---------------

         "Section 40.3 Notice":  As defined in Section 40.3.
          -------------------                  ------------

         "Section 40.18 Date": As defined in Section 40.18.
          ------------------                 -------------

         "Section 40.18 Lease": As defined in Section 40.18.
          -------------------                 -------------

         "Senior  Lender":  The lender(s) under the Tenant Senior Secured Credit
          --------------
Agreement and Tenant Senior Secured Notes, from time to time.

         "Senior Officer's Certificate": An Officer's Certificate of Tenant
          ----------------------------
signed by the chairman of the board of directors, the president, the chief operating officer or the general counsel of Tenant, or a Person having such title or the equivalent thereof in the general partner or the managing member of Tenant.

         "Separate Lease":  As defined in Section 22.7.
          --------------                  ------------

         "State":  The State or Commonwealth in which the applicable Leased
          -----
Property is located.

         "Sublease Rent Payments":  As defined in Section 25.1.7.
          ----------------------                  --------------

         "Sub-Portfolio Properties":  As defined in Section 40.17.
          ------------------------                  -------------

         "Subsidiaries":  The corporations or other entities of which securities
          ------------
or similar ownership interests representing (i) ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) a majority of the economic interest therein, are at the time directly or indirectly owned by Tenant or any Guarantor (individually, a "Subsidiary").

         "Superior Lease": Any ground lease or other lease to which the
          --------------
applicable Leased Property is subject.

         "Superior Lessor":  The lessor under any ground lease or other lease to
          ---------------
which the applicable Leased Property is subject.

         "Superior Mortgage":  As defined in Section 21.1.
          -----------------                  ------------

         "Superior Mortgagee":  As defined in Section 21.1.
          ------------------                  ------------

         "Suspension Period":  As defined in Section 40.14.
          -----------------                  -------------

         "Taking": A taking or voluntary conveyance during the Term of all or
          ------
part of the applicable Leased Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of any condemnation or other eminent domain proceeding affecting such Leased Property whether or not the same shall have actually been commenced.

         Tax Refund Escrow Agreement": The Tax Refund Escrow Agreement
         ---------------------------
referenced in the Bankruptcy Plan, as the same is hereafter amended, modified or supplemented, in each case with the written consent of VRLP, in its sole discretion.

         "Tenant":  As defined in the preamble hereof.
          ------

         "Tenant Senior Secured Credit Agreement": That certain Credit Agreement
          --------------------------------------
Providing for the Issuance of $300,000,000 Senior Secured Notes Due 2008 dated as of April 20, 2001 between Tenant and the lenders party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent and Administrative Agent, and any amendment thereof following April 20, 2001 that does not constitute a Refinancing Transaction.

         "Tenant Senior Secured Notes": The "Notes" (as defined in the Tenant
          ---------------------------
Senior Secured Credit Agreement) dated as of April 20, 2001 made by Kindred Healthcare Operating, Inc. (formerly known as Vencor Operating, Inc.) payable to the order of the Lenders that are parties to the Tenant Senior Secured Credit Agreement and any amendment thereof following April 20, 2001 that does not constitute a Refinancing Transaction.

         "Tenant Shares":  As defined in Section 40.14.
          -------------                  -------------

         "Tenant's Personal Property": All motor vehicles, machinery, equipment,
          --------------------------
furniture, furnishings, movable walls or partitions, computers or trade fixtures or all other personal property, and consumable inventory and supplies, now owned or hereafter acquired by Tenant and located on the applicable Leased Property or used or useful in Tenant's business on such Leased Property, including without limitation all modifications, replacements, alterations and additions to such personal property installed at the expense of Tenant, except items, if any, included within the definition of Fixtures.

         "Term": Collectively for each applicable Leased Property, the Fixed
          ----
Term and any Extended Terms, to the extent properly exercised pursuant to the provisions of Article XIX, unless earlier terminated pursuant to the provisions
              -----------
of this Lease.

         "Transferred Property(ies)":  As defined in Section 40.15.
          -------------------------                  -------------

         "Transferred Property Percentage(s)":  As defined in Section 40.15.
          ----------------------------------                  -------------

         "Unaffiliated Buyer":  As defined in Section 40.17.
          ------------------                  -------------

         "Unavoidable Delays": Delays due to strikes, lockouts, inability to
          ------------------
procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto unless such lack of funds is caused by the failure of the other party hereto to perform any obligations of such party, under this Lease, or any guaranty of this Lease, including any obligation to provide financing undertaken by Lessor pursuant to Article X below.

         "Unpaid Accrued Rent": As of any date, the amount equal to (a) the sum
          -------------------
of (i) the aggregate amount of all Accrued Rent earned hereunder from the Effective Date through such date, plus (ii) the aggregate amount of all Accrued Rent Interest from the Effective Date through such date, plus (iii) the aggregate amount of all Unpaid Accrued Rent, if any, that was owing as of the Effective Date under the Original Master Lease and attributable to the Leased Properties under this Lease pursuant to Section 40.15(a)(iii) of the Original
                                        ---------------------
Master Lease, less (b) the aggregate amount of all payments made by Tenant or any other party from and after the Effective Date on account of Accrued Rent or Accrued Rent Interest.

         "Unpaid Accrued Rent Due Date":  The date that a Refinancing
          ----------------------------
Transaction occurs.

         "Unsuitable For Its Primary Intended Use": A state or condition of the
          ---------------------------------------
Facility located at the applicable Leased Property such that, by reason of damage or destruction, or a partial taking by condemnation, in the good faith judgment of Tenant, the Facility cannot be operated on a commercially practicable basis for its Primary Intended Use taking into account, among other relevant factors, the number of usable beds affected by such damage or destruction or partial taking; provided, however that such Facility shall not be
                               --------  -------
deemed to be "Unsuitable For Its Primary Intended Use" if such Leased Property can, within one (1) year after the occurrence of such damage, destruction or taking, be restored to substantially the same state and condition as existed immediately prior to such damage, destruction or taking.

          "Ventas Lessor":  A lessor that is Ventas, Inc. and/or Ventas Realty,
           -------------
Limited Partnership and/or any successor to either of them (by merger or otherwise) and/or any Affiliate of Ventas, Inc. or Ventas Realty, Limited Partnership or any such successor.

         "VRLP":  As defined in Recital A hereto.
          ----

                                   ARTICLE III

         Section 3.1  Rent. Tenant shall pay to Lessor, in lawful money of the
                      ----
United States of America which shall be legal tender for the payment of public and private debts, at Lessor's address set forth in Section 34.1 below or at
                                                    ------------
such other place or to such other person(s), firm(s) or corporation(s) as Lessor from time to time may designate in writing, Current Rent, Unpaid Accrued Rent and Additional Charges during the Term, including, without limitation, any Extended Terms, as hereinafter provided. Any rental escalations required under this Lease to be made on the May 1 immediately following the Effective Date shall be made on such May 1, in the full amount required as if the Leased Properties had been under this Lease for a full year, notwithstanding that the period from the Effective Date to such succeeding May 1 may be less than one full year. Lessor may, by written notice to Tenant at any time and from time to time, elect to require that Rent (or portions thereof designated by Lessor) that is payable to Lessor hereunder be paid by wire transfer of immediately available funds to such wire transfer account(s) as Lessor may specify in writing, and, in such regard, Rent payable to Lessor under this Lease shall, until further written notice from Lessor, be paid by wire transfer of immediately available funds to the wire transfer account specified in that certain Tenant Direction Letter bearing even date herewith from Ventas Finance I, LLC to Tenant.

               (a)     Current Rent. Current Rent shall be payable, in the
                       ------------
manner provided in Section 3.1 above, in advance in equal, consecutive monthly
                   -----------
installments, on the first day of each calendar month of the Term, including, without limitation, any Extended Terms; provided, however, that, if the
                                        --------  -------
Effective Date occurs other than on the first day of a calendar month, the first monthly payment of Current Rent shall be payable on the Effective Date and that the first and last monthly payments of Current Rent shall be prorated as to any partial month (subject to adjustment as provided in Section 10.3(b)(iv) below).
                                                    -------------------

               (b)     Unpaid Accrued Rent. On or before the Unpaid Accrued Rent
                       -------------------
Due Date, Tenant shall pay to Lessor, in the manner provided in Section 3.1
                                                                -----------
above, all Unpaid Accrued Rent. Tenant shall have the right to prepay all or any portion of the Unpaid Accrued Rent at any time, provided, however, that any such
                                                --------  -------
prepayment shall be applied first to any past due amounts owing under this Lease (including, without limitation, any amounts due and owing as the result of an Event of Default) and the balance to Unpaid Accrued Rent in the reverse order of accrual (i.e. payments shall be applied first to the most recently accrued Unpaid Accrued Rent).

         Section 3.2   Option to Reset Base Rent, Current Rent and Accrued Rent.
                       --------------------------------------------------------

               (a)     Reset Option. Lessor shall have the unilateral, one-time
                       ------------
right and option (the "Reset Option") to reset the Base Rent, Current Rent and Accrued Rent for the balance of the Term (including, without limitation, any Extended Terms) from and after the Reset Date (as hereinafter defined), on the terms and conditions described in this Section 3.2.
                                       -----------

               (b)     Reset Proposal Notice. If Lessor desires to reset the
                       ---------------------
aforesaid components of Rent, subject to subsection (c) below, Lessor shall give Tenant notice (a "Reset Proposal Notice"), on any date that is not prior to
                  ---------------------
January 20, 2006 but not later than July 19, 2007, that, subject to a determination of the Fair Market Rental in accordance with the provisions of this Section 3.2, Lessor may be interested in resetting the aforesaid components
     -----------
of Rent for the aforesaid balance of the Term. The Reset Proposal Notice shall set forth Lessor's proposal of Fair Market Rental, for the aforesaid balance of the Term, including any escalations proposed by Lessor, and shall further include Lessor's proposal for an amended Exhibit C containing Lessor's proposed
                                         ---------
allocations of Base Rent and Current Rent, and Transferred Property Percentages, for each of the Leased Properties. Provided that Lessor exercises the Reset Option pursuant to subsection (e) below, the date of delivery of the Reset Proposal Notice is referred to herein as the "Reset Date", provided, however,
                                                           --------  -------
that, if the Reset Proposal Notice is sent prior to July 19, 2006, the "Reset Date" shall be July 19, 2006.

               (c)     No Periodic Reset Proposal Notice Option. Notwithstanding
                       ----------------------------------------
the provisions of subsection (b) above, but subject to Section 40.15(a)(xiv) and
                                                       ---------------------
Section 40.17 hereof, Lessor may not send a Reset Proposal Notice under this
-------------
Lease if Lessor, as lessor under this Lease, has previously sent a Reset Proposal Notice hereunder.

               (d)     Determination of Fair Market Rental and Amended Exhibit
                       -------------------------------------------------------
C. Lessor and Tenant shall attempt to agree on the Fair Market Rental, and upon
-
an amended Exhibit C, promptly following the delivery of a Reset Proposal Notice. If Lessor and Tenant are not able to agree upon such Fair Market Rental, and upon an amended Exhibit C, within thirty (30)
                    ---------
days after the delivery of the Reset Proposal Notice, an appraisal for the determination thereof under Article XXXV hereof shall be conducted. Within
                            ------------
thirty (30) days after the expiration of the first 30-day period referenced above, each party shall give notice to the other party specifying the name and address of the person meeting the qualifications set forth in Section 35.3 below
                                                              ------------
designated to act as an appraiser on its behalf. Thereafter, the Fair Market Rental for the balance of the Term (including, without limitation, any Extended Terms) from and after the Reset Date, and an amended Exhibit C, shall be determined in accordance with Article XXXV hereof.
                              ------------

     (e) Exercise of Reset Option. If the Fair Market Rental and amended Exhibit
         ------------------------
C, as determined pursuant to subsection (d) above, are acceptable to Lessor, Lessor may exercise the Reset Option by delivering to Tenant a written notice to such effect within thirty (30) days following the determination of the Fair Market Rental, and an amended Exhibit C, as set forth in such subsection (d), together with payment to Tenant of the Reset Fees applicable to this Lease, the Original Master Lease and all other leases of Master Lease Leased Properties and interest on the aforesaid Reset Fees at the (e) annual rate of six percent (6%) for the period from the applicable Reset Date through the date the aforesaid Reset Fees are paid to Tenant (and, without limitation of subsection (g) below, Lessor and Tenant agree that, as of the Effective Date, the Reset Fee applicable to this Lease equals $861,971.29, as calculated pursuant to Section 40.15(a)
                                                            -----------------
(viii) of the Original Master Lease (i.e. $861,971.29 represents the product of
------
the Transferred Property Percentages applicable under the Original Master Lease to the Leased Properties under this Lease (41.3228% in aggregate)
times the Reset Fee applicable to the Original Master Lease ($2,085,946.00) as of the Effective Date)). In such event, subject to and without limitation of Sections 19.2 and 19.3 hereof, (i) the Base Rent, Current Rent and Accrued Rent
-------------     ----
shall, for the balance of the Term from and after the Reset Date (including, without limitation, any Extended Terms), be reset and adjusted, as set forth in the definitions of Base Rent, Current Rent and Accrued Rent contained in Section
                                                                         -------
2.1 hereof, using the Fair Market Rental, as so determined (including any
---
escalations of rent), in making such resettings and adjustments (e.g. per such definitions, for the period following the Reset Date, without limitation of the right of the Final Appraiser to include within the Fair Market Rental such rent escalations and accruals, and other rent features, as he or she deems appropriate in connection with his or her Fair Market Rental appraisals, Accrued Rent shall equal zero), (ii) effective as of the Reset Date, the aforesaid amended Exhibit C shall replace the existing Exhibit C hereto, (iii) Lessor
        ---------                            ---------
shall have no further right or option under this Section 3.2 to reset the
                                                 -----------
aforesaid components of Rent, and (iv) with respect to the period from and after Lessor's issuance of a Reset Proposal Notice through and including the day preceding the date (the "Reset Exercise and Payment Date") Lessor exercises the Reset Option, and pays the Reset Fee and interest thereon, as aforesaid, Tenant shall continue to pay Base Rent, Current Rent and Accrued Rent at the times, in the manner and with any scheduled adjustments therein, in each case as set forth in Section 3.1 hereof, and, upon Lessor's exercise of the Reset Option, and
   -----------
payment of the Reset Fee and interest thereon, as aforesaid, there shall immediately be due and payable from Tenant to Lessor such additional amount of Rent as is owing from Tenant to Lessor, or from Lessor to Tenant such amount as is owing from Lessor to Tenant on account of any Rent overpayment, for the period from the Reset Date through the Reset Exercise and Payment Date, after taking into account the resettings and adjustments referenced in subsection (i) above and the amounts paid by Tenant with respect to such period on account of Rent owing hereunder as set forth in this subsection (iv). If Lessor fails to notify Tenant of its exercise of the Reset Option, and to pay to Tenant the Reset Fee and any interest due and owing thereon, on or prior to such 30th day, Lessor shall be deemed to have declined to exercise the Reset Option based upon the Reset Proposal Notice and Fair Market Rental and amended Exhibit C determinations relating thereto. Subject to Section 40.15(a)(xiv) and Section 40.17 hereof,
                             ---------------------     -------------
such declination by Lessor shall prevent Lessor from thereafter issuing a Reset Proposal Notice under this Lease in accordance with subsection (b) above.

     (f) Effect of Reset. Tenant acknowledges and agrees that, in the event
         ---------------
Lessor exercises the Reset Option, Tenant shall thereafter remain obligated to pay Unpaid Accrued Rent and Additional Charges as provided in Sections 3.1 and
                                                              ------------
3.3 hereof, notwithstanding any resetting of Base Rent, Current Rent and Accrued
---
Rent pursuant to this Section 3.2.
                      -----------

     (g) Notwithstanding anything to the contrary contained in this Section 3.2
                                                                    -----------
and pursuant to Section 40.15(a)(xiv) of the Original Master Lease, (i) the
                ---------------------
lessor under the Original Master Lease shall have the sole and exclusive power and authority to exercise the rights of the lessor under Section 3.2 of each
                                                         -----------
lease of one or more Master Lease Leased Properties (including the rights of Lessor under Section 3.2 of this Lease), and to bind such lessor with respect
             -----------
thereto, and (ii) the rights of Lessor under this Section 3.2, acting through
                                                  -----------
the lessor under the Original Master Lease as provided in subsection (i) above, must be exercised consistently and simultaneously with the exercise of such rights by the lessor of the Original Master Lease (for example, if a Reset Proposal Notice is to be sent, or the Reset Option is to be exercised, or determinations by appraisal are to be requested, the same must be done at the same time for all of the Master Lease Leased Properties (including the Leased Properties under this Lease)) and, if the Reset Option is to be exercised, the Reset Fees applicable to this Lease, the Original Master Lease and all other leases of Master Lease Leased Properties must be paid to Tenant in connection with, and as a condition of, any such exercise (for example, if the Master Lease Leased Properties have not changed since April 20, 2001, the amount that would be required to be paid to Tenant with exercise of the Reset Option under this Lease and all other leases demising any of the Master Lease Leased Properties would equal $2,085,946.00. Alternatively, for example, if (x) a New Master Lease is created pursuant to Section 40.17 of this Lease and of the Original Master
                       -------------
Lease and the Reset Fee attributable to the leased properties included in such New Master Lease that were previously Master Lease Leased Properties equals $100,000.00 and (y) prior to the creation of this Lease, a partial termination of the Original Master Lease occurred pursuant to Section 40.16 thereof with
                                                  -------------
respect to certain leased properties and, as a result thereof, the Reset Fee under the Original Master Lease was reduced by $25,000.00 pursuant to Section
                                                                      -------
40.16(f) of the Original Master Lease, the amount that would be required to be
--------
paid to Tenant with exercise of the Reset Option under this Lease and all other leases of the remaining Master Lease Leased Properties would equal $1,960,946.00 ($2,085,946.00 - ($100,000.00 + $25,000.00) = $1,960,946.00).)

     Section 3.3 Additional Charges. In addition to Current Rent and Unpaid
                 ------------------
Accrued Rent payable with respect to the Leased Properties, Tenant shall pay and discharge as and when due and payable the following (collectively "Additional
                                                                   ----------
Charges"):
-------

         (1) Impositions. Tenant shall pay all Impositions before any fine,
             -----------
penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing authorities where feasible or, if otherwise required by law, to Lessor, and shall promptly upon request, furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), subject to the terms of any applicable Facility Mortgage, Tenant may exercise the option to pay same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments during the Term as the same may become due and before any fine, penalty, premium, further interest or cost may be added thereto.

         (2) Utility Charges. Tenant shall pay all charges for electricity,
             ---------------
power, gas, oil, water, sanitary and storm sewer, refuse collection, medical waste disposal and other utilities used or consumed in connection with each Leased Property during the Term.

         (3) Insurance Premiums. Tenant shall pay all premiums for the insurance
             ------------------
coverage required to be maintained pursuant to Article XIII hereof.
                                               ------------

         (4) Other Charges. Tenant shall pay all other amounts, liabilities and
             -------------
obligations that Tenant assumes or agrees to pay under this Lease, including, without limitation, all agreements to indemnify Lessor under Sections 12.1 and
                                                             -------------
24.1 and any and all fees, costs and expenses incurred by Tenant in the
----
operation of its business at the Facility.

         (5) Late Payment of Rent. If any installment of Current Rent, Unpaid
             --------------------
Accrued Rent or Additional Charges (but only as to those Additional Charges which are payable directly to Lessor or Lessor's agent or assignee) shall not be paid within five (5) Business Days after its due date, Tenant will pay to Lessor on demand a late charge (to the extent permitted by law) computed at the Overdue Rate (or at the maximum rate permitted by law, whichever is the lesser) on the amount of such installment, from the due date of such installment to the date of payment thereof.

         To the extent that Tenant pays any Additional Charges to Lessor pursuant to any requirement of this Lease, Tenant shall be relieved of its obligation to pay such Additional Charges to the entity to which they would otherwise be due. If any Facility Mortgagee shall so require, or if any Additional Charges shall not be paid to a third party payee within five (5) Business Days after its due date, Lessor may at any time thereafter, at Lessor's option, require Tenant to deposit into an escrow account under the sole dominion and control of Lessor (or the applicable Facility Mortgagee), on the first day of each and every month, an amount sufficient to insure that such escrow account shall contain an amount sufficient to make such payment on its next due date, in which event Lessor shall make all future payments for such expense from the escrow account. In the event of any failure by Tenant to pay any Additional Charges when due, Tenant shall promptly pay and discharge, as Additional Charges, every fine, penalty, interest and cost that may be added for non-payment or late payment of such items. Lessor shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of Rent.

     Section 3.4 Survival. Tenant's obligation to pay any Rent owing hereunder
                 --------
with respect to any period on or prior to the expiration or termination of this Lease (including, without limitation, any Extended Terms), as this Lease applies to any or all of the Leased Properties, shall survive any such expiration or termination. Without limitation of the foregoing, Tenant's obligation to pay Unpaid Accrued Rent that is owing as of the expiration or termination of this Lease as to any or all of the Leased Properties shall survive any such expiration or termination, and, following any such expiration or termination until all Unpaid Accrued Rent is paid in full, Accrued Rent Interest shall continue to accrue on Unpaid Accrued Rent, and be owing from Tenant to Lessor, with interest at the Accrued Rent Interest Rate, compounded annually on April 30 of each year (including, without limitation, years after any such expiration or termination of this Lease). For example, (a) if this Lease terminates for any reason on January 1, 2006, (b) as of such date, $100.00 of Unpaid Accrued Rent is owing, but not yet due because the Unpaid Accrued Rent Due date has not yet occurred, and (c) the Unpaid Accrued Rent Due Date occurs on January 1, 2007, then, notwithstanding such termination, Tenant shall remain obligated to pay to Lessor on January 1, 2007 such $100.00 plus Accrued Rent Interest thereon from January 1, 2006 through January 1, 2007 at the Accrued Rent Interest Rate and with compounding on April 30, 2006.

     Section 3.5 Net Lease. The Rent shall be paid absolutely net to Lessor,
                 ---------
without any rights of deduction, set-off or abatement, so that this Lease shall yield to Lessor the full amount of the installments of Current Rent, Unpaid Accrued Rent and Additional Charges, throughout the Term, including, without limitation, any Extended Terms. This Lease is intended to be and shall be construed as an absolutely net lease pursuant to which Lessor shall not, under any circumstances or conditions, whether presently existing or hereafter arising, and whether foreseen or unforeseen by the parties, be required to make any payment or expenditure of any kind whatsoever or be under any other obligation or liability whatsoever, except as expressly set forth herein.

     Section 3.6 New Common Stock. Lessor and Tenant acknowledge that, pursuant
                 ----------------
to the Bankruptcy Plan, on or about April 20, 2001 VRLP received certain New Common Stock (as defined in the Bankruptcy Plan). Lessor and Tenant acknowledge and agree that (a) such New Common Stock was received by VRLP as additional rent in consideration of the agreement of the lessors under the Master Leases to enter into the Master Leases and thereby agree to charge Base Rent as provided in the Master Leases and in leases to be derived therefrom, (b) such additional rent was paid on or about April 20, 2001 by the delivery of such New Common Stock to VRLP, (c) such additional rent is non-refundable by VRLP or Lessor, and
(d) the delivery of such New Common Stock to VRLP does not reduce the amount of Base Rent due and payable hereunder, under the Master Leases or under any other leases derived from this Lease or the Master Leases.

                                   ARTICLE IV

     Section 4.1 Payment of Impositions. Subject to Article XII relating to
                 ----------------------             -----------
permitted contests, Tenant shall pay all Impositions as set forth in Section
                                                                     -------
3.3. Tenant's obligation to pay such Impositions shall be deemed absolutely
---
fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. Lessor, at its expense, shall, to the extent permitted by applicable law, prepare and file all tax returns and reports as may be required by governmental authorities in respect of Lessor's net income, gross receipts, franchise taxes and taxes on its capital stock, and Tenant, at its expense, shall, to the extent permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by governmental authorities. If any refund shall be due from any taxing authority in respect of any Imposition paid by Tenant, the same shall be paid over to or retained by Tenant if no Event of Default shall have occurred hereunder and be continuing. Any such funds retained by Lessor due to an Event of Default shall be applied as provided in Article
                                                                     -------
XVI. Lessor and Tenant shall, upon request of the other, provide such data as is
---
maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file. Lessor, to the extent it possesses the same, and Tenant, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns, Tenant will be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Tenant to file a protest. Tenant may, upon notice to Lessor, at Tenant's option and at Tenant's sole cost and expense, protest, appeal, or institute such other proceedings as Tenant may deem appropriate to effect a reduction of real estate or personal property assessments and Lessor, at Tenant's expense as aforesaid, shall fully cooperate with Tenant in such protest, appeal, or other action (including, without limitation, signing all required forms and documents reasonably necessary for Tenant to file and prosecute such appeal, protest or other action), provided that Tenant shall indemnify Lessor from and against all losses, claims, damages, costs and expenses (including, without limitation, reasonable attorneys' fees) arising after April 20, 2001 suffered or incurred by Lessor and caused by such cooperation, including, without limitation, signing or providing any such forms and documents). Billings for reimbursement by Tenant to Lessor of personal property taxes shall be accompanied by copies of a bill therefor and payments thereof which identify the personal property with respect to which such payments are made.

     Section 4.2 Notice of Impositions. Lessor shall give prompt notice to
                 ---------------------
Tenant of all Impositions payable by Tenant hereunder of which Lessor at any time has knowledge, but Lessor's failure to give any such notice shall in no way diminish Tenant's obligations hereunder to pay such Impositions.

     Section 4.3 Adjustment of Impositions. Impositions imposed in respect of
                 -------------------------
the tax-fiscal period during which the Term terminates or expires shall be adjusted and prorated between Lessor and Tenant, whether or not such Imposition is imposed before or after such termination or expiration, and Tenant's obligation to pay its prorated share thereof shall survive such termination or expiration.

                                   ARTICLE V

     Section 5.1 No Termination, Abatement, etc. Except as otherwise
                 ------------------------------
specifically provided in this Lease, Tenant, to the extent permitted by law, shall remain bound by this Lease in accordance with its terms and shall neither take any action without the consent of Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent, nor shall the respective obligations of Lessor and Tenant be otherwise affected by reason of (a) any damage to, or destruction of, any Leased Property or any portion thereof from whatever cause or any Taking of any Leased Property or any portion thereof, (b) the interruption or discontinuance of any service or utility servicing any Leased Property, (c) the lawful or unlawful prohibition of, or restriction upon, Tenant's use of any Leased Property, or any portion thereof, the interference with such use by any person, corporation, partnership or other entity, or by reason of eviction by paramount title, (d) any claim which Tenant has or might have against Lessor or by reason of any default or breach of any warranty by Lessor under this Lease or any other agreement between Lessor and Tenant, or to which Lessor and Tenant are parties, (e) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor,
(f) any revocation, suspension or non-renewal of any license, permit, approval or other Authorization necessary to operate any Facility, (g) any withholding, non-payment, reduction or other adverse change respecting any Medicare, Medicaid or other reimbursements due or available to Tenant with respect to any Facility, or (h) for any other cause whether similar or dissimilar to any of the foregoing other than a discharge of Tenant from any such obligations as a matter of law. Tenant hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to (i) modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof, or (ii) entitle Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder. The obligations of Lessor and Tenant hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated by termination of this Lease as to any Leased Property other than by reason of an Event of Default.

                                   ARTICLE VI

     Section 6.1 Ownership of the Leased Properties. Tenant acknowledges that
                 ----------------------------------
the Leased Properties are the property of Lessor and that Tenant has only the right to the exclusive possession and use of the Leased Properties upon and subject to the terms and conditions of this Lease. Notwithstanding anything to the contrary contained in this Lease or the Joinder hereto by Ventas, Inc., in the case of any easement or other rights that are appurtenant to any property owned by Lessor, Tenant agrees that neither Lessor nor Ventas, Inc. makes any representation or warranty relative to Lessor's title thereto or whether such appurtenances are encumbered, and neither Lessor nor Ventas, Inc. shall be obligated to discharge any liens or encumbrances with respect to, or otherwise to defend, Lessor's right, title and interest, if any, in any such appurtenances. Tenant agrees that such appurtenances shall constitute Permitted Encumbrances, as to which Tenant shall have the obligations set forth in Section
                                                                         -------
8.3 and
---

Section 24.1 of this Lease, provided that Tenant shall not be obligated to
------------
defend or preserve any such appurtenances against any mortgages or other liens created by the owner of the property burdened by the aforesaid appurtenances that are senior in priority to Lessor's aforesaid appurtenant rights.

     Section 6.2 Tenant's Personal Property. Tenant may (and shall as provided
                 --------------------------
hereinbelow), at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of Tenant's Personal Property and Tenant shall, subject to the conditions set forth below and except for any Tenant's Personal Property that is purchased by Lessor pursuant to
Section 37.2 below, remove the same upon the expiration or any prior termination
------------
of the Term. Tenant shall provide and maintain during the entire Term all such Tenant's Personal Property as shall be necessary in order to operate each Facility in compliance with all licensure and certification requirements, in compliance with all applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use. Lessor acknowledges that Leasehold Mortgagee has a security interest in Tenant's Personal Property and, upon the expiration or earlier termination of this Lease as it relates to a Leased Property, Lessor agrees to permit Leasehold Mortgagee to enter on such Leased Property in order to remove such Tenant's Personal Property, so long as Leasehold Mortgagee, at no expense to Lessor, repairs or causes to be repaired, any damage to such Leased Property caused by any such removal, and further agrees to subordinate, and hereby subordinates, to the lien of Leasehold Mortgagee on such Tenant's Personal Property any lien Lessor has thereon. All of Tenant's Personal Property not removed by Tenant or Leasehold Mortgagee within twenty-one days following the expiration or earlier termination of this Lease with respect to the applicable Leased Property where such Tenant's Personal Property is located or sold to Lessor pursuant to Section 37.2 below shall be considered abandoned by Tenant
                   ------------
and Leasehold Mortgagee and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without first giving notice thereof to Tenant or Leasehold Mortgagee and without any payment to Tenant or Leasehold Mortgagee and without any obligation to account therefor or otherwise dispose of the same in accordance with applicable law. Tenant will, at its expense, restore such Leased Property to the condition required by Section 9.1(d), including repair of all
                                      --------------
damage to the Leased Property caused by the removal of Tenant's Personal Property, whether effected by Tenant, Leasehold Mortgagee or Lessor.

                                  ARTICLE VII

     Section 7.1 Condition of the Leased Property. Tenant acknowledges receipt
                 --------------------------------
and delivery of possession of each Leased Property and that Tenant has examined and otherwise has knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and has found the same to be in good order and repair and satisfactory for its purposes hereunder. Tenant is leasing the Leased Property "as is" in its present condition. Tenant waives any claim or action against Lessor in respect of the condition of the Leased Property. LESSOR MAKES NO WARRANTY OR REPRESENTATION EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE AS TO THE QUALITY OF THE

MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT. TENANT ACKNOWLEDGES THAT THE LEASED PROPERTY HAS BEEN INSPECTED BY TENANT AND IS SATISFACTORY TO IT.

     Section 7.2   Use of the Leased Property.
                   --------------------------

           Section 7.2.1 Tenant shall maintain or cause to be maintained all licenses, permits, approvals and other Authorizations needed to use and operate for its Section 7.2.1 Primary Intended Use (or any other use permitted under the terms of this Lease) each Leased Property and the Facility located at each such Leased Property under and in accordance with all applicable local, state and federal laws and all applicable state and federal programs including but not limited to appropriate certifications for reimbursement and licensure. All of such Authorizations shall, to the maximum extent permitted by law, relate and apply exclusively to one or more of the Leased Properties and/or the Facilities operated thereon. Tenant acknowledges and agrees that, subject to applicable law, the certificates of need issued for the Facilities are appurtenant to such Facilities, both during and following the termination or expiration of the Term. In jurisdictions where the certificate of need is issued to Tenant or its subtenant, as the Facility operator, Tenant agrees that it shall cooperate with Lessor, in accordance with Section 40.3 hereof, to turn over all of Tenant's
                           ------------
rights in connection with such certificate of need to Lessor or its designee.

           Section 7.2.2 After the Commencement Date and during the entire Term, Tenant shall use each Leased Property and the Leased Improvements thereof as a hospital or a nursing center and each Facility that is being used as a hospital on the Commencement Date shall continue to be used as a hospital during the entire Term and each Facility being used as a nursing center on the Commencement Date shall continue to be used as a nursing center during the entire Term (such use being the applicable Leased Property's "Primary Intended Use"). Tenant shall
                                            --------------------
not use the applicable Leased Property or any portion thereof for any other use without the prior written consent of Lessor, which consent shall not be unreasonably withheld, delayed or conditioned. No use shall be made or permitted to be made of the applicable Leased Property, and no acts shall be done, that will cause the cancellation of any insurance policy covering such Leased Property or any part thereof, nor shall Tenant sell or otherwise provide to occupants or patients therein, or permit to be kept, used or sold in or about such Leased Property any article which may be prohibited by law or by the standard form of fire insurance policies, or any other insurance policies required to be carried hereunder, or fire underwriters regulations. Tenant shall, at its sole cost, comply with all of the requirements pertaining to the applicable Leased Property or other improvements of any insurance board, association, organization or company necessary for the maintenance of insurance, as herein provided, covering such Leased Property and Tenant's Personal Property.

           Section 7.2.3 Tenant shall during the Term operate continuously each Leased Property in accordance with all applicable federal, state and local laws as a provider of health care services in accordance with its Primary Intended Use and maintain its certifications for reimbursement and licensure and its accreditation, if compliance with accreditation standards is required to maintain the operations of the Facility and if a failure to comply would adversely affect operations of the Facility.

     Section 7.2.4 Tenant shall not commit or suffer to be committed any waste on any Leased Property, or in any Facility, nor shall Tenant cause or permit any nuisance thereon. Tenant shall not take or omit to take any action, the taking or omission of which may materially impair the value or the usefulness of such Leased Property or any part thereof for its Primary Intended Use.

     Section 7.2.5 Tenant shall neither suffer nor permit any Leased Property or any portion thereof, including any Capital Alteration whether or not financed by Lessor, or Tenant's Personal Property, to be used in such a manner as (i) might reasonably tend to impair Lessor's (or Tenant's, as the case may be) title thereto or to any portion thereof, or (ii) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the applicable Leased Property or any portion thereof.

     Section 7.2.6 Nothing contained in this Section 7.2 shall be deemed to
                                             -----------
prevent Tenant from (i) voluntarily withdrawing from the Medicaid program, and voluntarily de-activating its certification for participation therein, as the same apply to a Facility(ies), or (ii) voluntarily reducing the number of beds at a Facility(ies) as to which a certification for reimbursement under the Medicaid program is applicable (but without affecting Tenant's certification for participation in the Medicaid program as to any such Facility(ies) and without reducing the number of beds at any Facility(ies) as to which a certification for participation in the Medicaid program is applicable below any legally required minimum number of beds), or (iii) voluntarily reducing the number of beds at a Facility(ies) as to which a certification for reimbursement under the Medicare program is applicable (but without affecting Tenant's certification for participation in the Medicare program as to any such Facility(ies) and without reducing the number of beds at any Facility(ies) as to which a certification for participation in the Medicare program is applicable below any legally required minimum number of beds), in each case if and so long as, in accordance with any and all laws, statutes, rules, regulations and orders applicable to the Medicaid and Medicare programs and certifications for participation therein and to any such Facility(ies), Tenant or any successor operator of such Facility(ies) may at any time at its election, without the necessity of any governmental approval or additional Authorization (other than routine governmental re-inspections of such Facility(ies) and any ministerial approvals and other Authorizations), as applicable depending upon whether subsection (i), (ii) and/or (iii) above is applicable, (a) promptly rejoin the Medicaid program, and re-activate its certification for participation in the Medicaid program, at any such Facility(ies) and/or (b) promptly re-activate its certification for participation in the Medicaid program and/or Medicare program, as applicable, as to any beds as to which a voluntary reduction under subsection (ii) and/or (iii) above is applicable. At the time, and as a condition, of any such voluntary withdrawal and de-activation, or voluntary reduction, by Tenant and thereafter within twenty (20) days after receipt of a written request therefor from Lessor from time to time (but not more often than twice in any calendar year, unless, after Lessor has made two (2) such requests in a calendar year, a change(s) in Legal Requirements becomes effective, or Lessor obtains knowledge of other facts or circumstances, suggesting a possible violation of this Section 7.2.6), Tenant shall deliver to Lessor a Senior Officer's
     --------------
Certificate, in form and substance reasonably satisfactory to Lessor, certifying that Tenant has made diligent inquiry relative to the applicable Legal Requirements and has consulted with its legal counsel and, based on the foregoing, certifies that Tenant has complied, and continues to comply, with the provisions of this Section 7.2.6 in connection with such voluntary withdrawal
                   -------------
and de-activation and/or voluntary reduction.

     Section 7.3 Granting of Easements, etc.
                 ---------------------------

          Section 7.3.1 Lessor and Tenant will, from time to time so long as no Event of Default has occurred and is continuing, at the request of the other party and at such requesting party's cost and expense (but subject to the approval of the non-requesting party, which approval shall not be unreasonably withheld, delayed or conditioned, and provided, however, that if the
                                      --------  -------
non-requesting party has not responded to any such request of the requesting party within 30 days after receipt thereof, such request shall be deemed approved), (i) grant easements and other rights in the nature of easements, (ii) release existing easements or other rights in the nature of easements which are for the benefit of the applicable Leased Property, (iii) dedicate or transfer unimproved portions of the applicable Leased Property for road, highway or other public purposes, (iv) execute petitions to have the applicable Leased Property annexed to any municipal corporation or utility district, (v) execute amendments to any covenants and restrictions affecting the applicable Leased Property and
(vi) execute and deliver to any person any instrument appropriate to confirm or effect such grants, releases, dedications and transfers (to the extent of its interests in the applicable Leased Property), but only upon delivery of all documentation the non-requesting party reasonably shall deem necessary and, if Lessor is the requesting party, only if such grant, release, dedication, transfer, petition or amendment (a) is not detrimental to the proper conduct of the business of Tenant on the applicable Leased Property and (b) does not materially reduce the value of the Leased Property, as reasonably determined by Tenant, and, if Tenant is the requesting party, only if such grant, release, dedication, transfer, petition or amendment does not materially reduce the value of the Leased Property, as reasonably determined by Lessor.

          Section 7.3.2 Notwithstanding anything to the contrary contained in
Section 7.3.1, Section 8.3, Section 24.1 or elsewhere in this Lease, in the case
-------------  -----------  ------------
of any easement or license for a cell tower, antenna, satellite dish or other telecommunications equipment, a parking lot or a billboard or other signage (a) that is entered into pursuant to Section 7.3.1 hereof at the written request of
                                 -------------
Lessor and (b) from which profit is generated and all of such profit, and any reimbursements of out of pocket costs and expenses incurred by Lessor in connection therewith, are payable to Lessor, without any obligation of Lessor to pay, or credit, any of the same to Tenant, (i) Tenant shall be obligated under this Section 7.3, Section 8.3, Section 24.1 and the other provisions of this
     -----------  -----------  ------------
Lease only to refrain from taking, and to prevent its assignees and sublessees, and the agents, employees, contractors, invitees, licensees and concessionaires of Tenant and its assignees and sublessees, from taking, any action that would cause or result in a breach, default, violation or termination of any such easement or license and (ii) Lessor shall protect, indemnify, save harmless and defend Tenant from and against all out of pocket costs and expenses (including, without limitation, Litigation Costs), to the maximum extent permitted by law, incurred by Tenant due to any liabilities, obligations, claims, damages, penalties or causes of action asserted against Tenant primarily by reason of any such easement or license and not arising due to any breach by Tenant of its obligations under subsection (i) above.

                                  ARTICLE VIII

          Section 8.1 Compliance with Legal and Insurance Requirements,
                      -------------------------------------------------
Instruments, etc. Subject to Article XII relating to permitted contests, Tenant,
-----------------            -----------
at its expense, will promptly (a) comply with all material Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the applicable Leased Property, whether or not compliance therewith shall require structural changes in any of the Leased Improvements or interfere with the use and enjoyment of such Leased Property, and (b) procure, maintain and comply with all licenses, certificates of need and other Authorizations required for any use of the applicable Leased Property and Tenant's Personal Property then being made, and for the proper erection, installation, operation and maintenance of the applicable Leased Property or any part thereof, including without limitation any Capital Alterations. In addition, Tenant shall promptly send to Lessor any material deficiency report Tenant receives from any federal, state or local licensure board or certification agency or authority with respect to any Facility if Tenant has not cured such deficiency within the applicable cure period.

          Section 8.1.1 Authorization Non-Compliance. In the event that Tenant
                        ----------------------------
shall receive notice from any federal, state or local agency or authority that Tenant is not in compliance with any material Legal Requirement, license, permit, approval, certificate of need, certification for reimbursement under Medicare or Medicaid (with respect to any Facility that participates in such programs) or other Authorization, Tenant shall promptly send notice to Lessor and Tenant shall either (a) remedy any condition causing such noncompliance within any cure period allowed therefor by the applicable agency or authority (or, if no such cure period shall be allowed or specified by the applicable agency or authority, promptly and diligently following Tenant's receipt of such notice and, in any event, prior to the final unappealable revocation of any license, permit, approval, certificate of need, certification for reimbursement or other Authorization) or (b) prior to the expiration of such cure period (or if no such cure period shall be allowed or specified by the applicable agency or authority, promptly following receipt of such notice and, in any event, prior to the final unappealable revocation of any license, permit, approval, certificate of need, certification for reimbursement or other Authorization), commence appropriate proceedings to contest such notice, and, thereafter, diligently pursue such contest until there is a final unappealable determination, all in accordance with the provisions of Sections 8.2 and 12.1 hereof.
                                  ------------     ----

          Section 8.2 Legal Requirement Covenants. Subject to the provisions of
                      ---------------------------
Article XII relating to permitted contests, Tenant covenants and agrees that
-----------
none of the Leased Properties nor any of Tenant's Personal Property shall be used for any unlawful purpose, and Tenant shall acquire and maintain, or cause to be acquired and maintained, all licenses, certificates, permits, provider agreements, approvals and other Authorizations needed to operate the applicable Leased Property in its customary manner for the Primary Intended Use, and any other use conducted on such Leased Property as may be permitted from time to time hereunder. Subject to Article XII, Tenant further covenants and agrees that
                           -----------
Tenant's use of
each Leased Property and maintenance, alteration, and operation of the same, and all parts thereof, shall at all times conform to all applicable local, state, and federal laws, ordinances, rules and regulations unless the same are held by a court of competent jurisdiction to be unlawful. Tenant may, however, upon prior written notice to Lessor, contest the legality or applicability of any law, ordinance, rule or regulation, or any other Legal Requirement or any licensure, certification or other Authorization decision (including, without limitation, any notice of non-compliance referred to in Section 8.1.1 hereof) or
                                                        -------------
other Authorization if Tenant, at Tenant's own expense, maintains such action in good faith, by appropriate proceedings and with due diligence, and on a regular basis fully informs Lessor of the status of, and material developments in, any such contest and furnishes Lessor with such additional documents and information concerning such contest as Lessor may reasonably request from time to time. If, by the terms of any such law, ordinance, rule or regulation or any Legal Requirement or any such licensure, certification or other Authorization decision or any applicable court order or stay, compliance therewith pending the prosecution of any such proceeding may legally be delayed (a) without the incurrence of any lien, charge or liability of any kind against the applicable Facility or Lessor's interest therein, (b) without any loss of licensure, certification or other Authorization that would materially and adversely impair Tenant's ability to continue to operate the affected Facility in accordance with its Primary Intended Use during Tenant's contest, and (c) without subjecting Lessor to any liability, civil or criminal, for failure so to comply therewith, Tenant may delay compliance therewith until the final unappealable determination of such proceeding, provided, however, if any such lien, charge or civil or
                    --------  -------
criminal liability would be incurred by reason of any such delay, Tenant may nonetheless contest as aforesaid and delay as aforesaid provided that such delay would not subject Lessor to criminal liability and Tenant (i) furnishes to Lessor security reasonably satisfactory to Lessor against any loss or injury by reason of such contest or delay, (ii) prosecutes the contest with due diligence and in good faith, and (iii) keeps Lessor informed, and provides additional documentation and information, relative to such contest as described above. Following the final unappealable determination of any such proceeding adversely to Lessor or Tenant, Tenant shall comply with all requirements of such determination in accordance with Section 12.1(g).
                                 ---------------

     Section 8.3 Permitted Encumbrances.
                 ----------------------

          Section 8.3.1 Subject to Section 7.3.2 hereof, Tenant shall, at its
                                   -------------
own cost and expense, fully observe, perform and comply with all Permitted Encumbrances as the same apply to or bind Lessor or any of the Leased Properties. Subject to Section 7.3.2 hereof, Tenant shall not cause, or permit
                       -------------
its respective agents, employees, contractors, invitees, subtenants, licensees, concessionaires or assigns (whether or not permitted hereunder) to cause, whether by act or omission, any breach of, default under or termination of any Permitted Encumbrance applicable to or binding upon Lessor or any of the Leased Properties. Notwithstanding anything to the contrary contained in Section 16.1
                                                                  ------------
or elsewhere in this Lease but subject to Section 7.3.2 hereof, an Event of
                                          -------------
Default shall be deemed to have occurred under this Lease on account of Tenant's breach of this Section 8.3.1, when, but only if, (a) Tenant's breach of this
               -------------
Section 8.3.1 also results in a breach or default of an obligation under a
-------------
Permitted Encumbrance, (b) such Permitted Encumbrance breach or default is not cured by Tenant on or prior to the expiration of the cure period, if any, applicable to such breach or default by the terms of the instrument creating such Permitted Encumbrance (or such longer cure period as may be expressly authorized by an order of a court of competent jurisdiction), and (c) on account of such Permitted Encumbrance breach or default, a real property interest, or a covenant, condition, restriction, license or other beneficial right, created under such Permitted Encumbrance and benefiting Lessor or a Leased Property is terminated or otherwise lost or at material risk of being terminated or otherwise lost. Lessor agrees that, in the event Lessor receives any written notice of default from a party to a Permitted Encumbrance, Lessor shall promptly forward a copy thereof to Tenant. Tenant agrees that, if Lessor, at its option, elects to cure an Event of Default by Tenant under this Section 8.3.1, such cure shall not excuse Tenant from, or be
                  -------------
deemed a cure of, such Event of Default, nor shall Tenant's reimbursement to Lessor of any costs and expenses incurred by Lessor in effecting any such cure be deemed a cure of any such Event of Default, provided, however, that,
                                               --------  -------
notwithstanding the foregoing, even after the occurrence of such an Event of Default by Tenant and/or Lessor's cure thereof, Lessor agrees to accept Tenant's cure thereof, or reimbursement of Lessor's costs and expenses to effect such cure, provided, and on the condition, that Lessor has not, prior thereto, terminated this Lease as it affects the Leased Property to which such Permitted Encumbrance relates or dispossessed Tenant from such Leased Property. Nothing contained in this Section 8.3 shall limit or impair Lessor's indemnification rights under Section 24.1 below.
             ------------

          Section 8.3.2 If (a) a Permitted Encumbrance breach or default of the nature described in Section 8.3.1(a) above occurs, and (b) on account thereof,
                    ----------------
if the same is not cured, the condition referenced in Section 8.3.1(c) above
                                                      ----------------
would, or is likely to, be satisfied, Tenant agrees that, notwithstanding anything to the contrary contained in Section 17.1 below or elsewhere in this
                                      ------------
Lease, Lessor may, but shall not be obligated to, in its discretion and regardless of whether Tenant is proceeding to cure, or attempting to cure, the Permitted Encumbrance breach or default referenced in Section 8.3.1(a) above or
                                                      ----------------
whether the cure period referenced in Section 8.3.1(b) above has expired or is
                                      ----------------
likely to expire before completion of necessary cure efforts, take such actions as it deems necessary or appropriate to attempt to cure such Permitted Encumbrance breach or default, provided, however, that, if the breach or default
                               --------  -------
referenced in subsection (a) above has applicable thereto, by the express terms of the applicable Permitted Encumbrance, a stated period to cure the same, Lessor agrees not to commence to cure such breach or default unless and until one-half (1/2) of the aforesaid stated cure period has elapsed. If Lessor so proceeds to attempt to cure any such Permitted Encumbrance breach or default, Tenant agrees, within fifteen (15) days following receipt of a written demand therefor and reasonable supporting documentation, to reimburse Lessor for the reasonable amount of all costs and expenses incurred by Lessor in curing, or attempting to cure, any such Permitted Encumbrance breach or default.


                                   ARTICLE IX

     Section 9.1 Maintenance and Repair.
                 ----------------------

          (a) Tenant, at its expense, shall keep each Leased Property and all private roadways, sidewalks and curbs appurtenant thereto and which are under Tenant's control (and Tenant's Personal Property) in good order and repair, reasonable wear and tear excepted (whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such Leased Property, Tenant's Personal Property, or any portion thereof), and, except as otherwise provided in Article XIV, shall promptly make
                                               -----------
all necessary and appropriate repairs and replacements thereto, of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term (concealed or otherwise). All repairs shall, to the extent reasonably achievable, be made in good, workmanlike and first-class manner, in accordance with all applicable federal, state and local statutes, ordinances, by-laws, codes, rules and regulations relating to such work. Tenant will not take or omit to take any action the taking or omission of which might materially impair the value or usefulness of the applicable Leased Property or any part thereof for its Primary Intended Use.

          (b) Lessor shall not under any circumstances be required to build or rebuild any improvements on any Leased Property, or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the applicable Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto, in connection with this Lease, or to maintain any Leased Property in any way, except as expressly provided herein. Tenant hereby waives, to the extent permitted by law, the right to make repairs at the expense of Lessor pursuant to any law in effect at the time of the execution of this Lease or thereafter enacted.

          (c) Except as expressly set forth in this Lease, nothing contained in this Lease and no action or inaction by Lessor shall be construed as (i) constituting the consent or request of Lessor, express or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to any Leased Property or any part thereof, or (ii) giving Tenant any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for, any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in any Leased Property, or any portion thereof.

          (d) Tenant will, upon the expiration or prior termination of the Term, vacate and surrender the applicable Leased Property to Lessor in the condition in which such Leased Property was originally received from Lessor, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear (subject to the obligation of Tenant to maintain the Leased Property in good order and repair during the entire Term).

          (e) Tenant shall establish and maintain any reserve accounts reasonably required by a Superior Mortgagee for deferred maintenance conditions and for capital expenditures at the Leased Property.

          Section 9.2  Encroachments. If any of the Leased Improvements on any
                       -------------
Leased Property shall, at any time, encroach upon any property, street or right-of-way adjacent to such Leased Property, then, promptly upon the request of Lessor or at the behest of any person affected by any such encroachment, Tenant shall, at its expense, subject to its right to contest the existence of any encroachment and, in such case, in the event of any adverse final determination, either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, whether the same shall affect Lessor or Tenant, or (ii) make such changes in the Leased Improvements, and take such other actions, as Tenant, in good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, including, if necessary, the alteration of any of the Leased Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements were operated prior to the assertion of such encroachment. Any such alteration shall be made in conformity with the applicable requirements of
Article X. Tenant's obligations under this Section 9.2 shall be in addition to
---------                                  -----------
and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and Tenant shall not be entitled to a credit for any sums recovered by Lessor under any such policy of title or other insurance.

                                    ARTICLE X

          Section 10.1 Construction of Capital Alterations to the Leased
                       -------------------------------------------------
Property(ies). Tenant shall not, without the prior written consent of Lessor,
-------------
which consent, except as expressly set forth below relative to tie in/connecting Capital Alterations of the nature described below, shall not be unreasonably withheld, delayed or conditioned, construct or install Capital Alterations on any Leased Property. In the event that Tenant wishes to construct or install any Capital Alteration, Tenant shall submit to Lessor in writing a proposal setting forth in reasonable detail such Capital Alteration and shall provide to Lessor for approval such plans and specifications, permits, licenses, contracts, construction schedules, construction budgets and other information concerning the proposed Capital Alteration as Lessor may reasonably request showing in reasonable detail the scope and nature of the Capital Alteration that Tenant desires to construct (collectively the "Plans and Specifications"). It is the
                                        ------------------------
intent of the parties hereto that the level of detail shall be comparable to that which is referred to in the architectural profession as "design development drawings" as opposed to working or biddable drawings. Without limiting the generality of the foregoing, such proposal shall indicate the approximate projected cost of constructing such Capital Alteration and the use or uses to which it will be put. In the event that Lessor consents in writing to any Capital Alteration, prior to commencing construction of any Capital Alteration, Tenant shall first request Lessor to provide funds to pay for such Capital Alteration in accordance with the provisions of Section 10.3. If Lessor declines
                                                ------------
or is unable to provide such financing on terms acceptable to Tenant, Tenant shall provide to Lessor, prior to commencement of any construction, proof reasonably acceptable to Lessor that Tenant has sufficient capital to complete the construction. Furthermore, no Capital Alteration shall be made which would tie in or connect any Leased Improvements on a Leased Property with any other improvements on property adjacent to such Leased Property (and not part of the Land covered by this Lease) including, without limitation, tie-ins of buildings or other structures or utilities, unless Tenant shall have obtained the prior written approval of

Lessor, which approval in Lessor's sole discretion may be granted, withheld, delayed or conditioned. Tenant shall reimburse Lessor for all reasonable costs and expenses incurred by Lessor in reviewing the proposal and the Plans and Specifications for a Capital Alteration and for inspecting the applicable Leased Property and otherwise monitoring the construction of the Capital Alteration, including, without limitation, the reasonable cost of engaging consultants to assist Lessor in connection with any or all of the foregoing.

     Section 10.2 Capital Alterations Financed by Tenant. If Tenant provides or
                  --------------------------------------
arranges such financing, there shall be no adjustment in Base Rent, Current Rent or Unpaid Accrued Rent by reason of any such Capital Alteration.

     Section 10.3 Capital Alterations Financed by Lessor.
                  --------------------------------------

            (a) Tenant shall request that Lessor provide or arrange financing for a Capital Alteration by providing to Lessor such information about the Capital Alteration as Lessor may reasonably request including without limitation all information referred to in Section 10.1 above. Lessor may, but shall be
                               ------------
under no obligation to, obtain the funds necessary to meet the request. Within sixty (60) days after receipt of a request, Lessor shall notify Tenant as to whether it will finance the proposed Capital Alteration and, if so, the terms and conditions upon which it would do so, including the terms of any amendment to this Lease. In no event shall the portion of the projected Capital Alterations Cost comprised of land, if any, materials, labor charges and fixtures be less than ninety percent (90%) of the total amount of such cost. Tenant may withdraw its request by notice to Lessor at any time before or after receipt of Lessor's terms and conditions. If Tenant desires to accept Lessor's offer to finance the proposed Capital Alteration, Tenant shall notify Lessor within thirty (30) days after Tenant's receipt of Lessor's offer.

            (b) If Lessor agrees to finance the proposed Capital Alteration, Tenant shall provide Lessor with the following prior to any advance of funds:

            (i)   all customary or other reasonably required loan documentation;

            (ii) any information, certificates, licenses, permits or documents requested by either Lessor or any third party lender with whom Lessor has agreed or may agree to provide financing which are necessary to confirm that Tenant will be able to use the Capital Alteration upon completion thereof in accordance with the Primary Intended Use, including all required federal, state or local government licenses and approvals;

            (iii) an Officer's Certificate and, if requested, a certificate from Tenant's architect, setting forth in reasonable detail the projected (or actual, if available) cost of the proposed Capital Alteration;

            (iv) an amendment to this Lease, duly executed and acknowledged, in form and substance reasonably satisfactory to Lessor and Tenant, providing for (1) any change in the Rent that is set forth in Lessor's offer to finance and accepted by Tenant, any change in the legal description of the Land, and any change in Exhibit C hereof (including any and all allocations
                             ---------
     of Rent and Transferred Property Percentages
     contained therein) that is appropriate on account of any change in the Rent as aforesaid (specifically, Lessor's and Tenant's agreed upon changes to the Base Rent and Current Rent allocable to the affected Leased Property(ies), if any, shall be incorporated into an amended Exhibit C, and
                                                                  ---------
     the Transferred Property Percentages allocable to all of the Leased Properties shall then be recalculated and incorporated into such amended Exhibit C) and (2) any other Lease amendments as may be necessary or
     ----------
     appropriate;

          (v) a deed (in the customary form used to convey commercial properties within the relevant jurisdiction) conveying title to Lessor to any land acquired for the purpose of constructing the Capital Alterations free and clear of any liens or encumbrances except those approved by Lessor, accompanied by a final as-built survey thereof satisfactory to Lessor if reasonably required by Lessor;

          (vi) endorsements to any outstanding policy of title insurance, if any, covering the applicable Leased Property or commitments therefor satisfactory in form and substance to Lessor (A) updating the same without any additional exception except as may be permitted by Lessor; and (B) increasing the coverage thereof by an amount equal to the Fair Market Value of the Capital Alteration (except to the extent covered by the owner's policy of title insurance referred to in subsection (vii) below);

          (vii) if appropriate, (A) an owner's policy of title insurance insuring fee simple title to any land conveyed to Lessor pursuant to subsection (v) free and clear of all liens and encumbrances except those approved by Lessor and (B) a lender's policy of title insurance satisfactory in form and substance to Lessor and the lending institution advancing any portion of the Capital Alterations Cost;

          (viii) if deemed necessary by Lessor, an M.A.I. appraisal of the Leased Property indicating that the value of the applicable Leased Property upon completion of the Capital Alteration exceeds the Fair Market Value thereof prior thereto by an amount not less than 95% of the Capital Alterations Cost; and

          (ix) such other certificates (including, but not limited to, endorsements increasing the insurance coverage, if any, at the time required by Section 13.1), documents, opinions of counsel, appraisals,
                 -------------
     surveys, certified copies of duly adopted resolutions of the Board of Directors of Tenant authorizing the execution and delivery of the lease amendment and any other instruments as may be reasonably required by Lessor and any lending institution advancing or reimbursing Tenant for any portion of the Capital Alterations Cost.


          (c) Upon making a request to finance a Capital Alteration, if and when such financing is actually consummated, Tenant shall pay or agree to pay all reasonable costs and expenses of Lessor and any Lending Institution which has committed to finance such Capital Alteration paid or incurred by them in connection with the financing of the Capital Alterations, including, but not limited to, (i) the reasonable fees and expenses of their respective counsel,
(ii) all printing expenses, (iii) the amount of any filing, registration and recording taxes and fees, (iv) documentary stamp taxes, if any, (v) title insurance and survey charges, appraisal fees, if any, and rating agency fees, if any, (vi) any other applicable consulting fees (including without limitation engineering and environmental), and (vii) commitment fees, if any.

     Section 10.4 Non-Capital Alterations. Tenant shall have the right to make
                  -----------------------
additions, modifications or improvements to any Leased Property which are not Capital Alterations ("Non-Capital Alterations") from time to time as it, in its
                      -----------------------
discretion, may deem to be desirable for its uses and purposes, provided that such action will not alter the character or purpose or detract from the value or operating efficiency thereof and will not impair the revenue producing capability of the affected Leased Property or adversely affect the ability of Tenant to comply with the provisions of this Lease. The cost of such Non-Capital Alterations, modifications or improvements to a Leased Property shall be paid by Tenant.

     Section 10.5 Salvage. All materials which are scrapped or removed in
                  -------
connection with the making of either Capital Alterations permitted by Section
                                                                      -------
10.1 or Non-Capital Alterations permitted by Section 10.4 or repairs required by
----                                         ------------
Article IX shall be or become the property of Lessor or Tenant depending on
----------
which party is paying for, or providing the financing for, such work.

     Section 10.6 Additional Requirements for Capital Alterations and
                  ---------------------------------------------------
Non-Capital Alterations. Tenant shall comply with the following requirements in
-----------------------
connection with Permitted Alterations:

           (a) In the case of Capital Alterations, the Permitted Alteration shall be made substantially in accordance with the Plans and Specifications submitted to Lessor, to the extent applicable.

           (b) The Permitted Alterations and the installation thereof shall comply with all applicable Legal Requirements and all Insurance Requirements.

           (c) The Permitted Alterations shall be performed in a good and workmanlike manner, shall not impair the value or the structural integrity of the applicable Leased Property, and shall be free and clear of mechanic's liens.

           (d)    Intentionally omitted.

           (e) Tenant shall, at Tenant's expense, obtain a builder's completed value risk policy of insurance insuring against the risks of physical loss, including collapse and transit coverage, in a nonreporting form, covering the total value of the work performed, and equipment, supplies and materials, and insuring initial occupancy. Lessor and any Facility Mortgagee shall be additional named insureds of such policy. Lessor shall have the right to approve the form and substance of such policy, which approval shall not be unreasonably withheld, delayed or conditioned.

           (f) Tenant shall pay the premiums required to increase the amount of insurance coverages required by Article XIII to reflect the increased value
                                   ------------
of the applicable Leased Property resulting from the Permitted Alterations, and shall deliver to Lessor a certificate evidencing the increase in coverage.

           (g) In the case of Capital Alterations, Tenant shall, not less than sixty (60) days after completion of the Capital Alterations, deliver to Lessor a revised "as-built" set of Plans and Specifications for the Capital Alterations in form and substance reasonably satisfactory to Lessor.

           (h) In the case of Capital Alterations, Tenant shall, not later than thirty (30) days after Lessor sends an invoice, reimburse Lessor for any reasonable costs and expenses, including attorneys' fees and architects' and engineers' fees, incurred in connection with reviewing proposed Capital Alterations and ensuring Tenant's compliance with the terms of this Article X.
                                                                    ---------

           (i) All Capital Alterations and Non-Capital Alterations shall, without payment by Lessor at any time (other than as expressly agreed by Lessor pursuant to Section 10.3 above), be included under the terms of this Lease and
            ------------
upon expiration or earlier termination of this Lease shall pass to and become the property of Lessor free and clear of all encumbrances, other than Permitted Encumbrances.

           (j)    Except as expressly agreed by Lessor and Tenant pursuant to
Section 10.3(b)(iv) above, (1) there shall be no adjustment in Base Rent,
-------------------
Current Rent or Unpaid Accrued Rent by reason of any Capital Alteration or Non-Capital Alteration and (2) no Capital Alteration or Non-Capital Alteration shall be treated by Lessor or Tenant as rent, or amounts in lieu of rent, paid by Tenant, or any other kind of gross income to Lessor, for income tax purposes.

     Section 10.7 Mortgagee's Consent. Tenant shall not commence construction of
                  -------------------
any Capital Alteration until Lessor shall have obtained the consent of any applicable Facility Mortgagee or Superior Lessor, if such consent is required. Lessor agrees to use commercially reasonable efforts to obtain promptly any such consent, if such consent is necessary.

                                   ARTICLE XI

     Section 11.1 Liens. Subject to the provisions of Article XII relating to
                  -----                               -----------
permitted contests, Tenant will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon any Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, not including, however, (a) Permitted Encumbrances, (b) restrictions, liens and other encumbrances which are consented to in writing by Lessor, or any easements granted pursuant to the provisions of this Lease, (c) liens for those taxes of Lessor which Tenant is not required to pay hereunder, (d) subleases permitted by
Article XXV, (e) liens for Impositions or for sums resulting from noncompliance
-----------
with Legal Requirements so long as (1) the same are not yet payable or are payable without the addition of any fine or penalty or (2) such liens are in the process of being contested as permitted by Article XII, (f) liens of mechanics,
                                           -----------
laborers, materialmen, suppliers or vendors for sums either disputed in good faith or not yet due, provided that (1) the payment of such sums shall not be postponed under any related contract for more than sixty (60) days after the completion of the action giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or generally accepted accounting principles shall have been made therefor or (2) any such liens are in the process of being contested as permitted by Article XII, and (g) any liens which are the
                                -----------
responsibility of Lessor pursuant to the provisions of Article XXXVIII.
                                                       ----------------
Notwithstanding the foregoing, Tenant shall bond over any lien affecting the applicable Leased Property if Lessor shall reasonably request, or if any applicable Facility Mortgagee shall so require.

                                   ARTICLE XII

     Section 12.1 Permitted Contests. Tenant, on its own or on Lessor's behalf
                  ------------------
(or in Lessor's name), but at Tenant's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any Legal Requirement or any lien, attachment, levy, encumbrance, charge or claim not otherwise permitted by Article XI, provided that (a) in the case of an unpaid
                       ----------
Imposition, lien, attachment, levy, encumbrance, charge, or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Lessor and from the applicable Leased Property, (b) neither the applicable Leased Property nor any Rent therefrom nor any part thereof or interest therein would be reasonably likely to be in danger of being sold, forfeited, attached or lost, (c) in the case of a Legal Requirement, Lessor would not be in any immediate danger of criminal liability for failure to comply therewith pending the outcome of such proceedings and the contest provisions of
Section 8.2 have been satisfied, (d) Tenant shall indemnify and hold harmless
-----------
Lessor from and against any cost, claim, damage, penalty or reasonable expense, including reasonable attorneys' fees, incurred by Tenant in connection therewith or as a result thereof, (e) in the case of a Legal Requirement and/or Imposition, lien, encumbrance or charge, Tenant shall give such reasonable security as may be demanded by Lessor to insure ultimate payment of or compliance with the same and to prevent any sale or forfeiture of the affected Leased Property or the Rent by reason of such non-payment or non-compliance, provided, however, the provisions of this Article XII shall not be construed to
--------  -------                         -----------
permit Tenant to contest the payment of Rent (except as to contests concerning the method of computation or the basis of levy of any Imposition or the basis for the assertion of any other claim) or any other sums payable by Tenant to Lessor hereunder, (f) in the case of an Insurance Requirement, the coverage required by Article XIII shall be maintained, and (g) if such contest is
            ------------
resolved against Lessor or Tenant by a final unappealable determination, Tenant shall, as Additional Charges due hereunder, pay to the appropriate payee the amount required to be paid, together with all interest and penalties accrued thereon, within ten (10) days after such determination (or within such shorter period as may be required by the terms of such determination), and comply, within any cure period allowed therefor by the applicable agency or authority (or if no such cure period shall be allowed or specified by the applicable agency or authority, promptly and diligently following the effective date of such determination and, in any event, prior to the final unappealable revocation of any license, permit, approval, certificate of need, certificate for reimbursement or other Authorization), with the applicable Legal Requirement, Insurance Requirement, plan of correction or other remedial requirements of the applicable agency or authority; provided, however, that this subsection (g) is
                                --------  -------
not intended, and shall not be construed, to afford Tenant any cure or grace period beyond the effective date of any final unappealable determination, unless and only to the extent that (i) such determination specifically conditions the imposition or taking effect of the adverse legal, regulatory or other consequences in issue upon Tenant's failure to make a specified payment or to take specified compliance, curative or remedial action following the effective date of such determination or (ii) Tenant is proceeding diligently and in good faith to effect an assignment or sublet under Section 25.1.11 hereof and
                                                      ---------------
the applicable agency(ies) or authority(ies) is not enforcing such final order, pending consummation of such assignment or sublet. Lessor, at Tenant's expense, shall execute and deliver to Tenant such authorizations and other documents as may reasonably be required in any such contest, and, if reasonably requested by Tenant or if Lessor so desires, Lessor shall join as a party therein. Tenant shall indemnify and save Lessor harmless against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom.

                                  ARTICLE XIII

     Section 13.1 General Insurance Requirements. During the Term, Tenant shall
                  ------------------------------
at all times keep each Leased Property, and all property located in or on any Leased Property, including Leasehold Improvements, Fixtures and Tenant's Personal Property, insured with the kinds and amounts of insurance described below. This insurance shall be written by companies authorized to do insurance business in the State in which the applicable Leased Property is located, which companies shall have a rating at least as high as the rating required by any applicable Facility Mortgagee. The policies must name as loss payee (i) the holder of any mortgage, deed of trust or other security agreement ("Facility
                                                                    --------
Mortgagee") securing any Encumbrance placed on the applicable Leased Property in
---------
accordance with the provisions of Article XXXVIII ("Facility Mortgage") by way
                                  ---------------   -----------------
of a standard form of mortgagee's loss payable endorsement or (ii) if no such Facility Mortgage encumbers the applicable Leased Property, Lessor and, in the case of any commercial general liability and/or umbrella liability insurance coverages, must name Lessor and any Superior Mortgagee(s) as additional insureds. Losses shall be payable to Lessor and/or Superior Mortgagee as provided in Article XIV. Any loss adjustment shall require the written consent
            -----------
of Lessor, Tenant, Leasehold Mortgagee and Facility Mortgagee whenever the loss exceeds Two Hundred Fifty Thousand Dollars ($250,000.00) (or such larger amount as is agreed to in writing by Lessor's Facility Mortgagee(s)). Evidence of insurance shall be deposited with Lessor and, if requested, with any Superior Lessor, Leasehold Mortgagee and Facility Mortgagee(s). If any provision of any Facility Mortgage requires deposits of insurance premiums to be made with such Facility Mortgagee, Tenant shall either pay to Lessor monthly the amounts required and Lessor shall transfer such amounts to each Facility Mortgagee, or, pursuant to written direction by Lessor, Tenant shall make such deposits directly with such Facility Mortgagee. The policies on each Leased Property, including the Leasehold Improvements, and Fixtures and Tenant's Personal Property, shall insure against the following risks:

           Section 13.1.1 Loss or damage by fire, vandalism and malicious mischief, extended coverage perils commonly known as "All Risk", including flood, the backup of sewers and drains, earthquake, breakage of plate glass and all physical loss perils including but not limited to sprinkler leakage, in an amount not less than one hundred percent (100%) of the then full replacement cost thereof (as defined below in Section 13.2), subject to no coinsurance
                                  ------------
requirement or on an agreed amount basis;

           Section 13.1.2 Broad form comprehensive boiler and machinery insurance, on a blanket repair and replace basis, with limits for each accident in an amount not less than one hundred percent (100%) of the then full replacement cost (as defined in Section 13.2) of the Leased Property;
           ------------

           Section 13.1.3 Business Interruption insurance on a Business Interruption, Gross Profits or Gross Rents form, including all standing charges, with a period of indemnity of no less than twelve (12) months, resulting from loss or damage as described in Section 13.1.1 or 13.1.2, subject to no
                               --------------    ------
coinsurance requirement or on an agreed amount basis;

           Section 13.1.4 Claims for bodily injury, including death resulting therefrom, personal injury and property damage on an occurrence basis, under a policy of commercial general liability ("CGL") insurance (including, without limitation, broad form property damage and broad form contractual liability) for a limit of not less than Fifty Million and No/100 Dollars ($50,000,000.00) per occurrence, combined single limit. Relative to the insurance referenced in this
Section 13.1.4, Tenant shall be permitted to use a claims made policy form
--------------
rather than an occurrence based policy form for its primary, and/or its excess liability, CGL insurance, only if:

           (a) an occurrence based form of primary or excess liability, as applicable, CGL insurance policy cannot be obtained solely because occurrence based forms of primary or excess liability, as applicable, CGL insurance are not offered in the insurance market place for for-profit hospital and/or nursing center companies or

           (b) a majority of the five (5) largest (determined by revenue) companies (exclusive of Tenant) in the for-profit hospital and/or nursing center industry maintain claims made forms of primary or excess liability, as applicable, CGL insurance for their primary or excess liability, as applicable, CGL insurance policies.

     (For example, relative to the foregoing conditions, if occurrence based forms of primary CGL insurance are offered in the insurance market place for for-profit hospital and/or nursing center companies, but Tenant is unable to obtain an occurrence based form of excess liability CGL insurance solely because occurrence based forms of excess liability CGL insurance are not offered in the insurance market place for for-profit hospital and/or nursing center companies, and a majority of the aforesaid five largest companies maintain occurrence based forms of primary CGL insurance and claims made forms of excess liability CGL insurance, a claims made form of excess liability CGL insurance would be permitted subject to compliance with the other requirements of this Section
                                                                    -------
13.1.4, but a claims made form of primary CGL insurance would not be permitted).
------
Prior to making any such switch to or renewing any claims made policy, Tenant shall be obligated to provide to Lessor supporting evidence demonstrating the existence of condition (a) or (b), and the sufficiency of such evidence shall be subject to the advance written approval of Lessor, in its reasonable discretion. If Tenant so switches to a claims made form of policy, in addition to complying with the requirements referenced below in this Section 13.1.4, Tenant shall be
                                               --------------
obligated to switch back to occurrence based coverage at the end of the then current claims made policy term unless condition (a) or (b) exists as demonstrated by supporting evidence reasonably approved in advance and in writing by Lessor. If Tenant satisfies the above referenced tests for switching to, or continuing to maintain, a claims made form of policy, any claims made policy that it purchases must include therein the right to purchase a "tail" that insures against so called "incurred but not reported claims" for a period of at least three (3) years following the expiration of such claims made policy. In addition, from and after any such switch to a claims made form of policy, Tenant must, after the expiration of each claims made policy that Tenant obtains, as to each such expiring claims made policy, either:

                (i) continue to insure Lessor and all Facility Mortgagees and Superior Lessors with the required amount of primary and/or excess liability, as applicable depending upon the nature of such expiring claims made policy, CGL insurance coverage, on a claims made policy form that includes coverage against all so-called "incurred but not reported claims" relating to any period on or prior to the expiration of the expiring policy ("Previous Period Unreported Claims"), an additional ten (10) years following the expiration of such expiring claims made policy (which coverage may be obtained, for example, (A) through the renewal or rolling-over of a claims made based CGL policy providing the required amounts of coverage and including coverage against Previous Period Unreported Claims for consecutive 1-year periods for such ten (10) year period, or (B) through the purchase of a three (3) year claims made based CGL "tail" policy providing the required amounts of coverage and including coverage against Previous Period Unreported Claims followed by purchases of claims made based CGL policies providing the required amounts of coverage and including coverage against all Previous Period Unreported Claims for consecutive 1-year periods for the remaining seven (7) years of such ten (10) year period) (in connection with the purchase of claims made CGL insurance coverage pursuant to this subsection (i), any claims made CGL insurance coverage that is obtained by Tenant may exclude therefrom any claims incurred during any period that an occurrence based form of primary or excess liability, as applicable depending on the nature of the expiring claims made policy, CGL insurance policy providing the required amounts of coverage and insuring Lessor and all Facility Mortgagees and Superior Lessors was in effect), or

                (ii) insure Lessor and all Facility Mortgagees and Superior Lessors by obtaining the required amount of primary and/or excess liability, as applicable, CGL insurance on an occurrence based policy form that includes therein as insured claims all claims (x) incurred prior to the inception of such occurrence based CGL insurance policy and after the latest of (1) April 20, 2001, (2) the date that is ten
         (10) years prior to the inception of such occurrence based CGL insurance policy or (3) the day preceding the date that Tenant, pursuant to the terms of this Section 13.1.4, first switched to a
                                       --------------
         claims made form of primary or excess liability, as applicable depending on the nature of such expiring claims made policy, CGL insurance policy (relative to the period described in this subsection
         (ii)(x), any occurrence based CGL policy that is obtained by Tenant pursuant to this subsection (ii) may exclude therefrom any claims incurred during any period that an occurrence based form of primary or excess liability, as applicable depending on the nature of the expiring claims made policy, CGL insurance policy providing the required amounts of coverage and insuring Lessor and all Facility Mortgagees and Superior Lessors was in effect) and (y) not yet reported prior to such inception;

         Section 13.1.5 Claims arising out of malpractice in an amount not less than Twenty Five Million and No/100 Dollars ($25,000,000.00) for each person and for each claim in the aggregate;

         Section 13.1.6   Intentionally Omitted;

         Section 13.1.7   Intentionally Omitted;

         Section 13.1.8 Loss or damage commonly covered by blanket crime insurance including employee dishonesty, loss of money orders or paper currency, depositor's forgery, in commercially reasonable amounts acceptable to Lessor for a limit of not less than Five Million and No/100 Dollars ($5,000,000.00).

         Section 13.2    Replacement Cost. The term "full replacement cost," as
                         ----------------
used herein, shall mean the actual replacement cost of the property requiring replacement from time to time including an increased cost of construction endorsement, without reduction or deduction for depreciation. Tenant shall have the full replacement cost redetermined by an accredited appraiser approved by Lessor (which approval shall not be unreasonably withheld, delayed or conditioned), hereinafter referred to as "impartial appraiser", every five years during the Term, and at such other times that either party believes that full replacement cost has increased or decreased. Tenant shall forthwith, on receipt of such determination by such impartial appraiser, give written notice thereof to Lessor. The determination of such impartial appraiser shall be final and binding on the parties hereto, and Tenant shall forthwith increase, or may decrease, the amount of the insurance carried pursuant to this Section, as the case may be, to the amount so determined by the impartial appraiser. Each party shall pay one-half (1/2) of the fee, if any, of the impartial appraiser.

         Section 13.3    Additional Insurance.  In addition to the insurance
                         --------------------
described above, Tenant shall maintain such additional insurance as may reasonably be required from time to time by any Facility Mortgagee and, further, shall at all times maintain adequate worker's compensation insurance coverage for all persons employed by Tenant on each Leased Property. Such worker's compensation insurance shall be in accordance with the requirements of applicable local, state and federal law.

         Section 13.4    Waiver of Subrogation. Lessor and Tenant agree that
                         ---------------------
(insofar as and to the extent that such agreement may be effective without invalidating or making it impossible to secure insurance coverage from responsible insurance companies doing business in the State) with respect to any property loss that is covered by insurance then being carried by Lessor or Tenant, respectively, the party carrying such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss where such insurance is valid and collectible respecting any such loss; and they further agree that their respective insurance companies shall have no right of subrogation against the other on account thereof, even though extra premium may result therefrom. Nothing contained herein is intended, nor shall it be construed, to require that Lessor maintain any insurance coverage.

         Section 13.5    Form Satisfactory, etc. All of the policies of
                         ----------------------
insurance referred to in this Section shall be written in form satisfactory to Lessor and any Superior Lessor and Facility

Mortgagee and by insurance companies satisfactory to Lessor and any Superior Lessor and Facility Mortgagee. Lessor agrees that it will not unreasonably withhold, delay or condition its approval as to the form of the policies of insurance or as to the insurance companies selected by Tenant. Tenant shall pay all of the premiums therefor not later than the earlier of the date which is thirty (30) days after Tenant's receipt of an invoice therefor or the due date of the applicable premium, and shall deliver such policies or certificates thereof to Lessor prior to their effective date (and, with respect to any renewal policy, prior to the expiration of the existing policy), and in the event of the failure of Tenant either to effect such insurance in the names herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to Lessor and each Superior Lessor and Facility Mortgagee at the times required, Lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, which premiums shall be repayable to Lessor upon written demand therefor, and failure to repay the same shall constitute an Event of Default within the meaning of
Section 16.1(c). Each insurer mentioned in this Section shall agree, by
--------------
endorsement on the policy or policies issued by it, or by independent instrument furnished to Lessor and any Superior Lessor and Facility Mortgagee, that it will give to Lessor thirty (30) days' written notice before the policy or policies in question shall be materially altered, allowed to expire or canceled.

         Section 13.6  Limits; Deductibles. In the event that either party shall
                       -------------------
at any time deem the limits of the personal injury or property damage public liability insurance then carried to be either excessive or insufficient or in the event that Lessor shall at any time deem the deductible amount under any insurance then carried by Tenant pursuant to this Article XIII to be excessive,
                                                  ------------
the parties shall endeavor to agree on the proper and reasonable limits or deductible amount, as applicable, for such insurance to be carried; and such insurance shall thereafter be carried with the limits or deductible amount, as applicable, thus agreed on until further change pursuant to the provisions of this Section. If the parties shall be unable to agree thereon, the proper and reasonable limits or deductible amount, as applicable, for such insurance to be carried shall be determined by an impartial third party selected by the parties. Nothing herein shall permit the amount of insurance to be reduced below, or the deductible amount under any insurance carried by Tenant pursuant to this Article
                                                                         -------
XIII to be increased above, the amount or amounts required by any of the
----
Facility Mortgages or by any Superior Lessor.

         Section 13.7  Blanket Policy. Notwithstanding anything to the contrary
                       --------------
contained in this Section but subject to any requirements of any applicable Facility Mortgagee, Tenant's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant; provided, however, that
                                                        --------  -------
the coverage afforded Lessor will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Article XIII are
                                                              ------------
otherwise satisfied and provided further that, from time to time promptly following receipt of a written request therefor from Lessor, Tenant shall deliver to Lessor a schedule of the properties covered by any such blanket policy, which schedule shall include therein the location and size of each of such properties and such other pertinent information relative to such properties (or any of them) as Lessor may from time to time reasonably request. Lessor agrees that the blanket coverage described in Schedule 13.7
                                              -------------
attached hereto and incorporated herein satisfied the requirements of Section
                                                                      -------
13.1 as of February 23, 2001.
----

         Section 13.8  No Separate Insurance. Tenant shall not on Tenant's own
                       ---------------------
initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article, or increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor and all Superior Lessors and Facility Mortgagees, are included therein as additional insureds, and the loss is payable under said insurance in the same manner as losses are payable under this Lease. Tenant shall immediately notify Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then existing insurance by securing an additional policy or additional policies.

         Section 13.9  Survival. All of Tenant's obligations under this Article
                       --------                                         -------
XIII or otherwise relating to obtaining, and maintaining, claims made coverages,
----
and/or switching back to occurrence based coverage, shall survive the expiration or termination of this Lease as it applies to any or all of the Leased Properties.

                                   ARTICLE XIV

         Section 14.1  Insurance Proceeds. All proceeds payable by reason of any
                       ------------------
loss or damage to the applicable Leased Property, or any portion thereof, and insured under any policy of insurance required by Article XIII (excluding
                                                  ------------
Business Interruption Insurance, as described in Section 13.1.3, covering
                                                 --------------
Tenant's obligations under this Lease for the payment of Rent, the disposition of the proceeds of which is described below) shall be paid to Lessor or a third party designated by Lessor and held by Lessor or such third party in trust and shall be made available for reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof, and shall be paid out by Lessor or such third party from time to time for the reasonable costs of such reconstruction or repair. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction shall be paid to Tenant upon completion of any such repair and restoration, except that, in the event neither Lessor nor Tenant is required or elects to repair and restore as aforesaid, all such insurance proceeds shall be retained by Lessor free and clear (except as otherwise provided in Section 14.2.4). All
                                                          --------------
salvage resulting from any risk covered by insurance shall belong to Lessor except that any salvage relating to Tenant's Personal Property shall belong to Tenant. All proceeds of the aforesaid Business Interruption Insurance shall be paid to Lessor or a third party designated by Lessor and held by Lessor or such third party in trust. Business Interruption Insurance proceeds shall be applied first towards payment of any Rent that is due to Lessor as of the date such proceeds are received by Lessor or such third party, and the balance of such proceeds shall be immediately paid to Tenant, except if and to the extent that the same have been paid by the insurer as a prepayment on account of Rent to become due under this Lease in which event Lessor or such third party shall hold any such funds in trust and apply such funds to such Rent as the same becomes due.

     Section 14.2 Reconstruction in the Event of Damage or Destruction Covered
                  ------------------------------------------------------------
by Insurance.
------------

          Section 14.2.1 If, during the Term, any Leased Property is totally or partially destroyed from a risk covered by the insurance described in Article
                                                                      -------
XIII and the Facility located thereon is rendered Unsuitable for Its Primary
----
Intended Use, Tenant shall either (A) restore the Facility to substantially the same condition as existed immediately before the damage or destruction, or (B) offer to acquire the applicable Leased Property from Lessor for a purchase price equal to the Fair Market Value Purchase Price of the Leased Property immediately prior to such damage or destruction. In the event Lessor does not accept Tenant's aforesaid offer to purchase, Tenant may (i) withdraw its offer to purchase the Leased Property and proceed to restore the Facility to substantially the same condition as existed immediately before the damage or destruction or (ii) provided and on the conditions that, at the time of such damage or destruction, Tenant had in full force and effect the insurance required under Section 13.1.1 and Section 13.1.2 above, there exists no defense
               --------------     --------------
to, or limitation upon, the insurer's coverage of such damage or destruction under such insurance, and Tenant pays to Lessor, on or prior to the hereinafter described termination, the amount of any deductible or other uninsured portion of the loss resulting from any such damage or destruction, terminate this Lease as to such Leased Property, in which event Lessor shall be entitled to retain the insurance proceeds.

          Section 14.2.2 If, during the Term, any Leased Property is totally or partially destroyed from a risk covered by the insurance described in Article
                                                                      -------
XIII, but the Facility located thereon is not thereby rendered Unsuitable for
----
its Primary Intended Use, Tenant shall restore such Facility to substantially the same condition as existed immediately before the damage or destruction. Such damage or destruction shall not terminate this Lease as to such Leased Property.

          Section 14.2.3 If the cost of the repair or restoration of any Leased Property exceeds the amount of proceeds received by Lessor from the insurance required under Article XIII, Tenant shall be obligated to contribute any excess
               ------------
amounts needed to restore such Leased Property. Prior to commencement of construction, Tenant shall either (a) provide Lessor with an irrevocable, unconditional, freely transferable letter of credit issued by a Lending Institution, in the full amount of such difference and in form and substance acceptable to Lessor (and Lessor shall be entitled to draw thereon if Tenant fails to proceed diligently with such construction or to pay its contractors for such construction in a timely manner or to renew or extend such letter of credit at any time the same is scheduled to expire within forty-five (45) days, and the funds from any such draw shall be held in trust and be disbursed by Lessor as provided in subsection (b) below and elsewhere in this Article XIV), or (b) pay
                                                       -----------
such difference to Lessor, to be held in trust by Lessor, together with any other insurance proceeds, for application to the cost of repair and restoration.

          Section 14.2.4 In the event Lessor accepts Tenant's offer to purchase the applicable Leased Property as provided above, this Lease shall terminate as to the applicable Leased Property upon payment of the purchase price and the provisions of Section 40.16 hereof shall apply. Upon receipt of the purchase
              -------------
price from Tenant, Lessor shall remit to

Tenant all insurance proceeds pertaining to such Leased Property then held in trust by Lessor or any third party designated by Lessor and shall assign to Tenant all of Lessor's rights in and to any insurance proceeds payable on account of such damage or destruction.

     Section 14.3 Reconstruction in the Event of Damage or Destruction Not
                  --------------------------------------------------------
Covered by Insurance. If during the Term any Leased Property and the Facility
--------------------
located thereon is totally or partially destroyed from a risk not covered by the insurance described in Article XIII, whether or not such damage or destruction
                       ------------
renders the Facility Unsuitable for Its Primary Intended Use, Tenant shall restore the Facility to substantially the same condition it was in immediately before such damage or destruction and such damage or destruction shall not terminate this Lease as to such Leased Property.

     Section 14.4 Tenant's Property. All insurance proceeds payable by reason of
                  -----------------
any loss of or damage to any of the Tenant's Personal Property or Permitted Alterations financed by Tenant shall be paid to Tenant and Tenant shall hold such insurance proceeds in trust to pay the cost of repairing or replacing damaged Tenant's Personal Property or Permitted Alterations financed by Tenant.

     Section 14.5 Restoration of Tenant's Property. If Tenant is required or
                  --------------------------------
elects to restore the applicable Leased Property as provided in Section 14.2 or
                                                                ------------
14.3, Tenant shall also restore all alterations and improvements made by Tenant,
----
Tenant's Personal Property and all Capital Alterations financed by Tenant.

     Section 14.6 No Abatement of Rent. This Lease shall remain in full force
                  --------------------
and effect and Tenant's obligation to make payments of Rent and to pay all other charges required under this Lease shall remain unabated during the Term notwithstanding any damage involving any Leased Property (provided that Lessor shall credit against such payments any amounts paid to Lessor as a consequence of such damage under any business interruption insurance obtained by Tenant); provided, however, that, effective upon the purchase of any Leased Property or
--------  -------
termination of this Lease as to the applicable Leased Property pursuant to and in accordance with Section 14.2, this Lease shall terminate as to such Leased
                   ------------
Property and the provisions of Section 40.16 hereof shall apply. The provisions
                               -------------
of this Article XIV shall be considered an express agreement governing any cause
        -----------
of damage or destruction to the applicable Leased Property and, to the maximum extent permitted by law, no local or state statute, law, rule, regulation or ordinance in effect during the Term which provides for such a contingency shall have any application in such case.

     Section 14.7 Restoration. If Tenant is required or elects to restore the
                  -----------
applicable Leased Property as provided in Section 14.2 or 14.3, Tenant shall
                                          ------------    ----
promptly repair, rebuild, or restore the applicable Leased Property, so as to make such Leased Property at least equal in value to such Leased Property as it existed immediately prior to such occurrence and as nearly similar to it in character as is practicable and reasonable. Prior to commencing such repairs or rebuilding, Tenant shall submit to Lessor for Lessor's approval, which approval shall not be unreasonably withheld, delayed or conditioned, Plans and Specifications pursuant to Section 10.1. Promptly after receiving Lessor's
                           ------------
approval of the Plans and Specifications, Tenant shall commence repairs and rebuilding and will prosecute the repairs and rebuilding to completion with diligence, subject, however, to strikes, lockouts, acts of God, embargoes, governmental restrictions, and other causes beyond Tenant's reasonable control. Subject to the provisions of any applicable Facility Mortgage, Lessor shall make available to Tenant the insurance proceeds (net of all administrative and collection costs, including reasonable attorneys' fees) paid to Lessor for such repair and rebuilding as it progresses. Payments shall be made against certification of the architect approved by Lessor (which approval shall not be unreasonably withheld. delayed or conditioned) responsible for the supervision of the repairs and rebuilding that the work had been performed substantially in conformance with the Plans and Specifications and the value of the work in place is equal to not less than 110% of the aggregate amount advanced by Lessor for the payment of such work. Prior to commencing the repairing and rebuilding, Tenant shall deliver to Lessor for Lessor's approval a schedule setting forth the estimated monthly draws for such work. Subject to the provisions of any applicable Facility Mortgage, Lessor shall contribute to such payments out of the insurance proceeds being held in trust by Lessor an amount equal to the proportion that the total net amount so held by Lessor bears to the total estimated cost of repairing and rebuilding, multiplied by the payment by Tenant on account of such work. Lessor may, however, withhold ten percent (10%) from each payment until the work has been completed and proof has been furnished to Lessor that no lien or liability has attached or will attach to the applicable Leased Property or to Lessor in connection with repairing and rebuilding.

     Section 14.8 Notice. If during the Term any Leased Property and/or the
                  ------
Facility located thereon is totally or partially damaged or destroyed, and the restoration and repair of such damage or destruction is in Tenant's reasonable estimation likely to cost in excess of $200,000.00 in the aggregate, then Tenant shall provide Lessor with written notice of such damage or destruction within fifteen (15) days after Tenant's discovery thereof. The notice requirement of this Section 14.8 shall apply regardless of whether such damage or destruction
     ------------
is from a risk covered by the insurance described in Article XIII, and
                                                     ------------
regardless of whether such damage or destruction renders the Facility Unsuitable for Its Primary Intended Use.

     Section 14.9 Waiver. Tenant hereby waives any statutory rights of
                  ------
termination which may arise by reason of any damage or destruction of the applicable Leased Property which Tenant is obligated to restore or may restore under any of the provisions of this Lease.

                                   ARTICLE XV

     Section 15.1 Definitions.
                  -----------

          Section 15.1.1 "Condemnation" means, as to any Leased Property, (a)
                          ------------
the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor, (b) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending and (c) a taking or voluntary conveyance of all or part of such Leased Property, or any interest therein, or right accruing thereto or use thereof, as the result or in settlement of any condemnation or other eminent domain proceeding affecting such Leased Property.

          Section 15.1.2 "Date of Taking" means, as to the applicable Leased
                          --------------
Property, the date the Condemnor has the right to possession of such Leased Property, or any portion thereof, in connection with a Condemnation.

          Section 15.1.3 "Award" means all compensation, sums or anything of
                          -----
value awarded, paid or received on a total or partial condemnation.

          Section 15.1.4 "Condemnor" means any public or quasi-public authority,
                          ---------
or private corporation or individual, having the power of condemnation.

     Section 15.2 Parties' Rights and Obligations. If during the Term there is
                  -------------------------------
any taking of all or any part of the applicable Leased Property by Condemnation, the rights and obligations of the parties shall be determined by this Article
                                                                      -------
XV.
--

     Section 15.3 Total Taking. If any Leased Property is totally taken by
                  ------------
condemnation, this Lease shall terminate as to such Leased Property on the Date of Taking, in which event the provisions of Section 40.16 hereof shall apply.
                                            -------------

     Section 15.4 Partial Taking. If a portion of any Leased Property is taken
                  --------------
by Condemnation, this Lease shall remain in effect as to such Leased Property if the Facility located thereon is not thereby rendered Unsuitable for Its Primary Intended Use, but, if the Facility is thereby rendered Unsuitable for its Primary Intended Use, this Lease shall terminate as to such Leased Property on the Date of Taking, in which event the provisions of Section 40.16 hereof shall
                                                     -------------
apply.

     If as a result of any such partial taking by Condemnation, this Lease is not terminated as provided above, Tenant's obligation to make payments of Rent and to pay all other charges required under this Lease shall remain unabated during the Term notwithstanding such Condemnation (provided that Lessor shall credit against such payments any amount of any Award attributable to Tenant's business interruption).

     Section 15.5 Restoration. If there is a partial taking of the applicable
                  -----------
Leased Property and this Lease remains in full force and effect pursuant to
Section 15.4, Tenant at its cost shall accomplish all necessary restoration.
------------

     Section 15.6 Award-Distribution.
                  ------------------

          (a) In the event of any partial taking of any Leased Property, the entire Award shall belong to and be paid to Lessor, except that, subject to the rights of the Facility Mortgagees, Tenant shall be entitled to receive from the Award, if and to the extent such Award specifically includes such item, the following:

          (i) A sum attributable to the Capital Alterations paid for by Tenant; and

          (ii) A sum specifically attributable to Tenant's Personal Property and any reasonable removal and relocation costs included in the Award; and

          (iii) A sum specifically attributable to the cost of restoring the Leased Property in accordance with Section 15.5 hereof.
                                        ------------

          (b) In the event of a total taking of any Leased Property, the Award shall be divided between Lessor and Tenant in such proportions relative to the appraised values of their relative estates determined in accordance with Section
                                                                         -------
35.1, taking into account the value of improvements owned by Lessor and
----
Permitted Alterations paid for by Tenant. Tenant shall also receive a sum specifically attributable to Tenant's Personal Property and any reasonable removal and relocation costs included in the Award.

     Section 15.7 Temporary Taking. The taking of any Leased Property, or any
                  ----------------
part thereof, by military or other public authority shall constitute a taking by condemnation only when the use and occupancy by the taking authority has continued for longer than six (6) months. During any such six (6) month period all the provisions of this Lease shall remain in full force and effect and Base Rent, Current Rent and Unpaid Accrued Rent shall not be abated or reduced during such period of taking.

                                   ARTICLE XVI

     Section 16.1 Events of Default. The occurrence of any one or more of the
                  -----------------
following events shall constitute an "Event of Default" under this Lease:
                                      ----------------

          (a) if a default by Tenant shall occur under the Indemnity Agreement and, in the case of a monetary default, such default is not cured within a period of five (5) days after receipt of notice from Lessor or, in the case of a non-monetary default, such default is not cured within a period of thirty (30) days after receipt of notice from Lessor, unless such default cannot with due diligence be cured within a period of thirty (30) days, in which case such period of time shall be extended to such period of time (not to exceed 180 days) as may be necessary to cure such default with all due diligence, provided that such cure is completed within 180 days (this subsection (a) shall not apply if and for so long as Lessor is neither Ventas Realty, Limited Partnership, nor Ventas, Inc. nor an Affiliate of either of such entities), or

          (b) if Tenant shall fail to make payment of the Rent or any other sum payable under or pursuant to the terms of this Lease when the same becomes due and payable and such failure is not cured within a period of five (5) days after receipt of notice from Lessor, or

          (c) if Tenant shall fail to observe or perform any term, covenant or condition of this Lease not specifically provided for in this Section 16.1 and
                                                              ------------
such failure is not cured within a period of thirty (30) days after receipt of notice from Lessor, unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such period of time shall be extended to such period of time (not to exceed 180 days) as may be necessary to cure such default with all due diligence provided that such cure is completed within 180 days, or

          (d) if Tenant shall fail to observe or perform any term, covenant or agreement on its part to be performed or observed pursuant to Section 8.1.1,
                                                              -------------
Section 11.1, the last sentence of Section 8.2, Section 12.1(g) or Section 13.1,
------------                       -----------  ---------------    ------------
or

          (e) any Guarantor shall fail to observe or perform any term, covenant or agreement on its part to be performed or observed pursuant to any Lease Guaranty and such failure shall not be cured within any applicable cure period provided in such Lease Guaranty, or

          (f) there shall occur a final unappealable determination by applicable federal, state or local authorities of Tenant's non-compliance with Legal Requirements applicable to a Facility located on any Leased Property, or of the revocation of any license, permit, approval or other Authorization (including, without limitation, any certificate of need) required for the lawful operation of the Facility located on any Leased Property in accordance with its Primary Intended Use, or any other circumstances under which Tenant is required by a final unappealable determination of any such authority to cease operations of such Facility in accordance with its Primary Intended Use as currently operated (provided, however, that, without limitation of Section 12.1(g) hereof,
                                                         ---------------
before any such determination becomes final and unappealable, Tenant shall have the right to contest the same in accordance with Sections 8.1.1, 8.2 and
                                                 -------------------
12.1(a)-(f) hereof), or
-----------

          (g) any material representation or warranty made by or on behalf of Tenant or any Guarantor under or in connection with this Lease or any document, certificate or agreement delivered in connection with this Lease shall prove to have been false or misleading in any material respect on the day when made or deemed made, or

          (h)   if any Tenant or any Guarantor shall:

          (i) admit in writing its inability to pay its debts generally as they become due,

          (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act,

          (iii) make an assignment for the benefit of its creditors,

          (iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or

          (v) file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State thereof, or

          (i) any petition shall be filed by or against any Tenant or any Guarantor or any subsidiary of either under Federal bankruptcy laws, or any other proceeding shall be instituted by or against any Tenant or any Guarantor or such subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any Tenant or any Guarantor or such subsidiary, or for any substantial part of the property of any Tenant or any Guarantor or such subsidiary, and such proceeding is not dismissed within ninety (90) days after institution thereof, or any Tenant or any Guarantor or such subsidiary shall take any action to authorize or effect any of the actions set forth above in this subsection (i) (this subsection (i) shall not apply to the appointment of a receiver, trustee, custodian or other similar official in any proceeding(s) other than bankruptcy, reorganization, insolvency and other creditors' rights proceedings of the nature referenced in this subsection (i)), or

          (j) if any Tenant or any Guarantor shall be liquidated or dissolved, or shall begin proceedings toward such liquidation or dissolution, or

          (k) if the estate or interest of Tenant in any Leased Property or any part thereof shall be levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of ninety (90) days after commencement thereof or 30 days after receipt by Tenant of notice thereof from Lessor, (unless Tenant shall be contesting such lien or attachment in good faith in accordance with Article XII hereof), or
                   -----------

          (l) if any receiver, trustee, custodian or other similar official is appointed for any Tenant, any Guarantor or any of the Facilities and any such appointment is not dismissed prior to the entry of a final, unappealable order approving such appointment (provided, however, that this subsection (l) shall not apply to any such official appointed in bankruptcy, reorganization, insolvency or other creditors' rights proceedings of the nature referenced in subsection (i) above), and, in the case of the appointment of any such official as to whom this subsection (l) does apply, prior to the entry of a final unappealable order approving the appointment of such official and denying any requested dismissal thereof, without limitation of Section 12.1(g) hereof, no
                                                   ---------------
Event of Default shall be deemed to have occurred under this subsection (l) so long as Tenant is contesting such appointment in accordance with Sections 8.2
                                                                 ------------
and 12.1(a)-(f) hereof), or
    -------------------

          (m) Subject to Section 16.10 hereof:
                         -------------

          (i) an Event of Default shall occur hereunder if the number of licensed beds for any Facility is reduced by more than the Permissible Reduction Percentage (as hereinafter defined) applicable to such Facility of the number of licensed beds in such Facility on the Commencement Date (which number of licensed beds, as of the Commencement Date and after adjusting for the effect of subsection (m)(i)(1) below, Tenant represents and warrants to Lessor is as set forth in Schedule 16.1(m)A attached hereto
                                               -----------------
     and made a part hereof) (provided, however, that, (1) intentionally
                              --------  -------
     omitted, (2) intentionally omitted, and (3) the voluntary removal from service (so called "bed banking") of not more than twenty-five percent (25%) of the number of licensed beds in a particular Facility on the Commencement Date shall not constitute a reduction of licensed beds for purposes of this subsection (m), if and for so long as, for purposes of this subsection (3), (a) any such beds that are voluntarily removed from service by

Tenant are removed from service with the approval of all applicable governmental authorities, (b) such beds continue to be considered "licensed beds" by the applicable governmental authorities, (c) after diligent inquiry relative to the applicable Legal Requirements and after consultation with its legal counsel, Tenant is not aware of any reason why the applicable regulatory authorities would not authorize such reintroduction by Tenant or any successor operator at any time, in the discretion of Tenant or such successor operator, as applicable, and without the necessity of any governmental approval or reapproval or additional Authorization (other than routine governmental re-inspections of such Facility(ies) and any ministerial approvals, re-approvals or other Authorizations), and (d) at the time, and as a condition, of any such voluntary removal and thereafter within twenty (20) days after receipt of a written request therefor from Lessor from time to time (but not more often than twice in any calendar year, unless, after Lessor has made two (2) such requests in a calendar year, a change(s) in Legal Requirements becomes effective, or Lessor obtains knowledge of other facts or circumstances, suggesting a possible violation of subsection (a), (b) or (c) above or of the other provisions of this
Section 16.1(m)), Tenant shall deliver to Lessor a Senior Officer's Certificate,
---------------
in form and substance reasonably satisfactory to Lessor, certifying that Tenant has made diligent inquiry relative to the applicable Legal Requirements and has consulted with its legal counsel and, based on the foregoing, certifies that Tenant has complied, and continues to be in compliance, with the provisions of subsections (a), (b) and (c) above and the other provisions of this Section
                                                                    -------
16.1(m)); and
-------

     (ii) As used in this subsection (m), the "Permissible Reduction Percentage" for a particular Facility shall equal the lesser of (1) ten percent (10%) or (2) the difference between twenty-five percent (25%) and the percentage of licensed beds at such Facility on the Commencement Date that, as of the calculation date, have been voluntarily removed from service by Tenant in accordance with subsection (m)(i)(3) above, provided, however, that (x) intentionally omitted,
                            --------  -------
(y) intentionally omitted, and (z) in the case of any Facilities listed on
Schedule 16.1(m)B attached hereto and made a part hereof as to which any
-----------------
involuntary reduction in the number of licensed beds has occurred in compliance with subsection (m)(iii) below, the reference in subsection (m)(ii)(1) above shall equal, as of any date, subject to subsection (m)(iii)(5) below, the greater of (A) five percent (5%) or (B) that percentage, not greater than ten percent (10%), calculated by subtracting from the number of licensed beds at such Facility as of such date the number of licensed beds set forth in the "95% of Minimum" column of Schedule 16.1(m)B as it applies to such Facility and then
                      -----------------
dividing the result of such subtraction by the number of licensed beds at such Facility as of such date. (For example, if Tenant voluntarily removes from service, in accordance with the requirements of subsection (m)(i)(3) above, fifteen percent (15%) or less of the aforesaid licensed beds at a particular Facility as to which neither subsection (m)(ii)(x) nor (m)(ii)(y) nor (m)(ii)(z) above applies, the "Permissible Reduction Percentage" would equal ten percent (10%) for such Facility, but if, for example, Tenant voluntarily removes from service, in accordance with the requirements of subsection (m)(i)(3) above, twenty percent (20%) of the aforesaid licensed beds at such Facility, the "Permissible Reduction Percentage" applicable to such Facility would equal five percent (5%) (i.e., under subsection (m)(ii)(2) above, 25%-20%=5%). Also, for example, if a particular Facility listed on Schedule 16.1(m)B had, as of the
                                            -----------------
Commencement Date, 120 licensed beds, such Facility had not lost any licensed beds other than 38 licensed beds lost through an involuntary reduction that complies with subsection (m)(iii) below (so that, as of a particular date, such Facility has 82 licensed beds), and Schedule 16.1(m)B sets forth 80 licensed
                                    -----------------
beds in the "Minimum Number of Licensed Beds" column as it applies to such Facility and 76 licensed beds in the "95% of Minimum" column as it applies to such Facility, the percentage referenced in the foregoing subsection (m)(ii)(z) would equal 7.317% (82 licensed beds minus 76 licensed beds equals 6 licensed beds and 6 licensed beds divided by 82 licensed beds equals 7.317%, which is greater than the 5.0% referenced in subsection (m)(ii)(z)(A) above)); and

     (iii) The provisions of this subsection (m)(iii) shall not apply to any of the Leased Properties other than the three (3) Leased Properties referenced on
Schedule 16.1(m)B: An involuntary reduction of the nature referenced in
-----------------
subsection (m)(iii)(1) below in the number of licensed beds for any Facility listed on Schedule 16.1(m)B below the minimum number of licensed beds set forth
          -----------------
in the "Minimum Number of Licensed Beds" column of Schedule 16.1(m)B as it
                                                   -----------------
applies to such Facility shall constitute an Event of Default under this Section
                                                                         -------
16.1(m), but, notwithstanding any voluntary removal from service of licensed
-------
beds, an involuntary reduction in the number of licensed beds for any of the three (3) Facilities listed on Schedule 16.1(m)B down to, but not below, the
                               -----------------
minimum number of licensed beds set forth in the "Minimum Number of Licensed Beds" column of Schedule 16.1(m)B as it applies to such Facility shall not
                -----------------
constitute an Event of Default under this Section 16.1(m) provided and on the
                                          ---------------
conditions that (1) the involuntary reduction is required by the applicable state regulatory authority primarily because of physical space limitations at the applicable Facility and any such physical space limitations are not the result of any alterations to the Facility made after April 20, 2001; (2) Tenant uses its best efforts and due diligence to contest through all available processes (but not including any obligation on Tenant's part to make physical alterations to the affected Facility) the involuntary reduction and, in regular and timely consultation with Lessor, explores other alternatives (e.g. sale or banking of the licensed beds that are the subject of such involuntary reduction, with any such sale of beds to be subject to the prior written approval of Lessor, in its sole discretion, and with all proceeds from any such sale to be paid, and belong, to Lessor); (3) Tenant provides written notice to Lessor of such involuntary reduction within two (2) Business Days of Tenant's receipt of notice of the involuntary reduction and allows Lessor, if it so desires in its sole discretion, to participate in the contest of such involuntary reduction and, if it so desires in its sole discretion, to require that Tenant allow Lessor, at Tenant's cost, to control such contest (including, without limitation, prosecuting legal proceedings in Lessor's and/or Tenant's name); (4) Tenant shall not settle any contest of any such involuntary reduction without Lessor's prior written consent, in its sole discretion; and (5) following any such involuntary reduction as to a particular Facility listed on Schedule
                                                                 --------
16.1(m)B and whether or not Tenant has complied with the preceding conditions
--------
(1),

     (2), (3) and (4), Tenant shall in no event voluntarily reduce the number of licensed beds at such Facility by any amount, or

           (n) if Tenant shall become subject to regulatory sanctions and Tenant has failed to cure or satisfy such regulatory sanctions (including, without limitation, through payment of any such sanctions, if the same are monetary in nature) within its specified regulatory cure period in any material respect with respect to any Facility (provided, however, that, without limitation of Section
                         --------  -------                              -------
12.1(g) hereof, prior to the imposition of such sanctions on Tenant by final
-------
unappealable order of any governmental agency or authority, no Event of Default shall be deemed to have occurred under this subsection (n) so long as Tenant is contesting the imposition of such sanctions in accordance with Sections 8.2 and
                                                               ------------
12.1(a)-(f) hereof), or
-----------

           (o) if, except pursuant to the terms hereof, Tenant voluntarily ceases operations on any Leased Property, or

           (p) if Tenant shall fail to observe or perform any term, covenant or other obligation of Tenant set forth in Article XXVI hereof and such failure is
                                        ------------
not cured within a period of ten (10) days after receipt of notice thereof from Lessor, or

           (q) subject to Section 16.10 hereof, there shall occur a revocation
                          -------------
of certification for reimbursement under Medicare or Medicaid with respect to any Facility that participates in such programs and, within one hundred twenty
(120) days following such revocation, Tenant fails to have its aforesaid certification fully restored (provided, however, that Tenant shall be given an
                              --------  -------
additional sixty (60) days beyond the aforesaid one hundred twenty (120) day period to have its aforesaid certification fully restored if, on or prior to the aforesaid one hundred twentieth (120th) day, Tenant delivers to Lessor a Senior Officer's Certificate, in form and substance reasonably satisfactory to Lessor, certifying that (i) the only requirement that remains unsatisfied in order for Tenant to have its aforesaid certification fully restored is a re-inspection of the applicable Facility by the applicable regulatory authority, and (ii) Tenant has made diligent inquiry relative to the applicable Legal Requirements and has consulted with its legal counsel and, based on the foregoing, certifies that Tenant is not aware of any reason why Tenant will not pass its aforesaid re-inspection, or why Tenant's aforesaid certification will not be fully restored, in each case within the aforesaid additional sixty (60) day period), or

           (r) an Event of Default shall occur as described in Section 8.3.1
                                                               -------------
above, or

           (s) an Event of Default shall occur as described in Section 21.5.1
                                                               --------------
below, or

           (t) If Tenant shall exercise a purchase option relative to a Leased Property(ies) in accordance with Section 16.12 hereof and thereafter fail to
                                 -------------
purchase the subject Leased Property(ies), and otherwise perform and discharge its duties, liabilities and obligations on account of such exercise, strictly in accordance with the terms and conditions of Section 16.12 hereof, or
                                            -------------

           (u) An Event of Default (as defined in the Tenant Senior Secured Credit Agreement) arising from the failure to pay principal or interest with respect to the Tenant Senior Secured Notes, or any other event of default arising from the failure to pay principal or interest with respect to any other indebtedness for borrowed money of Tenant with an aggregate outstanding principal amount equal to or exceeding $50 million, shall have occurred; or

           (v) the acceleration of the maturity of the Tenant Senior Secured Notes, or the acceleration of the maturity of any other indebtedness for borrowed money of Tenant with an aggregate outstanding principal amount equal to or exceeding $50 million, shall have occurred.

     Upon the occurrence of any Event of Default, Lessor may, at its option, terminate this Lease (i) in the case of any Event of Default, as to all Leased Properties and/or (ii) if such Event of Default is a Facility Default, as to any of the Leased Property(ies) to which such Event of Default relates, by giving not less than ten (10) days' notice of such termination and upon the expiration of such 10-day period or other time period fixed in such notice, if any, during which 10-day or other time period Tenant shall have no right to cure the Event of Default in question, the Term shall terminate as to all Leased Properties or as to the Leased Property(ies) to which such Event of Default relates, as specified in such notice, all rights of Tenant under this Lease shall cease as to the Leased Property(ies) so specified, and, if the Leased Property(ies) so specified are less than all of the Leased Properties, the provisions of Section
                                                                        -------
40.16 hereof shall apply. Lessor shall have all rights at law and in equity
-----
available to Lessor as a result of Tenant's breach of this Lease, subject to
Section 16.10.
-------------

     Tenant shall pay, to the maximum extent permitted by law, as Additional Charges all Litigation Costs as a result of any Event of Default hereunder.

     Section 16.2 Certain Remedies. If an Event of Default shall have occurred
                  ----------------
(and the event giving rise to such Event of Default has not been cured within the curative period relating thereto, if any, as set forth in the applicable subsection of Section 16.1 above or elsewhere herein), whether or not this Lease
              ------------
has been terminated pursuant to Section 16.1, Tenant shall, to the maximum
                                ------------
extent permitted by law, if and to the extent required by Lessor so to do, immediately surrender to Lessor the Leased Property(ies) as to which the Lease has been or may be terminated pursuant to Section 16.1 and quit the same, and
                                          ------------
Lessor may enter upon and repossess the Leased Properties by reasonable force, summary proceedings, ejectment or otherwise, and may remove Tenant and all other persons and any and all personal property from the Leased Properties subject to rights of any occupants or patients and to any requirement of law.

     Section 16.3 Damages. To the extent permitted by law, neither (a) the
                  -------
termination of this Lease pursuant to Section 16.1, (b) the repossession of any
                                      ------------
or all of the Leased Properties or any portion thereof, (c) the failure of Lessor to relet any or all of the Leased Properties or any portion thereof, (d) the reletting of any or all of the Leased Properties or any portion thereof, nor
(e) the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Tenant of any of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In the event of any such termination, subject to Section 16.4 below, Tenant shall forthwith pay
                                 ------------
to Lessor, at Lessor's option, as liquidated damages with respect to Rent for each Leased Property as to which such termination has occurred, either:

          (A)  the sum of:

               (i) the unpaid Rent allocable to each such Leased Property in accordance with Section 16.9 hereof which had been earned at the time
                          ------------
          of termination, which Rent and other sums shall bear interest at the lesser of the Overdue Rate and the maximum annual rate permitted by law from the date when due until paid; and

               (ii) whether or not Lessor previously collected any amounts pursuant to clause (B) below, the then net present value (computed using a discount rate equal to the Prime Rate) of the amount of unpaid Rent allocable to each such Leased Property in accordance with Section
                                                                         -------
          16.9 hereof for the balance of the Term following the date of
          ----
          termination (excluding, however, any period following termination on account of which Lessor previously collected Rent pursuant to clause
          (B) below) without any obligation or deemed obligation on the part of Lessor to mitigate damages, or

          (B) each installment of Rent allocable to each such Leased Property in accordance with Section 16.9 hereof and other sums payable with respect to each
                ------------
such Leased Property by Tenant to Lessor under this Lease as the same becomes due and payable, which Rent and other sums shall bear interest at the lesser of the Overdue Rate and the maximum annual rate permitted by law from the date when due until paid, to the extent that such Rent and other sums exceed the rent and other sums actually collected by Lessor for the corresponding period pursuant to any reletting of each such Leased Property (without any obligation or deemed obligation on the part of Lessor to mitigate damages).

          In case of any Event of Default, re-entry, expiration and dispossession by summary proceedings or otherwise, Lessor may, with or without terminating this Lease, (a) relet any or all of the Leased Properties or any part or parts thereof, either in the name of Lessor or otherwise, for a term or terms which may, at Lessor's option, be equal to, less than or exceed the period which would otherwise have constituted the balance of the Term and may grant concessions or free rent to the extent that Lessor considers advisable and necessary to relet the same, and (b) make such reasonable alterations, repairs and decorations in the applicable Leased Property or any portion thereof as Lessor, in its sole judgment, considers advisable and necessary for the purpose of reletting the applicable Leased Property; and such reletting and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid (subject to Section
                                                                    -------
16.3(B) above if and to the extent the same is applicable). Lessor shall in no
-------
event be liable in any way whatsoever for failure to relet any Leased Property, or, in the event that any Leased Property is relet, for failure to collect the rent under such reletting. To the fullest extent permitted by law, Tenant hereby expressly waives any and all rights of redemption granted under any present or future laws in the event of Tenant's being evicted or dispossessed, or in the event of Lessor's obtaining possession of any Leased Property, by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

     Section 16.4 Certain Effects of Separate Lease. Lessor agrees that, in the
                  ---------------------------------
event this Lease is terminated as to a particular Leased Property and immediately thereafter a Separate Lease is entered into with respect to such Leased Property pursuant to Section 22.7 below, (a) Lessor shall not proceed
                            ------------
against Tenant under Section 16.3(A) above relative to such Leased Property
                     ---------------
unless and until an Event of Default shall occur under such Separate Lease and
(b) Rent collected by Lessor under any such Separate Lease relative to such Leased Property shall be credited by Lessor against the amounts owing to Lessor under Section 16.3(B) above relative to such Leased Property. Nothing contained
      ---------------
in this Section 16.4 shall affect or impair Lessor's rights under Sections
        ------------                                              --------
16.3(A) and (B) above relative to other Leased Properties.
-------     ---

     Section 16.5 Waiver. If this Lease is terminated pursuant to Section 16.1,
                  ------                                          ------------
whether in whole or, in the case of any Facility Default, in part, Tenant waives, to the maximum extent permitted by applicable law, (a) any right of redemption, re-entry or repossession, (b) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this Article
                                                                       -------
XVI, and (c) the benefit of any moratorium laws or any laws now or hereafter in
---
force exempting property from liability for rent or for debt.

     Section 16.6 Application of Funds. Any payments received by Lessor under
                  --------------------
any of the provisions of this Lease during the existence or continuance of any Event of Default (and such payment is made to Lessor rather than Tenant due to the existence of an Event of Default) shall be applied to Tenant's obligations in the order which Lessor may determine or as may be prescribed by the laws of the State where the applicable Leased Property is located.

     Section 16.7 Notice to Lessor. If Tenant or any subtenant receives a notice
                  ----------------
of any material regulatory deficiency from any regulatory agency, Tenant shall deliver a copy of such notice to Lessor in accordance with Section 34.1.
                                                           ------------

     Section 16.8 Nature of Remedies. To the maximum extent permitted by law,
                  ------------------
the rights and remedies of Lessor and Tenant under this Lease, at law and in equity shall be cumulative and may be exercised concurrently or successively, on one or more occasions, as Lessor or Tenant, as applicable, deems appropriate in its sole discretion, as often as occasion therefor arises. To the maximum extent permitted by law, each such right and remedy shall be in addition to all other such rights and remedies, and the exercise by Lessor or Tenant, as applicable, of any one or more of such rights and remedies shall not preclude the simultaneous or subsequent exercise of any or all other such rights and remedies. Without limiting the generality of the foregoing, liquidated damages in respect of Rent provided for in clauses (A) and (B) of Section 16.3 hereof,
                                                          ------------
and in Section 20.1 hereof, shall be payable by Tenant in addition to, and not
       ------------
in lieu of, any other damages suffered by Lessor in connection with any default or Event of Default by Tenant (including, without limitation, Litigation Costs and costs of reletting).

     Section 16.9 Allocable Rent. For purposes of this Lease, without limitation
                  --------------
of Section 40.15 or 40.16 hereof, (a) the Additional Charges allocable to a
   -------------    -----
Leased Property shall be the Additional Charges with respect to such Leased Property, and (b) the Current Rent,

Accrued Rent, Unpaid Accrued Rent and Accrued Rent Interest allocable to a Leased Property shall be, for each such item, the product of (i) the amount of such item, multiplied by (ii) the Transferred Property Percentage for such Leased Property as set forth in Exhibit C (as modified from time to time in accordance herewith).

     Section 16.10 Special Remedies Provisions. The intention of this Section
                   ---------------------------                        -------
16.10 is to set forth certain special provisions applicable to Events of Default
-----
under Section 16.1(m) and/or Section 16.1(q) of this Lease and to Lessor's
      ---------------        ---------------
rights and remedies upon the occurrence of such Events of Default. This Section
                                                                        -------
16.10 has no application to other Events of Default under this Lease and is not
-----
intended to alter or limit Lessor's rights and remedies with respect to such other Events of Default or, except as specifically set forth in this Section
                                                                     -------
16.10, for any other purpose. Subject to the foregoing, Lessor and Tenant agree
-----
that, notwithstanding anything to the contrary contained in this Lease:

          Section 16.10.1 For purposes of this Lease, subject to Sections
                                                                 --------
16.10.3.1 and 16.10.3.2 below, references to the "Section 16.10.1 Number" shall,
---------     ---------                           ----------------------
as of a particular date, mean and refer to (a) the number 1 (if the number of Leased Properties as to which this Lease remains in full force and effect as of such date equals twenty (20) or less), (b) the number 2 (if the number of Leased Properties as to which this Lease remains in full force and effect as of such date equals between twenty-one (21) and forty (40), both inclusive), or (c) the number 3 (if the number of Leased Properties as to which this Lease remains in full force and effect as of such date equals forty-one (41) or more).

          Section 16.10.2

                  Section 16.10.2.1 If the Section 16.10.1 Number applicable to this Lease, as determined pursuant to Section 16.10.1 above, equals one (1), the
                                      ---------------
following provisions shall apply:

     If, and for so long as, one or more Events of Default of the nature referenced in Section 16.1(m) and/or Section 16.1(q) of this Lease has
                   ---------------        ---------------
     occurred and is continuing (as described below), Lessor shall be entitled to exercise all rights and remedies available to it under this Lease on account of any then continuing Event of Default under Section 16.1(m)
                                                           ---------------
     and/or Section 16.1(q), provided that Lessor may only exercise termination
            ---------------
     and/or dispossession rights and remedies on account of such Section 16.1(m) and/or Section 16.1(q) Event(s) of Default against either (i) any one or
            ---------------
     more of the Leased Properties to which such Event(s) of Default relate or
     (ii) all Leased Properties covered by this Lease.

                  Section 16.10.2.2 If the Section 16.10.1 Number applicable to this Lease, as determined pursuant to Section 16.10.1 above, equals two (2) or
                                      ---------------
more, the following provisions shall apply:

     If, and for so long as, an Event of Default of the nature referenced in
     Section 16.1(m) and/or Section 16.1(q) of this Lease has occurred and is
     ---------------        ---------------
     continuing (as described below) with respect to fewer than the Section
     16.10.1 Number (as determined pursuant to Section 16.10.1 hereof) of the
                                               ---------------
     Leased Properties, then, on account of any Event of

         Default under Section 16.1(m) and/or Section 16.1(q) of this Lease,
                       --------------         --------------
         Lessor may not exercise any termination and/or dispossession rights and remedies available to it under this Lease on account of such Section 16.1(m) and/or Section 16.1(q) Event(s) of Default against any Leased Property other than the Leased Property to which the aforesaid Event of Default relates. If, however, an Event of Default of the nature referenced in such Section 16.1(m) and/or Section 16.1(q) of this Lease
                            ---------------        ---------------
         has occurred and is continuing (as described below) with respect to the
         Section 16.10.1 Number or more Leased Properties, Lessor shall be entitled to exercise all rights and remedies available to it under this Lease on account of any then continuing Event of Default under Section
                                                                        -------
         16.1(m) and/or Section 16.1(q), provided that Lessor may only exercise
         -------        ---------------
         termination and/or dispossession rights and remedies on account of such
         Section 16.1(m) and/or Section 16.1(q) Event(s) of Default against
         --------------         ---------------
         either (i) any one or more of the Leased Properties to which such Event(s) of Default relate or (ii) all Leased Properties covered by this Lease.

               Section 16.10.2.3 For purposes of Sections 4.1, 16.1(m), 16.1(q),
                                                 ------------  -------  -------
16.10, 17.1, 19.1, 25.1.1, 25.1.2 and 25.1.3 of this Lease, if an Event of
-----  ----  ----  ------  ------     ------
Default shall occur under Section 16.1(m) or Section 16.1(q) of this Lease,
                          ---------------    ---------------
except as otherwise agreed in writing by Lessor, in its sole and absolute discretion, the same shall be deemed to be "continuing" at all times from and after the date that such Event of Default first arises (including, without limitation, at all times from and after the date that Lessor terminates this Lease as it applies to the Leased Property to which the aforesaid Event of Default relates or dispossesses Tenant from such Leased Property), unless, prior to the date that Lessor terminates this Lease as it applies to the Leased Property to which the aforesaid Event of Default relates or dispossesses Tenant from such Leased Property, such Event of Default is cured "in-kind" by rectifying and reversing the particular event, circumstance or condition that constitutes or causes such Event of Default; provided (the "Section 16.10.2.3
                                                            -----------------
Proviso"), however, that, if the applicable Section 16.10.1 Number, as
-------
determined pursuant to Section 16.10.1 above, equals two or more, if (a) an
                       ---------------
Event of Default of the nature referenced in Section 16.1(m) and/or Section
                                             ---------------        -------
16.1(q) of this Lease has occurred and is continuing (as described above) with
-------
respect to fewer than the Section 16.10.1 Number of the Leased Properties and
(b) Lessor has terminated this Lease as it applies to a Leased Property to which an aforesaid Event of Default relates or has dispossessed Tenant from such Leased Property, then, for purposes of Sections 4.1, 17.1, 25.1.1, 25.1.2 and
                                       ------------  ----  ------  ------
25.1.3, the aforesaid Event of Default relating to such Leased Property shall
------
not be deemed to be "continuing" as to Leased Properties other than such terminated or dispossessed Leased Property; in such event, the rights and remedies available to Lessor or the limitation of Tenant's rights under such sections which arise in the case of a continuing Event of Default shall apply only to the Leased Property on which the Event of Default under Section 16.1(m)
                                                                ---------------
or Section 16.1(q) has occurred, as illustrated by Examples 5, 6 and 7 of
   --------------                                  ----------  -     -
Section 16.10.5 below.
---------------

               Section 16.10.2.4 The limitations on Lessor's rights and remedies set forth in this Section 16.10.2: (a) apply only to Events of Default under
                  ---------------
Section 16.1(m) and/or Section 16.1(q) of this Lease and not to any other Events
--------------         ---------------
of Default under this Lease, (b) apply only to Lessor's termination and dispossession rights and remedies on account of Events of Default under Section
                                                                        -------
16.1(m) and/or Section 16.1(q) of this Lease and, subject to the terms of
-------        ---------------
the Section 16.10.2.3 Proviso, not to any other rights and remedies available to Lessor on account of any such Events of Default, and (c) do not change any of the other provisions of this Lease as they may relate to Events of Default under
Section 16.1(m) and/or Section 16.1(q) of this Lease (e.g. pursuant to Section
---------------        ---------------                                 -------
24.1(d) of this Lease, Tenant shall remain obligated to indemnify Lessor with
-------
respect to any such Section 16.1(m) and/or Section 16.1(q) Event of Default).
                    ---------------        ---------------

         Section 16.10.3 The intention of this Section 16.10.3 is to set forth
                                               ---------------
special rules regarding the calculation of the Section 16.10.1 Number and thereby to limit the ability of Lessor and Tenant, through transactions of the specified nature described in this Section 16.10.3, to evade certain of the
                                   ---------------
intended goals of this Section 16.10.
                       -------------

               Section 16.10.3.1 Notwithstanding Section 16.10.1 above, if
                                                 ---------------
(a)(i) a New Lease under Section 40.15 hereof (other than a New Lease that is a
                         -------------
Separate Lease created under Section 22.7 hereof) is created from this Lease or
(ii) this Lease constitutes a New Lease created under Section 40.15 of another
                                                      -------------
lease demising any of the Master Lease Leased Properties (other than a New Lease that is a Separate Lease created under Section 22.7 of such other lease) and (b)
                                       ------------
as of the date immediately prior to such New Lease creation transaction (a "Section 16.10.3.1 New Lease Transaction"), under this Lease (if subsection
 ---------------------------------------
(a)(i) above is applicable) or the other lease referenced in subsection (a)(ii) above (if subsection (a)(ii) above is applicable) one or more Events of Default of the nature referenced in Section 16.1(m) and/or Section 16.1(q) of such lease
                            ---------------        ---------------
had occurred and were continuing (as described in Section 16.10.2.3 hereof or of
                                                  -----------------
such other lease, as applicable) with respect to any of the Master Lease Leased Properties covered hereby or thereby, as applicable, then, the Section 16.10.1 Number that would otherwise apply to this Lease, but for the terms of this
Section 16.10.3.1, shall be increased by one (1) if and only if all of the
-----------------
following conditions are met relative to this Lease:

         (x) As of the date immediately following the aforesaid Section
16.10.3.1 New Lease Transaction, an Event of Default of the nature referenced in
Section 16.1(m) and/or Section 16.1(q) of this Lease (whether this Lease is the
--------------         ---------------
New Lease, or the lease from which a New Lease is created, involved in the aforesaid Section 16.10.3.1 New Lease Transaction) has occurred and is continuing (as described in Section 16.10.2.3 hereof) with respect to a number
                            -----------------
of the Leased Properties then covered by this Lease that equals or exceeds the
Section 16.10.1 Number that would be applicable to this Lease as of such date (assuming, for purposes of this subsection (x), that this Section 16.10.3.1 is
                                                          -----------------
not applicable); and

         (y) For the four (4) full calendar quarters ending not less than sixty
(60) days prior to the aforesaid Section 16.10.3.1 New Lease Transaction, (1) the Leased Properties, if any, that continue to be covered by this Lease (whether this Lease is the New Lease, or the lease from which a New Lease is created, involved in the aforesaid Section 16.10.3.1 New Lease Transaction) and have as their Primary Intended Use use as a hospital have a Coverage Ratio that is fifteen percent (15%) or more higher than the Coverage Ratio of all of the Master Lease Leased Properties that are covered by this Lease and the other lease involved in the aforesaid Section 16.10.3.1 New Lease Transaction or (2) the Leased Properties, if any, that continue to be covered by this Lease and have as their Primary Intended Use use as a nursing center have a

Coverage Ratio that is ten percent (10%) or more higher than the Coverage Ratio of all of the Master Lease Leased Properties that are covered by this Lease and the other lease involved in the aforesaid Section 16.10.3.1 New Lease Transaction; and

         (z) No Event(s) of Default (other than Section 16.1(m) and/or Section
                                                ---------------        -------
16.1(q) Events of Default) have occurred and are continuing under this Lease.
-------

         Example 1: Assume this Lease covers 25 Leased Properties and that no
         ---------
Event of Default under Section 16.1(m) and/or Section 16.1(q) or any other
                       ---------------        ---------------
provision of this Lease has occurred or is continuing. Assume further that a New Lease covering 10 Leased Properties and not constituting a Separate Lease under
Section 22.7 is created from this Lease pursuant to Section 40.15 hereof. This
------------                                        -------------
Section 16.10.3.1 would not apply, and the Section 16.10.1 Number applicable to
-----------------
this Lease would be determined pursuant to Section 16.10.1(a) hereof (because
                                           ------------------
this Lease would then cover 15 Leased Properties), without any adjustment pursuant to this Section 16.10.3.1, because requirement (b) above is not met.
                 -----------------
The Section 16.10.1 Number for this Lease would equal one (1). For the aforesaid New Lease (because such New Lease would cover 10 Leased Properties), the Section
16.10.1 Number would also equal one (1).

         Example 2: Same assumed facts as in Example 1, except that, as of the
         ---------                           ---------
date immediately prior to the Section 16.10.3.1 New Lease Transaction referenced in Example 1, an Event of Default under Section 16.1(m) and/or Section 16.1(q)
                                        ---------------        ---------------
had occurred and was continuing with respect to one (1) Leased Property and such Leased Property remains a part of this Lease (thus satisfying requirement (b) above). Requirement (x) above would be met as to this Lease, because, immediately following the assumed Section 16.10.1.1 New Lease Transaction, an Event of Default under Section 16.1(m) and/or Section 16.1(q) would exist under
                       ---------------        ---------------
this Lease with respect to one (1) Leased Property, and such number of Leased Properties equals the Section 16.10.1 Number that would be applicable to this Lease as a 15 Leased Properties lease, assuming, for purposes of requirement (x) above, that this Section 16.10.3.1 is not applicable. Also, requirement (z)
                 -----------------
above would be met, as assumed in Example 1. Accordingly, in the circumstances
                                  ---------
of Example 2, a review of Coverage Ratios pursuant to subsection (y) above would
   ---------
be needed in order to determine whether a change in the Section 16.10.1 Number applicable to this Lease is mandated by this Section 16.10.3.1. On the other
                                             -----------------
hand, for the aforesaid New Lease (because such New Lease would cover 10 Leased Properties and because requirement (x) above is not met), the Section 16.10.1 Number would equal one (1).

         Example 3: Same assumed facts as in Example 2. Assume further that the
         ---------                           ---------
Coverage Ratios of the hospitals and nursing centers that remain subject to this Lease, determined for the four (4) full calendar quarters ending not less than sixty (60) days prior to the assumed Section 16.10.3.1 New Lease Transaction, equal, respectively, 1.575:1 and 1.500:1 and that the Coverage Ratios of the hospitals and nursing centers included in the 25 Leased Properties that were covered by this Lease immediately prior to the aforesaid transaction, for the same period, equal, respectively, 1.500:1 and 1.450:1. In the circumstances of this Example 3, this Section 16.10.3.1 would not apply, and the Section 16.10.1
     ---------       -----------------
Number applicable to this Lease would be determined pursuant to Section
                                                                --------
16.10.1(a) hereof (because this Lease would then cover 15
----------

Leased Properties), without any adjustment pursuant to this Section 16.10.3.1,
                                                            -----------------
because requirement (y) above is not met. The Section 16.10 Number for this Lease would equal one (1). For the aforesaid New Lease, for the reasons stated in Example 2, the Section 16.10.1 Number would also equal one (1).
   ---------

         Example 4: Same assumed facts as in Example 2. Assume further that the
         ---------                           ---------
Coverage Ratios of the hospitals and nursing centers that remain subject to this Lease, determined for the four (4) full calendar quarters ending not less than sixty (60) days prior to the assumed Section 16.10.3.1 New Lease Transaction, equal, respectively, 1.575:1 and 1.653:1 and that the Coverage Ratios of the hospitals and nursing centers included in the 25 Leased Properties that were covered by this Lease immediately prior to the aforesaid transaction, for the same period, equal, respectively, 1.500:1 and 1.450:1. In the circumstances of this Example 4, the Section 16.10.1 Number that is applicable to this Lease
     ---------
immediately following the assumed Section 16.10.3.1 New Lease Transaction, would, pursuant to this Section 16.10.3.1, be increased from one (1) to two (2),
                        -----------------
because both requirement (a) and requirement (b) above are met, and all of
        ----
requirement (x) (as described in Example 2), requirement (y) (because the
                                 ---------
Coverage Ratio for nursing centers covered by this Lease is fourteen percent (14%) higher (1.45 x. 1.14 = 1.653) than the Coverage Ratio for all nursing centers covered by the pre-transaction 25 Leased Properties lease) and requirement (z) (as described in Example 2) above are met. For the aforesaid New
                                 ---------
Lease, for the reasons stated in Example 2, the Section 16.10.1 Number would
                                 ---------
equal one (1).

                    Section 16.10.3.2 Notwithstanding Section 16.10.1 above, if
                                                      ---------------
(a) this Lease is, pursuant to Section 40.18 hereof, the Section 40.18 Lease (as
                               -------------             -------------------
defined in Section 40.18) and (b) as a result of Section 16.1(m) and/or Section
           -------------                         ---------------        -------
16.1(q) Events of Default that had occurred and were continuing under this Lease
-------
and the other lease(s) involved in the Section 40.18 lease combination
                                       -------------
transaction immediately prior to such transaction, immediately following the transaction pursuant to which this Lease became a Section 40.18 Lease, an Event of Default of the nature referenced in Section 16.1(m) and/or Section 16.1(q) of
                                       ---------------        ---------------
this Lease has occurred and is continuing (as described in Section 16.10.2.3
                                                           -----------------
hereof) with respect to a number of the Leased Properties then covered by this Lease (the "Section 16.10.3.2 Number") that equals or exceeds the Section
            -----------------
16.10.1 Number that would be applicable to this Lease as of such date (assuming, for purposes of this subsection (b), that this Section 16.10.3.2 is not
                                               -----------------
applicable), and (c) immediately following the transaction pursuant to which this Lease became a Section 40.18 Lease, no Event of Default (other than Section
                                                                         -------
16.1(m) and/or Section 16.1(q) Events of Default) has occurred and is continuing
-------        ---------------
under this Lease, then, the Section 16.10.1 Number that would otherwise apply to this Lease, but for the terms of this Section 16.10.3.2, shall be increased by
                                      -----------------
one (1) (and provided further that, if requirements (a), (b) and (c) above are met and this Lease, as the Section 40.18 Lease, (X) covers forty-one (41) or more Leased Properties and the Section 16.10.3.2 Number for this Lease, as the
Section 40.18 Lease, exceeds three (3), then the Section 16.10.1 Number applicable to this Lease shall be adjusted to equal the aforesaid Section
16.10.3.2 Number plus one (1) or (Y) covers twenty-one (21) to forty (40), both inclusive, Leased Properties and the number (the "Subsection Y Number") equal to the Section 16.10.3.2 Number for this Lease, as the Section 40.18 Lease, minus the number of Leased Properties, if any, as to which, following such lease combination transaction, Tenant will continue to have an available and exercisable purchase option under

Section 16.12 exceeds two (2), then the Section 16.10.1 Number applicable to
-------------
this Lease shall be adjusted to equal the Subsection (Y) Number plus one (1) or
(Z) covers twenty (20) or less Leased Properties and the number
(the "Subsection Z Number") equal to the Section 16.10.3.2 Number for this Lease, as the Section 40.18 Lease, minus the number of Leased Properties, if any, as to which, following such lease combination transaction, Tenant will continue to have an available and exercisable purchase option under Section
                                                                    -------
16.12 exceeds one (1), then the Section 16.10.1 Number applicable to this Lease
-----
shall be adjusted to equal the Subsection Z Number plus one (1)).

         Example 1: Assume that a lease covering 50 Master Lease Leased
         ---------
Properties is subdivided into Lease A covering 35 Master Lease Leased Properties and Lease B covering 15 Master Lease Leased Properties and that no Event of Default under Section 16.1(m) and/or Section 16.1(q) or any other provision has
              ---------------        ---------------
occurred or is continuing under either of such leases. Assume further that, pursuant to Section 40.18, such two (2) leases are combined and that Lease A is
            -------------
the Section 40.18 Lease. This Section 16.10.3.2 would not apply, and the Section
                              -----------------
16.10.1 Number applicable to Lease A would be determined pursuant to Section
                                                                     -------
16.10.1(c) hereof (because Lease A would then cover 50 Master Lease Leased
----------
Properties), without any adjustment pursuant to this Section 16.10.3.2, because,
                                                     -----------------
although requirements (a) and (c) above are met relative to Lease A, requirement
(b) above is not met as to Lease A.

         Example 2: Same assumed facts as in Example 1, except assume three (3)
         ---------                           ---------
Master Lease Leased Properties are subject to continuing Section 16.1(m) and/or
                                                         ---------------
Section 16.1(q) Events of Default immediately prior to the assumed Section 40.18
---------------                                                    -------------
transaction, 2 of which are within the 35 Master Lease Leased Properties Lease A and 1 of which is within the 15 Master Lease Leased Properties Lease B. Immediately following the assumed Section 40.18 transaction, the recombined 50
                                  -------------
Master Lease Leased Properties Lease A would have included therein 3 Master Lease Leased Properties that are subject to continuing Section 16.1(m) and/or
                                                       ---------------
Section 16.1(q) Events of Default, which number equals the Section 16.10.1
---------------
Number that would be applicable to the combined 50 Master Lease Leased Properties Lease A pursuant to Section 16.10.1(c) above, but for this Section
                               ------------------                     -------
16.10.3.2, and therefore, pursuant to Section 16.10.3.2, the Section 16.10.1
---------                             -----------------
Number that is applicable to the combined Lease A would be increased from three
(3) to four (4).

         Example 3: Same assumed facts as in Example 1, except assume four (4)
         ---------                           ---------
Master Lease Leased Properties are subject to continuing Section 16.1(m) and/or
                                                         ---------------
Section 16.1(q) Events of Default immediately prior to the assumed Section 40.18
---------------                                                    -------------
transaction, 2 of which are within the 35 Master Lease Leased Properties Lease A and 2 of which are within the 15 Master Lease Leased Properties Lease B. Immediately following the assumed Section 40.18 transaction, the recombined 50
                                  -------------
Master Lease Leased Properties Lease A would have included therein 4 Master Lease Leased Properties that are subject to continuing Section 16.1(m) and/or
                                                       ---------------
Section 16.1(q) Events of Default, which number exceeds the Section 16.10.1
---------------
Number that would be applicable to the combined 50 Master Lease Leased Properties Lease A pursuant to Section 16.10.1(c) above, but for this Section
                               ------------------                     --------
16.10.3.2. Requirements (a), (b) and (c) above are met relative to Lease A, and,
---------
in addition, Lease A meets the requirements of the proviso at the end of Section
                                                                         -------
16.10.3.2. Therefore, pursuant to Section 16.10.3.2, the Section 16.10.1 Number
---------                         -----------------
that is applicable to the combined Lease A would equal five (5) (i.e. the Section 16.10.3.2

Number+1).

               Section 16.10.3.3 If a Separate Lease is created under Section
                                                                      -------
22.7 of any lease of any of the Master Lease Leased Properties and, at the time
----
such lease is created an Event of Default under Section 16.1(m) and/or Section
                                                ---------------        -------
16.1(q) has occurred and is continuing with respect to any Master Lease Leased
-------
Property(ies) included in such Separate Lease or, within two (2) years thereafter, such an Event of Default arises under such Separate Lease with respect to any Master Lease Leased Property(ies) included in such Separate Lease, then, for all purposes of each Section 16.10.3.3 Lease (as hereinafter defined), (a) any such Event of Default under such Separate Lease shall also be considered an Event of Default under Section 16.1(m) and Section 16.1(q) of any
                                     ---------------     ---------------
lease (a "Section 16.10.3.3 Lease") that, or that derives from a lease that, at
          -----------------------
any time during the two (2) years that preceded the creation of such Separate Lease, included any Master Lease Leased Property included in such Separate Lease and as to which such a Section 16.1(m) and/or Section 16.1(q) Event of Default
                       ---------------        ---------------
has occurred and is continuing under such Separate Lease and (b) each Master Lease Leased Property as to which such a Section 16.1(m) and/or Section 16.1(q)
                                         ---------------        ---------------
Event of Default has occurred and is continuing under such Separate Lease shall, for all purposes of Section 16.10 and Section 19.1(b) of each Section 16.10.3.3
                    -------------     ---------------
Lease, be counted as a leased property as to which a Section 16.1(m) and/or
                                                     ---------------
Section 16.1(q) Event of Default had occurred and was continuing the same as if
---------------
a Section 16.1(m) and/or Section 16.1(q) Event of Default had occurred and was
  ---------------        ---------------
continuing under such Section 16.10.3.3 Lease relative to a Master Lease Leased Property included in such Section 16.10.3.3 Lease.

         Example 1: Assume that a lease of 15 Master Lease Leased Properties
         ---------
includes Property A as to which a Section 16.1(m) Event of Default has occurred
                                  ---------------
and is continuing and that, on account of an Event of Default under such lease, Lessor terminates such lease as it applies to Property A, so that the remaining lease covers 14 Master Lease Leased Properties. Assume further that, pursuant to
Section 22.7 of such lease, a Separate Lease under Section 22.7 is entered into
------------                                       ------------
with a leasehold mortgagee or its designee relative to Property A. As a result of Section 16.10.3.3, the Section 16.1(m) Event of Default relative to Property
   -----------------      ---------------
A will also be considered an Event of Default under Section 16.1(m) of the
                                                    ---------------
aforesaid remaining lease of 14 Master Lease Leased Properties and Property A will, for all purposes of Section 16.10 and Section 19.1(b) of such remaining
                          -------------     ---------------
lease, be counted as a leased property as to which a Section 16.1(m) Event of
                                                     ---------------
Default had occurred and was continuing the same as if a Section 16.1(m) Event
                                                         ---------------
of Default had occurred and was continuing under such remaining lease relative to a Master Lease Leased Property included in such remaining lease.

         Example 2: Assume that a lease of 15 Master Lease Leased Properties
         ---------
includes no properties as to which a Section 16.1(m) and/or Section 16.1(q)
                                     ---------------        ---------------
Event of Default has occurred and is continuing and that, on account of an Event of Default under such lease, Lessor terminates such lease as it applies to Property A, so that the remaining lease covers 14 Master Lease Leased Properties. Assume further that, pursuant to Section 22.7 of such lease, a Separate Lease under Section 22.7 is entered into with a leasehold mortgagee or
                     ------------
its designee relative to Property A. Assume further that several months later a
Section 16.1(m) Event of Default arises relative to Property A. As a result of
Section 16.10.3.3, the Section 16.1(m) Event of Default relative to Property A
-----------------
will also be considered an Event of Default under

Section 16.1(m) of the aforesaid remaining lease of 14 Master Lease Leased
---------------
Properties and Property A will, for all purposes of Section 16.10 and
                                                    -------------
Section 19.1(b) of such remaining lease, be counted as a leased property as to
---------------
which a Section 16.1(m) Event of Default had occurred and was continuing the same as if a Section 16.1(m) Event of Default had occurred and was continuing
             ---------------
under such remaining lease relative to a Master Lease Leased Property included in such remaining lease.

         Example 3: Same assumed facts as in Example 2, except assume further
         ---------                           ---------
that the 15 Master Lease Leased Properties lease referenced in such example was formed several months prior to the creation of the Separate Lease as the result of the division of a 60 Master Lease Leased Properties lease into two leases, the aforesaid 15 Master Lease Leased Properties lease and a 45 Master Lease Leased Properties lease. As a result of Section 16.10.3.3, the Section 16.1(m)
                                        -----------------      ---------------
Event of Default relative to Property A will also be considered an Event of Default under Section 16.1(m) of both the remaining lease of 14 Master Lease
              ---------------
Leased Properties and the aforesaid 45 Master Lease Leased Properties lease and Property A will, for all purposes of Section 16.10 and Section 19.1(b) of such
                                     -------------     ---------------
remaining lease and such 45 Master Lease Leased Properties lease, be counted as a leased property as to which a Section 16.1(m) Event of Default had occurred
                                ---------------
and was continuing the same as if a Section 16.1(m) Event of Default had
                                    ---------------
occurred and was continuing under such remaining lease relative to a Master Lease Leased Property included therein and under such 45 Master Lease Leased Properties lease relative to a Master Lease Leased Property included therein. This is because, several months prior to the creation of the Separate Lease, Property A was included in the aforesaid 60 Master Lease Leased Properties lease and both the 14 Master Lease Leased Properties lease and the 45 Master Lease Leased Properties lease derive from such 60 Master Lease Leased Properties lease.

               Section 16.10.4 Lessor shall have no obligation of any kind or nature to accept, or to treat as a default cure, any monetary or other form of cure in lieu of the mandated "in-kind", Facility-specific cure. For example, even if Lessor, in its sole and absolute discretion, receives, and accepts, full monetary compensation from Tenant on account of all damages suffered by Lessor due to the loss of certification for reimbursement under Medicaid at a particular Facility and whether such receipt occurs through a voluntary arrangement or through the exercise of any remedy hereunder, the Section 16.1(q)
                                                                 ---------------
Event of Default arising from such loss of certification shall, unless Lessor otherwise agrees in writing, in its sole and absolute discretion, for purposes of Sections 4.1, 16.1(q), 16.10, 17.1, 19.1, 25.1.1, 25.1.2 and 25.1.3 of this
   ------------  -------  -----  ----  ----  ------  ------     ------
Lease, subject, if the Section 16.10.1 Number is 2 or greater, to the Section
                                                                      -------
16.10.2.3 Proviso, be considered to be "continuing" unless, prior to termination
---------
of this Lease as it applies to such Facility, or dispossession of Tenant from such Facility, as described in Section 16.10.2.3 above, such certification for
                               -----------------
such Facility is fully restored. Nothing contained in this Section 16.10 shall
                                                           -------------
limit or affect the provisions of this Article XVI providing that Lessor has no obligation or deemed obligation to mitigate damages on account of any default by Tenant.

               Section 16.10.5 The following examples are intended to illustrate further the application of this Section 16.10:
                                -------------

         Example 1: If an Event of Default occurs under Section 16.1(m) hereof
         ---------                                      ---------------
because the number of licensed beds at a particular Facility has been reduced to a number below the required number of licensed beds for such Facility, such Event of Default shall be deemed to be "continuing" for purposes of Sections
                                                                    --------
4.1, 16.1(m), 16.10, 17.1, 19.1, 25.1.1, 25.1.2 and 25.1.3 of this Lease,
---  -------  -----  ----  ----  ------  ------     ------
subject, if applicable, to the Section 16.10.2.3 Proviso, unless, prior to termination of this Lease as it applies to such Facility, or dispossession of Tenant from such Facility, as described in Section 16.10.2.3 above, the number
                                           -----------------
of licensed beds at such Facility is returned to the required number.

         Example 2: If an Event of Default of the type described in Example 1
         ---------                                                  ---------
has occurred and is continuing (as described above) with respect to a Leased Property, and Lessor has terminated this Lease as it applies to the Leased Property to which such aforesaid Event of Default relates or Lessor has dispossessed Tenant from such Leased Property, then, if the Section 16.10.1 Number applicable to this Lease equals two (2) or more and Events of Default of the nature referenced in Section 16.1(m) and/or Section 16.1(q) of this Lease
                         ---------------        ---------------
have occurred and are continuing (as described above) with respect to fewer than the Section 16.10.1 Number of the Leased Properties, such Event of Default, for purposes of Sections 4.1, 17.1, 25.1.1, 25.1.2 and 25.1.3, shall not be deemed
            ------------  ----- ------  ------     -------
to be "continuing" as to any other Leased Properties; in such event, the rights and remedies available to Lessor or the limitation of Tenant's rights under such sections which arise in the case of a continuing Event of Default shall apply only to the Leased Property on which the Event of Default under Section 16.1(m)
                                                                ---------------
has occurred (as illustrated in Examples 5, 6 and 7 below).
                                ----------  -     -

         Example 3: If an Event of Default occurs under Section 16.1(q) hereof
         ---------                                      ---------------
due to a loss of Medicaid certification at a particular Facility, such Event of Default shall be deemed to be "continuing" for purposes of Sections 4.1,
                                                           ------------
16.1(q), 16.10, 17.1, 19.1, 25.1.1, 25.1.2 and 25.1.3 of this Lease, subject, if
-------  -----  ----  ----  ------  ------     ------
applicable, to the Section 16.10.2.3 Proviso, unless, prior to termination of this Lease as it applies to such Facility, or dispossession of Tenant from such Facility, as described above, such Facility's certification for reimbursement under Medicaid is fully restored.

         Example 4: If an Event of Default of the type described in Example 3
         ---------                                                  ---------
has occurred and is continuing (as described above) with respect to a Leased Property, and Lessor has terminated this Lease as it applies to the Leased Property to which such aforesaid Event of Default relates or Lessor has dispossessed Tenant from such Leased Property, then, if the Section 16.10.1 Number applicable to this Lease equals two (2) or more and Events of Default of the nature referenced in Section 16.1(m) and/or Section 16.1(q) of this Lease
                         --------------         --------------
have occurred and are continuing (as described above) with respect to fewer than the Section 16.10.1 Number of the Leased Properties, such Event of Default, for purposes of Sections 4.1, 17.1, 25.1.1, 25.1.2 and 25.1.3, shall not be deemed
            ------------  ----  ------  ------     ------
to be "continuing" as to any other Leased Properties; in such event, the rights and remedies available to Lessor or the limitation of Tenant's rights under such sections which arise in the case of a continuing Event of Default shall apply only to the Leased Property on which the Event of Default under Section 16.1(q)
                                                                ---------------
has occurred (as illustrated in Examples 5, 6 and 7 below).
                                ----------  -     -

         Example 5:     If (i) an Event of Default of the nature referenced in
         ---------
Section 16.1(m) and/or Section 16.1(q) of this Lease has occurred and is
---------------
continuing (as described above) with respect to Leased Property X and no other Leased Properties, (ii) Lessor has terminated this Lease as it applies to Leased Property X or dispossessed Tenant from such Leased Property X, (iii) the Section
16.10.1 Number applicable to this Lease exceeds 1 (so that Section 16.10.2.2 is
                                                           -----------------
applicable and, in light of subsections (i) and (ii) of this Example, requirements (a) and (b) of the Section 16.10.2.3 Proviso are met), and (iv) pursuant to Section 4.1, a refund shall be due from a taxing authority in
            -----------
respect of an Imposition paid by Tenant relative to Leased Property X, then Tenant would not receive such refund and such refund would be retained by Lessor and applied as provided in Article XVI, but Tenant would continue to be paid or
                           -----------
retain (as provided in Section 4.1) any Imposition refund from Leased Properties
                       ------------
other than Leased Property X.

         Example 6:     If (i) an Event of Default of the nature referenced in
         ---------
Section 16.1(m) and/or Section 16.1(q) of this Lease has occurred and is
---------------        ---------------
continuing (as described above) with respect to Leased Property X and no other Leased Properties, (ii) Lessor has terminated this Lease as it applies to Leased Property X or dispossessed Tenant from such Leased Property X, and (iii) the
Section 16.10.1 Number applicable to this Lease exceeds 1 (so that Section
                                                                   -------
16.10.2.2 is applicable and, in light of subsections (i) and (ii) of this
---------
Example, requirements (a) and (b) of the Section 16.10.2.3 Proviso are met), then, pursuant to Section 17.1, Lessor would be entitled, to the extent
                  ------------
permitted by law, to enter on Leased Property X for the purpose of curing such continuing Event of Default, but Lessor would not be entitled to exercise the remedies provided in Section 17.1 with respect to any other Leased Properties.
                     ------------

         Example 7:     If (i) an Event of Default of the nature referenced in
         ---------
Section 16.1(m) and/or Section 16.1(q) of this Lease has occurred and is
---------------        ---------------
continuing (as described above) with respect to Leased Property X and no other Leased Properties, (ii) Lessor has dispossessed Tenant from Leased Property X,
(iii) the Section 16.10.1 Number applicable to this Lease exceeds 1 (so that
Section 16.10.2.2 is applicable and, in light of subsections (i) and (ii) of
-----------------
this Example, requirements (a) and (b) of the Section 16.10.2.3 Proviso are
met), and (iv) Tenant desires to sublet, pursuant to Section 25.1.2(ii), up to
                                                     ------------------
an aggregate of 20% of the rentable square footage of each of Leased Properties X and Y without obtaining the consent of Lessor, then Tenant would not be entitled to sublet any portion of Leased Property X without the consent of Lessor, but Tenant would be entitled to sublet such portion of Leased Property Y without obtaining the consent of Lessor.

         Example 8:     Same assumed facts as in Example 7, except that the
         ---------                               ---------
Section 16.10.1 Number applicable to this Lease equals 2, and an Event of Default of the nature referenced in Section 16.1(m) has also occurred and is
                                    ---------------
continuing relative to another of the Leased Properties. Section 16.10.2.2 would
                                                         -----------------
be applicable, but requirement (a) of the Section 16.10.2.3 Proviso would not be met. Tenant would not be entitled to sublet any portion of Leased Property X or Leased Property Y without the consent of Lessor.

         Section 16.11  No Mediation or Arbitration. Notwithstanding anything to
                        ---------------------------
the contrary set forth herein or in that certain Agreement and Plan of Reorganization dated as of April 30, 1998 by and between Ventas, Inc. (prior to April 30, 1998, known as Vencor, Inc.) and

Kindred Healthcare, Inc. (from May 1, 1998 until April, 2001, known as Vencor, Inc.) ("1998 Plan of Reorganization"), (a) upon any Event of Default by Tenant,
        ---------------------------
Lessor shall be entitled to proceed immediately to enforce its rights and remedies pursuant to this Article XVI and the other terms of this Lease, (b)
                          -----------
neither any Event of Default, nor the rights and obligations of Tenant and Lessor under this Lease, shall be subject to mediation or arbitration of any kind, and (c) the provisions of Article VI of the 1998 Plan of Reorganization shall not apply to this Lease or any of the other Combined Leases.

         Section 16.12   Special Purchase Provisions. It is the intention of
                         ---------------------------
this Section 16.12 to set forth specific provisions that, in limited
     -------------
circumstances, for a limited number of times and only in connection with the occurrence of Events of Default under Section 16.1(m) and/or Section 16.1(q) of
                                      ---------------        ---------------
this Lease, allow Tenant a non-renewing right to purchase a Leased Property(ies) and thereby to reduce the number of Leased Properties as to which Section
                                                                  -------
16.1(m) and/or Section 16.1(q) Events of Default continue to exist to below the
-------        ---------------
applicable Section 16.10.1 Number, and, by doing so strictly on the terms and conditions provided in this Section 16.12, thereby to avoid the exercise by
                            -------------
Lessor of termination and/or dispossession rights and remedies against all Leased Properties covered hereby on account of such Section 16.1(m) and/or
                                                    ---------------
Section 16.1(q) Event(s) of Default. Tenant's purchase rights as set forth in
---------------
this Section 16.12 are not applicable to any other Events of Default or in any
     -------------
other circumstances and are strictly limited in number and non-renewing.

                Section 16.12.1

                       Section 16.12.1.1 If the number of Leased Properties as to which this Lease is in full force and effect equals twenty (20) or less, subject to Section 16.12.1.2 below, a purchase option will be exercisable by
           -----------------
Tenant on account of a Section 16.1(m) and/or Section 16.1(q) Event of Default
                       ---------------        ---------------
with respect to only two (2) Leased Properties in the aggregate during the Term, after which no further purchase option under this Section 16.12 will be
                                                  -------------
available to, or exercisable by, Tenant.

                       Section 16.12.1.2 If the number of Leased Properties as to which this Lease is in full force and effect equals twenty-one (21) to forty
(40), both inclusive, a purchase option will be exercisable by Tenant on account of a Section 16.1(m) and/or Section 16.1(q) Event of Default with respect to
     ---------------        ---------------
only one (1) Leased Property in the aggregate during the Term, after which no further purchase option under this Section 16.12 will be available to, or
                                   -------------
exercisable by, Tenant, and provided that, if (a) this Lease at any time was in full force and effect with respect to twenty-one (21) to forty (40), both inclusive, Leased Properties and at such time Tenant exercised a purchase option under this Section 16.12 and on account of a Section 16.1(m) and/or Section
           -------------                     ---------------        -------
16.1(q) Event of Default with respect to a Leased Property and (b) this Lease
-------
thereafter is in full force and effect with respect to less than twenty-one (21) Leased Properties due to creation of a Separate Lease under Section 22.7, a
                                                            ------------
casualty or condemnation termination relative to a Leased Property(ies) or for any other reason (other than Lessor's unilateral creation of a New Lease under
Section 40.15 or a New Master Lease under Section 40.17), no further purchase
-------------                             --------------
option under this Section 16.12 will be available to, or exercisable by, Tenant.
                  -------------

                       Section 16.12.1.3 If the number of Leased Properties as to which this Lease is in full force and effect equals forty-one (41) or more, then, notwithstanding anything to the contrary contained in this Section 16.12,
                                                                 -------------
this Section 16.12 shall not apply, and no purchase option will be available to,
     -------------
or exercisable by, Tenant on account of a Section 16.1(m) and/or Section 16.1(q)
                                          ---------------        ---------------
Event of Default.

                       Section 16.12.1.4 For all purposes of this Section 16.12, once a purchase option is exercised relative to a Leased Property(ies), it may not be revoked, and it shall exhaust Tenant's available purchase options, as described in Section 16.12.1.1 and Section 16.12.1.2, as applicable, above, to
             -----------------     -----------------
the extent of the number of Leased Properties as to which such exercise applies.

                       Section 16.12.1.5 No purchase option will be available to, or exercisable by, Tenant on account of any Event of Default under this Lease other than Section 16.1(m) and/or Section 16.1(q) Events of Default.
                 ---------------        ---------------

                 Section 16.12.2 If (a) an Event of Default under Section 16.1
                                                                  ------------
(m) and/or Section 16.1(q) of this Lease has occurred and is continuing (as
---        ---------------
described in Section 16.10.2.3 hereof) with respect to a number of the Leased
             -----------------
Properties covered by this Lease that equals or exceeds the Section 16.10.1 Number that is applicable to this Lease and (b) Lessor intends to exercise termination and/or dispossession rights and remedies against all Leased Properties covered by this Lease on account of such Event(s) of Default and (c) no Events of Default (other than Section 16.1(m) and/or Section 16.1(q) Events
                                 ---------------        ---------------
of Default) have occurred and are continuing under this Lease, then, unless (i) Tenant has previously exhausted its available purchase option(s) (as described in Section 16.12.1.1 or Section 16.12.1.2, as applicable, above) or (ii) if
   -----------------    -----------------
Tenant has any remaining purchase option(s), by exercising the same Tenant would not be able to reduce the number of Leased Properties as to which an Event of Default under Section 16.1(m) and/or Section 16.1(q) of this Lease has occurred
              ---------------        ---------------
and is continuing (as described in Section 16.10.2.3 hereof) to a number fewer
                                   -----------------
than the Section 16.10.1 Number that is applicable to this Lease:

                 (x) Lessor will provide to Tenant a written notice (a "Section 16.12 Notice") that Lessor intends to exercise
                        --------------------
                       termination and/or dispossession rights and remedies against all Leased Properties covered by this Lease on account of such Section 16.1(m) and/or Section 16.1(q)
                                       ---------------        ---------------
                       Events(s) of Default. If the number of Leased Properties as to which an Event of Default under Section 16.1(m)
                                                             ---------------
                       and/or Section 16.1(q) has occurred and is continuing
                              ---------------
                       exceeds the number of Leased Properties as to which a purchase option remains available to Tenant and, by exercising its available purchase option(s), Tenant would be able to reduce the number of Leased Properties as to which an Event of Default under Section 16.1(m) and/or
                                                       ---------------
                       Section 16.1(q) of this Lease has occurred and is
                       ---------------
                       continuing to a number fewer than the Section 16.10.1 Number that is applicable to this Lease, the aforesaid
                       Section 16.12 Notice shall specify as to which Leased Property(ies) a purchase option shall be applicable. Otherwise, the purchase option will apply to each Leased Property as to which a Section 16.1(m) and/or Section 16.(q) Event of Default has occurred and is continuing.

                 (y) If Tenant desires to exercise its purchase option, Tenant must so notify Lessor in writing within seven (7) days of its receipt of the aforesaid Section 16.12 Notice relating thereto and Tenant must exercise such purchase option against all Leased Properties as to which the purchase option is applicable as provided in subsection
                       (x) above. If Tenant does not so exercise its purchase option, Tenant shall be deemed to have waived its purchase option relative to all of the Leased Properties to which the same is applicable.

                 (z) If Lessor provides a Section 16.12 Notice as aforesaid, all of the references in the penultimate paragraph of
                       Section 16.1 of this Lease to 10 days shall be revised so
                       ------------
                       that any notice of termination given by Lessor as provided in such penultimate paragraph shall take effect no sooner than three (3) Business Days following the later of (1) Lessor's giving of its notice of termination or (2) the expiration of Tenant's seven (7) day period, as provided in subsection (y) above, relative to such
                       Section 16.12 Notice, and not otherwise be restricted as to the effective date thereof by such penultimate paragraph.

                 Section 16.12.3 If Tenant exercises a purchase option relative to a particular Leased Property(ies), the closing with respect thereto will occur within forty-five (45) days of Tenant's receipt of the applicable
Section 16.12 Notice. At such closing, Lessor will, by special warranty deed, convey to Tenant or its designee all of Lessor's right, title and interest in the subject Leased Property(ies), subject to the Permitted Encumbrances, and will cause to be released any Facility Mortgage(s) or other liens created by Lessor or its agents or employees relative to the subject Leased Property(ies) (and, if Lessor is unable to cause such release(s) as of the initially scheduled closing date, the closing date shall be extended as necessary to allow Lessor additional time to cause such release(s)), and Tenant will pay in cash, to or as directed by Lessor, the purchase price therefor, as described in Section 16.12.5
                                                                 ---------------
below, subject, if applicable as described below, to a credit against the purchase price in favor of Tenant and in the amount, if any, described below. Such conveyance will be on an "AS IS", "WITH ALL FAULTS" basis and without any representation or warranty (except as set forth in the aforesaid special warranty deed). Upon the occurrence of such closing, this Lease will terminate, in accordance with Section 40.16, insofar as it applies to the purchased Leased
                   -------------
Property(ies), but all accrued obligations, or obligations that survive termination, with respect to the purchased Leased Property(ies) shall survive such termination. Relative to the foregoing, if Tenant closes with respect to a particular Leased Property strictly in accordance with the terms and conditions provided in this Section 16.12, and, prior to such closing, Lessor has sued, and
                 -------------
collected damages from, Tenant on account of a Section 16.1(m) and/or Section
                                               ---------------        -------
16.1(q) Event of Default relative to such Leased Property, Tenant shall be
-------
entitled to a credit against the purchase price for such Leased Property equal to a sum, not to exceed the purchase price, equal to (a) the amount of the damages so collected by Lessor from Tenant in the aforesaid lawsuit, less (b) the amount of all attorneys' fees, court costs, witness fees and other costs and expenses incurred by Lessor in connection with such lawsuit or Section
                                                                         -------
16.1(m) and/or Section 16.1(q) Event of Default.
-------        ---------------

               Section 16.12.4 If Tenant exercises a purchase option relative to a Leased Property(ies), and closes with respect thereto strictly in accordance with the terms and conditions provided in this Section 16.12, then, for purposes
                                               -------------
of Sections 16.1 and 16.10 of this Lease, the Section 16.1(m) and/or Section
                                              ---------------        -------
16.1(q) Event of Default relative to the purchased Leased Property(ies) will be
-------
deemed to have been cured (but without limitation of Lessor's indemnity rights under Section 24.1 hereof and other rights and remedies that survive the
      ------------
applicable termination of this Lease that results from Tenant's purchase of such Leased Property(ies)), but, for purposes of Section 16.12.1.1 and Section
                                            -----------------     -------
16.12.1.2, Tenant will have exhausted that number of its available purchase
---------
options as equals the number of Leased Properties as to which it has so exercised its purchase option. If, as a result of such cure, the number of the Leased Properties as to which an Event of Default under Section 16.1(m) and/or
Section 16.1(q) of this Lease is reduced to a number fewer than the Section
16.10.1 Number that is applicable to this Lease, Lessor will, for so long as such condition continues to exist, be precluded from exercising termination and/or dispossession rights and remedies against all Leased Properties covered by this Lease on account of the then remaining Event(s) of Default under Section
                                                                         -------
16.1(m) and/or Section 16.1(q) of this Lease, but not on account of any other
-------        ---------------
Event of Default under this Lease.

               Section 16.12.5 The purchase price for each Leased Property as to which a purchase option is exercised by Tenant will be separately determined for each Leased Property and will equal, at Lessor's separate election for each Leased Property, either (a) the sum calculated by dividing the Base Rent per annum applicable to such Leased Property for the year next following the applicable closing date by nine percent (9.0%) or (b) the product of ten (10.0) times the Purchase Option EBITDAR, as hereinafter defined, for such Leased Property. The Purchase Option EBITDAR for a particular Leased Property will equal the highest twelve (12) consecutive month EBITDAR for such Leased Property occurring during the period commencing three (3) years prior to (i) the first day of the month during which a Section 16.1(m) Event of Default first occurred
                                ---------------
with respect to such Leased Property or (ii) the first day of the month during which a revocation of certification for reimbursement under Medicare or Medicaid first occurred with respect to such Leased Property, whichever is earlier, and ending on the last day of the month preceding the month during which the closing occurs with respect to such Leased Property. For example, if Tenant exercises a purchase option relative to a particular Leased Property, the closing with respect thereto occurs on April 15, 2004, a Section 16.1(m) Event of Default
                                            ---------------
arose on January 14, 2004, such Leased Property was decertified for Medicare on July 15, 2003 and a Section 16.1(q) Event of Default arose on account thereof on
                    ---------------
November 12, 2003, the period referenced above would commence on July 1, 2000 and end on March 31, 2004.

               Section 16.12.6 If this Lease and a Second Lease are combined as provided in Section 40.18 of this Lease, for purposes of determining whether any
            -------------
further purchase option is available to Tenant in such combined lease and, if so, as to how many Leased Properties such an option is available, all purchase option exercises that occurred under this Lease and the Second Lease prior to such combination shall be counted the same as if they occurred under the combined lease.

               Section 16.12.7 Notwithstanding anything to the contrary contained in this Section 16.12, this Section 16.12 will be included in the
                  -------------       -------------
Lease and be effective only if and for so long as inclusion thereof does not cause this Lease to be considered a capital lease, rather than an operating lease, for all accounting, tax and legal purposes, as determined by the independent auditors for both Lessor and Tenant.

               Section 16.12.8 The following examples are intended to illustrate further the application of this Section 16.12:
                                -------------

         Example 1: Assume that, within a lease of 25 Master Lease Leased
         ---------
         Properties, no Events of Default exist other than Events of Default under Section 16.1(m) and/or Section 16.1(q) that have occurred and are
               ---------------        ---------------
         continuing relative to Property A and Property B and that Lessor provides a Section 16.12 Notice on account thereof, which notice specifies Property A as the property as to which Tenant's one (1) available purchase option (pursuant to the number limitation set forth in Section 16.12.1.2) shall be available. Assume further that Tenant
            ------------------
         exercises its purchase option relative to Property A and closes its purchase of Property A in strict accordance with the terms and conditions provided in this Section 16.12. On account of such exercise,
                                     -------------
         Tenant would have exhausted its purchase option rights under such lease, and, on account of such purchase, (a) the Section 16.1(m) and/or
                                                          ---------------
         Section 16.1(q) Event of Default relative to Property A would have been
         ---------------
         cured, leaving Property B as the only leased property as to which a continuing Section 16.1(m) and/or Section 16.1(q) Event of Default
                    ---------------        ---------------
         continues, and (b) because the Section 16.10.1 Number applicable to such lease would equal 2, the continuation of a Section 16.1(m) and/or
                                                         ---------------
         Section 16.1(q) Event of Default with respect to Property B and no
         ---------------
         other leased properties would not, pursuant to the terms of Section
                                                                     -------
         16.10.2.2, be sufficient to permit Lessor to exercise termination
         ---------
         and/or dispossession rights and remedies against any leased property other than Property B.

         Example 2: Same assumed facts as in Example 1 and assume further that
         ---------                           ---------
         an additional Section 16.1(m) Event of Default arises under such lease
                       ---------------
         with respect to Property C. Lessor would be permitted to exercise termination and/or dispossession rights and remedies against all leased properties under such lease, in accordance with Section 16.10.2.2,
                                                         -----------------
         because the number of such Section 16.1(m) and/or Section 16.1(q)
                                    ---------------        ---------------
         Events of Default under such lease would equal 2 (Property B and Property C), which number equals the Section 16.10.1 Number applicable to such lease. Also, because Tenant has exhausted its purchase option rights under such lease as described on Example 1, Section 16.12 would
                                                 ---------  -------------
         no longer be applicable to grant Tenant any purchase option rights and Lessor would be permitted to exercise such termination and/or dispossession rights and remedies against all leased properties under such lease without providing any Section 16.12 Notice to Tenant or
                                          -------------
         additional purchase option to Tenant.

         Example 3: Assume that, within a lease of 10 Master Lease Leased
         ---------
         Properties, no Events of Default exist other than Events of Default under Section 16.1(m) and/or Section 16.1(q) that have occurred and are
               ---------------        ---------------
         continuing relative to Property X, Property Y and Property Z. Lessor would not be obligated to provide a Section 16.12 Notice to Tenant prior to exercise of termination and/or dispossession rights and remedies against all leased properties under such lease. A lease of 10 leased properties is eligible for purchase options with respect to 2 leased properties during the Term (Section 16.12.1.1). Even if Tenant
                                            ------------------
         exercised such 2 purchase options and closed thereunder, a Section
                                                                    -------
         16.1(m) and/or Section 16.1(q) Event of Default would continue to exist
         -------        ---------------
         under such lease and the precondition to an exercisable purchase option, and receipt of a Section 16.12 Notice, referenced in Section
                                                                      -------
         16.12.2(ii) would therefore not be met.
         -----------

                                  ARTICLE XVII

         Section 17.1 Lessor's Right to Cure Tenant's Default. If an Event of
                      ---------------------------------------
Default shall have occurred and be continuing, Lessor, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Tenant, and may, to the extent permitted by law, enter upon any or each Leased Property or any portion thereof for the purpose of curing such Event of Default and take all such action thereon as, in Lessor's opinion, may be necessary or appropriate in connection with curing such Event of Default. No such entry shall be deemed an eviction of Tenant. All reasonable sums so paid by Lessor and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, in each case, to the maximum extent permitted by law) so incurred, together with interest thereon (to the maximum extent permitted by law) as Additional Charges hereunder at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Tenant to Lessor on demand. The obligations of Tenant and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease. Nothing contained in this Section 17.1 shall limit or impair Lessor's rights and remedies under
        ------------
Section 8.3.2 or Section 21.5.2.
-------------    --------------

                                  ARTICLE XVIII

         Section 18.1 Provisions Relating to Purchase of the Leased Property. In
                      ------------------------------------------------------
the event Tenant purchases any Leased Property from Lessor pursuant to any of the terms of Article XIV hereof, Lessor shall, upon receipt from Tenant of the
             -----------
applicable purchase price, together with full payment of all Rent due and payable or other charges due and payable with respect to any period ending on or before the date of the purchase, deliver to Tenant an appropriate deed or other conveyance (in the customary form used to convey commercial properties within the relevant jurisdiction) conveying the entire interest of Lessor in and to such Leased Property to Tenant free and clear of all encumbrances other than (i) those that Tenant has agreed hereunder to pay or discharge, (ii) those mortgage liens, if any, which Tenant has agreed in writing to accept and to take title subject to and (iii) Permitted Encumbrances. The difference between the applicable purchase price and the total of the encumbrances assumed or taken subject to shall be paid in cash to Lessor or as Lessor may direct, in federal or other immediately available funds except as otherwise mutually agreed by Lessor and Tenant other than as specifically provided above, such Leased Property shall be conveyed to Tenant on an "as is" basis, and in its then physical condition. Closing of any such sale shall be contingent upon and subject to Tenant obtaining all required governmental consents and approvals for such transfer and if such sale shall fail to be consummated by reason of the inability of Tenant to obtain all such approvals and consents, any options to extend the Term of this Lease which otherwise would have expired during the escrow period to such proposed sale shall be deemed to remain in effect for 30 days after termination of the escrow or other arrangement covering the closing of such proposed sale. All expenses of such conveyance, including, without limitation, the cost of title examination or standard coverage title insurance, if reasonably required under the circumstances then existing, attorneys' fees incurred by Lessor in connection with such conveyance and release, and transfer taxes, shall be paid by Lessor. Recording fees shall be paid for by Tenant. Upon the closing of any such sale, the provisions of Section 40.16 hereof shall apply.
                  -------------

                                   ARTICLE XIX

         Section 19.1 Exercise of Renewal Options. Tenant is hereby granted the
                      ---------------------------
right to renew this Lease, with respect to all, but not less than all, of those Leased Properties within the applicable group as shown on Exhibit D annexed
                                                          ---------
hereto (herein, a "Renewal Group") for three (3), 5-year option renewal terms
                   -------------
(collectively, the "Extended Terms" and each an "Extended Term") upon giving
                    --------------               -------------
written notice to Lessor of each such renewal at least one (1) year but not more than eighteen (18) months prior to the termination of the then current Term applicable to such Renewal Group, provided and on the conditions that, at the time Tenant gives a renewal notice as set forth above relative to a Renewal Group and at the time of the commencement of the applicable Extended Term for such Renewal Group, (a) an Event of Default (other than any Facility Defaults of the nature referenced in Section 16.1(m) and/or Section 16.1(q) of this Lease)
                         ---------------        ---------------
shall not have occurred and be continuing (as described in Section 16.10.2.3
                                                           -----------------
above) under this Lease and (b) Facility Defaults of the nature referenced in
Section 16.1(m) and/or Section 16.1(q) of this Lease shall not have occurred and
---------------        ---------------
be continuing (as described in Section 16.10.2.3 above) with respect to the
                               -----------------
Section 16.10.1 Number or more Leased Properties. Tenant may not exercise its option for more than one Extended Term at a time. If Tenant exercises a renewal option as aforesaid relative to a Renewal Group, Tenant may nevertheless revoke such exercise, if and so long as the requirements of Section 19.5 below are
                                                     ------------
strictly complied with. For purposes of this Section 19.1, if an Event of
                                             ------------
Default shall occur under Section 16.1(m) or Section 16.1(q) of this Lease,
                          ---------------    --------------
whether the same is, or is deemed to be, "continuing" shall be determined as provided in Section 16.10 above.
            -------------

         Example 1: If (i) an Event of Default of the nature referenced in
         ---------
Section 16.1(m) and/or Section 16.1(q) of this Lease has occurred and is
---------------        ---------------
continuing (as described in Section 16.10.2.3 above) with respect to Leased
                            -----------------
Property X and no other Leased Properties, (ii) Lessor has terminated this Lease as it applies to Leased Property X or dispossessed Tenant from such Leased Property X, (iii) the Section 16.10.1 Number applicable to this Lease exceeds 1 (so that the condition referenced in Section 19.1(b) is met), and (iv) Tenant
                                     ---------------
desires to renew this Lease, pursuant to Section 19.1, with respect to a Renewal
                                         ------------
Group which does not include Leased Property X, then Tenant would be entitled to renew this Lease with respect to all of the Leased Properties in such Renewal Group. See the following examples for examples of Lessor's and Tenant's respective rights relative to renewal of the Renewal Group that includes Lease Property X.

         Example 2: Same assumed facts as in Example 1, except assume that
         ---------                           ---------
Lessor has not terminated this Lease as it applies to Leased Property X, but Lessor has dispossessed Tenant from Leased Property X, and that the Renewal Group that Tenant desires to renew includes Leased Property X. Tenant would be entitled to renew this Lease with respect to all of the Leased Properties in such Renewal Group, but any such renewal would include renewal of Leased Property X. Section 19.1 does not create any right allowing Tenant to renew less
            ------------
than all of a Renewal Group as to which this Lease remains in effect. As to Leased Property X, Tenant has been dispossessed, not terminated, and therefore any renewal would need to include Leased Property X.

         Example 3: Same assumed facts as in Example 2, except assume that
         ---------                           ---------
Lessor has terminated this Lease as it applies to Leased Property X. Tenant would be entitled to renew this Lease with respect to all of the Leased Properties in the Renewal Group that formerly included Leased Property X, without being obligated to renew this Lease as to Leased Property X. Due to the termination of this Lease as it applies to Leased Property X, the aforesaid Renewal Group no longer includes Leased Property X, and Tenant is entitled to renew this Lease as to all of the Renewal Group as to which this Lease remains in effect.

         Example 4: Same assumed facts as in Examples 1, 2, and 3, except that,
         ---------                           ----------  -      -
in each case, assume that the applicable Section 16.10.1 Number is 1. Tenant would not be entitled to renew this Lease as to any Renewal Group included in this Lease, as the condition referenced in Section 19.1(b) would not be met in
                                           ---------------
each of such Examples.

         Example 5: Same assumed facts as in Example 3, except assume that the
         ---------                           ---------
Section 16.10.1 Number applicable to this Lease is 2 and that a Section 16.1(m)
                                                                ---------------
Event of Default has occurred and is continuing with respect to Master Lease Leased Property Y included in a Separate Lease as to which this Lease is a
Section 16.10.3 Lease and as to which Sections 16.10.3(a) and (b) are
                                      -------------------      -
applicable. Tenant would not be entitled to renew this Lease as to any Renewal Group included in this Lease. The aforesaid Section 16.1(m) Event of Default
                                            ---------------
under such Separate Lease relative to Master Lease Leased Property Y would count as a Section 16.1(m) Event of Default under this Lease the same as if Master
     ---------------
Lease Leased Property Y was included in this Lease, and, after aggregating such
Section 16.1(m) Event of Default relative to Master Lease Leased Property Y with
---------------
the Section 16.1(m) Event of Default relative to Leased Property X, the
    ---------------
condition referenced in Section 19.1(b) would not be met.
                        ---------------

         Section 19.2 Renewal Terms. During each Extended Term, all of the terms
                      -------------
and conditions of this Lease shall continue in full force and effect, subject, however, to the following provisions. In the first Extended Term, Base Rent, Current Rent and Accrued Rent shall be calculated using the method applicable during the last year of the Fixed Term. In the case of each Extended Term after the first Extended Term, if the portion of Base Rent applicable to the applicable Renewal Group (based upon the aggregate Transfer Property Percentages for the Leased Properties in such Renewal Group) for the first year of any such Extended Term is less than Fair Market Rental of such Renewal Group (as determined in accordance with this Section 19.2 and Section 19.3 hereof), then Base Rent and
                     ------------     ------------
Current Rent for such year for such Renewal Group shall each be an amount equal to such Fair Market Rental. If Base Rent and Current Rent for such first year of any such Extended Term for such Renewal Group are based upon Fair Market Rental as determined pursuant to this Section 19.2 and Section 19.3 hereof, the Base
                               ------------     ------------
Rent and Current Rent in the remaining years of such Extended Term and any subsequent Extended Terms for such Renewal Group (subject, however, to the re-application of this Section to the first year and subsequent years of any subsequent Extended Term) shall be escalated as is determined and required by the terms of the Fair Market Rental determination for such Renewal Group.

         Section 19.3 Fair Market Rental Determination. At any time within
                      --------------------------------
thirty (30) days after receipt from Tenant of a notice of renewal under Section
                                                                        -------
19.1 hereof (other than a notice of renewal for the first Extended Term), Lessor
----
may, by written notice to Tenant, request that Fair Market Rental of the applicable Renewal Group, and Fair Market Rental of each Leased Property within such Renewal Group, be determined by appraisal under the procedures of Article
                                                                       -------
XXXV hereof and in such event such Fair Market Rentals shall be so determined in
----
accordance with the procedures of such Article XXXV. Lessor's failure to deliver
                                       ------------
such notice to Tenant within thirty (30) days after receiving Tenant's notice of renewal shall preclude Lessor from any claim that Base Rent for the first year of the Extended Term to which such notice of renewal relates for the applicable Renewal Group is less than Fair Market Rental of such Renewal Group, and thereafter Base Rent and Current Rent for such Renewal Group for such Extended Term (but only for that particular Extended Term) shall be determined as set forth in the definitions of "Base Rent" and "Current Rent" set forth in Section
                                                                        -------
2.1 hereof, without any application of Section 19.2. If Lessor has timely
---                                    ------------
delivered such notice to Tenant, and thereafter Fair Market Rental of the applicable Renewal Group is determined under Article XXXV hereof, the
                                             ------------
determination of whether such appraised Fair Market Rental is higher than Base Rent applicable to the applicable Renewal Group shall be made by Lessor, in its sole and exclusive discretion, which determination shall be binding on Lessor and Tenant and not subject to further review.

         Section 19.4 Extended Period New Lease. If Base Rent and Current Rent
                      -------------------------
for a Renewal Group for the first year of any Extended Term after the first Extended Term are based upon Fair Market Rental as determined pursuant to
Section 19.2 and Section 19.3 hereof, then effective as of the first day of such
------------     ------------
Extended Term, such Renewal Group shall be transferred from this Lease to a New Lease entered into pursuant to, and otherwise in compliance with, the terms and conditions of Section 40.15 hereof and this Lease shall be amended as set forth
              -------------
in such Section 40.15. Such New Lease shall include therein an Exhibit C that
        -------------                                          ---------
allocates the aggregate Base Rent and Current Rent payable thereunder to the individual Leased Properties covered by such New Lease, and assigns Transferred Property Percentages to such Leased Properties, in a manner that is consistent with the respective Fair Market Rentals of such Leased Properties as determined pursuant to Section 19.2 and Section 19.3 hereof.
            ------------     ------------

         Section 19.5 Revocation of Renewal Option Exercise. In the event (a)
                      -------------------------------------
Tenant exercises a renewal option relative to a Renewal Group in accordance with
Section 19.1 above, (b) such renewal option relates to an Extended Term for such
------------
Renewal Group other than the
first Extended Term applicable to such Renewal Group, and (c) Lessor, in accordance with Section 19.3 above, requests that Fair Market Rental of the
                ------------
applicable Renewal Group, and Fair Market Rental of each Leased Property within such Renewal Group, be determined by appraisal under the procedures of Article
                                                                       -------
XXXV hereof, Tenant may revoke its aforesaid exercise, provided and on the
----
condition that, whether or not the Fair Market Rental determinations referenced in subsection (c) above have been completed, Tenant must notify Lessor of its revocation of its aforesaid exercise not less than one (1) year prior to the termination of the then current Term applicable to such Renewal Group; provided,
                                                                       --------
however, if Tenant gives its written renewal notice to Lessor in accordance with
-------
Section 19.1 above on or before the date which is seventeen (17) months prior to
------------
the termination of the then current Term applicable to such Renewal Group, then Tenant shall have until the earlier of (i) nine (9) months prior to the termination of the then current Term applicable to such Renewal Group and
(ii) fifteen (15) days after the date upon which the Fair Market Rental determinations referenced in subsection (c) above have been completed to notify Lessor of its revocation. In the event Tenant so revokes its aforesaid exercise relative to a Renewal Group, Tenant's remaining renewal option(s) relative to such Renewal Group shall be deemed to have been irrevocably waived and terminated.

                                   ARTICLE XX

         Section 20.1 Holding Over. If Tenant shall for any reason remain in
                      ------------
possession of any Leased Property after the expiration of the Term or earlier termination of the Term (other than solely due to Lessor's failure, on or prior to (a) the ninetieth (90th) day preceding the expiration of the Term as to such Leased Property or (b) if this Lease is terminated prior to such expiration due to Lessor's default, the earlier termination of the Term as to such Leased Property, to have notified Tenant that Lessor has procured a Qualified Successor for such Leased Property), such possession shall, at the option of Lessor in its sole discretion as to each such Leased Property, be as a month-to-month tenant during which time Tenant shall pay as rental each month (which rental constitutes liquidated damages with respect to Rent, and not a penalty for the period to which it relates), one and one-half times the aggregate of (i) one-twelfth of the aggregate annual amounts of Current Rent and Accrued Rent payable as of the end of the preceding Term and, in the case of a month-to-month tenancy as to less than all of the Leased Properties, allocable to the Leased Property(ies) in question in accordance with Section 16.9 hereof; (ii) all
                                             ------------
Additional Charges accruing during the month and (iii) all other sums, if any, payable by Tenant pursuant to the provisions of this Lease with respect to the Leased Property(ies) in question. During such period of month-to-month tenancy, Tenant shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease with respect to the Leased Property(ies) in question, but shall have no rights hereunder other than the right, to the extent given by law to month-to-month tenancies to continue its occupancy and use of the applicable Leased Property. Subject to Section 40.3, nothing contained herein
                                       ------------
shall constitute the consent, express or implied, of Lessor to the holding over of Tenant after the expiration or earlier termination of this Lease.

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                                  ARTICLE XXI

         Section 21.1 Subordination. This Lease and all rights of Tenant
                      -------------
hereunder are subject and subordinate to all Facility Mortgages and all Superior Leases which may now or hereafter affect Lessor's interest in the applicable Leased Property and any interest of any Superior Lessor (all such leases and mortgages, collectively, the "Superior Mortgages"), and to all renewals,
                              ------------------
modifications, consolidations, replacements and extensions of the Superior Mortgages, provided, however, that, in the case of any Superior Mortgages (other
           --------  -------
than the Existing Ground Leases), Tenant's aforesaid subordination shall be conditioned on Tenant's receipt of a so-called "non-disturbance" agreement in favor of Tenant from any such Superior Lessor (other than the Superior Lessors under the Existing Ground Leases) or Superior Mortgagee (defined below) on such Superior Lessor's or Superior Mortgagee's commercially reasonable standard form. This Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant agrees to execute and deliver promptly any commercially reasonable form of instrument (in recordable form, if requested) that Lessor, any Superior Lessor or the holder of any Superior Mortgage (a "Superior Mortgagee") may request to evidence such
                          ------------------
subordination. Lessor shall use its reasonable efforts to obtain from each currently existing Facility Mortgagee a so-called "non-disturbance" agreement in favor of Tenant on such Facility Mortgagee's standard form.

         Section 21.2 Attornment. If the interests of Lessor under this Lease
                      ----------
are transferred by reason of, or assigned in lieu of, foreclosure or other proceedings for enforcement of any such Superior Mortgage, or if any Superior Lease shall be terminated then Tenant shall, at the option of such purchaser, assignee or any Superior Lessor, as the case may be, (x) attorn to such party and perform for its benefit all the terms, covenants and conditions of this Lease on Tenant's part to be performed with the same force and effect as if such party were the landlord originally named in this Lease, or (y) enter into a New Lease with such party, as landlord, pursuant to Section 40.15 hereof for the
                                                -------------
remaining Term and otherwise on the same terms and conditions of this Lease except that such successor landlord shall not be (i) liable for any previous act, omission or negligence of Lessor under this Lease; (ii) subject to any counterclaim, defense or offset which theretofore shall have accrued to Tenant against Lessor; (iii) bound by any previous modification or amendment of this Lease or by any previous prepayment of more than one month's rent, unless such modification, amendment or prepayment shall have been approved in writing by the Superior Lessor or the Superior Mortgagee through or by reason of which such successor landlord shall have succeeded to the rights of Lessor under this Lease or, in case of any such prepayment, such prepayment of rent has actually been delivered to such successor landlord; or (iv) liable for any security deposited pursuant to this Lease unless such security has actually been delivered to such successor landlord. Nothing contained in this Section shall be construed to impair any right otherwise exercisable by any such owner, holder or lessee.

         Section 21.3 Mortgagee Cure Rights. If any act or omission by Lessor
                      ---------------------
would give Tenant the right, immediately or after lapse of time, to cancel or terminate this Lease or to claim a partial or total eviction, or abatement of rent, setoff or counterclaim not otherwise expressly permitted by the terms of this Lease, Tenant will not exercise any such right until (i) it has given written notice of such act or omission to each Superior Mortgagee whose name and address shall have previously been furnished to Tenant, by delivering notice of such act or omission addressed to each such party at its last address so furnished, (ii) Lessor shall have failed to cure the same within the time limits set forth in this Lease, and (iii) following the giving of such notice, no Superior Mortgagee and no Superior Lessor shall have remedied such act or omission (x) in the case of an act or omission which is capable of being remedied without possession of this Leased Property, within the cure period available to Lessor under this Lease plus sixty (60) days and (y) in the case of any act or omission which is incapable of being remedied without possession of the applicable Leased Property, within sixty (60) days following the date on which possession is obtained (either by such Superior Mortgagee or Superior Lessor or by a receiver in an action commenced by such Superior Mortgagee or Superior Lessor), provided a Superior Mortgagee or Superior Lessor has promptly
                  --------
commenced action to obtain possession and shall diligently pursue such action to completion and provided further that such Superior Mortgagee or Superior Lessor shall, with reasonable diligence, give Tenant notice of its intention to, and commence and continue to, remedy such act or omission or cause the same to be remedied.

         Section 21.4 Modifications. Tenant shall execute any modification of
                      -------------
this Lease requested by any Superior Mortgagee or prospective Superior Mortgagee to cause the terms of this Lease to conform with customary and reasonable mortgage financing requirements, provided that such modifications (i) do not materially adversely increase the obligations of Tenant hereunder or materially diminish Tenant's rights under this Lease or materially impair the right of a Leasehold Mortgagee, (ii) do not increase Rent payable hereunder, and (iii) are requested by any such Superior Mortgagee or prospective Superior Mortgagee only at the time of its initial loan advance or any subsequent extension of the maturity date of its loan or material modification of the terms of its loan. Tenant will not unreasonably withhold, delay or condition its consent to such modification, provided subsections (i), (ii) and (iii) above are complied with.

         Section 21.5      Existing Ground Leases.
                           ----------------------

         Section 21.5.1 Tenant shall, at its own cost and expense, fully observe, perform and comply with all of the obligations of Lessor, as lessee, under all Existing Ground Leases, if any, including, without limitation, all obligations relating to use of the Leased Properties, payment of ground rents, taxes, assessments and utility charges, maintenance and alterations of the Leased Properties and assignment and subletting. Tenant shall not cause, or permit its respective agents, employees, contractors, invitees, subtenants, licensees, concessionaires or assigns (whether or not permitted hereunder) to cause, whether by act or omission, any breach of, default under or termination of any Existing Ground Lease. Notwithstanding anything to the contrary contained in Section 16.1 or elsewhere in this Lease, an Event of Default shall be deemed
   ------------
to have occurred under this Lease on account of Tenant's breach of this Section
                                                                        -------
21.5.1, when, and only if, (i) Tenant's breach of this Section 21.5.1 also
------                                                 --------------
results in a breach or default of an obligation under an Existing Ground Lease and (ii) such Existing Ground Lease breach or default is not cured by Tenant on or prior to the expiration of the cure period, if any, applicable to such breach or default by the terms of such Existing Ground Lease (or such longer cure period as may be expressly authorized by an order of a court of competent jurisdiction), and (iii) if the Existing Ground Lease breach or default

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

referenced in subsection (i) above is a non-monetary, non-material breach or default of the Existing Ground Lease, on account of such Existing Ground Lease breach or default, such Existing Ground Lease is at material risk of being terminated or has been terminated. Lessor agrees that, in the event Lessor receives any written notice of default from the ground lessor under any Existing Ground Lease, Lessor shall promptly forward a copy thereof to Tenant, and, in the event Lessor's Management Group obtains actual knowledge (as opposed to, and not including, constructive, imputed, assumed or other knowledge, and without any obligation to investigate or otherwise make inquiry) of any breach or default by the ground lessee under any Existing Ground Lease, then, unless Lessor's Management Group has the aforesaid actual knowledge that Tenant already has knowledge of such breach or default, Lessor shall promptly notify Tenant in writing of such breach or default. Lessor further agrees that Lessor shall timely exercise any options to renew or extend contained in the Existing Ground Leases, as and to the extent necessary from time to time so that each Existing Ground Lease shall not expire prior to the expiration or termination of this Lease as it applies to the Leased Property affected by such Existing Ground Lease (including any Extended Terms applicable to such Leased Property). Tenant agrees that, if Lessor, at its option, elects to cure an Event of Default under this Section 21.5.1, such cure shall not excuse Tenant from, or be deemed a cure
     --------------
of, such Event of Default, nor shall Tenant's reimbursement to Lessor of any costs and expenses incurred by Lessor in affecting any such cure be deemed a cure of any such Event of Default, provided, however, that, notwithstanding the
                                   --------  -------
foregoing, even after the occurrence of such an Event of Default by Tenant and/or Lessor's cure thereof, Lessor agrees to accept Tenant's cure thereof, or reimbursement of Lessor's costs and expenses to effect such cure, provided, and on the condition, that Lessor has not, prior thereto, terminated this Lease as it affects the Leased Property to which such Existing Ground Lease relates or dispossessed Tenant from such Leased Property. Nothing contained in this Section
                                                                         -------
21.5 shall limit or impair Lessor's indemnification rights under Section 24.1
----                                                             ------------
below.

         Section 21.5.2 If (a) an Existing Ground Lease breach or default of the
         --------------
nature described in Section 21.5.1(i) above occurs, and (b) in the case of a
                    -----------------
non-monetary, non-material Existing Ground Lease breach or default, on account thereof, if the same is not cured, the condition referenced in Section
                                                               -------
21.5.1(iii) above would, or is likely to, be satisfied, Tenant agrees that,
------
notwithstanding anything to the contrary contained in Section 17.1 above or
                                                      ------------
elsewhere in this Lease, Lessor may, but shall not be obligated to, in its discretion and regardless of whether Tenant is proceeding to cure, or attempting to cure, the Existing Ground Lease breach or default referenced in Section
                                                                   -------
21.5.1(i) above or whether the cure period referenced in Section 21.5.1(ii)
------                                                   --------------
above has expired or is likely to expire before completion of necessary cure efforts, take such actions as it deems necessary or appropriate to attempt to cure such Existing Ground Lease breach or default, provided, however, that, if
                                                   --------  -------
the breach or default referenced in subsection (a) above has applicable thereto, by the express terms of the applicable Existing Ground Lease, a stated period to cure the same, Lessor agrees not to commence to cure such breach or default unless and until one-half (1/2) of the aforesaid stated cure period has elapsed. If Lessor so proceeds to attempt to cure any such Existing Ground Lease breach or default, Tenant agrees, within fifteen (15) days following receipt of a written demand therefor and reasonable supporting documentation, to reimburse Lessor for the reasonable amount of all costs and expenses incurred by Lessor in curing, or attempting to cure, any such Existing Ground Lease breach or default.

                                  ARTICLE XXII

     Section 22.1 Notice to Lessor. If Tenant shall mortgage Tenant's
                  ----------------
interest in one or more Leased Properties to a Lending Institution in accordance with the terms of this Lease, and if the holder of the Leasehold Mortgage shall provide Lessor with a true copy of the Leasehold Mortgage and the name and address of the Leasehold Mortgagee (as hereinafter defined) and Lessor shall approve the Leasehold Mortgage, Lessor and Tenant agree that the provisions of this Section shall apply in respect to such Leasehold Mortgage. Lessor has heretofore approved the Leasehold Mortgages dated April 20, 2001 securing the Tenant Senior Secured Notes and the Exit Financing, provided that such approval shall not constitute an agreement by Lessor to be bound by the terms of any such Leasehold Mortgage. In the event of any assignment of a Leasehold Mortgage or in the event of a change of address of a Leasehold Mortgagee or of an assignee of a Leasehold Mortgage, notice of the new name and address shall be provided to Lessor and any Facility Mortgagee(s) (provided that Lessor has notified Tenant (and any Leasehold Mortgagee(s) of which Lessor has been provided the name(s) and address(es)) of the name(s) and address(es) of any such Facility Mortgagee(s)).

     Section 22.2 Definitions.
                  -----------
         (a) The term "Leasehold Mortgage" as used in this Section shall include a mortgage, a deed of trust, a deed to secure debt, or other security instrument by which Tenant's leasehold estate is mortgaged or otherwise transferred, to secure a debt. "Leasehold Mortgage" shall be deemed to refer to all of the Leasehold Mortgages delivered to secure a debt.

         (b) The term "Leasehold Mortgagee" as used in this Section shall refer to any and all holders of a Leasehold Mortgage approved by Lessor pursuant to the terms hereof. Lessor hereby approves of JP Morgan Chase Bank (formerly The Chase Manhattan Bank, successor-by-merger to Morgan Guaranty Trust Company of New York), as collateral agent, as the initial Leasehold Mortgagee, and any agent for any credit facilities secured by Tenant's leasehold interest hereunder that are entered into by Tenant as part of the Bankruptcy Plan.

     Section 22.3 Consent of Leasehold Mortgagee Required. No cancellation
                  ---------------------------------------
or surrender (other than a termination following the occurrence of an Event of Default) and no amendment to or modification of, this Lease shall be effective as to the Leasehold Mortgagee without the prior written consent of such Leasehold Mortgagee, unless an amendment or modification is not reasonably likely to result in a material adverse effect on the rights of the Leasehold Mortgagee, the lien of the Leasehold Mortgages, or the value of the leasehold interest demised hereunder.

     Section 22.4 Default Notice. Lessor, upon providing Tenant any notice
                  --------------
of: (a) default under this Lease or (b) a termination of this Lease, in whole or in part, shall at the same time provide a copy of such notice to the Leasehold Mortgagee. From and after the time such notice has been given to a Leasehold Mortgagee, the Leasehold Mortgagee shall have the same period, after the giving of such notice upon it, for remedying any default or acts or omissions which are the subject matter of such notice or causing the same to be remedied, as is given Tenant after the giving of such notice to Tenant, plus (i) except if subsection (ii) below is

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

applicable, thirty (30) days to remedy, commence to remedy or cause to be remedied the defaults or acts or omissions which are the subject matter of such notice specified in any such notice, provided that such defaults are capable of being cured by the Leasehold Mortgagee or on behalf of the Leasehold Mortgagee, or (ii) fifteen (15) days to remedy any Rent defaults which are the subject matter of such notice specified in any such notice. Lessor shall accept such performance by or at the instigation of the Leasehold Mortgagee as if the same had been done by Tenant. Tenant authorizes each Leasehold Mortgagee to take any such action at the Leasehold Mortgagee's option and does hereby authorize entry upon the Leased Properties by the Leasehold Mortgagee for such purpose. If Leasehold Mortgagee has failed to cure Tenant's default within the above-mentioned time period, Lessor may exercise its rights and remedies specified in Sections 16.2, 16.3 and 17.1.
             -------------  ----     ----

     Section 22.5 Procedure for Foreclosure on Default.
                  ------------------------------------

         (a) If the Leasehold Mortgagee has commenced taking steps to acquire or sell Tenant's interest in this Lease by foreclosure of the Leasehold Mortgage or other appropriate means, the Leasehold Mortgagee shall provide notice of the same to Lessor and any Facility Mortgagee(s) and shall prosecute the same to completion with due diligence.

         (b) Following Lessor's receipt of such notice and so long as the Leasehold Mortgagee continues to prosecute to completion with due diligence such foreclosure or other means of acquiring or selling Tenant's interest in this Lease, and provided that the Leasehold Mortgagee complies with its obligations under subsection (c) below, this Lease shall not then terminate, and the time for completion by such Leasehold Mortgagee of its proceedings shall continue so long as such Leasehold Mortgagee is enjoined or stayed and thereafter for so long as such Leasehold Mortgagee proceeds to complete steps to acquire or sell Tenant's interest in this Lease by foreclosure of the Leasehold Mortgage or by other appropriate means with reasonable diligence and continuity. Nothing in this Section 22.5, however, shall be construed to extend this Lease beyond the
     ------------
original term thereof, as extended by any options to extend the term of this Lease properly exercised by Tenant or a Leasehold Mortgagee in accordance with
Article XIX, nor to require a Leasehold Mortgagee to continue such foreclosure
-----------
proceedings after the default by Tenant has been cured. If the default by Tenant shall be cured and the Leasehold Mortgagee shall discontinue such foreclosure proceedings, this Lease shall continue in full force and effect as if Tenant had not defaulted under the Lease.

         (c) In addition, during such period, the Leasehold Mortgagee shall pay or cause to be paid the rent, additional rent and other monetary obligations of Tenant under this Lease as the same become due, and continue its good faith efforts to perform, or cause to be performed, all of Tenant's other obligations under this Lease.

     Section 22.6 Assignment or Transfer in Lieu of Foreclosure.
                  ---------------------------------------------

         (a) For the purposes of this Section 22.6, the making of a Leasehold
                                      ------------
Mortgage shall not be deemed to constitute an assignment or transfer of this Lease or of the leasehold estate hereby created, nor shall any Leasehold Mortgagee, as such, be deemed to be an assignee or transferee of this Lease or of the leasehold estate hereby created so as to require the Leasehold Mortgagee, as such, to assume the performance of any of the terms, covenants

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

or conditions on the part of Tenant to be performed hereunder, but the purchaser at any sale of this Lease and of the leasehold estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage, or the assignee or transferee of this Lease and of the leasehold estate hereby created under any instrument of assignment or transfer in lieu of the foreclosure of any Leasehold Mortgage, shall be deemed to be an assignee or transferee within the meaning of this Section 22.6, and shall be deemed to have agreed to perform all of the
     ------------
terms, covenants and conditions on the part of Tenant to be performed hereunder from and after the date of such purchase and assignment.

          (b) Prior to any such purchase or assignment pursuant to a foreclosure or similar proceeding, or any transaction in lieu thereof, the Leasehold Mortgagee shall notify Lessor of the proposed transferee and obtain Lessor's written consent to such purchase or assignment. Subject to any state or other governmental requirements, Lessor shall not unreasonably withhold, condition or delay its consent to any sale or assignment, provided that (a) the purchaser or assignee (1) shall be a creditworthy entity with sufficient financial stability to satisfy its financial obligations under the Lease, (2) shall have not less than four years experience in operating health care facilities for the purpose of the applicable Facility's Primary Intended Use, (3) has a favorable business and operational reputation and character and (4) shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Tenant to be performed hereunder from and after the date of such purchase and assignment and (b) an original counterpart of each such purchase and sale agreement or instrument of assignment or transfer in lieu of foreclosure of any Leasehold Mortgage, duly executed by Tenant and such purchaser or assignee, as the case may be, in the form and substance satisfactory to Lessor, shall be delivered promptly to Lessor. Lessor's obligation to consent to a sale or assignment is subject to any reasonable approval rights of any Facility Mortgagee.

          (c) (i) In the event of any dispute between Lessor and any Leasehold Mortgagee or Tenant regarding whether Lessor has unreasonably withheld, conditioned or delayed its consent to any sale or assignment in violation of
Section 22.6(b) or whether the other requirements of Section 22.6(b) have been
---------------                                      ---------------
satisfied (the questions of whether Lessor has so violated Section 22.6(b)
                                                           ---------------
and/or whether the aforesaid other requirements of Section 22.6(b) have been
                                                   ---------------
satisfied are herein referred to collectively as the "Arbitration Question"), as
                                                      --------------------
their sole remedy on account of any such dispute, Lessor may initiate an arbitration under this Section 22.6(c) by written notice to Tenant and such
                       ---------------
Leasehold Mortgagee, or such Leasehold Mortgagee or Tenant may initiate an arbitration under this Section 22.6(c) by written notice to Lessor, in each case
                       ---------------
to decide the Arbitration Question.

          (ii) In such event, within ten (10) days following the issuance of any such arbitration initiation notice, each of Lessor and such Leasehold Mortgagee (for itself and Tenant) shall appoint a Qualified Arbitrator (as defined below), and, within seven (7) days following the appointment of such two (2) Qualified Arbitrators, such two (2) Qualified Arbitrators shall appoint a third Qualified Arbitrator. If either Lessor or such Leasehold Mortgagee (for itself and Tenant) shall fail to appoint a Qualified Arbitrator within the aforesaid ten (10) day period, the Qualified Arbitrator appointed by the other shall alone proceed to determine the Arbitration Question. If the two (2) Qualified Arbitrators appointed by Lessor and such Leasehold Mortgagee (for itself and Tenant) are unable to agree within the aforesaid seven (7) day period upon a third Qualified Arbitrator, then either Lessor or such Leasehold Mortgagee (for itself and Tenant), upon written notice to the other, may apply for such appointment to the American Arbitration Association in New York City (or any organization successor thereto) in accordance with the rules then prevailing of the American Arbitration Association (or such successor organization) and, if the American Arbitration Association (or such successor organization) shall fail to appoint said third Qualified Arbitrator within fifteen (15) days after such request is made, then either Lessor or such Leasehold Mortgagee (for itself and Tenant) may apply, on notice to the other to the Supreme Court, New York County (or any other court in New York City having jurisdiction) for the appointment of such third Qualified Arbitrator.

          (iii) The three (3) Qualified Arbitrators that are so appointed (or the single Qualified Arbitrator appointed by Lessor or such Leasehold Mortgagee (for itself and Tenant) in the limited circumstance referenced above) shall decide the Arbitration Question within fifteen (15) days following their or his appointment.

          (iv) Each of Lessor and such Leasehold Mortgagee (for itself and Tenant) shall be entitled to present evidence and arguments to the arbitrator(s). If either Lessor or such Leasehold Mortgagee (for itself and Tenant) submits one or more affidavits as part of its submission, the submitting party agrees, if requested by the other party, to produce such affiants for cross-examination under oath on the record at the hearings before the arbitrator(s). There shall be no pre-hearing discovery of any sort, unless specifically ordered by the arbitrator(s) upon a finding that such discovery is essential to the decision-making process. The parties to the arbitration shall conduct the arbitration in a cooperative spirit, in good faith, and in a manner designed to achieve expedition and economy.

          (v) The determination of the Arbitration Question by the three (3) Qualified Arbitrator(s) (or the single Qualified Arbitrator acting alone as above provided) shall be conclusive upon Lessor, such Leasehold Mortgagee and Tenant and a final, unappealable judgment rendered by such arbitrator(s) relative to the Arbitration Question may be entered in any court having appropriate jurisdiction. The arbitrator or arbitrators, as the case may be, shall be required to give written notice to Lessor, such Leasehold Mortgagee and Tenant stating his or their determination relative to the Arbitration Question, and shall furnish to each of Lessor, such Leasehold Mortgagee and Tenant a signed copy of such determination.

          (vi) Each of Lessor and such Leasehold Mortgagee (for itself and Tenant) shall pay its own counsel fees and the witness fees and similar expenses of preparing for its presentation of evidence and arguments at the arbitration hearing(s) and of making such presentation. Lessor and such Leasehold Mortgagee (for itself and Tenant) shall equally share any fees payable to the arbitrator(s), provided, however, that the three (3) Qualified Arbitrators (or
               --------  -------
the single Qualified Arbitrator acting alone as above provided) shall have the authority to award costs to the prevailing party in the arbitration if such arbitrator(s) finds that the non-prevailing party acted in bad faith in connection with any arbitration hereunder.

          (vii) As used in this subsection (c), the term "Qualified Arbitrator" means a person or entity that is neither an Affiliate of Lessor, such Leasehold Mortgagee or Tenant nor interested in any financial manner in the outcome of the Arbitration Question or in Lessor, Tenant or any Leasehold Mortgagee and has at least ten (10) years experience as an owner or operator of nursing centers or hospitals or as a senior executive officer and/or director of the American Health Care Association and/or the Federation of American Health Systems or any successor organizations thereto or as a senior executive officer of a publicly traded healthcare real estate investment trust.

     Section 22.7 Separate Lease. In the event of any termination of this Lease,
                  --------------
in whole or in part, Lessor agrees to enter into a new lease ("Separate Lease")
                                                               --------------
of the Leased Property(ies) in question with the Leasehold Mortgagee or its designee for the remainder of the term of this Lease, effective as of the date of termination, at the rent and additional rent, and upon the terms, covenants and conditions (including all options to renew but excluding requirements which are not applicable or which have already been fulfilled) identical to this Lease, provided:

          (a) The Leasehold Mortgagee shall make written request upon Lessor for such Separate Lease within sixty (60) days after the date the Leasehold Mortgagee receives Lessor's notice of termination of this Lease given pursuant to Section 22.4.
   ------------

          (b) At the time of the execution and delivery of such Separate Lease, the Leasehold Mortgagee or its designee shall pay or cause to be paid to Lessor any and all sums which would at the time of execution and delivery thereof be due pursuant to this Lease but for such termination and, in addition thereto, all reasonable expenses, including reasonable attorneys' fees, which Lessor shall have incurred by reason of such termination and the execution and delivery of the Separate Lease and which have not otherwise been received by Lessor from Tenant or other party in interest under Tenant. Upon the execution of such Separate Lease, Lessor shall allow to the tenant named therein as an offset against the sums otherwise due under this Section 22.7(b) or under the
                                                 ---------------
Separate Lease, an amount equal to the net income derived by Lessor from the Leased Properties during the period from the date of termination of this Lease to the date of the beginning of the lease term of such Separate Lease. In the event of a controversy as to the amount to be paid to Lessor pursuant to this
Section 22.7(b), the payment obligation shall be satisfied if Lessor shall be
---------------
paid the amount not in controversy, and the Leasehold Mortgagee or its designee shall agree to pay any additional sum ultimately determined to be due plus interest at the Overdue Rate and such obligation shall be adequately secured.

          (c) Such Separate Lease shall be deemed to be a New Lease and the provisions of Section 40.15 shall apply.
              -------------

          (d) The Leasehold Mortgagee or its designee shall agree to remedy any of Tenant's defaults of which said Leasehold Mortgagee was notified by Lessor's notice of termination given pursuant to Section 22.4 and which are
                                                 ------------
reasonably susceptible of being so cured by Leasehold Mortgagee or its designee.

          (e) The tenant under such Separate Lease shall have the same right, title and interest in and to the Leased Properties to which such Separate Lease relates and the buildings and improvements thereon as Tenant had under this Lease.

          (f) The tenant under any such Separate Lease shall be liable to perform the obligations imposed on Tenant by such Separate Lease only during the period such tenant under such Separate Lease has ownership of such leasehold estate.

          (g) Notwithstanding anything to the contrary contained in this Section
                                                                         -------
22.7, in connection with obtaining a New Lease with respect to a particular
----
Leased Property as provided herein and in Section 40.15, (i) if, prior to the
                                          -------------
effective date of any such New Lease, Lessor has exercised its right to collect amounts from Tenant with respect to such Leased Property pursuant to Section
                                                                     -------
16.3(A)(ii) hereof, in order to cure existing monetary defaults relative to such
-----------
Leased Property, Leasehold Mortgagee or its designee shall not be obligated to pay to Lessor any amount on account of the net present value of any Rent allocable to such Leased Property for the period from and after the effective date of such New Lease, but instead shall pay such Rent for such period at the time and in the manner set forth in such New Lease and consistent with Article
                                                                       -------
III hereof; (ii) Leasehold Mortgagee or its designee shall not be required to
---
cure any non-monetary defaults by Tenant that are not reasonably susceptible of being cured by Leasehold Mortgagee or its designee; and (iii) notwithstanding clause (iv) of the definition of "Refinancing Transaction," although Leasehold Mortgagee or its designee shall be obligated to assume Tenant's liability for all Unpaid Accrued Rent allocable to the applicable Leased Property as part of such New Lease, such Unpaid Accrued Rent, including any Unpaid Accrued Rent accruing after the effective date of such New Lease, shall not be due and payable until a Refinancing Transaction occurs under clause (i), (ii) or (iii) of the definition of "Refinancing Transaction."

     Section 22.8 Separate Lease Properties. If more than one Leasehold
                  -------------------------
Mortgagee shall request a Separate Lease pursuant to Section 22.7(a) as to the
                                                     ---------------
same Leased Property(ies), Lessor shall enter into such Separate Lease with the Leasehold Mortgagee whose mortgage is prior in lien, or with the designee of the Leasehold Mortgagee. Lessor, without liability to Tenant or any Leasehold Mortgagee with an adverse claim, may rely upon a mortgagee title insurance policy or policies issued by a responsible title insurance company as the basis for determining the appropriate Leasehold Mortgagee who is entitled to such Separate Lease.

     Section 22.9 Legal Proceedings. Lessor shall give each Leasehold Mortgagee
                  -----------------
prompt notice of any legal proceedings between Lessor and Tenant involving obligations under this Lease. Each Leasehold Mortgagee shall have the right to intervene in any such proceedings and be made a party to such proceedings, and the parties hereto do hereby consent to such intervention. In the event that any Leasehold Mortgagee shall not elect to intervene or become a party to any such proceedings, Lessor shall give the Leasehold Mortgagee notice of, and a copy of any decision made in, any such proceedings, which shall be binding on all Leasehold Mortgagees not intervening after receipt of notice of such proceedings.

     Section 22.10 Future Amendments. In the event on any occasions hereafter
                   -----------------
Tenant seeks to mortgage the leasehold estate created hereby, Lessor agrees to amend this Lease from

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

time to time to the extent reasonably requested by a Lending
Institution proposing to make Tenant a loan secured by a first lien upon Tenant's leasehold estate, provided that such proposed amendments do not adversely affect the rights of Lessor or its interest in the Leased Properties. All reasonable expenses incurred by Lessor in connection with any such amendment shall be paid by Tenant.

     Section 22.11 Estoppel Certificate. Lessor and Tenant shall, without
                   --------------------
charge, at any time and from time to time hereafter, within ten (10) days after written request of the other party to do so, certify by written instrument duly executed and acknowledged to any mortgagee or purchaser, or proposed Leasehold Mortgagee or Superior Mortgagee or proposed purchaser, or any other person, firm or corporation specified in such request: (a) as to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment; (b) as to the validity and force and effect of this Lease; (c) as to the existence of any Event of Default hereunder; (d) as to the existence of any offsets, counterclaims or defenses hereto on the part of either party; (e) as to the commencement and expiration dates of the Term of this Lease; and (f) as to any other matters as may be reasonably so requested. Any such certificate may be relied upon by the other party and any other person, firm or corporation to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the party so certifying.

     Section 22.12 Notices. Notices from Lessor to the Leasehold Mortgagee shall
                   -------
be mailed to the address furnished Lessor pursuant to Section 22.1 and those
                                                      ------------
from the Leasehold Mortgagee to Lessor shall be mailed to the address designated pursuant to the provisions of Section 34.1 hereof. Such notices, demands and
                              ------------
requests shall be given in the manner described in Section 34.1 and shall in all
                                                   ------------
respects be governed by the provisions of that section.

     Section 22.13 Erroneous Payments. No payment made to Lessor by a Leasehold
                   ------------------
Mortgagee shall constitute agreement that such payment was, in fact, due under the terms of this Lease; and a Leasehold Mortgagee having made any payment to Lessor pursuant to Lessor's wrongful, improper or mistaken notice or demand shall be entitled to the return of any such payment or portion thereof provided such Leasehold Mortgagee shall have made demand therefor not later than one year after the date of its payment.

     Section 22.14 Exercise by Leasehold Mortgagee of Remedies Against One or
                   ----------------------------------------------------------
More Leased Properties. Lessor acknowledges that each of the Leased Properties
----------------------
is covered, and may in the future be covered, by a separate Leasehold Mortgage and that, due to the fact that the applicable law of each jurisdiction differs as to the procedures (including, without limitation, the periods for notices of sale to be published) for the exercise by a Leasehold Mortgagee of remedies under a Leasehold Mortgage and that certain of the Leasehold Mortgages may be of Leased Properties located in jurisdictions that are subject to anti-deficiency judgment, election of remedies and/or one-form-of-action statutes making it advisable for a Leasehold Mortgagee to exercise remedies with respect to such Leased Properties in a certain order, the Leasehold Mortgagee may be required under applicable law to, or due to applicable remedial limitations including those described above, may reasonably elect to exercise remedies against less than all of the Leased Properties at a particular time

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

and/or may elect, or may be required by applicable law, to exercise remedies against the Leased Properties in a particular order. Therefore, Lessor agrees that its obligations under this Article XXII are applicable to each Leased
                                ------------
Property. For example, Lessor may be asked to enter into a Separate Lease with respect to less than all of the Leased Properties pursuant to Section 22.7
                                                              ------------
and/or Lessor may be asked to approve a proposed transferee of a particular Leased Property pursuant to Section 22.6(b).
                            ---------------

                                  ARTICLE XXIII

     Section 23.1 Risk of Loss. During the Term of this Lease, the risk of loss
                  ------------
or of decrease in the enjoyment and beneficial use of each Leased Property in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than by Lessor and those claiming from, through or under Lessor) is assumed by Tenant, and, in the absence of gross negligence, willful misconduct or breach of this Lease by Lessor pursuant to
Section 38.3, Lessor shall in no event be answerable or accountable therefor nor
------------
shall any of the events mentioned in this Section entitle Tenant to any abatement of Rent.

                                  ARTICLE XXIV

     Section 24.1 Indemnification. Notwithstanding the existence of any
                  ---------------
insurance provided for in Article XIII, and without regard to the policy limits
                          ------------
of any such insurance, Tenant will protect, indemnify, save harmless and defend Lessor from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and reasonable expenses (including, without limitation, Litigation Costs), to the maximum extent permitted by law, imposed upon or incurred by or asserted against Lessor by reason of: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about any Leased Property or adjoining sidewalks, including without limitation any claims of malpractice, (b) any use, misuse, non-use, condition, maintenance or repair by Tenant or anyone claiming under Tenant, including agents, contractors, invitees or visitors of any Leased Property or Tenant's Personal Property, (c) any Impositions (which are the obligations of Tenant to pay pursuant to the applicable provisions of this Lease), (d) any failure on the part of Tenant or anyone claiming under Tenant to perform or comply with any of the terms of this Lease, (e) subject to Section 7.3.2 hereof, any failure by
                                        -------------
Tenant to observe, perform and comply with the terms of any Existing Ground Lease or other Permitted Encumbrance applicable to or binding upon Lessor or any of the Leased Properties or any breach of, default under or termination of any such Existing Ground Lease or other Permitted Encumbrance caused, whether by act or omission, by Tenant or its agents, employees, contractors, invitees, subtenants, licensees, concessionaires or assigns (whether or not permitted hereunder), and (f) the non-performance of any of the terms and provisions of any and all existing and future subleases of any Leased Property to be performed by the subtenant thereunder. Any amounts which become payable by Tenant under this Section shall be paid within ten (10) days after liability therefor on the part of Tenant is determined by litigation or otherwise, and if not timely paid, shall bear interest (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Tenant, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Lessor or, subject to clauses (A) and (B) below, may compromise or otherwise dispose of the same as Tenant sees fit. Nothing herein shall be construed as indemnifying Lessor against its own negligent acts or omissions or willful misconduct. If at any time Lessor shall have notice of a claim, Lessor shall give reasonably prompt written notice of such claim to Tenant; provided that (i) Lessor shall
                                               -------- ----
have no liability for a failure to give notice of any claim of which Tenant has otherwise been notified or has knowledge and (ii) the failure of Lessor to give such a notice to Tenant shall not limit the rights of Lessor or the obligations of Tenant with respect to such claim except to the extent that Tenant incurs actual expenses or suffers actual monetary loss as a result of such failure. Tenant shall have the right to control the defense or settlement of any claim, provided that (A) Tenant shall first confirm in writing to Lessor that such claim is within the scope of this indemnity and that Tenant shall pay any and all amounts required to be paid in respect of such claim and (B) if the compromise or settlement of any such claim shall not result in the complete release of Lessor from the claim so compromised or settled, the compromise or settlement shall require the prior written approval of Lessor. Lessor shall have the right to approve counsel engaged to defend such claim and, at its election and sole cost and expense, shall have the right, but not the obligation, to participate in the defense of any claim.

     Lessor shall indemnify, save harmless and defend Tenant from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses imposed upon or incurred by or asserted against Tenant as a result of the gross negligence or willful misconduct of Lessor under and in connection with this Lease.

     Tenant's and Lessor's respective duties, liabilities and obligations under this Article shall survive the expiration or termination of this Lease as to any or all of the Leased Properties. For example, if (x) John Doe is injured in a slip-and-fall accident that occurs at Leased Property A on January 1, 2002 and of which Lessor has no notice or knowledge, (y) this Lease terminates for any reason on March 1, 2002 with respect to Leased Property A, and (z) on July 1, 2002, John Doe begins a lawsuit against Lessor on account of the aforesaid accident, then, notwithstanding such termination, Tenant's indemnification and other obligations with respect to such accident and lawsuit under subsection (a) above and the other provisions of this Article shall survive such termination with respect to Leased Property A.

                                  ARTICLE XXV

     Section 25.1 Subletting and Assignment.
                  -------------------------

          Section 25.1.1 Notwithstanding anything to the contrary contained in this Lease but subject to Sections 25.4 and 25.1.11 below, Tenant shall have no
                          -------------     -------
right, directly or indirectly, to assign this Lease in part under any circumstances. Subject to the foregoing, except as expressly provided herein, Tenant shall not, without the prior written consent of Lessor, which consent shall not be unreasonably withheld, delayed or conditioned so long as no Event of Default has occurred and is continuing hereunder, assign this Lease in its entirety or mortgage, pledge, hypothecate, encumber or otherwise transfer any interest in this Lease in whole or in part or sublease all or any part of any Leased Property or suffer or permit this Lease or the leasehold estate created hereby or thereby or any other rights arising under this Lease to be assigned in its entirety or to be transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily or involuntarily or by operation of law, or permit the use or occupancy of any Leased Property to be offered or advertised for assignment or subletting except as hereinafter provided. For purposes of this Section 25.1, an assignment of this Lease shall
                               ------------
be deemed to include any change in control of any Tenant, as if such change in control or transaction were an assignment of this Lease. Changes in control of any Tenant shall include, without limitation, (a) a change in the composition of the board of directors of any Tenant or any Guarantor such that at the end of any period of twelve (12) consecutive months the persons constituting a majority of such board of directors are not the same as the persons constituting a majority at the start of such period (or persons appointed by such majority),
(b) the sale or other disposition of (i) all or any part of its interest in any Guarantor or (ii) all or substantially all of the assets of any Guarantor or any Tenant (other than a bona fide pledge in connection with a financing approved by Lessor), and (c) a merger or consolidation involving any Guarantor or any Tenant, which results in the stockholders of any Guarantor or any Tenant immediately prior to such event owning less than 50% of the capital stock of the surviving entity or any public parent of the surviving entity. For purposes of this Section 25.1, a sublease of all or any part of any Leased Property shall be
     ------------
deemed to include any concessionaire agreement, license agreement or other agreement involving use or possession of all or any part of any Leased Property.

          Section 25.1.2 Subject to the provisions of Section 25.3 below and any
                                                      ------------
other express conditions or limitations set forth herein, so long as no Event of Default has occurred and is continuing hereunder, Tenant may, without the consent of Lessor, (i) assign this Lease in its entirety or sublet all or any part of any Leased Property to any Affiliate of Tenant, or (ii) sublet up to an aggregate of 20% of the rentable square footage of any Facility (x) in the normal course of the Primary Intended Use such as but not limited to leasing of space for major moveable equipment or functional departments such as pathology, pharmacy and radiology, or (y) to concessionaires or other third party users or operators of portions of the Leased Property, provided that, in the case of both clauses (i) and (ii) above, the assignee or subtenant in question is duly licensed and possessed of all Authorizations necessary for the conduct of its activities and the operation of such Leased Property or portion thereof in accordance with all applicable laws. So long as no Event of Default has occurred and is continuing hereunder, Lessor shall not unreasonably withhold, delay or condition its consent to any other subletting of the Leased Properties in whole or in part or assignment of this Lease in its entirety, provided that (a) in the case of a subletting, (1) the subtenant shall comply with the provisions of
Section 25.2, and (2) if the subtenant is an Affiliate of any Tenant, the
------------
subtenant shall execute and deliver to Lessor a Lease Guaranty in accordance with Section 40.12 hereof, (b) the assignee or subtenant (1) shall be a
     -------------
creditworthy entity with sufficient financial stability to satisfy its obligations under the Lease, (2) shall have not less than four years experience in operating health care facilities for the purpose of the applicable Facility's Primary Intended Use, (3) has a favorable business and operational reputation and character, (4) has all licenses, permits, approvals and other Authorizations required to operate the Leased Property(ies) in question for the Primary Intended Use (or any other use permitted under the terms of this Lease), and (5) in the case of an assignment, shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Tenant to be kept and performed and shall be, and become, jointly and severally liable with Tenant for the performance thereof, (c) an original counterpart of each such sublease and assignment and assumption, duly executed by

Tenant and such subtenant or assignee, as the case may be, in the form and substance satisfactory to Lessor, shall be delivered promptly to Lessor, and (d) in case of either an assignment or subletting, Tenant shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Tenant hereunder. Lessor's obligation to consent to a subletting or assignment is subject to any reasonable approval rights of any Facility Mortgagee.

     Section 25.1.3 If this Lease is assigned or if any Leased Property or any part thereof is sublet (or occupied by any entity other than Tenant and its employees), Lessor, after an Event of Default occurs and so long as it is continuing, may collect the rents from such assignee, subtenant or occupant, as the case may be, and apply the net amount collected to the Rent herein reserved, but no such collection shall be deemed a waiver of the provisions set forth in
Section 25.1.1, the acceptance by Lessor of such assignee, subtenant or
--------------
occupant, as the case may be, as a tenant or release of Tenant from the future performance of its covenants, agreements or obligations contained in this Lease.

     Section 25.1.4 No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder, and no consent to any subletting or assignment in any particular instance shall be deemed a waiver of the prohibition set forth in this Section 25.1. No assignment, subletting or
                                  ------------
occupancy shall affect the Primary Intended Use. Any subletting, assignment or other transfer of Tenant's interest in this Lease in contravention of this
Section 25.1 shall be void at Lessor's option.
------------

     Section 25.1.5 If Tenant shall desire to assign this Lease or sublet all (but not a portion) of any Leased Property other than an assignment or sublease to an Affiliate, it shall first submit in writing to Lessor a notice ("Tenant's
                                                                       --------
Notice") indicating (a) the name of the proposed assignee or subtenant, (b) the
------
material terms of the proposed assignment or sublease, (c) the nature and character of the business which the proposed assignee or subtenant will conduct at the applicable Leased Property, (d) reasonable financial data concerning the proposed assignee or subtenant, and (e) the effective date of the proposed assignment or the commencement date and expiration date of the proposed sublease. Tenant shall additionally submit to Lessor any other information concerning the proposed assignment or sublease which Lessor may reasonably request and, prior to the effective date of any assignment permitted hereunder or the commencement date of any sublease permitted hereunder, Tenant shall deliver to Lessor evidence reasonably satisfactory to Lessor that the assignee or subtenant has all licenses, permits, approvals and other Authorizations necessary to operate each Leased Property for the Primary Intended Use (or any other use permitted under the terms of this Lease). Except to the extent such subletting or assignment is authorized under Section 25.1.11 below, if such
                                             ---------------
notice is given, Lessor may, at its option, terminate this Lease as to the applicable Leased Property, in which event, the provisions of Section 40.16
                                                              -------------
hereof shall apply. Lessor shall exercise its option by notice to Tenant within 30 days after Tenant's Notice (or receipt by Lessor of all information reasonably requested by Lessor pursuant to this Section 25.1.5), and during such
                                                --------------
30-day period, Tenant shall not have the right to assign this Lease or sublet such space. Relative to Tenant's Notice and the other deliveries to Lessor referenced in this Section 25.1.5, contemporaneously with the delivery of the
                   --------------
foregoing items to Lessor,

Tenant agrees to deliver copies thereof to any Facility Mortgagee(s), provided that Lessor has notified Tenant of the name(s) and address(es) of any such Facility Mortgagee(s).

          Section 25.1.6 If Lessor exercises its option under Section 25.1.5 to
                                                              --------------
terminate this Lease, this Lease shall terminate (either as to each Leased Property or as to the applicable Leased Property, whichever is applicable) on the date which is 60 days following Tenant's Notice or on such later date as may be specified in Tenant's Notice, all Rent allocable to the Leased Property(ies) in question in accordance with Section 16.9 hereof shall be paid and apportioned
                               ------------
to the date of such termination and the provisions of Section 40.16 hereof shall
                                                      -------------
apply in the event this Lease remains in effect as to any Leased Properties. If Lessor shall exercise its options under Section 25.1.5, Lessor may, and shall
                                        --------------
have no liability to Tenant if Lessor shall, lease to Tenant's prospective subtenant or assignee.

          Section 25.1.7 (a) Except in the case of an assignment or sublet pursuant to Section 25.1.2(i) hereof and subject to subsections (b) and (c)
            -----------------
below, Tenant shall pay to Lessor, as Additional Charges, (i) as and when received by Tenant, 80% of any consideration (including, without limitation, capital stock, stock options or warrants, license fees and all other forms of remuneration) received on account of any assignment and (ii) 80% (50%, rather than 80%, in the case of the existing subleases scheduled on Schedule 25.1.7
                                                             ---------------
attached hereto and made a part hereof, as such subleases are in effect on December 14, 2000 and only for the remaining term thereof, it being agreed that, if any such sublease is extended (other than pursuant to the terms of sublease extension rights in existence as of December 14, 2000), or after December 14, 2000 is materially amended, for the extension term, or after any such material amendment, the applicable percentage in this subsection (ii) shall be 80%, not 50%) of the excess of:

               (x) any rents, additional charges, or other consideration (including, without limitation, capital stock, stock options or warrants, license fees and all other forms of remuneration) payable to Tenant under any sublease, after deducting therefrom brokerage commissions and legal fees paid by Tenant in connection with such subletting, over (y) the sum of (1) a share of the Base Rent, real estate taxes and assessments, insurance premiums and charges for utility usage that, on a monthly basis, are owing with respect, or otherwise allocable, to the applicable Leased Property (with such share to be equal to (A) if the applicable sublease relates primarily to use of areas within the Facility(ies) located on the applicable Leased Property, the product of the total of the aforesaid Base Rent, real estate taxes and assessments, insurance premiums and utility usage charges owing with respect, or allocable, to the applicable Leased Property for a particular month times a fraction, the numerator of which is the number of rentable square feet under the applicable sublease and the denominator of which is the aggregate number of rentable square feet in the Facility(ies) located on the applicable Leased Property, and (B) if the applicable sublease relates primarily to use of areas outside the Facility(ies) located on the applicable Leased Property, that portion of the aforesaid real estate taxes, insurance premiums and charges for utility usage as are, in the reasonable judgment of Tenant (and with supporting documentation to be delivered to Lessor upon written request), attributable to the areas outside the Facility(ies) located on the applicable Leased Property), plus (2) the amount (amortized, if applicable, as described below) of the actual out of pocket costs, if any, incurred by Tenant (on behalf of itself and, to the extent related to "Sublease Rent Payments" (as defined below), on behalf of Lessor's 80% (or 50%, if applicable as described above) share thereof) from time to time during the applicable sublease and directly attributable to (aa) extending telephone service to the portion of the applicable Leased Property that is subleased per the applicable sublease or
                    (bb) performing repairs to the portion of the applicable Leased Property that is subleased per the applicable sublease (and, for purposes of this subsection (2) and the calculation of "Sublease Rent Payments", as hereinafter defined, (X) in the case of any costs of the nature referenced in this subsection (2) that, in accordance with generally accepted accounting principles, are treated as capital costs, such costs shall be amortized on a straight line basis over the longer of the useful life of the improvements or repairs to which such costs relate or the initial term of the applicable sublease, and in each month the amortized amount of such costs shall be deemed to have been incurred by Tenant, and (Y) in the case of all other costs of the nature referenced in this subsection (2), such costs shall be treated as incurred by Tenant as and when expended),

(such excess of (ii)(x) over (ii)(y) is referred to herein as the "Sublease Rent
                                                                   -------------
Payments"). Lessor's share, as aforesaid, of any such Sublease Rent Payments
--------
shall be paid by Tenant to Lessor as and when the Sublease Rent Payments are received by Tenant; provided, however, that:
                    --------  -------

                    (cc) within sixty (60) days after the end of each calendar year, Tenant shall deliver to Lessor a Senior Officer's Certificate certifying the amount of Lessor's share of Sublease Rent Payments for the preceding calendar year and setting forth how such amount was calculated and containing a detailed breakdown of the revenues and expenses used in making such calculation, and, within thirty (30) days after Lessor's receipt of such certificate, if the aggregate amount paid by Tenant to Lessor during such preceding calendar year on account of Lessor's share of Sublease Rent Payments for such year exceeds the amount of Lessor's share as shown in such certificate, then, subject to subsection
                    (dd) below, Lessor shall pay the overage to Tenant, and, if the aggregate amount paid by Tenant to Lessor during such preceding calendar year on account of Lessor's share of Sublease Rent Payments for such year is less than the amount of Lessor's share as shown in such certificate, Tenant shall pay such deficiency to Lessor. Lessor shall be entitled, upon three (3) Business Days prior written notice and within normal business hours, to review, and make abstracts from and copies of, Tenant's books, accounts and records relative to Tenant's subleases of any Leased Property and the calculation of Lessor's share of Sublease Rent Payments for any period; and

                           (dd) for purposes of subsection (cc) above and the other provisions of this Section 25.1.7, Lessor's
                                                    --------------
                           share of Sublease Rent Payments shall in no event be a negative number and, for all purposes of subsection
                           (cc) above and the other provisions of this Section
                                                                       -------
                           25.1.7, for any calendar year in which the amount
                           ------
                           referenced in subsection (ii)(x) above for such year is less than the amount referenced in subsection
                           (ii)(y) above for such year, the "Sublease Rent Payments" shall be deemed to equal zero for such year. (For example, if Tenant subleases a portion of a Leased Property, subsection (ii) above is applicable thereto, during a particular calendar year Sublease Rent Payments are received by Tenant in the aggregate amount of $100.00, and during such calendar year Tenant paid to Lessor the following monthly amounts on account of Lessor's share of Sublease Rent
                           Payments: for each of the months January through July, $20.00 (i.e.: $140.00 in aggregate) and for each of the months August through December, $0.00, then, within thirty (30) days after Lessor's receipt of Tenant's aforesaid Senior Officer's Certificate for such calendar year, Lessor would be obligated to pay to Tenant $60.00, representing the overage of the aggregate amount received by Lessor during such calendar year ($140.00) over Lessor's share of the Sublease Rent Payments for such calendar year ($80.00 or 80% of $100.00). Alternatively, if the preceding facts are assumed except that, during the subject calendar year, the amount referenced in subsection
                           (ii)(x) above is less than the amount referenced in subsection (ii)(y) above by $50.00, then, pursuant to subsection (dd) above, the Sublease Rent Payments for such calendar year shall be deemed to equal $0.00, and, consequently, within thirty (30) days following receipt of Tenant's aforesaid Senior Officer's Certificate for such calendar year, Lessor would be obligated to pay to Tenant $140.00, representing the overage of the aggregate amount received by Lessor during such calendar year ($140.00) over Lessor's share of the deemed Sublease Rent Payments for such calendar year ($0.00 or 80% of $0.00)).

In the event of a foreclosure by a Leasehold Mortgagee as to a particular Leased Property(ies), Lessor's right to 80% (50%, in the circumstances described above relative to the existing subleases scheduled on Schedule 25.1.7 hereof) of such
                                                ---------------
Sublease Rent Payments relating to such Leased Property(ies) shall be subordinate to such Leasehold Mortgagee's right of payment. In the event of an assignment or sublet pursuant to Section 25.1.2(i) hereof, the provisions of this Section 25.1.7 shall apply to any further assignment or sublet to a person
     --------------
or entity that is not an Affiliate of Tenant.

          (b) Notwithstanding anything to the contrary provided in this Lease, in the event Tenant enters into a sublease, license agreement, easement or other agreement (an "Ancillary Agreement") pursuant to which a third party is given
               -------------------
the right to access, maintain or operate on any Leased Property, any antenna, cell tower, satellite dish, cable or wire installation, or other communication or telecommunication equipment, any billboard or signage, or any facility or service not within the primary scope of Tenant's business as it was conducted on April 20, 2001, Tenant shall pay Lessor, as Additional Charges as and when payable to Tenant, 80% of any consideration (including, without limitation, capital stock, stock options or warrants, license fees and all other forms of remuneration) received on account of such Ancillary Agreement. At the request of Lessor, Tenant shall direct the third party in any Ancillary Agreement to pay Lessor's 80% share of such consideration directly to Lessor. No such Ancillary Agreement shall be entered into by Tenant without the prior written consent of Lessor, which consent shall not be unreasonably withheld, delayed or conditioned so long as Tenant complies with the applicable requirements of subsections (a) through (d) of Section 25.1.2 above.
               --------------

          (c) Notwithstanding anything to the contrary contained in subsection
(a)(ii) above, Lessor shall not be entitled to any Sublease Rent Payments on account of any sublease of space within a Leased Property for a flower shop, beauty salon, barber shop, gift shop, restaurant, cafeteria, coffee shop, snack shop or the like or any other concessionaires (which term shall not include, without limitation, medical offices and clinics and other providers of medical services) typically found in nursing centers or hospitals (as applicable depending upon the Primary Intended Use of the particular Leased Property) (including those subleases of the nature referenced in this subsection (c) existing at the Leased Properties as of April 20, 2001), so long as the aggregate square footage of such Leased Property that is subleased for such uses does not exceed twenty percent (20%) of the rentable space within the Facility(ies) located on such Leased Property.

          Section 25.1.8 Any assignment and/or sublease must provide that (a) it shall be subject and subordinate to all of the terms and conditions of this Lease, (b) the use of the applicable Leased Property shall be restricted to the applicable Primary Intended Use and shall not conflict with any Legal Requirement, Insurance Requirement or any other provision of this Lease, (c) no sublessee or assignee shall be permitted to further sublet all or any part of the applicable Leased Property or assign this Lease or its sublease except as expressly provided in this Lease and (d) in the event of cancellation or termination of this Lease for any reason whatsoever or of the surrender of this Lease whether voluntary, involuntary or by operation of law, prior to the expiration date of such sublease, including extensions and renewals granted thereunder, at Lessor's option, the subtenant shall make full and complete attornment to Lessor for the balance of the term of the sublease, which attornment shall be evidenced by an agreement in form and substance reasonably satisfactory to Lessor and which the subtenant shall execute and deliver within 5 days after request by Lessor, its successors or assigns and the subtenant shall waive the provisions of any law now or hereafter in effect which may give the subtenant any right of election to terminate the sublease or to surrender possession in the event any proceeding is brought by Lessor to terminate this Lease. Relative to the foregoing, Lessor acknowledges that Tenant's existing sublease with IHC Health Services at Federal Heights Rehabilitation & Nursing Center, Salt Lake City, Utah (Facility 655) does not include the language required by this Section 25.1.8, and Lessor waives and releases
                              --------------
such breach and default, provided, however, that, in the event such sublease is amended after April 20, 2001, Tenant shall cause the language required by this
Section 25.1.8 to be added to such sublease.
--------------

          Section 25.1.9 Any assignment of this Lease or sublease of the applicable Leased Property in contravention of the express terms of this Article
                                                                         -------
XXV shall be voidable at Lessor's option and the acceptance of rent by Lessor
---
from any such unauthorized assignee or subtenant shall not constitute a recognition or acceptance of the tenancy of such unauthorized assignee or subtenant.

          Section 25.1.10 Tenant shall pay to Lessor, within ten (10) business days after request therefor, all costs and expenses, including without limitation reasonable attorneys' fees, incurred by Lessor in connection with any request by Tenant to assign this Lease or sublet the applicable Leased Property.

          Section 25.1.11 Notwithstanding the other prohibitions and restrictions on assignment and subletting contained in this Section 25.1,
                                                            ------------
provided Tenant shall have complied with the notice and information requirements of Section 25.1.5 above, Tenant shall have the right to assign or sublet to a
   --------------
non-Affiliate (x) without the consent of Lessor (but with the consent of any Facility Mortgagee(s)(which consent shall not be unreasonably withheld provided appropriate rating agency confirmations are issued in connection with any such assignment or subletting)), not more than ten percent (10%) in the aggregate of the Master Lease Leased Properties which are nursing centers and (y) with Lessor's consent (which consent shall not be unreasonably withheld, delayed or conditioned) and with the consent of any Facility Mortgagee(s) (which consent shall not be unreasonably withheld provided appropriate rating agency confirmations are issued in connection with any such assignment or subletting), not more than two (2) Master Lease Leased Properties which are hospitals, but only if either (i) the applicable regulatory authorities have threatened, or commenced proceedings, to revoke Tenant's Medicaid or Medicare certification for reimbursement or other Authorizations necessary to operate such nursing center or hospital Leased Property, as applicable, or (ii) Tenant cannot profitably operate such Leased Property, in which event:

          (a) such assignment and/or subletting shall comply in all respects with clauses (a) through (d) of the second sentence of Section 25.1.2 above
                                                       --------------
(upon Tenant's request, Lessor agrees to provide an estoppel certificate certifying that, to the best of Lessor's knowledge, such clauses (a) through (d) have been satisfied or, if such is not the case to the best of Lessor's knowledge, certifying the manner in which such clauses have not been satisfied to the best of Lessor's knowledge);

          (b) Lessor shall give such assignee or subtenant assurances of quiet enjoyment, in accordance with a mutually satisfactory non-disturbance and attornment agreement, such that so long as such assignee or subtenant pays Rent allocable to such Leased Property and otherwise complies with all covenants and obligations of the Tenant under this Lease with respect to such Leased Property, no other default under this Lease shall affect or give rise to any right to terminate its leasehold of such Leased Property; and

          (c) any default by such assignee or subtenant in the payment of Rent or in complying with all other covenants and obligations of the Tenant with respect to such Leased Property shall continue to constitute a default under this Lease, entitling Lessor to all its rights and remedies hereunder.

To the extent that any of the Master Lease Leased Properties are the subject of a New Lease derived, directly or indirectly, from the Original Master Lease, Tenant shall continue to have the right to assign or sublet such Master Lease Leased Properties upon compliance with this Section 25.1.11 or the corresponding
                                            ---------------
section of such New Lease, as applicable, but such right to assign or sublet, whether under Section 25.1.11 of the Original Master Lease or the corresponding
              ---------------
section of any and all New Leases derived, directly or indirectly, from the Original Master Lease (including, without limitation, this Lease), shall never exceed ten percent (10%) in the aggregate of the nursing centers included within the Master Lease Leased Properties or two (2) hospitals included within the Master Lease Leased Properties.

     Section 25.2 Attornment. Tenant shall insert in each sublease permitted
                  ----------
under Section 25.1 provisions to the effect that (a) such sublease is subject
      ------------
and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder (except to the extent such subtenant is entitled to quiet enjoyment assurances under Section 25.1.11 above), (b) in the event this
                                 ---------------
Lease shall terminate before the expiration of such sublease, the subtenant thereunder will, at Lessor's option, attorn to Lessor and waive any right the subtenant may have to terminate the sublease or to surrender possession thereunder, as a result of the termination of this Lease, and (c) in the event the subtenant receives a written notice from Lessor or Lessor's assignees, if any, stating that an Event of Default has occurred, the subtenant shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such notice, or as such party may direct. All rentals received from the subtenant by Lessor or Lessor's assignees, if any, as the case may be, shall be credited against the amounts owing by Tenant under this Lease.

     Section 25.3 Sublease Limitation. Anything contained in this Lease to the
                  -------------------
contrary notwithstanding, Tenant shall not sublet any Leased Property on any basis such that the rental to be paid by the subtenant thereunder would be based, in whole or in part, on either (i) the income or profits derived by the business activities of the subtenant, or (ii) any other formula such that any portion of the sublease rental received by Lessor would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto.

     Section 25.4 Leasehold Mortgagee Rights. Nothing contained in this Article
                  --------------------------                            -------
XXV shall limit or impair any rights of the Leasehold Mortgagee under Article
---                                                                   -------
XXII, including, without limitation, any such rights to obtain a Leasehold
----
Mortgage upon less than all of the Leased Properties and, in the circumstances referenced in Section 22.7, to obtain a Separate Lease as to less than all of
              ------------
the Leased Properties.

                                  ARTICLE XXVI

     Section 26.1 Financial Statements and Reporting. Each Tenant shall
                  ----------------------------------
maintain, for itself and its subsidiaries, a system of accounting established and administered in accordance with generally accepted accounting principles, and shall provide Lessor with the following information:

          (a) As soon as available but in no event later than forty-five (45) days after the close of each fiscal month and within fifty (50) days after the close each of the first three fiscal quarters, for Tenant, an unaudited consolidated balance sheet and statement of operations as of the close of each such period and the related unaudited consolidated statements of income, cash flows and stockholders equity for such period and for the year to date of Tenant and its Subsidiaries (collectively, "Financial Statements"), setting forth in
                                     --------------------
each case in comparative form the corresponding figures for the previous year, all prepared in accordance with generally accepted accounting principles and all certified in an Officer's Certificate to Lessor as being complete and accurate to the best of Tenant's knowledge, subject to normal year end adjustments. In the case of any Officer's Certificate and related financial statements that are required under this subsection (a) and relate to any period on or prior to the date which is 120 days after April 20, 2001, Tenant may, to the extent necessary, qualify the same by stating that they remain subject to any adjustments required by "fresh-start accounting", provided and on the conditions that (i) as soon as reasonably practicable following the completion of such "fresh-start accounting" adjustments, but in any event within five (5) Business Days following such completion, Tenant shall deliver to Lessor a revised Officer's Certificate and related financial statements that comply with this subsection (a) and omit the aforesaid "fresh-start accounting" qualifications and (ii) Tenant shall at all times comply with all applicable securities and other Legal Requirements relative to the reporting and disclosure of Tenant's financial condition;

          (b) Within one hundred (100) days after the close of each Fiscal Year,
(i) for Tenant, consolidated Financial Statements, in each case with accompanying notes and schedules, prepared in accordance with generally accepted accounting principles and audited by a firm of independent certified public accountants of recognized standing selected by Tenant, which accountants shall have issued an audit report thereon; and (ii) an Officer's Certificate certifying to Lessor the amount of Patient Revenues for such Fiscal Year for each Facility, for all of the Facilities in the aggregate under this Lease and for all of the Facilities in the aggregate under all of the Master Leases, and attaching reasonably detailed documentation thereof;

          (c) Within fifty (50) days after the close of each of the first three fiscal quarters, and within one hundred (100) days after the close of each Fiscal Year, the following information and data for each Facility, in each case in paper format or electronic computer format: (1) income statements that include, without limitation, a breakdown of Patient Revenues and other revenues itemized by payor type and a breakdown of operating expenses to the extent reasonably available under the then current facility operation reports, but including, at a minimum, itemization of Facility rental expense, overhead charges or management fees, bad debt expense and any material non-recurring charges; and (2) patient census by payor type;

          (d) As soon as available but in no event later than sixty (60) days following the commencement of each Fiscal Year, annual budgets for the operation during such Fiscal Year of each Facility, of all Facilities in the aggregate under this Lease and of all Facilities in the aggregate under all of the Master Leases, and to the extent reasonably available, a breakdown of projected Patient Revenues and other revenues itemized by payor type and a breakdown of projected operating expenses itemized to reflect, at a minimum, Facility rental expense, overhead charges or management fees, bad debt expense and any non-recurring charges;

          (e) Within one hundred (100) days after the close of each Fiscal Year, or otherwise upon request by Lessor in connection with a proposed sale or refinancing of a Facility or Facilities by Lessor, for Tenant and each Guarantor, as applicable, an Officer's Certificate certifying to Lessor and Lessor's designees (which certificate may be relied upon by Lessor and any prospective purchaser or mortgagee of any Leased Property) the following information:

          (i) this Lease is unmodified and is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications);

          (ii)  the dates to which Rent has been paid;

          (iii) all Facilities are in good standing with respect to all necessary federal, state and local licenses, permits and other Authorizations;

          (iv) each Facility that participates in the Medicare program is in compliance with the terms of its Medicare Provider Agreement and in good standing with the Medicare program;

          (v) each Facility that participates in the Medicaid program is in compliance with the terms of its Medicaid Provider Agreement and in good standing with the Medicaid program;

          (vi)  the current number of licensed beds at each Facility; and

          (vii) Tenant and each applicable Guarantor is not in default in the performance of this Lease or its Guaranty, as applicable, or if an Event of Default exists, specifying the same in reasonable detail;

at the request of Lessor, together with complete and accurate copies (originals of which shall be made available for inspection upon request by Lessor) of all licenses, permits and other Authorizations necessary to operate the Facilities in accordance with all applicable laws;

          (f) As soon as reasonably available, copies of any Forms 10K, 10Q and 8K and any other annual, quarterly, monthly or other reports, copies of all registration statements and any other public information which any Tenant or any of its Subsidiaries files with the Securities Exchange Commission or any other governmental authority;

          (g) Promptly upon the furnishing thereof to the shareholders of any Tenant, copies of all statements, reports, notices and proxy statements so furnished;

          (h) Such supplements to the foregoing documents and such other information and reports (including, without limitation non-financial information), as any Senior Lender, any Facility Mortgagee or any Superior Mortgagee may reasonably request, provided such supplements, and such information and reports, are consistent with the types of supplements, reports and information generally utilized by such institutions within the financing industry;

          (i) (i) On a weekly basis until April 20, 2002, (x) a consolidated weekly cash flow report of Tenant and its Subsidiaries and (y) a consolidated weekly patient census report (reported separately for hospitals and nursing centers) for Tenant, with each of such reports to be in substance (but not necessarily in form) consistent with the forms of such reports that Lessor received during the first ten (10) months of 2000, (ii) on a monthly basis during the Term, (x) a consolidated monthly cash flow report of Tenant and its Subsidiaries and (y) a consolidated monthly patient census report (reported separately for hospitals and nursing centers) for Tenant, (iii) all other information, reports, materials and certificates that are from time to time delivered, pursuant to the requirements of any loan documents that are from time to time binding upon Tenant or any of its Subsidiaries or Affiliates, by Tenant or any of its Subsidiaries or Affiliates to any of the Senior Lenders, or any of the holders of any of the Exit Facility Documents or any other loan documents evidencing or securing borrowed indebtedness of Tenant or its Subsidiaries or Affiliates, or any of their respective agents, representatives or consultants, with all such information, reports, materials and certificates to be delivered to Lessor at the same time and in the same manner as the same are delivered to any of the Senior Lenders, any of the aforesaid holders and/or any of their respective agents, representatives or consultants, (iv) on a monthly basis during the Term, a monthly consolidated survey deficiency summary report, with such report to be in substance (but not necessarily in form) consistent with the report dated October 2000 that was delivered to Lessor and listing each of the Master Lease Leased Properties and indicating for each Master Lease Leased Property whether any survey, citation or report alleging a deficiency that is material in relation to such Master Lease Leased Property (using the October 2000 report as a baseline) has been issued with respect thereto during the period covered by such report and, if so, setting forth the identity of the agency or authority that issued such citation or report, a description of the alleged material deficiency and the timetable or deadline for curing the same (and, promptly following receipt of a written request therefor from Lessor to Tenant, Tenant shall further deliver to Lessor any Facility-specific survey reports requested by Lessor), and (v) promptly following receipt of a written request therefor from Lessor to Tenant, copies of any Facility-specific environmental, engineering or other reports or studies that are in Tenant's possession or control and so requested by Lessor; and

          (j) If Lessor is a Ventas Lessor, within fifty (50) days following the close of each fiscal quarter, a Senior Officer's Certificate setting forth whether any Event(s) of Default under Section 16.1(m) and/or Section 16.1(q) of
                                      ---------------        ---------------
this Lease or any other lease demising any of the Master Lease Leased Properties has occurred and is continuing (as described in Section 16.10) and, if so,
                                                --------------
specifying the Master Lease Leased Property(ies) at which such Event(s) of Default has so occurred and is continuing.

     Section 26.2 Furnishing Notice. Within five (5) days after Tenant receives
                  -----------------
notice or otherwise obtains knowledge of any of the following occurrences, Tenant shall give written notice thereof in the form of an Officer's Certificate to Lessor and any Facility Mortgagee(s) the name(s) and address(es) of which have been provided to Tenant, which notice shall set forth details of the occurrence referred to therein and shall state what action Tenant has taken, and proposes to take, with respect thereto:

     (a) any written notice of termination or suspension of any Facility from participation in the Medicare or Medicaid program; and

     (b) any written notice of non-renewal of any license or other Authorization affecting any of the Facilities or its operation (including copies thereof).

     Section 26.3 Quarterly Meetings; Facility Level Meetings and Reviews. On a
                  -------------------------------------------------------
quarterly basis, Tenant shall permit, and upon request by Lessor shall make appropriate arrangements for, Lessor and/or its representatives to discuss the affairs, operations, finances and accounts of Tenant and its Subsidiaries and Affiliates with, and be advised as to the same by, senior officers of Tenant (and such of Tenant's independent accountants and other financial advisors as would be relevant to the topic of the particular meeting), all as Lessor may deem appropriate for the purpose of verifying any report(s) delivered by Tenant to Lessor under this Lease or for otherwise ascertaining compliance with this Lease by Tenant or the business, operational or financial condition of Tenant and/or its Subsidiaries and Affiliates and/or any of their respective Facilities. Without limitation of the foregoing, from time to time promptly following receipt of written notice from Lessor to Tenant (and in any event within ten (10) Business Days of such receipt), Tenant shall permit, and shall make appropriate arrangements for, Lessor and/or its representatives or designees to discuss the business, operational and financial condition of specific Facility(ies) designated by Lessor with, and be advised as to the same by, appropriate personnel of Tenant and its Subsidiaries and Affiliates having operational and accounting responsibilities for the Facility(ies) so specified by Lessor and to review, and make abstracts from and copies of, the books, accounts and records of Tenant and its Subsidiaries and Affiliates relative to any such Facility(ies), in each case provided, and on the condition, that any such discussions or reviews, abstracting or copying shall not materially interfere with Tenant's business operations relative to any affected Facility(ies). Unless otherwise agreed in writing by Lessor and Tenant, all of the discussions, reviews, abstracting and copying referenced in this Section
                                                                     -------
26.3 shall occur during normal business hours.
----
     Section 26.4 Non-Ventas Lessors. Notwithstanding anything to the contrary
                  ------------------
contained in this Article XXVI, if and for so long as the lessor under this
                  ------------
Lease is not a Ventas Lessor, Tenant (a) shall not be required under this Lease to provide to such non-Ventas Lessor Facility-specific information related to Facilities or Leased Properties which are not included in this Lease, (b) shall exclude from consolidated facility information that is required under Section
                                                                      -------
26.1 of this Lease facility information which relates to Facilities or Leased
----
Properties not included in this Lease, and (c) shall continue to be required to provide information relative to Tenant, as opposed to Leased Properties and Facilities, on the same basis as such information is provided to a Ventas Lessor.

                                 ARTICLE XXVII

     Section 27.1 Lessor's Right to Inspect. Tenant shall permit Lessor, any
                  -------------------------
then current or prospective Superior Mortgagee or other lender to Lessor, any then current or prospective investment banker, mortgage broker or other professional engaged by Lessor, any prospective purchaser of any Leased Property or any interest in Lessor or any Affiliate of Lessor and/or, only during any permitted exhibition period under Section 40.4 below, any prospective lessee,
                                  ------------
and its and their respective authorized representatives, to enter upon and conduct a physical inspection of any Leased Property during usual business hours and, except in an emergency, upon not less than three (3) business days prior notice, subject to any security, health, safety or confidentiality requirements of any governmental agency or insurance requirement relating to the Leased Properties, or imposed by law or applicable regulations and provided that no such entry or inspection shall materially interfere with Tenant's business operations within the affected Leased Property(ies). Nothing contained in this
Section 27.1 shall limit or impair Lessor's right to enter upon and inspect the
------------
Leased Properties, or any of Lessor's other rights or remedies, upon the occurrence of any Event of Default by Tenant.

                                 ARTICLE XXVIII

     Section 28.1 No Waiver. No failure by Lessor or Tenant to insist upon the
                  ---------
strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

                                  ARTICLE XXIX

                             Intentionally omitted.

                                  ARTICLE XXX

     Section 30.1 Acceptance of Surrender. No surrender to Lessor of this Lease
                  -----------------------
or of any Leased Property or any part of any thereof, or of any interest herein or therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

                                  ARTICLE XXXI

     Section 31.1 No Merger of Title. There shall be no merger of this Lease or
                  ------------------
of the leasehold estate created thereby by reason of the fact that the same person, firm, corporation or other entity may acquire, own or hold, directly or indirectly, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (b) the fee estate in any Leased Property.

                                 ARTICLE XXXII

     Section 32.1 Conveyance by Lessor. Lessor may, without the consent or
                  --------------------
approval of Tenant, sell, transfer, assign, convey or otherwise dispose of any or all of the Leased Properties. If Lessor or any successor owner of any Leased Property shall sell, transfer, assign, convey or otherwise dispose of any Leased Property in accordance with the terms hereof other than as security for a debt, and the purchaser, grantee, assignee or transferee of the Leased Property shall expressly assume all obligations of Lessor hereunder with respect to such Leased Property arising or accruing from and after the date of such sale, conveyance, transfer, assignment or other disposition and shall be reasonably capable of performing the obligations of Lessor hereunder, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Lessor under this Lease with respect to such Leased Property arising or accruing from and after the date of such sale, conveyance, transfer, assignment or other disposition as to such Leased Property and all such future liabilities and obligations with respect to such Leased Property shall thereupon be binding upon such purchaser, grantee, assignee or transferee. Lessor agrees to deliver to Tenant and any Leasehold Mortgagee, promptly following the consummation of any such sale, conveyance, transfer, assignment or other disposition (other than as security for a debt), written notice of such sale, conveyance, transfer, assignment or other disposition and, if applicable, a copy of the aforesaid assumption agreement. In the event of any such sale, transfer, assignment, conveyance or other disposition (other than as security for a debt) of less than all of the Leased Properties, the provisions of Section 40.15
                                                             -------------
hereof shall apply.

                                 ARTICLE XXXIII

     Section 33.1 Quiet Enjoyment. So long as Tenant shall pay all Rent as the
                  ---------------
same becomes due and shall fully comply with all of the terms of this Lease and fully perform its obligations hereunder and thereunder, Tenant shall peaceably and quietly have, hold and enjoy each Leased Property for the Term hereof, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all Permitted Encumbrances, including, without limitation, liens and encumbrances of record as of the date hereof or otherwise permitted to be created by Lessor hereunder, liens as to the obligations of Lessor that are either not yet due or which are being contested in good faith and by proper proceedings, and liens hereafter consented to by Tenant. No failure by Lessor to comply with the foregoing covenant shall give Tenant any right to cancel or terminate this Lease or abate, reduce or make a deduction from or offset against the Rent or any other sum payable under this Lease, or to fail to perform any other obligation of Tenant hereunder. Notwithstanding the foregoing, Tenant shall have the right, by separate and independent action, to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Section.

                                 ARTICLE XXXIV

     Section 34.1 Notices. All notices, demands, requests, consents, approvals
                  -------
and other communications hereunder shall be in writing and delivered or mailed (by registered or certified mail, return receipt requested or reputable nationally recognized overnight courier service and postage prepaid), addressed to the respective parties, as follows:

                           (a) if to either Tenant:

                           Kindred Healthcare, Inc.
                           Kindred Healthcare Operating, Inc.
                           680 South 4th Avenue
                           Louisville, Kentucky 40202-2612
                           Attention:  Chief Financial Officer


                  with copies to:

                           Kindred Healthcare, Inc.
                           Kindred Healthcare Operating, Inc.
                           680 South 4th Avenue
                           Louisville, Kentucky 40202-2612
                           Attention:  General Counsel
                  and

                           Douglas Ogle
                           JP Morgan Chase & Company
                           52 Broadway, 3/rd/ Floor
                           New York, NY 10004

                  and

                           Houston A. Stebbins
                           Morgan Guaranty Trust Company
                           60 Wall Street, 23rd Floor
                           New York, New York 10260

                           (b) if to Lessor:

                           Ventas Finance I, LLC
                           c/o Ventas Realty, Limited Partnership
                           4360 Brownsboro Road
                           Suite 115
                           Louisville, Kentucky 40207
                           Attention:  President
                 with a copy to:

                 Ventas, Inc.
                 Ventas Realty, Limited Partnership
                 4360 Brownsboro Road
                 Suite 115
                 Louisville, Kentucky 40207
                 Attention: General Counsel

or to such other address as either party may hereunder designate, and shall be effective upon receipt.

                                  ARTICLE XXXV

     Section 35.1 Appraisals. In the event that it becomes necessary to
                  ----------
determine the Fair Market Rental of the Leased Properties or any thereof or the allocation of Base Rent and Current Rent among the Leased Properties or any thereof, or the Transferred Property Percentages applicable to the Leased Properties or any thereof, to be contained in Exhibit C hereto or the Fair
                                              ---------
Market Value or Fair Market Value Purchase Price of any property, in each case for any purpose of this Lease, and the parties cannot agree amongst themselves on such values, allocations or percentages, the procedures of this Article XXXV
                                                                   ------------
shall apply.

     Section 35.2 Appointment of Appraisers. The party required or permitted to
                  -------------------------
request an appraisal or other determination under this Article XXXV shall,
                                                       ------------
within the applicable time period, if any, specified in this Lease, give written notice (an "Appraisal Notice") to the other party, which Appraisal Notice shall state the requesting party's desire for an appraisal or other determination under this Article XXXV, and identify which matters are to be appraised or
           ------------
determined (e.g., Fair Market Rental of the Leased Properties, and creation of an amended Exhibit C hereto, pursuant to Section 3.2 hereof). Within thirty (30)
           ---------                     -----------
days after receipt of any such Appraisal Notice by the party to which such Appraisal Notice is directed, each party shall, by written notice to the other party, appoint an appraiser meeting the qualifications set forth below selected by such party to act as appraiser on its behalf. If either party fails so to appoint an appraiser within the aforesaid thirty (30) day period, the appraiser selected by the other party shall act as the "Final Appraiser" hereinafter
                                              ---------------
described. If both parties appoint an appraiser as aforesaid in a timely manner, within ten (10) days after such two appraisers are appointed, such two appraisers shall meet and agree upon a third appraiser meeting the qualifications set forth below (herein, the "Final Appraiser"). The two appraisers selected by the parties shall, promptly following their agreement upon a Final Appraiser, provide written notice of the identity of the aforesaid Final Appraiser to each of Lessor and Tenant. Such appointment shall be binding on the parties. If the two appraisers selected by the parties are unable to agree upon a Final Appraiser within the aforesaid ten (10) day period, then either party may request that the American Arbitration Association or any successor organization thereto appoint a Final Appraiser meeting the qualifications set forth below within twenty (20) days of such request, and both parties shall be bound by any appointment so made within such twenty (20) day period. If no such Final Appraiser shall have been appointed in such manner within such twenty (20) day period or within ninety (90) days after issuance of the original

Appraisal Notice, either Lessor or Tenant may apply to any court having jurisdiction to have such appointment made by such court.

     Section 35.3 Qualifications of Appraisers. Each of the two appraisers
                  ----------------------------
selected by the parties, and the Final Appraiser, must (a) be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto) and/or a person employed by an accounting firm that, at the time of such appointment, is one of the five (5) largest public accounting firms in the United States and (b) have not less than five (5) years experience, and substantial expertise, in valuing hospitals and nursing centers and/or determining the fair market rental value of hospitals and nursing centers.

     Section 35.4 Appraisal Process. The Final Appraiser appointed in accordance
                  -----------------
with the foregoing procedures shall complete the appraisals, and make any other determinations, submitted to him or her in accordance with the terms of this Lease within sixty (60) days after his or her appointment and shall notify each of Lessor and Tenant of his or her appraisals and other determinations. In performing such appraisals, and making such other determinations, the Final Appraiser shall make the assumptions, and follow any other directives or instructions, contained in this Lease relative to the subject matter of the Final Appraiser's appointment, and, without limitation of the foregoing, in the case of any appraisal of Fair Market Rental applicable to the Leased Properties or any thereof or any allocation of Base Rent and Current Rent among the Leased Properties or any thereof (and any related amendment of Exhibit C hereto and
                                                        ---------
allocation of Transferred Property Percentages among the Leased Properties or any thereof), the Final Appraiser shall not allocate an amount of Base Rent and Current Rent to any particular Leased Property that would result in this Lease, as it applies to such Leased Property, being treated as a capital lease, rather than an operating lease, under generally accepted accounting principles or under the applicable rules of the Financial Accounting Standards Board and, in making determinations of the amount of Base Rent and Current Rent that will be allocated to particular Leased Properties for purposes of Exhibit C, shall
                                                          ---------
consider the effect of his or her allocation of Base Rent and Current Rent to a particular Leased Property upon Tenant's ability to obtain reimbursements at such Facility under third party payor programs, but in all events without increasing or decreasing the aggregate amount of Base Rent and Current Rent payable under this Lease with respect to the Leased Properties as a whole.

     Section 35.5 Binding Nature. The provisions of this Article XXXV, and
                  --------------                         ------------
related provisions of this Lease, providing for determination of certain values, allocations, percentages and other matters by the Final Appraiser shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law.

     Section 35.6 Costs. Lessor and Tenant shall each pay the fees and expenses
                  -----
of the appraiser appointed by it, and each shall pay one-half of the fees and expenses of the Final Appraiser, and one-half of all other costs and expenses, incurred in connection with each appraisal, provided, however, that,
                                            --------  -------
notwithstanding the foregoing, Lessor, not Tenant, shall pay the fees and expenses of the appraisers appointed by Lessor and Tenant, and of the Final Appraiser, in the case of any appraisal initiated under Section 3.2 hereof.
                                                        -----------

                                 ARTICLE XXXVI

     Section 36.1 General REIT Provisions.
                  -----------------------

          Section 36.1.1 Tenant understands that, in order for Ventas, Inc., Lessor's Affiliate, to qualify as a real estate investment trust ("REIT"), the
                                                                   ----
following requirements (the "REIT Requirements") must be satisfied:
                             -----------------

          (i) Rent allocable for purposes of Section 856 of the Code to Lessor's personal property that is leased to Tenant under a lease at the beginning and end of a calendar year cannot exceed 15% of the total Rent under such lease.

          (ii) Tenant cannot sublet the property that is leased to it by Lessor, or enter into any similar arrangement, on any basis such that the rental or other amounts paid by the sublessee thereunder would be based, in whole or in part, on either (i) the net income or profits derived by the business activities of the sublessee or (ii) any other formula such that any portion of the rent paid by Tenant to Lessor would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code.

          (iii) Tenant cannot transfer or assign Tenant's rights under the Lease to, or sublease the property leased to it by Lessor to, or enter into any similar arrangement with, any person in which Lessor has provided written notice to Tenant that it owns, directly or indirectly, a 10% or more interest, within the meaning of Section 856(d)(2)(B) of the Code.

          Section 36.1.2 Notwithstanding any other provisions of this Lease to the contrary, Tenant agrees, and agrees to use reasonable efforts to cause its Affiliates, to cooperate in good faith with Lessor to ensure that the REIT Requirements are satisfied, including, but not limited to, providing Lessor with information about the ownership of Tenant, and its Affiliates to the extent that such information is reasonably available. Tenant agrees, and agrees to use reasonable efforts to cause its Affiliates, upon request by Lessor to take reasonable action necessary to ensure compliance with the REIT Requirements. Immediately after becoming aware that the REIT Requirements are not, or will not be, satisfied, Tenant shall notify, or use reasonable efforts to cause its Affiliates to notify, Lessor of such noncompliance.

     Lessor agrees to reimburse Tenant for the reasonable amount of any out of pocket expenses incurred by Tenant or its Affiliates in satisfying the requirements of this Section 36.1.2.
                     --------------

          Section 36.1.3 Lessor and Tenant agree that, for all income tax purposes, they shall accrue and report and maintain the Accrued Rent, Accrued Rent Interest and Unpaid Accrued Rent for each Rent Calculation Year (or the portion thereof falling within a taxable period) in the amounts specified in this Lease for each Rent Calculation Year and shall not report as income or deduct, as the case may be, amounts of income or deduction allocable to such Rent Calculation Year in a manner inconsistent with such amounts, it being the intent of the parties that accrual of income and deductions for federal and other income tax purposes shall be in the same amounts and at the same times as such amounts are specified in this Lease. Lessor and Tenant acknowledge and agree that the provisions of this Lease relative to Base Rent and the deferred payment of portions of the Base Rent and the accrual of interest on such deferred Rent have been negotiated at arms-length and have been included herein for the sole purpose of improving the creditworthiness of Tenant and obtaining the necessary approvals of the Bankruptcy Plan, including, without limitation, satisfying the requirements relative to the feasibility of the Bankruptcy Plan. Neither Lessor nor Tenant shall treat this Lease as subject to rent leveling (or constant rental accrual) under the disqualified rental agreement rules of Section 467 of the Code.

                                 ARTICLE XXXVII

     Section 37.1 Intentionally Omitted.

     Section 37.2 Lessor's Option to Purchase the Tenant's Personal Property.
                  -----------------------------------------------------------
Effective on not less than ninety (90) days prior written notice given at any time within one hundred eighty (180) days prior to the expiration of the Term, but not later than ninety (90) days prior to such expiration, or such shorter notice as shall be appropriate if this Lease is terminated in whole or in part or Tenant is dispossessed of any of the Leased Properties prior to the expiration of the Term, subject to the rights of any Leasehold Mortgagee in respect of Tenant's Personal Property, Lessor or its designee shall have the option to purchase all (but not less than all) of Tenant's Personal Property located at the Leased Property(ies) in question, if any, at any expiration or termination of the Term, for a purchase price equal to the unamortized portion of the original cost based upon the economic useful life, as defined by the American Hospital Guide (or, if such guide ceases to be published by the American Hospital Association, a substitute guide or other economic useful life reference book mutually agreed upon by Lessor and Tenant, each acting reasonably), subject to, and with appropriate price adjustments for, all equipment leases, conditional sale contracts, UCC-1 financing statements (including those financing statements filed in connection with the Leasehold Mortgages) and other encumbrances to which such Personal Property is subject. Promptly following demand by Lessor (but in any event within thirty (30) days following such demand), Tenant shall deliver to Lessor a computation and statement, in form, content and detail reasonably satisfactory to Lessor, of the purchase price described above as of the date of such expiration, termination or dispossession, as the case may be, for all of Tenant's Personal Property located at the Leased Property(ies) in question.

                                ARTICLE XXXVIII

     Section 38.1 Lessor May Grant Liens. Without the consent of Tenant, Lessor
                  ----------------------
may, subject to the terms and conditions set forth below in this Section 38.1,
                                                                 ------------
from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement ("Encumbrance") upon any
                                                     -----------
Leased Property or any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing. Any lender, which takes an interest in the applicable Leased Property pursuant to this Article
                                                                     -------
XXXVIII, (a) shall agree to give Tenant the same notice, if any, given to Lessor
-------
of any default or acceleration of any obligation underlying any such mortgage or any sale in foreclosure under such mortgage, (b) shall agree to permit Tenant to cure any such default on Lessor's behalf within any applicable cure period, and Tenant shall be reimbursed by Lessor for any and all out-of-pocket costs incurred to effect any such cure (including reasonable attorneys' fees), (c) shall agree to permit Tenant to appear by its representative and to bid at any sale in foreclosure made with respect to any such mortgage and (d) shall agree not to disturb Tenant's possession so long as Tenant is not in default in performing its obligations hereunder.

                                 ARTICLE XXXIX

     Section 39.1 Environmental Indemnity. Tenant hereby agrees to hold harmless
                  -----------------------
Lessor, any successors to Lessor's interest in this Lease and in any Leased Property, and Lessor's and such successors' directors, officers, partners, members, employees and agents from and against any losses, claims, damages (including consequential damages), penalties, fines, liabilities (including strict liability), costs (including cleanup and recovery costs), and expenses (including expenses of litigation and reasonable attorneys' fees) incurred by Lessor or any other indemnitee or assessed against the Leased Property by virtue of any claim or lien by any governmental or quasi-governmental unit, body, or agency, or any third party, for cleanup costs or other costs pursuant to the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, all as amended from time to time, and all state laws and federal and state regulations pursuant to the foregoing (collectively "Environmental Laws").
                                                     ------------------
Tenant's indemnity shall survive the expiration or any termination of this Lease. Provided, however, Tenant shall have no indemnity obligation with respect
       --------  -------
to (i) Hazardous Materials first introduced to the Leased Property subsequent to the date that Tenant's occupancy of the applicable Leased Property shall have fully terminated or (ii) Hazardous Materials first introduced to the Leased Property prior to April 30, 1998, except to the extent arising from any deterioration on or after April 30, 1998 in any condition existing prior to the April 30, 1998. "Hazardous Materials" means any substance the presence of which
                --------------------
poses a hazard to the health or safety of persons on or about the Leased Property or which requires removal or remediation under any Environmental Law, including without limitation, any substance which is toxic, explosive, flammable, radioactive, or otherwise hazardous or is included within the meaning of "hazardous substance", "hazardous waste", "toxic substance", or "pollutant" as defined in any Environmental Law. At any time during the Term of this Lease, Lessor may require one or more environmental audits of the Leased Properties, in such form, scope and substance as specified by Lessor, at Tenant's expense. Tenant shall, within thirty (30) days after receipt of an invoice from Lessor, reimburse Lessor for all costs and expenses incurred in reviewing any environmental audit, including without limitation, reasonable attorneys' fees and costs.

                                   ARTICLE XL

     Section 40.1 Miscellaneous. Anything contained in this Lease to the
                  -------------
contrary notwithstanding, all claims against, and liabilities of, Tenant or Lessor arising prior to any date of termination or expiration of this Lease shall survive such termination or expiration. If any term or provision of this Lease or any application hereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any late charges provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing and in recordable form signed by Lessor and Tenant. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 40.2 Non-Recourse. Tenant specifically agrees to look solely to
                  ------------
Lessor's and any successor owner's interest in the Leased Properties for recovery of any judgment from Lessor, it being specifically agreed that neither Lessor, any such successor owner, nor any officer, director, employee, lender, agent or Affiliate of Lessor or any such successor owner shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Tenant. Tenant shall have no recourse against any other property or assets of Lessor or any successor owner, or against any property or assets of any officer, director, shareholder, partner, lender, agent or Affiliate of Lessor or any successor owner. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Lessor or Lessor's successors in interest, or any action not involving the personal liability of Lessor (original or successor). Furthermore, except as otherwise expressly provided herein, in no event shall Lessor (original or successor) ever be liable to Tenant for any special, indirect or consequential damages suffered by Tenant from whatever cause.

     Section 40.3 Transition of Operations.
                  ------------------------

            (a) Upon the expiration or earlier termination of the Term as to any Leased Property, or any dispossession of Tenant as to any Leased Property, Tenant shall, to the maximum extent permitted by applicable law, transfer to Lessor or Lessor's designee and/or cooperate in all reasonable respects with Lessor or Lessor's designee to enable Lessor or Lessor's designee to apply for and obtain all licenses, operating permits, provider agreements, provider status, certificates of need, certificates of exemption, approvals, waivers, variances and other governmental, quasi-governmental and private authorizations necessary for the operation of the Leased Property as to which the Term is expired or terminated or as to which Tenant has been dispossessed and the Facilities located thereon, or any of them, for their respective Primary Intended Uses (collectively "Authorizations"); provided that the costs and
                            ----------------   --------
expenses of any such transfer or obtaining of Authorizations shall be paid by Lessor or Lessor's designee unless such termination or dispossession results from an Event of Default, in which event the costs and expenses of any such transfer or obtaining of Authorizations shall be paid by Tenant. It is the express intention of the parties that at the expiration or earlier termination of the Term as to any Leased Property, and upon any dispossession of Tenant in connection with any Event of Default as to any Leased Property, any and all Authorizations needed to operate each Leased Property as to which the Term is expired or terminated, or as to which Tenant has been dispossessed, for its Primary Intended Use shall, to the maximum extent permitted by applicable law, remain with such Leased Property and shall be transferred into the name of Lessor or Lessor's designee, regardless of whether such Authorization is in the name of Tenant at any time during the Term. Without limiting the generality of the foregoing, Tenant shall furnish to Lessor or its designee complete and accurate documents and information in Tenant's possession, custody or control necessary or reasonably requested by Lessor or its designee in connection with any such transfer or the completion and processing of any applications for Authorizations.

     (b) In anticipation of the expiration of this Lease as to any Leased Property, upon the earlier termination of this Lease as to any Leased Property, and/or upon any dispossession of Tenant in connection with any Event of Default as to any Leased Property, Tenant shall cooperate with Lessor in all reasonable respects to facilitate and effectuate the orderly transfer of operations at the affected Facility(ies) as a going concern; provided, however, that, unless such
                                           --------  -------
termination or dispossession results from an Event of Default by Tenant, notwithstanding anything to the contrary contained in this subsection (b), Tenant shall not be required to incur any out-of-pocket operating losses or costs in so cooperating. Such cooperation shall include, without limitation: (i) furnishing to Lessor or any prospective successor operator of a Facility designated by Lessor complete and accurate books, records, files, documents and information in Tenant's possession, custody or control necessary or reasonably requested by Lessor or its designee in connection with the assessment and/or assumption of the operations of such Facility(ies); (ii) facilitating the evaluation and employment by Lessor or its designee of such employees of Tenant as Lessor or its designee may elect to evaluate or employ, including, without limitation, to the extent permitted by law, affording Lessor or its designee access to all relevant personnel files, records, documents and information in Tenant's possession, custody or control; and (iii) assigning to Lessor or its designee such assignable patient, vendor, service provider and other contracts relating to the Facility(ies) in question as Lessor or its designee may request; provided, however, that Tenant's cooperation obligation shall not include
--------  -------
undertaking primary responsibility for such transfer of operations.

     (c) Notwithstanding anything to the contrary contained in this Lease, Tenant shall not, prior to the ninetieth (90th) day preceding the expiration of this Lease as to any Leased Property, commence to wind up and terminate the operations of the Facility operated thereon by relocating the patients or occupants thereof to other health care facilities (a "Facility Termination"). If
                                                      --------------------
Lessor has not notified Tenant in writing prior to the ninetieth (90th) day preceding the expiration of this Lease as to a Leased Property and the Facility thereon that Lessor has procured a successor operator for such Facility who has submitted applications for the Authorizations required to assume the operations of such Facility (a "Qualified Successor"), then Tenant may commence the
                     -------------------
Facility Termination and, upon the expiration of this Lease as to such Leased Property and Facility, Tenant shall vacate such Leased Property and surrender possession thereof to Lessor in accordance with all of the applicable requirements of this Lease. If, prior to the ninetieth (90th) day preceding the expiration of this Lease as to a Leased Property and the Facility thereon, Lessor notifies Tenant in writing that Lessor has procured a Qualified Successor for such Facility, Tenant shall not commence the Facility Termination (any notice of the nature referenced in this sentence is herein referred to as a "Section 40.3 Notice"). In such event, Tenant shall thereafter operate such
 -------------------
Facility in accordance with all of the requirements of this Lease until the earliest to occur of (i) the date (on or after the expiration of this Lease as to such Leased

Property and Facility) on which such Qualified Successor will assume the operation of such Facility, as specified in a written notice from Lessor to Tenant given not less than thirty (30) days prior to the date of such assumption, (ii) the date that is ninety (90) days after the expiration of this Lease as to such Leased Property and Facility, and (iii) the date (on or after the expiration of this Lease as to such Leased Property and Facility) which is ninety (90) days after Tenant receives written notice from Lessor that, notwithstanding the foregoing, Tenant may commence the Facility Termination, on which earliest date, Tenant shall vacate the Leased Property in question and surrender possession thereof to Lessor in accordance with all of the applicable requirements of this Lease. In the event Lessor sends Tenant a Section 40.3 Notice and, as a result thereof, Tenant operates a Facility beyond the aforesaid expiration date applicable thereto, then, from and after the expiration of this Lease as to such Facility and until the earliest to occur of the dates described in clauses (i), (ii) and (iii) above (the "Reimbursement Period"), Lessor shall
                                           --------------------
reimburse Tenant for any operating deficits of such Facility that Tenant may be required to fund out-of-pocket on account of operating losses and expenses of such Facility incurred by Tenant with respect to the Reimbursement Period. Any such reimbursement shall be due from Lessor to Tenant within thirty (30) days after written request by Tenant, provided that Tenant shall furnish such documentation of such operating deficits, losses and expenses as Lessor may reasonably request. For purposes of determining the amount of any operating deficits, or operating losses and expenses, so incurred by Tenant with respect to the Reimbursement Period, Lessor and Tenant agree that (1) there shall be included therein, without limitation, (x) Rent, which shall continue to be due and payable or accrue, as the case may be, at the same rates as are in effect prior to the expiration of the Term, and (y) any increase in employee severance, and all costs and liabilities, that may be incurred by Tenant in connection with Tenant's employees' employment by virtue of Tenant's delayed compliance with the Worker Adjustment and Retraining Notification Act, or any similar State law, due to Tenant's cooperation and other obligations under this subsection (c), and (2) Tenant shall serve upon its employees any notice required under the Worker Adjustment and Retraining Notification Act, or any similar State law, as soon as reasonably practicable after it becomes clear when the Reimbursement Period will end, whether due to Tenant's receipt of a written notice under subsection (i) or
(iii) above or due to the terms of subsection (ii) above which provides that, in all events, the Reimbursement Period shall end no later than the date referenced in such subsection (ii). In lieu of the aforesaid reimbursement from Lessor, Tenant may instead elect to continue to be responsible for payment of all costs and expenses of continuing to comply with this Lease as to such Facility during the Reimbursement Period, provided and on the condition that Tenant provides written notice to Lessor of such election within fifteen (15) days after Tenant's receipt of Lessor's Section 40.3 Notice. In the event Tenant so elects to forego its aforesaid reimbursement from Lessor, during the Reimbursement Period, Current Rent and Accrued Rent allocable to such Facility shall be payable in the manner set forth in Section 3.1 of this Lease, but with each such
                                   -----------
component of Rent being reduced to one-half (1/2) of the respective amounts thereof that were allocable to such Facility as of the expiration of the Term as to such Facility. In the event Lessor sends Tenant a Section 40.3 Notice and, as a result thereof, Tenant operates a Facility beyond the expiration date applicable thereto, any Facility Default that occurs with respect to such Facility and Leased Property during the Reimbursement Period shall in no event give rise to any right in favor of Lessor to exercise any rights or remedies under Article XVI hereof with respect to any other Facility or Leased Property.
      -----------

     Section 40.4 Right to Enter. Lessor and Lessor's agent shall have the right
                  --------------
to enter the applicable Leased Property at all reasonable times for the purpose of exhibiting the Leased Property to others (i) if Tenant has not exercised its right with respect to any applicable Extended Term within the time period set forth in this Lease, or (ii) during the last eighteen (18) months of the Term (if all available options for Extended Terms have previously been exercised).

     Section 40.5 Integration. This Lease contains the entire agreement between
                  -----------
Lessor and Tenant with respect to the subject matter hereof. No representations, warranties or agreements have been made by Lessor except as set forth in this Lease.

     Section 40.6 Severability. If any term or provision of this Lease is held
                  ------------
or deemed by Lessor to be invalid or unenforceable, such term or provision shall be modified as slightly as possible so as to render it valid and enforceable; if such term or provision, as modified, shall be held or deemed invalid or unenforceable, such holding shall not affect the remainder of this Lease and same shall remain in full force and effect, unless such holding substantially deprives Tenant of the use of the Leased Property(ies) or Lessor of the rents herein reserved, in which event this Lease shall forthwith terminate as if by expiration of the Term.

     Section 40.7 Subject to Law.
                  --------------

           (a) All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof, including those which do not require the giving of notice, does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Lease invalid or unenforceable under any applicable law. All waivers, consents, confessions and releases provided for in this Lease are effective only to the extent permitted by applicable law.

           (b) This Lease was negotiated in the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. In all respects, the law of the State of New York shall govern the validity of and enforceability of the obligations of the parties set forth herein, but all provisions hereof relating to the creation of the leasehold estate and remedies set forth in Article XVI shall be governed
                                                  -----------
by the laws of the State in which each applicable Leased Property that is the subject of dispute is located and the parties hereto will submit to jurisdiction and the laying of venue for any suit on this Lease in the Commonwealth of Kentucky.

     Section 40.8 Waivers. No waiver of any condition or covenant herein
                  -------
contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof or of any condition or covenant herein construed as a waiver of such default, or of Lessor's right to terminate this Lease or exercise any other remedy granted herein on account of such existing default.

     Section 40.9 Binding Character. This Lease shall be binding upon and shall
                  -----------------
inure to the benefit of the heirs, successors, personal representatives, and permitted assigns of Lessor and Tenant.

       Section 40.10 Modification. This Lease may be only be modified by a
                     ------------
writing signed by both Lessor and Tenant.

       Section 40.11 Forbearance. No delay or omission by either party hereto to
                     -----------
exercise any right or power accruing upon any noncompliance or default by the other party with respect to any of the terms hereof shall impair any such right or power or be construed to be a waiver thereof.

       Section 40.12 Lease Guaranty. In the event of any sublease of any Leased
                     --------------
Property(ies) or any portion thereof to an Affiliate of any Tenant pursuant to the terms of this Lease, regardless of whether Lessor's prior consent is required therefor, such subtenant shall execute and deliver a Lease Guaranty relative to the Leased Property(ies) or portion thereof subleased by it. Tenant represents and warrants to Lessor that Schedule 40.12 attached hereto and made a
                                       --------------
part hereof reflects the identities of all Affiliates of any Tenant from whom a Lease Guaranty is required hereunder as of the Effective Date and the respective Leased Properties (or parts thereof) subleased by each of such Affiliates. Tenant agrees, from time to time within fifteen (15) days after receipt of a written request therefor from Lessor, to deliver to Lessor an Officer's Certificate which updates all of the information contained in Schedule 40.12.
                                                              --------------

       Section 40.13 Intentionally omitted.

       Section 40.14 Confidentiality.
                     ---------------

              (a) Each of Lessor and Tenant agrees that, except as otherwise explicitly provided in this Section 40.14, all Information (as defined below)
                            -------------
provided by Lessor to Tenant and by Tenant to Lessor (the party providing such Information being referred to as "Disclosing Party" and the party receiving the
                                  ----------------
Information being referred to as "Recipient") will be kept confidential and will
                                  ---------
not, without Disclosing Party's prior written consent, be disclosed by Recipient, in whole or in part, to any person, in any manner whatsoever.

              (b)    Recipient may disclose Information:

              (i) to those of Recipient's officers, directors and employees who are informed by Recipient of the confidential nature of the Information and who agree, for Disclosing Party's benefit, to act in accordance with the terms and conditions of this Section 40.14; Recipient
                                                        -------------
       will be responsible for any breach of this Section 40.14 by such persons.
                                                  -------------

              (ii)   in the case where Lessor is the Recipient

                     (A) to the extent the Information is both (x) of a financial, operating, regulatory, business or similar nature, and (y) has been aggregated to relate to any or all of the Master Leases, a jurisdiction or jurisdictions (such as a state or region), a class or classes of asset (e.g. nursing facilities or hospitals) or any other category, in each case so long as such disclosure is not on a per Leased Property basis; or

                     (B) if Lessor is a Ventas Lessor, to the extent the Information relates to a particular Master Lease Leased Property(ies), and either

                         (w) is provided to Facility Mortgagees, prospective
                     Facility Mortgagees, Superior Lessors, prospective Superior Lessors, purchasers, prospective purchasers, tenants or prospective tenants of such Master Lease Leased Property(ies); provided that any such party listed in this clause (w) who receives such Information is informed by Lessor or the Ventas Lessor(s) of the applicable Master Lease Leased Property(ies) of the confidential nature of the Information and agrees with Lessor or the Ventas Lessor(s) of the applicable Master Lease Leased Property(ies) to keep such Information confidential pursuant to a standard confidentiality agreement; and provided further that such Information may be disclosed to tenants or prospective tenants only if either (i) Tenant has not, at least seventeen (17) months prior to the then current Term applicable to the related Renewal Group, given to the Ventas Lessor of the applicable Master Lease Leased Property written notice of Tenant's intention to renew the applicable lease with respect to the Master Lease Leased Properties within such Renewal Group, or (ii) an Event of Default has occurred under the applicable lease of such Master Lease Leased Property(ies); or

                         (x) is disclosed in connection with or following a
                     sale, closure, material casualty, default or prospective default with respect to such Master Lease Leased Property; or

                         (y) relates to the location or size of, or the number
                     of licensed beds at, such Master Lease Leased Property or the rent for such Master Lease Leased Property; or

                         (z) is of the type customarily disclosed by a public
                     healthcare real estate investment trust; or

                     (C) if Lessor is not a Ventas Lessor, to the extent the Information relates to a particular Leased Property(ies), and either

                         (w) is provided to Facility Mortgagees, prospective
                     Facility Mortgagees, Superior Lessors, prospective Superior Lessors, purchasers, prospective purchasers, tenants or prospective tenants of such Leased Property(ies); provided that any such party listed in this clause (w) who receives such Information is informed by Lessor of the confidential nature of the Information and agrees with Lessor to keep such Information confidential pursuant to a standard confidentiality agreement; and provided further that such Information may be disclosed to tenants or prospective tenants only if either (i) Tenant has not, at least seventeen (17) months prior to the then current Term applicable to the related Renewal Group, given to Lessor written notice of Tenant's intention to renew this Lease with respect to the Leased Properties within such Renewal Group, or (ii) an Event of Default has occurred under the Lease of such Leased Property(ies); or

                    (x) is disclosed in connection with or following a sale,
              closure, material casualty, default or prospective default with respect to such Leased Property; or

                    (y) relates to the location or size of, or the number of
              licensed beds at, such Leased Property or the rent for such Leased Property; or

                    (z) is of the type customarily disclosed by a public
              healthcare real estate investment trust.

      (iii) to the extent Recipient reasonably determines that disclosure of the Information is required by any Legal Requirement applicable to Recipient or any applicable rule, regulation, or requirement of any securities exchange on which the Recipient's securities are listed or admitted for trading (a "Disclosure Law") pursuant to the procedures set forth in Section 40.14(h)
 --------------                                                   --------
below.

      (iv) in connection with any proceeding in which Recipient is attempting to protect or enforce any rights and/or remedies in connection with this Lease or any of the other Combined Leases, but only to the extent necessary to protect or enforce such rights and/or remedies.

      (v) to any person in a confidential relationship with the Recipient, including Recipient's auditors, advisors, consultants, lawyers, and others who agree with Recipient to be bound by a standard confidentiality agreement, such as lenders, prospective lenders, purchasers, potential purchasers, tenants and prospective tenants; provided, however, that Recipient shall not be liable to Disclosing Party for any breach by such persons of such confidential relationship or confidentiality arrangements; provided further, however, that Recipient shall assign to Disclosing Party (or enforce on Disclosing Party's behalf and at Disclosing Party's cost) the Recipient's rights under such confidentiality agreement or obligations.

      (vi) to the extent legally compelled to disclose any of the Information pursuant to a subpoena or other legal process having the force of law. Recipient will provide Disclosing Party with prompt notice so that Disclosing Party or any of its representatives may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, Recipient will furnish only that portion of the Information which Recipient has been advised is legally required and Recipient will exercise its reasonable efforts to attempt to obtain reliable assurance that confidential treatment will be accorded the Information so to be furnished. In any event, Recipient will cooperate with (and not oppose) any reasonable action by Disclosing Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such Information.

              (vii) in the case where Lessor is the Recipient, to the extent Lessor reasonably determines that the Information is required under Disclosure Law applicable to Recipient to be disclosed in connection with a distribution (a "Ventas Stockholder Distribution") by Recipient (or any
                         -------------------------------
      of its transferees) to Recipient's stockholders of the common stock of Tenant received by VRLP upon consummation of Tenant's bankruptcy case (the "Tenant Shares") pursuant to the procedures set forth in Section 40.14(h)
       -------------                                           ----------------

      below; provided; however, that in connection with a Ventas Stockholder Distribution pursuant to a registration statement prepared by Tenant under the terms of the Registration Rights Agreement by and among Tenant, VRLP and certain other parties thereto (the "Registration Rights Agreement"),
                                             -------------------------------
      no such disclosure shall be permitted during either (A) a Shelf Suspension pursuant to Section 3 of the Registration Rights Agreement, or (B) a "black-out period" applicable to "Holders" pursuant to Section 5 of the Registration Rights Agreement.

              (viii) in the case where Lessor is the Recipient, pursuant to the procedures set forth in Section 40.14(h) below, to the extent Lessor
                              ----------------
      reasonably determines that the Information is required to be disclosed under Disclosure Law applicable to Recipient in connection with a sale by Recipient of Tenant Shares and notice of such proposed disclosure occurs pursuant to a Disclosure Notice received by Tenant no later than 15 Business Days after (A) the filing by Tenant of a report on Form 8-K, 10-Q or 10-K, (B) the termination of a Shelf Suspension pursuant to Section 3 of the Registration Rights Agreement, (C) the termination of a "black-out period" applicable to "Holders" pursuant to Section 5 of the Registration Rights Agreement, or (D) Tenant shall have provided Ventas, Inc. or VRLP with written notice of any "Accretive Transaction" as defined in and in accordance with the requirements of Article Twelfth of Tenant's Amended and Restated Certificate of Incorporation.

              (c) Information means (i) all and any data, reports, including any survey deficiency reports or summaries thereof, forecasts,records, agreements and other information (whether written, magnetic, digital or in any other form) furnished after April 20, 2001 by Disclosing Party or by any of its representatives or advisors to Recipient that is both (x) material and proprietary, and (y) in the case where Tenant is the Disclosing Party, that is required to be furnished pursuant to Section 8.1; 8.2; 26.1(b)(ii) (but only to
                                     -----------  ---  ----------
the extent furnished on a per Master Lease Leased
Property basis (if Lessor is a Ventas Lessor) or on a per Leased Property basis (if Lessor is not a Ventas Lessor)); 26.1(c); 26.1(d); 26.1(e)(iii), (iv), (v)
                                     -------  -------  ------------  ----  ---
or (vii); 26.1(h); and 26.1(i), and (ii) EBITDAR, profitability, census and
    ----  -------      -------       --
regulatory deficiency data for each Master Lease Leased Property (if Lessor is a Ventas Lessor) or for each Leased Property (if Lessor is not a Ventas Lessor). For purposes of this Section 40.14, information and other materials will be
                     -------------
deemed furnished or prepared by, or furnished to, a person if furnished or prepared by, or if furnished to, such person or an affiliate of such person, or any employee,agent, partner, representative or advisor of such person. As used in this Section 40.14, person means any natural person and any corporation,
        -------------
partnership, association, firm or other entity or organization of any kind whatsoever, and all references to Recipient in this Section 40.14 shall include
                                                    -------------
its affiliates, and an affiliate of a designated person means a second person which (directly or indirectly) controls, is controlled by, or is under common control with, such designated person; provided, however, that Lessor and Tenant shall not be deemed to be affiliates.

              (d) The obligations under Section 40.14(a) will not apply to any
                                        ----------------
Information which (i) was known to Recipient prior to Disclosing Party's disclosure of such Information to Recipient (unless Recipient's knowledge was obtained confidentially or from a source which to Recipient's knowledge was not permitted to disclose such Information to Recipient) or (ii) becomes available to Recipient on a nonconfidential basis from a source (other than Disclosing Party or any of its employees, agents, representatives or advisors) who to the knowledge of the Recipient is not prohibited from disclosing such Information to Recipient by any legal, contractual or fiduciary obligation.

              (e) Recipient acknowledges that remedies at law may be inadequate to protect against breach of the provisions of this Section 40.14, and Recipient
                                                    -------------
hereby in advance agrees that Disclosing Party shall not be obligated to establish actual damages or the inadequacy of monetary damages in seeking an injunction. Such injunctive relief will not be deemed to be the exclusive remedy for a breach by Recipient of the provisions of this Section, but will be in addition to all other remedies available at law or equity to Disclosing Party.

              (f) Lessor shall have the right to temporarily suspend Tenant's obligation to provide it with Information pursuant to the terms of this Lease or otherwise for a specified period of time or for a period of time terminating upon the occurrence of a specified event, including notice from Lessor (the "Suspension Period"). During the Suspension Period, Tenant shall, if requested
 -----------------
by Lessor, deliver such Information to a third party in a confidential relationship with Lessor. Upon expiration or termination of the Suspension Period, Tenant will deliver to Lessor within three Business Days all Information that Tenant otherwise would have been required to deliver during the Suspension Period and shall immediately, once again, be subject to all of the information delivery requirements set forth in this Lease.

              (g) Recipient acknowledges that no failure or delay in exercising any right under this Section 40.14 shall operate as a waiver thereof, nor will
                     -------------
any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder.

              (h) In connection with any proposed disclosure pursuant to Section
                                                                         -------
40.14(b)(iii), (vii) or (viii), the Recipient shall provide the Disclosing Party
-------------  -----    ------
with advance written notice of the proposed disclosure shall set forth the Information to be disclosed, the proposed date of disclosure (the "Disclosure
                                                                   ----------
Date"), the basis for such disclosure as well as the manner of such disclosure
----
(the "Disclosure Notice"). The Disclosure Notice shall be delivered to the
      -----------------
Disclosing Party no later than the Disclosure Notification Date (as defined below). The Recipient and the Disclosing Party shall cooperate with one another and negotiate in good faith to seek a mutually satisfactory resolution with respect to such proposed disclosure. In the event the Disclosing Party has not, prior to the Disclosure Date, either (A) consented to the proposed disclosure (or such modified disclosure as the Recipient and Disclosing Party may mutually agree) or (B) itself made disclosure of the Information contained in such Disclosure Notice (or such modified disclosure as the Recipient and

Disclosing Party may mutually agree) the Recipient may disclose such Information to the extent and in the manner set forth in such Disclosure Notice.

              (i) Disclosure Notification Date shall mean the latest of the dates set forth below:

              (A) five (5) Business Days prior to the Disclosure Date;

              (B) in the case of Section 40.14(b)(iii), such shorter period of
                                 ---------------------
time prior to the Disclosure Date which is reasonable (in light of the nature of the Information to be disclosed and the Disclosure Law applicable thereto);

              (C) in the case of Section 40.14(b)(vii), two Business Days
                                 ---------------------
preceding any previously publicly announced date for the Ventas Stockholder Distribution; and

              (D) in the case of Section 40.14(b)(viii)(D), three (3) Business
                                 -------------------------
Days in advance of the date Ventas, Inc. or VRLP is obligated to accept or reject Tenant's offer to purchase securities in connection with the Accretive Transaction.

       Section 40.15 New Lease. Lessor shall have the right, at any time and
                     ---------
from time to time during the Term for a legitimate business purpose, by written notice to Tenant, to require Tenant to execute an amendment to this Lease whereby one or more Leased Properties (individually, a "Transferred Property" or
                                                        --------------------
collectively, "Transferred Properties") is separated and removed from this
               ----------------------
Lease, and to simultaneously execute a substitute lease with respect to such Transferred Property(ies), in which case:

              (a) Lessor and Tenant shall execute a new lease (the "New Lease")
                                                                    ---------
    for such Transferred Property(ies), effective as of the date specified in subsection (c) below (the "Property Transfer Date"), in the same form and
                               ----------------------
    substance as this Lease, but with the following changes thereto:

              (i) The initial Base Rent for such Transferred Property(ies) shall be an amount equal to the product of (x) the percentage(s) set forth opposite the Transferred Property(ies) on Exhibit C, attached hereto and
                                              ---------
    made a part hereof (the "Transferred Property Percentage(s)"), and (y)
                             ----------------------------------

    aggregate Base Rent in effect under this Lease on the Property Transfer
    Date;

              (ii) The initial Current Rent for such Transferred Property(ies) shall be an amount equal to the product of (x) the Transferred Property Percentage(s), and (y) aggregate Current Rent in effect under this Lease on the Property Transfer Date;

              (iii) To the extent that there is any Unpaid Accrued Rent under this Lease as of such Property Transfer Date, then an amount of such unpaid Accrued Rent equal to the product of (x) the Transferred Property Percentage(s), and (y) the aggregate amount of Unpaid Accrued Rent under this Lease as of the Property Transfer Date, shall be deemed to be outstanding under the New Lease;

       (iv) Any rental escalations required under the New Lease to be made on the May 1 immediately following the Property Transfer Date shall be made under the New Lease on such May 1, in the full amount required as if such Transferred Property(ies) had been under the New Lease for a full year, notwithstanding that the period from the Property Transfer Date to such succeeding May 1 may be less than one full year;

       (v)    "Base Patient Revenues" as defined in Section 2.1 of the New Lease
                                                    -----------
shall mean the Base Patient Revenues from the Transferred Property(ies) for the calendar year ending on December 31, 1999 as set forth on Schedule 2.1A;
                                                          -------------

       (vi)   Intentionally omitted;

       (vii)  Intentionally omitted;

       (viii) Without limitation of subsection (xiv) below, under Section 3.2 of
                                                                  -----------
the New Lease, the Reset Fee under such New Lease shall be an amount equal to the product of (x) the Transferred Property Percentage(s), and (y) the Reset Fee applicable to this Lease on the Property Transfer Date;

       (ix)   Exhibit C to such New Lease shall include (A) rent only for the
              ---------
Transferred Property(ies) covered by such New Lease; and (B) a Transferred Property Percentage for each such Transferred Property, equal to the percentage that the rent for such Transferred Property comprises of the aggregate rents for all Transferred Properties under such New Lease (and the aggregate of all Transferred Property Percentages under such New Lease shall equal 100%);

       (x)    Subject to Section 22.7(g) hereof and without limitation and
                         ---------------
subject to the provisions of Sections 16.10, 19.1, 25.1.11 and 40.18 of this
                             --------------  ----  -------     -----
Lease and all other leases demising any of the Master Lease Leased Properties, the New Lease shall provide that the tenant thereunder shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under this Lease, insofar as they relate to the Transferred Property(ies) subject to the New Lease, that were not paid, performed and satisfied in full prior to the effective date of the New Lease (and Tenant, in its capacity as the tenant under this Lease, shall also be responsible for the payment, performance and satisfaction of the aforesaid duties, obligations and liabilities not paid, performed and satisfied in full prior to the effective date of such New Lease), and shall further provide that the tenant thereunder, in its capacity as the tenant under such New Lease, shall not be responsible for the payment, performance or satisfaction of any duties, obligations and liabilities of Tenant, in its capacity as the tenant under this Lease, arising after the Property Transfer Date (except that, because the tenant under such New Lease shall be the same as Tenant under this Lease, such New Lease will clarify that the tenant under such New Lease, as a legal entity, is responsible for such duties, obligations and liabilities under this Lease);

       (xi) If the New Lease relates to a single Leased Property, the New Lease shall provide that (1) because, for example, such New Lease may thereafter be amended by agreement of Lessor and Tenant to include one or more other leased properties or such New Lease may thereafter be combined with a Second Lease pursuant to Section 40.18 of such New Lease, with such New Lease as the Section
            -------------
40.18 Lease, Lessor and Tenant under such New Lease have, in creating such New Lease as a "New Lease" under Section 40.15 of one of the other Combined Leases,
                             -------------
nevertheless retained in such New Lease references to multiple Leased Properties and provisions and terms that apply to multiple Leased Properties and (2) without limitation of and subject to Sections 16.10, 19.1, 25.1.11 and 40.18 of
                                     --------------  ----  -------     -----
such New Lease and all other leases demising any of the Master Lease Leased Properties, for so long as such New Lease relates to a single Leased Property, the aforesaid references to multiple Leased Properties, and the aforesaid provisions and terms applicable to multiple Leased Properties, shall, if the context so requires in light of such New Lease relating to only a single Leased Property, be treated as references to a single Leased Property or as provisions and terms applicable to a single Leased Property;

       (xii) The New Lease shall not include any cross-default provisions that would make Tenant's default under this Lease or under any other New Lease entered into in accordance with this Lease or under any of the Master Leases or under any New Lease entered into in accordance with any of such Master Leases an event of default under such New Lease; provided, however, the foregoing portion
                                       --------  -------
of this clause (xii) is without limitation of and subject to the provisions of Sections 16.10, 19.1, 25.1.11 and 40.18 of this Lease and all other leases
--------------  ----  -------     -----
demising any of the Master Lease Leased Properties;

       (xiii) At the election of Lessor, any one or more of the provisions of the New Lease pertaining to Ventas, Inc.'s REIT status shall be deleted, including, without limitation, Section 25.3 and Article XXXVI hereof; and
                               ------------     -------------

       (xiv)  The New Lease (but not including any New Master Lease under
Section 40.17 hereof) shall include within Section 3.2 thereof a new subsection
-------------                              -----------
(g) thereof providing that (1) the lessor under the Original Master Lease shall have the sole and exclusive power and authority to exercise the rights of the lessor under Section 3.2 of each lease relating to one or more Master Lease
             -----------
Leased Properties (including the rights of the lessor under Section 3.2 of such
                                                            -----------
New Lease), and to bind such lessor with respect thereto and (2) the rights of such lessor under Section 3.2 of such New Lease, acting through the lessor under
                  -----------
the Original Master Lease as provided in subsection (1) above, must be exercised consistently and simultaneously with the exercise of such rights by the lessor under the Original Master Lease (for example, if a Reset Proposal Notice is to be sent, or the Reset Option is to be exercised, or determinations by appraisal are to be requested, the same must be done at the same time for all of the Master Lease Leased Properties (including the Transferred Properties subject to such New Lease)) and, if the Reset Option is to be exercised, the Reset Fees applicable to such New Lease and all other leases demising any of the Master Lease Leased Properties, must be paid to Tenant in connection with, and as a condition of, any such exercise (for example, if the Master Lease Leased Properties have not changed since April 20, 2001, the amount that would be required to be paid to Tenant with exercise of the Reset Option under such New Lease and all other leases demising any of the Master

       Lease Leased Properties would equal $2,085,946.00. Alternatively, for example, if (x) a New Master Lease is created pursuant to Section 40.17
                                                                 -------------
       of such New Lease and of the Original Master Lease and the Reset Fee attributable to the leased properties included in such New Master Lease that were previously Master Lease Leased Properties equals $100,000.00 and (y) prior to the creation of such New Lease, a partial termination of the Original Master Lease occurred pursuant to Section 40.16 thereof with
                                                      -------------
       respect to certain leased properties and, as a result thereof, the Reset Fee under the Original Master Lease was reduced by $25,000.00 pursuant to
       Section 40.16(f) of the Original Master Lease, the amount that would be
       ----------------
       required to be paid to Tenant with exercise of the Reset Option under such New Lease and all other leases of the remaining Master Lease Leased Properties would equal $1,960,946.00 ($2,085,946.00 - ($100,000.00 +
       $25,000.00) = $1,960,946.00).)

              (b) Upon execution of such New Lease, and effective as of the Property Transfer Date, this Lease shall be deemed to be modified and amended as follows:

              (i) The Transferred Property(ies) shall be excluded from the Leased Properties hereunder;

              (ii) Base Rent hereunder shall be reduced by the amount set forth in Section 40.15(a)(i) above;
                -------------------

              (iii) Current Rent hereunder shall be reduced by the amount set forth in Section 40.15(a)(ii) above;
                --------------------

              (iv) To the extent that there is any Unpaid Accrued Rent under this Lease as of such Property Transfer Date, the amount of such Unpaid Accrued Rent shall be reduced by the amount set forth in Section
                                                                -------
       40.15(a)(iii) above;
       -------------

              (v) "Base Patient Revenues", as defined in Section 2.1 hereof, shall be deemed to be reduced by the amount set forth in Section
                                                                -------
       40.15(a)(v) above;
       -----------
              (vi)   Intentionally omitted;

              (vii)  Under Section 3.2 of this Lease, the Reset Fee applicable
                           -----------
       to this Lease shall be reduced by the amount described in Section
                                                                 -------
       40.15(a)(viii) above; and
       --------------

              (viii) Exhibit C shall be modified so as to remove the allocation of rents and the Transferred Property Percentage(s) for the Transferred Property(ies), and the Transferred Property Percentages of the Leased Properties remaining under this Lease shall be recalculated so that each such Leased Property shall have a Transferred Property Percentage equal to the percentage that the rent for such Leased Property comprises of the aggregate rents for all Leased Properties remaining under this Lease, and so that the aggregate of all Transferred Property Percentages for Leased Properties remaining under this Lease equals 100%.

              (c) In the case of any New Lease that is entered into in accordance with Section 22.7 hereof, such New Lease shall be effective as of the
                ------------
date of termination of this Lease with respect to the applicable Leased Property(ies). In the case of any New Lease that is entered into in accordance with Section 19.4 hereof, such New Lease shall be effective as of the effective
     ------------
date therefor specified in such Section 19.4. In the case of all other New
                                -------------
Leases, such New Lease shall be effective on the date which is the earlier of
(i) the date the New Lease is fully executed and delivered by the parties thereto and (ii) the date specified in the written notice from Lessor to Tenant requiring a New Lease as described above, which date shall be no sooner than ten
(10) days, nor later than sixty (60) days, after the date such notice is issued.

              (d) Tenant shall take such actions and execute and deliver such documents, including without limitation the New Lease and new or amended Memorandum(s) of Lease and, if requested by Lessor, an amendment to this Lease, as are reasonably necessary and appropriate to fully effectuate the provisions and intent of this Section 40.15 and Lessor shall execute and deliver such new
                   -------------
or amended Memorandum(s) of Lease as are reasonably necessary and appropriate to fully effectuate the provisions and intent of this Section 40.15 and an
                                                   -------------
amendment of this Lease in accordance with Section 40.15(b) above.
                                           ----------------

              (e) Each Leasehold Mortgagee, Superior Lessor and Superior Mortgagee hereby consents to the provisions of this Section 40.15 and agrees,
                                                    -------------
upon request of Lessor, to execute an instrument consenting to the execution and delivery of the New Lease and of an amendment to this Lease, consistent with the foregoing provisions.

              (f) Each party shall bear its own costs and expenses in connection with any New Lease entered into in accordance with Section 19.4
                                                              ------------
hereof. In all other cases, the party requesting a New Lease under this Section
                                                                        -------
40.15 (and, for such purpose, Tenant shall be deemed to be the requesting party
-----
in the case of any New Lease entered into in accordance with Section 22.7 hereof
                                                             ------------
and Lessor shall be deemed to be the requesting party in the case of any New Lease entered into in accordance with Section 40.17 hereof) shall, promptly
                                      -------------
following receipt of a written demand therefor and reasonable supporting documentation, reimburse the other party hereto for its out-of-pocket costs and expenses incurred in connection with such New Lease, including, without limitation, reasonable attorneys' fees and any recording fees incurred by such other party in connection with the recording of new or amended Memorandum(s) of Lease.

       Section 40.16 Partial Expiration/Termination. In the event this Lease
                     ------------------------------
expires or terminates as to one or more, but less than all, of the Leased Properties (herein, the "Expired/Terminated Properties"), but no Separate Lease
                         -----------------------------
pursuant to Section 22.7 or New Lease in accordance with the terms of Section
            ------------                                              -------
40.15 (e.g. pursuant to the terms of Section 19.4 or Section 40.15), is entered
-----                                ------------    -------------
into on account thereof, effective as of the date of such expiration or termination (the "Partial Expiration/Termination Date"), the following
                  -----------------------------------
provisions shall be applicable:

              (a) The Expired/Terminated Properties shall be excluded from the Leased Properties hereunder (but without limitation and subject to the provisions of Sections 16.10,
              --------------

19.1, 25.1.11 and 40.18 of this Lease and all other leases demising any of the
----  -------     -----
Master Lease Leased Properties);

              (b) All Base Rent and Current Rent attributable to the Expired/Terminated Properties (determined based upon the aggregate of the Transferred Property Percentages applicable to the Expired/Terminated Properties), and all Additional Charges attributable to the Expired/Terminated Properties, shall be due and payable as of the Partial Expiration/ Termination Date, and all Unpaid Accrued Rent attributable to the Expired/Terminated Properties (determined in the same manner) shall continue to be owing from Tenant to Lessor and continue to bear Accrued Rent Interest, and shall be due and payable as of the Unpaid Accrued Rent Due Date. The respective amounts of the Base Rent, Current Rent and Unpaid Accrued Rent attributable to the Leased Properties other than the Expired/Termination Properties as of the Partial Expiration/Termination Date shall equal the respective amounts thereof immediately prior to such Partial Expiration/Termination Date less the respective amounts thereof allocated to the Expired/Terminated Properties as aforesaid;

              (c)    "Base Patient Revenues", as defined in Section 2.1 hereof,
                                                            -----------
shall have excluded therefrom all Base Patient Revenues attributable to the Expired/Terminated Properties, as set forth on Schedule 2.1A;
                                               -------------

              (d)    "Patient Revenues", as defined in Section 2.1 hereof, shall
                                                       -----------
have excluded therefrom all Patient Revenues attributable to the Expired/Terminated Properties;

              (e)    Intentionally omitted;

              (f)    Under Section 3.2 of this Lease, the Reset Fee applicable
                           -----------
to this Lease shall be reduced by an amount equal to the product of (i) the aggregate of the Transferred Property Percentages applicable to the Expired/Terminated Properties and (ii) the Reset Fee applicable to this Lease as of the Partial Expiration/Termination Date;

              (g)    Exhibit C shall be modified so as to remove the allocation
                     ---------
of rents to the Expired/Terminated Properties, and the Transferred Property Percentages of the Leased Properties remaining under this Lease shall be recalculated so that each such Leased Property shall have a Transferred Property Percentage equal to the percentage that the rent for such Leased Property comprises of the aggregate rents for all Leased Properties remaining under this Lease, and so that the aggregate of all Transferred Property Percentages for the Leased Properties remaining under this Lease equals 100%;

              (h)    Nothing in this Section 40.16 shall be deemed to limit or
                                     -------------
impair any of Lessor's or Tenant's rights and remedies at law, in equity, under this Lease or otherwise relative to the Expired/Terminated Properties or the Leased Properties that remain subject to this Lease;

              (i) Tenant shall take such actions and execute and deliver such documents, including, without limitation, if requested by Lessor, an amendment to this Lease, as are reasonably necessary and appropriate to fully effectuate the provisions and intent of this Section 40.16.
                                  -------------

              (j) Each Leasehold Mortgagee, Superior Lessor and Superior Mortgagee hereby consents to the provisions of this Section 40.16 and agrees,
                                                    -------------
upon request of Lessor, to execute an instrument consenting to the execution and delivery of an amendment to this Lease, consistent with the foregoing provisions.

       Section 40.17 Creation of New Master Lease. In the event of a sale during
                     ----------------------------
the first twenty-four (24) full calendar months following April 20, 2001 to a single purchaser that is not an Affiliate of Lessor (the "Unaffiliated Buyer")
                                                          ------------------
of twenty (20) or more of the Combined Leased Properties (collectively, the "Sub-Portfolio Properties"), Lessor, acting in concert with the other lessors of
 ------------------------
Sub-Portfolio Properties, shall have the right to require that the Sub-Portfolio Properties be excluded from the then existing Combined Leases and that Tenant enter into an additional master lease (the "New Master Lease") of the
                                            ----------------
Sub-Portfolio Properties with the Unaffiliated Buyer, as lessor, provided that each of the following conditions is satisfied: (i) the Coverage Ratio of the Sub-Portfolio Properties that are operated as hospitals is not greater than fifteen percent (15%) above or below the Coverage Ratio of the Combined Leased Properties that are operated as hospitals other than the Sub-Portfolio Properties (for example, if the Coverage Ratio of the Combined Leased Properties that are operated as hospitals other than the Sub-Portfolio Properties were 1.5:1, then the Coverage Ratio of the Sub-Portfolio Properties that are operated as hospitals must not exceed 1.72:1 or be less than 1.28:1); (ii) the Coverage Ratio of the Sub-Portfolio Properties that are operated as nursing centers is not greater than ten percent (10%) above or below the Coverage Ratio of the Combined Leased Properties that are operated as nursing centers other than the Sub-Portfolio Properties; and (iii) by the creation of the New Master Lease, Lessor shall not cause any of the Combined Leases, as it applies to any of the Combined Leased Properties, to be treated as a capital lease, rather than an operating lease, under generally accepted accounting principles or under the applicable rules of the Financial Accounting Standards Board. In the event that Lessor wishes to exercise its rights under this Section 40.17, Lessor, together
                                                -------------
with the other lessors of Sub-Portfolio Properties, shall give written notice thereof to Tenant not less than thirty (30) days prior to the anticipated date of closing of the sale of the Sub-Portfolio Properties to the Unaffiliated Buyer (it being agreed, however, that, in the event such notice is given but the anticipated closing for any reason fails to occur, Lessor shall retain the right, on the terms set forth in this Section 40.17, thereafter to send a
                                      -------------
further notice under this Section 40.17). The New Master Lease shall be deemed
                          -------------
to constitute a New Lease and shall be subject to Section 40.15, except that, as
                                                  -------------
set forth in subsection (a)(xiv) of Section 40.15, clauses (1) and (2) of such
                                    -------------
subsection (a)(xiv) shall not apply to such New Master Lease. For purposes of such New Master Lease, the Sub-Portfolio Properties shall constitute the "Master Lease Leased Properties" thereunder. Notwithstanding anything to the contrary contained herein, the right under Section 40.17 of each of the Combined Leases
                                  -------------
to require Tenant to enter into the New Master Lease may only be exercised once for all of the Combined Leases.

       Section 40.18 Combination of Leases. If Lessor is the lessor under both
                     ---------------------
this Lease and another lease demising a Master Lease Leased Property(ies) (the "Second Lease"), Lessor shall have the right, at any time during the Term, by
 ------------
written notice to Tenant, to require that this Lease and the Second Lease be combined and to require Tenant to execute an amendment to this Lease whereby (a) if this Lease is the Section 40.18 Lease (as hereinafter defined), the Master Lease Leased Properties covered by the Second Lease are added as Leased Properties under this Lease and otherwise merged into this Lease or (b) if the Second Lease is the Section 40.18 Lease, the Leased Properties covered by this Lease are added as Leased Properties under the Second Lease and otherwise merged into the Second Lease, in each case subject to the following terms and conditions:

          (i)  References in this Lease to the "Section 40.18 Lease" shall mean
                                                -------------------
     and refer to whichever of this Lease or the Second Lease is chosen by Lessor to be the Section 40.18 Lease.

          (ii) If this Lease is the Section 40.18 Lease, effective as of the date specified in subsection (iv) below (the "Section 40.18 Date"), this
                                                   ------------------
     Lease shall be deemed to be modified and amended as follows:

               (1) The Master Lease Leased Properties included in the Second Lease shall be included as the Leased Properties under this Lease;

               (2) Base Rent under this Lease shall be the combination of the respective amounts of the Base Rent under this Lease and the Second Lease;

               (3) Current Rent under this Lease shall be the combination of the respective amounts of the Current Rent under this Lease and the Second Lease;

               (4) The amount of the Unpaid Accrued Rent under this Lease shall be the combination of the respective amounts of any Unpaid Accrued Rent under this Lease and the Second Lease;

               (5) Any rental escalations that would otherwise have been required to be made under the Second Lease on the May 1 immediately following the Section 40.18 Date shall be made under this Lease on such May 1, in the full amount required as if the Master Lease Leased Properties referenced in subsection (1) above had been under this Lease for a full year, notwithstanding that the period from the Section 40.18 Date to such succeeding May 1 may be less than one full year;

               (6) "Base Patient Revenues", as defined in Section 2.1 of this
                                                          -----------
Lease, shall be increased by the amount of the Base Patient Revenues from the Master Lease Leased Properties included in the Second Lease for the calendar year ending on December 31, 1999 as set forth in Schedule 2.1A of the Second
                                                 -------------
Lease, and Schedule 2.1A of this Lease shall be deemed modified and amended
           -------------
accordingly;

               (7) If and for so long as the lessor under this Lease is not Ventas, Inc. or Ventas Realty, Limited Partnership or any successor to either of them (by merger or otherwise) or any Affiliate of Ventas, Inc. or Ventas Realty, Limited Partnership or any such successor, Tenant (A) shall not be required under this Lease to provide to such lessor Facility-specific information related to Facilities or Leased Properties which are not included in this Lease, (B) shall exclude from consolidated facility information that is required under
Section 26.1 of this Lease facility information which relates to Facilities or
------------
Leased Properties not included in this Lease and (C) shall continue to be required to provide information relative to

Tenant, as opposed to Leased Properties and Facilities, on the same basis as such information is provided to Ventas-related lessors;

                (8)  Under Section 3.2 of this Lease, the Reset Fee applicable
                           -----------
to this Lease shall be the combination of the respective amounts of the Reset Fee applicable to this Lease and the Second Lease;

                (9)  Exhibit C to this Lease shall be modified and amended so as
                     ---------
to add thereto the allocations of rents relative to the Master Lease Leased Properties included in the Second Lease that were previously included in Exhibit
                                                                         -------
C to the Second Lease, and the Transferred Properties Percentages of the Leased
-
Properties included in this Lease (including, without limitation, the additional Master Lease Leased Properties referenced in subsection (1) above) shall be recalculated so that each such Leased Property shall have a Transferred Property Percentage equal to the percentage that the rent for such Leased Property comprises of the aggregate rents for all Leased Properties included in this Lease and so that the aggregate of all Transferred Property Percentages for Leased Properties included in this Lease equals 100%;

                (10) Tenant under this Lease shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under the Second Lease, insofar as they relate to the Master Lease Leased Properties subject to the Second Lease, that were not paid, performed and satisfied in full prior to the Section 40.18 Date, and, without limitation of the foregoing, (x) any Event of Default that had occurred, arisen or accrued under the Second Lease prior to the Section 40.18 Date shall be, and shall be deemed to be, an Event of Default under this Lease, as to which the rights and remedies and other provisions of this Lease shall be applicable, (y) any breach or default that had occurred, arisen or accrued under the Second Lease prior to the Section 40.18 Date but had not yet become an Event of Default under the Second Lease as of the Section 40.18 Date shall be, and be deemed to be, a breach or default under this Lease, as to which the cure periods, rights and remedies and other provisions of this Lease shall be applicable, and (z) with respect to any breach or default described in subsection (y) above, although the cure periods, rights and remedies and other provisions of this Lease shall be applicable, the portion of any cure period under the Second Lease that had elapsed as of the Section 40.18 Date shall be counted in determining whether and when the applicable cure period under this Lease has expired; and

                (11) The Master Lease Leased Properties referenced in subsection
(1) above shall otherwise be incorporated into this Lease as Leased Properties included under this Lease the same as if this Lease, from the inception of the Second Lease, had included the aforesaid Master Lease Leased Properties as Leased Properties hereunder on the rent, lease terms and other economic terms described in the Second Lease.

          (iii) If this Lease is not the Section 40.18 Lease, effective as of the Section 40.18 Date, this Lease shall be modified and amended as necessary (x) to incorporate into the Second Lease as Leased Properties thereunder the Leased Properties covered by this Lease the same as if the Leased Properties covered by this Lease had, from the inception of this Lease, been included in the Second Lease as Leased Properties thereunder on the rent, lease terms and other economic terms described in this Lease and (y) otherwise to comply with the requirements of Section
                                                                     -------
     40.18 of the Second Lease, as the Section 40.18 Lease thereunder. Tenant
     -----
     acknowledges and agrees that, without limitation of Section 40.18(ii)(10)
                                                         ---------------------
     above, the modification and amendment referenced in this subsection (iii) shall not result in Tenant being released from any duties, liabilities or obligations that had accrued under this Lease through the Section 40.18 Date.

             (iv)  In the case of any combination of leases pursuant to this
     Section 40.18, such combination shall be effective on the date which is the
     -------------
     earlier of (x) the date the required modifications and amendments to the Lease and Second Lease are fully executed and delivered by the parties thereto and (y) the date specified in the written notice from Lessor to Tenant requiring a combination of this Lease and the Second Lease as described above, which date shall be no sooner than ten (10) days, nor later than sixty (60) days, after the date such notice is issued.

             (v) Each of Lessor and Tenant shall take such actions and execute and deliver such documents, including, without limitation, required modifications and amendments to this Lease and the Second Lease and new or amended Memorandum(s) of Lease, as are reasonably necessary and appropriate to effectuate fully the provisions and intent of this Section 40.18.
                                                           -------------

             (vi) Each Leasehold Mortgagee, Superior Lessor and Superior Mortgagee hereby consents to the provisions of this Section 40.18 and
                                                         -------------
     agrees, upon request of Lessor, to execute an instrument consenting to the execution and delivery of the required modifications and amendments to this Lease and the Second Lease, consistent with the foregoing provisions.

             (vii) Lessor shall, promptly following receipt of a written demand therefor and reasonable supporting documentation, reimburse Tenant for its out-of-pocket costs and expenses incurred in connection with the required modifications and amendments to this Lease and the Second Lease, including, without limitation, reasonable attorneys' fees and any recording fees incurred by Tenant in connection with the recording of new or amended Memorandum(s) of Lease.

     Section 40.19 Unified Commercial Operating Lease. It is acknowledged and
                   ----------------------------------
agreed that, except as otherwise expressly provided herein, the inclusion of each of the Leased Properties on a continuing basis in the leasing transaction provided for herein is an essential element of such transaction for Lessor, and that, except as otherwise expressly provided herein, Lessor shall not be obligated and may not be required to lease less than all of the Leased Properties to Tenant pursuant to this Lease. It is further acknowledged and agreed that this Lease is not a residential lease within the meaning of the U.S. Bankruptcy Code, as amended, and that this Lease is an operating lease, and not a capital lease, for all accounting, tax and legal purposes.

     Section 40.20 Intentionally omitted.

     Section 40.21 No Credits. Notwithstanding anything to the contrary set
                   ----------
forth in this Lease or otherwise, except as otherwise expressly provided in the Bankruptcy Plan relative to the Tax Refund Escrow Agreement, Lessor shall not be required to pay, make or give to Tenant, and Tenant shall not be entitled to, any credits, offsets, prorations or payments of any kind or nature whatsoever on account of any payment, nonpayment or other event occurring prior to April 20, 2001.

                                   ARTICLE XLI

     Section 41.1  Memorandums of Lease. Lessor and Tenant shall, promptly upon
                   --------------------
the request of either, enter into short form memorandums of this Lease, in form suitable for recording under the laws of the State in which each Leased Property is located, in which reference to this Lease, and all extension options contained herein, shall be made. Relative to the foregoing and notwithstanding anything to the contrary contained in this Lease, any such Memorandums of Lease shall not reference the existence of any option to purchase in favor of Tenant under Section 16.12 of this Lease unless and until the number of Leased
      -------------
Properties covered by this Lease equals forty (40) or less, at which time, upon the request of Tenant, any existing Memorandums of Lease shall be amended by Lessor and Tenant, or new Memorandums of Lease shall be entered into by Lessor and Tenant (for example in the circumstance where this Lease (a) constitutes a New Lease as to which no previous Memorandums of Lease have been entered into and (b) covers forty (40) or less Leased Properties), referencing that, in limited circumstances following the occurrence of certain limited types of Events of Default by Tenant, Tenant may have an option to purchase in certain circumstances one (1) Leased Property, and in other circumstances two (2) Leased Properties, covered by this Lease as to which the aforesaid types of Events of Default have occurred and are continuing. Thereafter, when and if any such option(s) to purchase under Section 16.12 of this Lease have ceased to be
                            -------------
available to and exercisable by Tenant for any reason (e.g. due to Tenant's exercise of all of its available options to purchase under Section 16.12 or on
                                                           -------------
account of this Lease being involved in a Section 40.18 lease combination
                                          -------------
transaction where the resulting Section 40.18 Lease covers in excess of forty
(40) Leased Properties or otherwise provides to Tenant no available and exercisable option(s) to purchase under Section 16.12), upon the request of
                                        -------------
Lessor, any existing Memorandum(s) of Lease that reference any option to purchase in favor of Tenant shall be amended to delete any such reference. Without limitation of Lessor's obligations under and except as otherwise provided in Section 40.15(f) and Section 40.18(vii), Tenant shall pay all costs
            ----------------     ------------------
and expenses of recording any such Memorandums of Lease or amendments thereto and for releasing any such Memorandums of Lease that relate to a particular Leased Property(ies) upon any expiration or termination of this Lease as it relates to any such Leased Property(ies).

            [The remainder of this page is intentionally left blank]

     IN WITNESS WHEREOF, the parties have caused this Lease to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers hereunto duly authorized.

--------------------------------------------------------------------------------
Witness                                     KINDRED HEALTHCARE, INC.

  /s/ Marilyn A. Weaver
-----------------------
Name: Marilyn A. Weaver                     By:  /s/ Richard A. Schweinhart
                                              -----------------------------
                                               Name: Richard A. Schweinhart
  /s/ Kim Oakley                               Title: Senior Vice President and
----------------
Name: Kim Oakley                                     Chief Financial Officer



--------------------------------------------------------------------------------
                                            KINDRED HEALTHCARE OPERATING, INC.

/s/ Marilyn A. Weaver
---------------------
Name: Marilyn A. Weaver
                                            By:  /s/ Richard A. Schweinhart
                                               ----------------------------
                                               Name:  Richard A. Schweinhart
  /s/ Kim Oakley                               Title: Senior Vice President and
----------------
Name: Kim Oakley                                      Chief Financial Officer

--------------------------------------------------------------------------------
                                            VENTAS REALTY, LIMITED PARTNERSHIP

 /s/ Rita S. Mir                            By: VENTAS, INC, its general partner
----------------
Name: Rita S. Mir

 /s/  Ms. Caliendo                          By:  /s/ T. Richard Riney
------------------                             ----------------------
Name: Mary Caliendo                            Name:  T. Richard Riney
                                               Title: Executive Vice President
--------------------------------------------------------------------------------

                                     JOINDER
                                     -------

     The undersigned, VENTAS, INC., a Delaware corporation, hereby joins in the foregoing Master Lease Agreement solely for the purpose of confirming to the Tenant under the aforesaid Lease that, to the best of its knowledge, title to the Leased Properties is held in the name of the Lessor under the aforesaid Lease, rather than in the name of the respective entities that were the lessor under the "1998 Master Lease" referenced in the aforesaid Lease, and that, if it is determined that title has not properly been transferred to such Lessor, Ventas, Inc. shall cause the conveyance of such title to Lessor, effective as of the Effective Date referenced in the aforesaid Lease.

Witness                                    VENTAS, INC.


  /s/  William U. Geng                     By:   /s/ T. Richard Riney
----------------------                        -----------------------
Name:  William U. Geng                          Name:  T. Richard Riney
                                                Title: Executive Vice President

  /s/  Ms. Caliendo
-------------------
Name:  Mary Caliendo

                           ALL PURPOSE ACKNOWLEDGMENT

STATE OF KENTUCKY)       )
                         )
COUNTY OF JEFFERSON      )

On December 7, 2001 before me, a notary public, personally appeared Richard A. Schweinhart,

"        personally known to me-OR-

" proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.

           /s/ Kim Oakley
         -------------------
         SIGNATURE OF NOTARY



         IMPRESS NOTARY SEAL:

--------------------------------------------------------------------------------
CAPACITY CLAIMED BY SIGNER:

"        INDIVIDUALS(S)
x        CORPORATE OFFICER(S)

                  TITLE SENIOR V.P. AND
                        CHIEF FINANCIAL
                        OFFICER
                  TITLE

"        PARTNER(S)
"        ATTORNEY-IN-FACT
"        TRUSTEE(S)
"        OTHER__________________________

--------------------------------------------------------------------------------

STATE OF KENTUCKY          )
                           )
COUNTY OF JEFFERSON        )

On December 7, 2001 before me, a notary public, personally appeared Richard A. Schweinhart,

"        personally known to me-OR-

" proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


         Witness my hand and official seal.


         /s/ Kim Oakley
         -------------------
         SIGNATURE OF NOTARY



IMPRESS NOTARY SEAL:



--------------------------------------------------------------------------------
CAPACITY CLAIMED BY SIGNER:               SIGNER IS REPRESENTING
"        INDIVIDUALS(S)
x        CORPORATE OFFICER(S)             Kindred Healthcare Operating, Inc., a
              TITLE: SENIOR V.P. AND      Delaware corporation
                     CHIEF FINANCIAL
                     OFFICER
              TITLE

"        PARTNER(S)
"        ATTORNEY-IN-FACT
"        TRUSTEE(S)
"        OTHER______________________
--------------------------------------------------------------------------------

STATE OF NEW YORK          )
                           )
COUNTY OF NEW YORK         )

On December 12, 2001 before me, a notary public, personally appeared T. Richard Riney personally known to me-OR-

         proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.

         /s/ Kourosh Q. Pirouz
         ---------------------
         SIGNATURE OF NOTARY

         IMPRESS NOTARY SEAL:

--------------------------------------------------------------------------------
CAPACITY CLAIMED BY SIGNER:                      SIGNER IS REPRESENTING

"        INDIVIDUALS(S)                          Ventas, Inc., a Delaware
x        CORPORATE OFFICER(S)                    corporation, in its capacity as
                                                 the general partner of Ventas
                                                 Realty, Limited Partnership, a
               TITLE - Executive Vice President  Delaware limited partnership

               TITLE

"        PARTNER(S)
"        ATTORNEY-IN-FACT
"        TRUSTEE(S)
"        OTHER_________________________________

--------------------------------------------------------------------------------

STATE OF NEW YORK          )
                           )
COUNTY OF NEW YORK         )

On December 12, 2001 before me, a notary public, personally appeared T. Richard Riney personally known to me-OR-

         proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.

         /s/ Kourosh Q. Pirouz
         ---------------------
         SIGNATURE OF NOTARY

         IMPRESS NOTARY SEAL:

--------------------------------------------------------------------------------
CAPACITY CLAIMED BY SIGNER:                      SIGNER IS REPRESENTING

"        INDIVIDUALS(S)                          Ventas, Inc., a Delaware
x        CORPORATE OFFICER(S)                    corporation

               TITLE - Executive Vice President

               TITLE

"        PARTNER(S)
"        ATTORNEY-IN-FACT
"        TRUSTEE(S)
"        OTHER_________________________________

--------------------------------------------------------------------------------

                                    Exhibit A
                                    ---------

                               Legal Descriptions

                                 (see attached)

                                    EXHIBIT B
                                    ---------

                       Term Commencement/Expiration Dates
                       ----------------------------------

                                 CMBS Portfolio

* See the Original Master Lease for the Commencement Date of the Lease relative to each Facility.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Commencement   Lease Expiration
       Facility ID                 Name                                   City               State       Date             Date
------------------------------------------------------------------------------------------------------------------------------------
 Nursing Centers
------------------------------------------------------------------------------------------------------------------------------------
  1       167      Canyonwood Nursing & Rehab. Ctr.                     Redding                CA         *         April 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
  2       406      Muncie Health Care & Rehab.                          Muncie                 IN         *         April 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
  3       280      Winchester Centre for Health/Rehab.                  Winchester             KY         *         April 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
  4       482      Wind River Healthcare & Rehab. Ctr.                  Riverton               WY         *         April 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
  5       704      Guardian Care of Roanoke Rapids                      Roanoke Rapids         NC         *         April 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
  6       635      Coshocton Health & Rehab. Ctr.                       Coshocton              OH         *         April 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
  7       221      Lewiston Rehabilitation & Care Ctr.                  Lewiston               ID         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
  8       247      St. George Care and Rehab. Center                    St. George             UT         *         April 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
  9       180      Vancouver Healthcare & Rehab. Ctr.                   Vancouver              WA         *         April 30, 2008
------------------------------------------------------------------------------------------------------------------------------------
 10       150      Nob Hill Healthcare Center                           San Francisco          CA         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
 11       335      Lawton Healthcare Center                             San Francisco          CA         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
 12       113      Southwood Health & Rehab Center                      Terre Haute            IN         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
 13       286      Columbia Healthcare Facility                         Evansville             IN         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
 14       501      Blue Hills Alzheimers Care Center                    Stoughton              MA         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
 15       537      Quincy Rehab. &  Nursing Center                      Quincy                 MA         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
 16       573      Eagle Pond Rehab. & Living Center                    South Dennis           MA         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
 17       581      Blueberry Hill Healthcare                            Beverly                MA         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
 18       588      Walden Rehab. & Nursing Center                       Concord                MA         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
 19       137      Sunnybrook Alzheimers & HC Spec.                     Raleigh                NC         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
 20       188      Cypress Pointe Rehab & HC Center                     Wilmington             NC         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
 21       190      Winston-Salem Rehab & HC Center                      Winston-Salem          NC         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
 22       707      Rehab. & Nursing Center of Monroe                    Monroe                 NC         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
 23       593      Hanover Terrace Healthcare                           Hanover                NH         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
 24       560      Franklin Woods Health Care Center                    Columbus               OH         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------
 25       572      Winchester Place Nsg. & Rehab. Ctr.                  Canal Winchester       OH         *         April 30, 2010
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Commencement       Lease
       Facility ID                  Name                            City             State        Date      Expiration Date
-------------------------------------------------------------------------------------------------------------------------------
26        884         Masters Health Care Center               Algood                 TN           *         April 30, 2010
-------------------------------------------------------------------------------------------------------------------------------
27        825         Nansemond Pointe Rehab. & HC Ctr.        Suffolk                VA           *         April 30, 2010
-------------------------------------------------------------------------------------------------------------------------------
28        829         River Pointe Rehab. & Healthc. Ctr.      Virginia Beach         VA           *         April 30, 2010
-------------------------------------------------------------------------------------------------------------------------------
29        165         Rainier Vista Care Center                Puyallup               WA           *         April 30, 2010
-------------------------------------------------------------------------------------------------------------------------------
30        660         Savannah Specialty Care Center           Savannah               GA           *         April 30, 2010
-------------------------------------------------------------------------------------------------------------------------------
31        775         Sheridan Medical Complex                 Kenosha                WI           *         April 30, 2010
-------------------------------------------------------------------------------------------------------------------------------
32        776         Woodstock Health & Rehab. Center         Kenosha                WI           *         April 30, 2010
-------------------------------------------------------------------------------------------------------------------------------
33        112         Royal Oaks Healthcare & Rehab Ctr.       Terre Haute            IN           *         April 30, 2013
-------------------------------------------------------------------------------------------------------------------------------
34        528         Westridge Healthcare Center              Marlborough            MA           *         April 30, 2013
-------------------------------------------------------------------------------------------------------------------------------
35        529         Bolton Manor Nursing Home                Marlborough            MA           *         April 30, 2013
-------------------------------------------------------------------------------------------------------------------------------
36        138         Blue Ridge Rehab. & Healthcare Ctr.      Asheville              NC           *         April 30, 2013
-------------------------------------------------------------------------------------------------------------------------------
37        724         Rehab. & Health Center of Gastonia       Gastonia               NC           *         April 30, 2013
-------------------------------------------------------------------------------------------------------------------------------
38        591         Dover Rehab. & Living Center             Dover                  NH           *         April 30, 2013
-------------------------------------------------------------------------------------------------------------------------------
39        655         Federal Heights Rehab. & Nsg. Ctr.       Salt Lake City         UT           *         April 30, 2013
-------------------------------------------------------------------------------------------------------------------------------
40        483         Sage View Care Center                    Rock Springs           WY           *         April 30, 2013
-------------------------------------------------------------------------------------------------------------------------------

                                    Exhibit C
                                    ---------

        Allocation Schedule - Applicable Transferred Property Percentages
__________________________

      EXHIBIT C                                                                                                         3.50%
        Name                                                  City        State      Type       Beds     % of ML       Rent @
        ----                                                  ----        -----      ----       ----     -------    May 1, 2001
                                                                                                                    -----------
        CMBS Lease
221     Lewiston Rehabilitation & Care Ctr.          Lewiston              ID        SNF         96        1.0807%     336,685
280     Winchester Centre for Health/Rehab.          Winchester            KY        SNF        192        3.6183%   1,127,251
406     Muncie Health Care & Rehab.                  Muncie                IN        SNF        205        4.1000%   1,277,331
635     Coshocton Health & Rehab. Center             Coshocton             OH        SNF        110        1.4687%     457,574
482     Wind River Healthcare & Rehab Ctr.           Riverton              WY        SNF         90        2.0455%     637,262
704     Guardian Care of Roanoke Rapids              Roanoke Rapids        NC        SNF        110        1.8898%     588,750
167     Canyonwood Nursing & Rehab. Ctr.             Redding               CA        SNF        115        2.1993%     685,186
180     Vancouver Healthcare & Rehab. Ctr.           Vancouver             WA        SNF         98        2.0557%     640,432
247     St. George Care and Rehab. Center            St. George            UT        SNF        159        3.1429%     979,139
112     Royal Oaks Healthcare & Rehab Ctr.           Terre Haute           IN        SNF        230        3.9542%   1,231,893
138     Blue Ridge Rehab. & Healthcare Ctr.          Asheville             NC        SNF        120        1.3945%     434,429
483     Sage View Care Center                        Rock Springs          WY        SNF        101        1.2890%     401,582
655     Federal Heights Rehab. & Nsg. Ctr.           Salt Lake City        UT        SNF        154        3.1938%     994,994
724     Rehab. & Health Center of Gastonia           Gastonia              NC        SNF        118        1.9023%     592,628
528     Westridge Healthcare Center                  Marlborough           MA        SNF        196        1.4310%     445,817
529     Bolton Manor Nursing Home                    Marlborough           MA        SNF        160        2.8864%     899,232
591     Dover Rehab. & Living Center                 Dover                 NH        SNF        112        3.1579%     983,824
113     Southwood Health & Rehab Center              Terre Haute           IN        SNF        149        3.3051%   1,029,661
190     Winston-Salem Rehab & HC Center              Winston-Salem         NC        SNF        230        1.4932%     465,191
286     Columbia Healthcare Facility                 Evansville            IN        SNF        186        2.6930%     838,992
560     Franklin Woods Health Care Center            Columbus              OH        SNF        100        1.5981%     497,875
572     Winchester Place Nsg. & Rehab. Ctr.          Canal Winchestr.      OH        SNF        201        2.0428%     636,401
884     Masters Health Care Center                   Algood                TN        SNF        175        3.3981%   1,058,657
501     Blue Hills Alzheimer's Care Center           Stoughton             MA        SNF        101        1.8708%     582,823
537     Quincy Rehab. & Nursing Center               Quincy                MA        SNF        139        2.3285%     725,432
573     Eagle Pond Rehab. & Living Center            South Dennis          MA        SNF        142        4.1394%   1,289,602
581     Blueberry Hill Healthcare                    Beverly               MA        SNF        146        3.7441%   1,166,424
593     Hanover Terrace Healthcare                   Hanover               NH        SNF        100        1.5259%     475,371
150     Nob Hill Healthcare Center                   San Francisco         CA        SNF        180        6.8473%   2,133,210
335     Lawton Healthcare Center                     San Francisco         CA        SNF         75        2.6926%     838,852
137     Sunnybrook Alzheimer's & HC Spec.            Raleigh               NC        SNF        126        1.1486%     357,849

-----------------------------------------------------
        EXHIBIT C

                                                                                                                           3.50%
         Name                                                   City       State      Type       Beds     % of ML          Rent @
         ----                                                   ----       -----      ----       ----     -------       May 1, 2001
                                                                                                                        -----------
 188     Cypress Pointe Rehab & HC Center               Winmington           NC        SNF        100        2.0929%        652,033
 588     Walden Rehab. & Nursing Center                 Concord              MA        SNF        123        2.4333%        758,067
 707     Rehab. & Nursing Center of Monroe              Monroe               NC        SNF        174        1.9265%        600,176
 825     Nansemond Pointe Rehab. & HC Ctr.              Suffolk              VA        SNF        194        3.6361%      1,132,782
 829     River Pointe Rehab. & Healthc. Ctr.            Virginia Beach       VA        SNF        148        1.9594%        610,436
 165     Rainier Vista Care Center                      Puyallup             WA        SNF        120        3.4571%      1,077,025
 660     Savannah Specialty Care Center                 Savannah             GA        SNF        104        1.8030%        561,708
 775     Sheridan Medical Complex                       Kenosha              WI        SNF        106        1.7270%        538,018
 776     Woodstock Health & Rehab. Center               Kenosha              WI        SNF        183        1.3271%        413,436

          SNFs                                                                                   5,668          100%     31,154,030
          Total                                                                                  5,668          100%     31,154,030

                                       146

                                    EXHIBIT D
                                 Renewal Groups
                                 --------------

                                 CMBS Portfolio
                                 --------------

------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
                                                                                                                           Renewal
                                                                                                                            Group
        Facility ID                     Name                      City            State      Lease Expiration Date         Number
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
1           406       Muncie Health Care & Rehab.           Muncie                 IN      April 30, 2008                  #11
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
2           280       Winchester Centre for Health/Rehab.   Winchester             KY      April 30, 2008                  #11
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
3           635       Coshocton Health & Rehab. Ctr.        Coshocton              OH      April 30, 2008                  #11
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
4           482       Wind River Healthcare & Rehab Ctr.    Riverton               WY      April 30, 2008                  #11
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
5           704       Guardian Care of Roanoke Rapids       Roanoke Rapids         NC      April 30, 2008                  #11
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
6           167       Canyonwood Nursing & Rehab. Ctr.      Redding                CA      April 30, 2008                  #11
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
7           247       St. George Care and Rehab. Center     St. George             UT      April 30, 2008                  #11
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
8           180       Vancouver Healthcare & Rehab. Ctr.    Vancouver              WA      April 30, 2008                  #11
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
9           112       Royal Oaks Healthcare & Rehab Ctr.    Terre Haute            IN      April 30, 2013                  #12
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
10          138       Blue Ridge Rehab. & Healthcare Ctr.   Asheville              NC      April 30, 2013                  #12
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
11          724       Rehab. & Health Center of Gastonia    Gastonia               NC      April 30, 2013                  #12
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
12          655       Federal Heights Rehab. & Nsg. Ctr.    Salt Lake City         UT      April 30, 2013                  #12
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
13          483       Sage View Care Center                 Rock Springs           WY      April 30, 2013                  #12
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
14          528       Westridge Healthcare Center           Marlborough            MA      April 30, 2013                  #12
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
15          529       Bolton Manor Nursing Home             Marlborough            MA      April 30, 2013                  #12
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
16          591       Dover Rehab. & Living Center          Dover                  NH      April 30, 2013                  #12
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
17          113       Southwood Health & Rehab Center       Terre Haute            IN      April 30, 2010                  #13
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
18          286       Columbia Healthcare Facility          Evansville             IN      April 30, 2010                  #13
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
19          190       Winston-Salem Rehab & HC Center       Winston-Salem          NC      April 30, 2010                  #13
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
20          560       Franklin Woods Health Care Center     Columbus               OH      April 30, 2010                  #13
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
21          572       Winchester Place Nsg. & Rehab. Ctr.   Canal Winchester       OH      April 30, 2010                  #13
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
22          884       Masters Health Care Center            Algood                 TN      April 30, 2010                  #14
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
23          501       Blue Hills Alzheimers Care Center     Stoughton              MA      April 30, 2010                  #13
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
24          537       Quincy Rehab. &  Nursing Center       Quincy                 MA      April 30, 2010                  #13
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
25          573       Eagle Pond Rehab. & Living Center     South Dennis           MA      April 30, 2010                  #13
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
26          581       Blueberry Hill Healthcare             Beverly                MA      April 30, 2010                  #13
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------

------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
                                                                                                                           Renewal
                                                                                                                            Group
        Facility ID                     Name                      City            State      Lease Expiration Date         Number
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
27          593       Hanover Terrace Healthcare            Hanover                NH      April 30, 2010                  #13
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
28          150       Nob Hill Healthcare Center            San Francisco          CA      April 30, 2010                  #14
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
29          335       Lawton Healthcare Center              San Francisco          CA      April 30, 2010                  #14
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
30          588       Walden Rehab. & Nursing Center        Concord                MA      April 30, 2010                  #13
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
31          137       Sunnybrook Alzheimers & HC Spec.      Raleigh                NC      April 30, 2010                  #14
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
32          188       Cypress Pointe Rehab & HC Center      Wilmington             NC      April 30, 2010                  #14
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
33          707       Rehab. & Nursing Center of Monroe     Monroe                 NC      April 30, 2010                  #14
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
34          825       Nansemond Pointe Rehab. & HC Ctr.     Suffolk                VA      April 30, 2010                  #14
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
35          829       River Pointe Rehab. & Healthc. Ctr.   Virginia Beach         VA      April 30, 2010                  #14
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
36          165       Rainier Vista Care Center             Puyallup               WA      April 30, 2010                  #13
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
37          221       Lewiston Rehabilitation & Care Ctr.   Lewiston               ID      April 30, 2010                  #14
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
38          660       Savannah Specialty Care Center        Savannah               GA      April 30, 2010                  #14
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
39          775       Sheridan Medical Complex              Kenosha                WI      April 30, 2010                  #14
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------
40          776       Woodstock Health & Rehab. Center      Kenosha                WI      April 30, 2010                  #14
------- ------------- ------------------------------------- ------------------ ----------- ------------------------- --------------

                                    Exhibit E
                                    ---------

                                  Master Leases

1. Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 by and between Ventas Realty, Limited Partnership, as lessor, and Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc., as tenant, as amended by that certain Lease Severance and Amendment Agreement dated December ___, 2001 by and between the aforesaid parties.

2. Amended and Restated Master Lease Agreement No. 2 dated as of April 20, 2001 by and between Ventas Realty, Limited Partnership, as lessor, and Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc., as tenant.

3. Amended and Restated Master Lease Agreement No. 3 dated as of April 20, 2001 by and between Ventas Realty, Limited Partnership, as lessor, and Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc., as tenant.

4. Amended and Restated Master Lease Agreement No. 4 dated as of April 20, 2001 by and between Ventas Realty, Limited Partnership, as lessor, and Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc., as tenant.

                                    Exhibit F
                                    ---------

                              INTENTIONALLY OMITTED

                                    Exhibit G
                                    ---------

                             Form of Lease Guaranty
                             ----------------------

                                GUARANTY OF LEASE
                                -----------------

         THIS GUARANTY OF LEASE, dated as of ____________________, by and from ___________________________, a __________________________ having an address at
_____________________________________________________________ ("Guarantor"),
with respect to that certain Master Lease Agreement, dated as of ____________________________ (the "Lease"), between Ventas Realty, Limited
                                   -----
Partnership, a Delaware limited partnership ("Lessor"), and Kindred Healthcare,
                                              ------
Inc., a Delaware corporation, and Kindred Healthcare Operating, Inc., a Delaware corporation (collectively, "Tenant"), covering the Leased Properties (as defined
                            ------
in the Lease) identified therein, including, without limitation, that certain Leased Property more particularly described on Exhibit A attached hereto (the "Premises"), all or a portion of which is subleased by Tenant to Guarantor.
 --------
         WHEREAS, Guarantor desires, and Lessor requires, that this agreement be furnished so that Guarantor, being obligated to do so, can fulfill the terms and conditions of the Lease with respect to the Premises with the same effect as if the Lease had been entered into with Guarantor as the tenant with respect to the Premises thereunder.

         NOW, THEREFORE, in consideration and recognition of the execution of the Lease, and other good and valuable consideration and intending to be legally bound hereby, Guarantor hereby unconditionally guarantees, and unconditionally becomes surety to Lessor, its successors and assigns for, the payment of all rent, additional charges and other sums owing under the Lease with respect to, or allocable to, the Premises (and Guarantor acknowledges and agrees that, in the event any delinquency exists under the Lease in the payment of Base Rent, Current Rent, Accrued Rent or Unpaid Accrued Rent, Lessor shall, for purposes of the foregoing clause, allocate such delinquency pro rata among the Leased Properties based upon the respective Transferred Property Percentages applicable to the Leased Properties) and the full, faithful and punctual performance of each and all of the covenants, agreements and conditions of the Lease to be kept and performed by Tenant with respect to the Premises, in accordance with and within the times prescribed by the Lease, as well as all other liabilities now or hereafter contracted by Tenant with Lessor pursuant to the Lease with respect to the Premises and together, to the extent the same are chargeable to Tenant under the Lease, with all costs and expenses (including, without limitation, reasonable attorneys fees) incurred by Lessor with respect to the Premises in connection with any of the foregoing and/or in connection with the enforcement of Lessor's rights against Tenant or Guarantor with respect to the Premises (all of the foregoing being hereinafter collectively referred to as the "Liabilities"). In the event Tenant fails to pay, perform or observe, as
 -----------
applicable, any of the Liabilities, and such failure is not cured within the cure period, if any, provided to Tenant by the terms of the Lease, an Event of Default shall be deemed to have occurred under this Guaranty. Guarantor agrees that it shall be obligated to keep itself informed as to the status of

Tenant's payment, performance and observance of the Liabilities and that Lessor shall not be obligated to give Guarantor, and Guarantor shall not be entitled to, notice of any failure by Tenant to pay, perform or observe, as applicable, any of the Liabilities, provided, however, that Lessor agrees to accept the cure
                        --------  -------
of any such failure, on or prior to the expiration of the cure period, if any, provided to Tenant by the terms of the Lease, by either Tenant or Guarantor.

     Guarantor further agrees as follows:

           1. Lessor shall have the right from time to time, and at any time in its sole discretion, without notice to or consent from Guarantor, and without affecting, impairing, or discharging in whole or in part, the Liabilities of Guarantor hereunder: to modify, change, extend, alter, amend or supplement in any respect whatever, any agreement or transaction between Lessor and Tenant or between Lessor and any other party liable for the Liabilities, or any portion or provision thereof; to grant extensions of time and other indulgences of any kind to Tenant; to compromise, release, substitute, exercise, enforce or fail or refuse to exercise or enforce any claims, rights or remedies of any kind which Lessor may have at any time against Tenant or any other party liable for the Liabilities, or any thereof, or with respect to any security of any kind held by Lessor at any time under any agreement or otherwise. The Liabilities of Guarantor shall not be affected, impaired or discharged, in whole or in part, by reason of payments by Tenant of all or a portion of the Liabilities, to the extent such payments shall be turned over as "voidable preferences" or otherwise required to be refunded or disgorged, or by reason of any action whatsoever taken by Lessor with respect to any security in which Lessor may at any time have any interest or against any other party liable for all or any part of the Liabilities.

           2. Guarantor waives: (a) all notices, including but not limited to
     (i) notice of acceptance of this Guaranty, (ii) notice of presentment, demand for payment, or protest of any of the Liabilities, or the obligation of any person, firm or corporation held by Lessor as collateral security, and (iii) notice of any failure by Tenant to pay, perform or observe, as applicable, any of the Liabilities or of any Event of Default (as defined in the Lease); (b) all defenses, offsets and counterclaims which Guarantor may at any time have to any of the Liabilities, except to the extent the same is a valid defense, offset or counterclaim on the part of Tenant; and
     (c) all notices of the financial condition or of any adverse or other change in the financial condition of Tenant.

           3. Lessor may, without notice, assign this Guaranty in whole or in part, and no assignment or transfer of the Lease or subletting of the Premises shall operate to extinguish or diminish the liability of Guarantor hereunder.

           4. The liability of Guarantor under this Guaranty shall be primary with respect to any right of action which shall accrue to Lessor under the Lease, and Lessor may, at its option, proceed against Guarantor without having to commence any action, or having obtained any judgment, against Tenant.

              5. The Liabilities of Guarantor shall not be affected, impaired or discharged, in whole or in part, by reason of: (a) the entry of an order for relief pursuant to the United States Bankruptcy Code by or against Tenant; (b) the proposal of or the consummation of a plan of reorganization concerning Tenant; (c) the assignment of Tenant's obligations under the Lease or any other or further sublease of any portion of the Premises, whether or not any such assignment or sublease is permitted under the Lease; or (d) except by reason of actual payment and performance of Tenant's obligations under the Lease, the discharge of the obligations of Tenant to Lessor, provided, however, if Tenant, in accordance with the
                       --------  -------
     requirements of the Lease, assigns the Lease (including, without limitation, if and to the extent permitted under Section 25.1.11 or Section
                                                              -------
     25.4 of the Lease, by virtue of a partial assignment of the Lease with
     ----
     respect to the Premises) to a Person (as defined in the Lease) that is not an Affiliate (as defined in the Lease) of Tenant, Tenant shall not be released from any of its duties, liabilities or obligations under the Lease on account of any such assignment, but Guarantor shall be released from this Guaranty insofar as it relates to any Liabilities of Tenant assumed by the assignee and arising on account of any breach or default of the Lease occurring after the date of such assignment.

              6. The waiver of any right by Lessor or its failure to exercise promptly any right shall not be construed as the waiver of any other right including the right to exercise the same at any time thereafter. No waiver or modification of any of the terms or conditions of this Guaranty shall be binding against Lessor unless such waiver or modification is in a writing signed by Lessor.

              7. The liability of Guarantor shall bind the respective representatives, successors and assigns of Guarantor and shall inure to the benefit of Lessor, its successors and assigns.

              8. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York without reference to the choice of law principles thereof. Guarantor hereby agrees to submit to the jurisdiction of any court of general jurisdiction sitting in the State of New York and designates any officer or supervisory employee of Lessor located at the Premises as its agent and attorney in fact for the purpose of accepting service and making an appearance on its behalf in such proceeding and taking all such acts as may be necessary or appropriate in order to confer jurisdiction on it upon such court, provided such agent and attorney in fact shall promptly send a true copy of all materials so served to Guarantor at the address and in the manner specified in Section 9 below,
                                                                ---------
     and Guarantor stipulates that such consent and appointment is irrevocable and coupled with an interest.

              9. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and delivered or mailed (by registered or certified mail, return receipt requested, or reputable nationally recognized overnight courier service and postage prepaid), addressed to the respective parties, as follows:

              (a) if to Guarantor:

                        _______________________________
                        _______________________________
                        _______________________________
                        _______________________________
                        Attention: ____________________

                  with a copy to:

                        _______________________________
                        _______________________________
                        _______________________________
                        _______________________________
                        Attention: ____________________

              (b) if to Lessor:

                        Ventas Finance I, LLC
                        c/o Ventas Realty, Limited Partnership
                        4360 Brownsboro Road
                        Suite 115
                        Louisville, Kentucky 40207
                        Attention:  President

                  with a copy to:

                        Ventas, Inc.
                        Ventas Realty, Limited Partnership
                        4360 Brownsboro Road
                        Suite 115
                        Louisville, Kentucky 40207
                        Attention:  General Counsel

or to such other address as either party may hereunder designate, and shall be effective upon receipt.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and sealed as of the day and year first above written.


                             __________________________, a
                             _______________________


                             By: __________________________
                                 Name:_____________________
                                 Title:____________________

                                  Schedule 1.3
                                  ------------

                              INTENTIONALLY OMITTED

                                  Schedule 2.1A
                                  -------------

                              Base Patient Revenues
                              ---------------------

Total Base Patient Revenues for 1999 for CMBS Portfolio          $257,518,387
                                                                  -----------

                                  SCHEDULE 2.1A
                                  -------------

                              Base Patient Revenues

                                 CMBS Portfolio

-------------------------------------------------------------------------------------------------------------------
                                                                                                    Base Patient
                                                                                                      Revenues
                                                                                                        for
    Facility ID                 Name                                   City                State        1999
-------------------------------------------------------------------------------------------------------------------
Nursing
Centers
-------------------------------------------------------------------------------------------------------------------
1          167       Canyonwood Nursing & Rehab. Ctr.            Redding                   CA          $6,073,620
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
2          406       Muncie Health Care & Rehab.                 Muncie                    IN           8,411,543
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
3          280       Winchester Centre for Health/Rehab.         Winchester                KY           8,187,653
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
4          221       Lewiston Rehabilitation & Care Ctr.         Lewiston                  ID           3,933,963
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
5          704       Guardian Care of Roanoke Rapids             Roanoke Rapids            NC           4,406,893
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
6          635       Coshocton Health & Rehab. Ctr.              Coshocton                 OH           3,739,858
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
7          482       Wind River Healthcare & Rehab. Ctr.         Riverton                  WY           4,475,747
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
8          247       St. George Care and Rehab. Center           St. George                UT           6,793,923
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
9          180       Vancouver Healthcare & Rehab. Ctr.          Vancouver                 WA           4,760,019
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
10         150       Nob Hill Healthcare Center                  San Francisco             CA          15,088,627
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
11         335       Lawton Healthcare Center                    San Francisco             CA           3,866,161
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
12         113       Southwood Health & Rehab Center             Terre Haute               IN           6,163,598
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
13         286       Columbia Healthcare Facility                Evansville                IN           7,628,530
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
14         501       Blue Hills Alzheimers Care Center           Stoughton                 MA           4,970,110
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
15         537       Quincy Rehab. &  Nursing Center             Quincy                    MA           6,819,280
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
16         573       Eagle Pond Rehab. & Living Center           South Dennis              MA           9,268,100
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
17         581       Blueberry Hill Healthcare                   Beverly                   MA           8,172,314
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
18         588       Walden Rehab. & Nursing Center              Concord                   MA           5,848,199
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
19         137       Sunnybrook Alzheimers & HC Spec.            Raleigh                   NC           4,120,020
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
20         188       Cypress Pointe Rehab & HC Center            Wilmington                NC           5,534,751
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
21         190       Winston-Salem Rehab & HC Center             Winston-Salem             NC           8,908,950
------ ------------- ------------------------------------------- --------------------- ----------- ----------------
22         707       Rehab. & Nursing Center of Monroe           Monroe                    NC           6,212,182
------ ------------- ------------------------------------------- --------------------- ----------- ----------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                         Base Patient
                                                                                                           Revenues
                                                                                                              for
        Facility                   Name                              City                     State           1999
---------------------------------------------------------------------------------------------------------------------------
23         593       Hanover Terrace Healthcare                    Hanover                    NH           5,315,134
------ ------------- --------------------------------------------- -------------------- -------------- ------- ------------
24         560       Franklin Woods Health Care Center             Columbus                   OH           4,299,783
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
25         572       Winchester Place Nsg. & Rehab. Ctr.           Canal Winchester           OH           6,413,141
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
26         884       Masters Health Care Center                    Algood                     TN           6,724,400
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
27         825       Nansemond Pointe Rehab. & HC Ctr.             Suffolk                    VA           7,640,630
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
28         829       River Pointe Rehab. & Healthc. Ctr.           Virginia Beach             VA           4,944,191
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
29         165       Rainier Vista Care Center                     Puyallup                   WA           8,552,758
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
30         483       Sage View Care Center                         Rock Springs               WY           3,616,681
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
31         775       Sheridan Medical Complex                      Kenosha                    WI           4,702,777
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
32         776       Woodstock Health & Rehab. Center              Kenosha                    WI           6,357,863
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
33         112       Royal Oaks Healthcare & Rehab Ctr.            Terre Haute                IN           8,592,182
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
34         528       Westridge Healthcare Center                   Marlborough                MA           8,967,772
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
35         529       Bolton Manor Nursing Home                     Marlborough                MA           7,551,643
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
36         138       Blue Ridge Rehab. & Healthcare Ctr.           Asheville                  NC           4,704,442
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
37         724       Rehab. & Health Center of Gastonia            Gastonia                   NC           5,270,910
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
38         591       Dover Rehab. & Living Center                  Dover                      NH           9,226,504
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
39         655       Federal Heights Rehab. & Nsg. Ctr.            Salt Lake City             UT           6,874,615
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
40         660       Savannah Specialty Care Center                Savannah                   GA           4,378,920
------ ------------- --------------------------------------------- ---------------------- ----------- ---------------------
Total Patient Revenues for 1999 for CMBS Portfolio                                                      $257,518,387
                                                                                                        ------------
---------------------------------------------------------------------------------------------------------------------------

                                  Schedule 2.1B
                                  -------------
    Example - Calculation of Base Rent, Current Rent, Accrued Rent and Unpaid
    -------------------------------------------------------------------------
                                 Accrued Rent/1/
                                 ---------------
                        [FOR ILLUSTRATION PURPOSES ONLY]
                         ------------------------------

Assumptions
-----------
1.    Base Rent and Current Rent for February, 2001 equals $14,550,223.25.
2.    The effective date under the Master Leases occurs on February 1, 2001.
3.    The 75% Patient Revenues test for rent escalations is satisfied each year.
4.    No Refinancing Transaction occurs or is deemed to have occurred.
5.    No Reset Option is exercised.
6.    No termination of the Lease as to any Leased Property occurs.
7.    No New Lease or New Master Lease is entered into.
8.    No prepayment of Accrued Rent or Accrued Rent Interest occurs.
9.    The LIBO Rate at all times equals 6.75%.
10.   No default or Event of Default by Tenant occurs.

                                                                Unpaid Accrued
                                                                Rent, Including
                                                                 Compounded
                                                                 Accrued Rent
                                                                 Interest and
                                                                 Excluding All        Unpaid Accrued Rent,
                                                                 Other Accrued       Including Accrued Rent     Unpaid Accrued  Rent
                                                             Rent Interest, as of      Interest, as of            Including Accrued
                                                                     Month                   Month              Rent Interest, as of
   Month    Current Rent     Accrued Rent     Base Rent           Commencement            Commencement               Month End
   02/01    14,550,223.25         0         14,550,223.25               0                     0                          0
   03/01    14,550,223.25         0         14,550,223.25               0                     0                          0
   04/01    14,550,223.25         0         14,550,223.25               0                     0                          0
   05/01    15,059,481.06         0         15,059,481.06               0                     0                          0


----------------------

      The same Schedule 2.1B is being used in this Lease and the other Combined
               -------------
Leases and the assumed amounts of Base Rent and Current Rent are reflective of the aggregate amounts of Base Rent and Current Rent owed under this Lease and the other Combined Leases. To obtain an illustration applicable to this Lease only, the assumed amounts of Base Rent and Current Rent would need to be proportionally reduced based upon the amounts of Base Rent and Current Rent assumed to be owing under this Lease in relation to the aforesaid assumed aggregate amounts of Base Rent and Current Rent under this Lease and the other Combined Leases.

                                                                    Unpaid Accrued
                                                                    Rent, Including
                                                                      Compounded
                                                                     Accrued Rent
                                                                     Interest and
                                                                     Excluding All      Unpaid Accrued Rent,
                                                                     Other Accrued       Including Accrued     Unpaid Accrued Rent,
                                                                  Rent Interest, as of  Rent Interest, as of    Including Accrued
                                                                         Month                 Month           Rent Interest, as of
   Month        Current Rent      Accrued Rent       Base Rent        Commencement          Commencement            Month End
   06/01        15,059,481.06          0           15,059,481.06          0                      0                      0
   07/01        15,059,481.06          0           15,059,481.06          0                      0                      0
   08/01        15,059,481.06          0           15,059,481.06          0                      0                      0
   09/01        15,059,481.06          0           15,059,481.06          0                      0                      0
   10/01        15,059,481.06          0           15,059,481.06          0                      0                      0
   11/01        15,059,481.06          0           15,059,481.06          0                      0                      0
   12/01        15,059,481.06          0           15,059,481.06          0                      0                      0
   01/02        15,059,481.06          0           15,059,481.06          0                      0                      0
   02/02        15,059,481.06          0           15,059,481.06          0                      0                      0
   03/02        15,059,481.06          0           15,059,481.06          0                      0                      0
   04/02        15,059,481.06          0           15,059,481.06          0                      0                      0
   05/02        15,586,562.90          0           15,586,562.90          0                      0                      0
   06/02        15,586,562.90          0           15,586,562.90          0                      0                      0
   07/02        15,586,562.90          0           15,586,562.90          0                      0                      0
   08/02        15,586,562.90          0           15,586,562.90          0                      0                      0
   09/02        15,586,562.90          0           15,586,562.90          0                      0                      0
   10/02        15,586,562.90          0           15,586,562.90          0                      0                      0
   11/02        15,586,562.90          0           15,586,562.90          0                      0                      0
   12/02        15,586,562.90          0           15,586,562.90          0                      0                      0
   01/03        15,586,562.90          0           15,586,562.90          0                      0                      0
   02/03        15,586,562.90          0           15,586,562.90          0                      0                      0
   03/03        15,586,562.90          0           15,586,562.90          0                      0                      0
   04/03        15,586,562.90          0           15,586,562.90          0                      0                      0
   05/03        16,132,092.60          0           16,132,092.60          0                      0                      0
   06/03        16,132,092.60          0           16,132,092.60          0                      0                      0
   07/03        16,132,092.60          0           16,132,092.60          0                      0                      0
   08/03        16,132,092.60          0           16,132,092.60          0                      0                      0

                                                                 Unpaid Accrued
                                                                 Rent, Including
                                                                   Compounded
                                                                  Accrued Rent
                                                                  Interest and
                                                                  Excluding All       Unpaid Accrued Rent,
                                                                 Other Accrued          Including Accrued     Unpaid Accrued Rent,
                                                              Rent Interest, as of    Rent Interest, as of     Including Accrued
                                                                      Month                 Month              Rent Interest, as of
   Month     Current Rent     Accrued Rent     Base Rent           Commencement          Commencement                Month End
   09/03     16,132,092.60              0    16,132,092.60                     0                   0                          0
   10/03     16,132,092.60              0    16,132,092.60                     0                   0                          0
   11/03     16,132,092.60              0    16,132,092.60                     0                   0                          0
   12/03     16,132,092.60              0    16,132,092.60                     0                   0                          0
   01/04     16,132,092.60              0    16,132,092.60                     0                   0                          0
   02/04     16,132,092.60              0    16,132,092.60                     0                   0                          0
   03/04     16,132,092.60              0    16,132,092.60                     0                   0                          0
   04/04     16,132,092.60              0    16,132,092.60                     0                   0                          0
   05/04     16,454,734.45     241,981.39    16,696,715.84            241,981.39          241,981.39                 244,325.58
   06/04     16,454,734.45     241,981.39    16,696,715.84            483,962.78          486,306.97                 490,844.12
   07/04     16,454,734.45     241,981.39    16,696,715.84            725,944.17          732,825.51                 739,858.09
   08/04     16,454,734.45     241,981.39    16,696,715.84            967,925.56          981,839.48                 991,216.26
   09/04     16,454,734.45     241,981.39    16,696,715.84          1,209,906.95        1,233,197.65               1,244,540.53
   10/04     16,454,734.45     241,981.39    16,696,715.84          1,451,888.33        1,486,521.91               1,500,587.08
   11/04     16,454,734.45     241,981.39    16,696,715.84          1,693,869.72        1,742,568.47               1,758,448.50
   12/04     16,454,734.45     241,981.39    16,696,715.84          1,935,851.50        2,000,429.89               2,019,183.45
   01/05     16,454,734.45     241,981.39    16,696,715.84          2,177,832.50        2,261,164.84               2,282,262.59
   02/05     16,454,734.45     241,981.39    16,696,715.84          2,419,813.89        2,524,243.98               2,545,417.35
   03/05     16,454,734.45     241,981.39    16,696,715.84          2,661,795.28        2,787,398.74               2,813,184.88
   04/05     16,454,734.45     241,981.39    16,696,715.84          2,903,776.67        3,055,166.27               3,082,389.18*

________________________________

* Includes $178,612.51 of Accrued Rent Interest for the period from 5/04 - 04/05 that is compounded as of 04/30/05.

                                                                Unpaid Accrued
                                                                Rent, Including
                                                                  Compounded
                                                                 Accrued Rent
                                                                 Interest and
                                                                 Excluding All        Unpaid Accrued Rent,
                                                                 Other Accrued         Including Accrued        Unpaid Accrued Rent,
                                                             Rent Interest, as of     Rent Interest, as of       Including Accrued
                                                                     Month                  Month               Rent Interest, as of
   Month     Current Rent     Accrued Rent      Base Rent         Commencement           Commencement                Month End
   05/05     16,788,668.77     492,432.13     17,281,100.90       3,574,821.31*          3,574,821.31*              3,609,452.39*
   06/05     16,788,668.77     492,432.13     17,281,100.90       4,067,253.43*          4,101,884.51*              4,140,015.01*

                                  Schedule 2.1C
                                  -------------

                             Existing Ground Leases
                             ----------------------

None

                                  Schedule 13.7
                                  -------------

                                Insurance Summary
                                -----------------

--------------------------------------------------------------------------------
                            KINDRED HEALTHCARE, INC.

                                    PROPERTY

                                INSURANCE SUMMARY
--------------------------------------------------------------------------------

NAMED INSURED:         Kindred Healthcare, Inc.
-------------

ADDRESS:               680 South Fourth Avenue
-------
                       Louisville, KY 40202

EFFECTIVE DATE:        12/1/00 to 12/1/01
--------------

PERILS INSURED:        All Risk Property excluding Boiler & Machinery and
--------------
                       including Flood and Earthmovement

INTEREST:              All Real and Personal Property owned or used by the
--------
                       Insured and similar Property of Others for which they are legally liable or have assumed liability or agreed to insure.

VALUATION:             Real and Personal Property  Replacement             Cost
---------
                       Time Element                Actual Loss Sustained

LIMITS:                $150,000,000 Loss Limit
------

COVERAGES:
---------
                       Property Damage                           Policy Limits
                       Business Interruption                     Policy Limits
                       Automatic Acquisition Coverage-120 Days   $20,000,000
                       Errors and Omissions                      $20,000,000
                              Flood Zone A & B                   $10,000,000
                              Earthquake in California, Alaska, $10,000,000 Hawaii and Puerto Rico
                       Expediting Expense                        $ 5,000,000
                       Service Interruption - PD/TE (II)         $20,000,000
                              Florida                            $15,000,000
                       Transit                                   $ 2,500,000
                       Floater/Unnamed Location                  $ 2,500,000/
                                                                 Per location
                       Leasehold Interest                        Policy Limits
                       Ordinary Payroll                          180 days
                       Property in the Course of Construction    Policy Limits
                       Rental Income                             Policy Limits
                       Contingent Business Interruption          $ 5,000,000
                       Valuable Papers and Records               $20,000,000
                       Professional Fees                         $   500,000
                       Radioactive Contamination                 $ 3,000,000
                       Debris Removal                            Policy Limits
                       Decontamination Expense                   $   100,000

COVERAGES:
----------
              Extra Expense                                    Policy Limits
              Accounts Receivable                              $ 20,000,000
              Demolition & Increased Cost of Construction      Policy Limits
              EDP Equipment & Media Reconstruction             $  3,000,000
              Extended Period of Indemnity                     365 Days
              Fine Arts                                        $    500,000
              Brands and Labels                                Policy Limits
              Earthmovement (1)                                $100,000,000
                       California                              $ 50,000,000
              Flood (1)                                        $100,000,000

TIV:     $2,852,213,000 (III)
---
I        Limits are per occurrence and in the annual aggregate
II       8 hour waiting period to apply
III      Pro-rata additions and deletions

DEDUCTIBLES:  Deductible - $100,000 per occurrence.
-----------
              2% of affected TIV for Florida Named Wind Storm, subject to a $250,000 minimum.
              5% California Earthmovement subject to a $250,000 minimum $250,000 per occurrence Flood - Zone A and V'

CONDITIONS:   90 Day Notice of Cancellation
----------
              . Y2k Exclusions
              . Omnibus Named Insured Wording

--------------------------------------------------------------------------------
                            KINDRED HEALTHCARE, INC.

                              BOILER AND MACHINERY

                                INSURANCE SUMMARY
--------------------------------------------------------------------------------

NAMED INSURED:   Kindred Healthcare, Inc.
-------------

ADDRESS:         680 South Fourth Avenue
-------
                 Louisville, KY  40202

EFFECTIVE DATE:  12/1/00 to 12/1/01
--------------

PERILS INSURED:  Boiler & Machinery Breakdown
--------------

INTEREST:        All Real and  Personal  Property  owned or used by the Insured
--------         and similar  Property of Others for which they are legally liable or have assumed liability or agreed to insure

LIMITS:          Equipment breakdown          -    $100,000,000
------
                 Property Damage              -    Included
                 Business Income              -    Included
                 Extra Expenses               -    Combined with Business Income
                 Service Interruption         -    Combined with Business Income
                 Perishable Goods             -    $    100,000
                 Computer Equipment           -    $    100,000
                 Demolition and ICC           -    $    100,000
                 Expediting Expense           -    $    100,000
                 Hazardous Substances         -    $    100,000
                 CFC Refrigerants             -    $     25,000
                 Newly Acquired locations     -    $    250,000

TIV:             $2,852,213,000
---

DEDUCTIBLES:     $25,000 Combined, All Coverages
-----------
                 Extended Business Income:  365 days

CONDITIONS:      Newly Acquired Locations:  120 days
---------
                 Absolute Seepage, pollution & Contamination Exclusions
                 Y2k Exclusions

--------------------------------------------------------------------------------
                            KINDRED HEALTHCARE, INC.

                                      CRIME

                                INSURANCE SUMMARY
--------------------------------------------------------------------------------

NAMED INSURED:             Kindred Healthcare, Inc.
-------------

ADDRESS:                   680 South Fourth Avenue
-------
                           Louisville, KY  40202

EFFECTIVE DATE:            1/1/01 to 1/1/02
--------------

LIMITS:                    $50,000,000
------

COVERAGE:                  Includes employee theft, depositor's forgery,
--------
                           computer theft and funds transfer fraud

DEDUCTIBLE:                $50,000
----------

--------------------------------------------------------------------------------
                            KINDRED HEALTHCARE, INC.

                              AUTOMOBILE LIABILITY

                                INSURANCE SUMMARY
--------------------------------------------------------------------------------

NAMED INSURED:             Kindred Healthcare, Inc.
-------------

ADDRESS:                   680 South Fourth Avenue
-------
                           Louisville, KY 40202

EFFECTIVE DATE:            1/1/01 to 1/1/02
--------------

LIMITS:                    $130,000,000
------

COVERAGE:                  Includes owned and non-owned vehicles
--------

DEDUCTIBLE:                None
----------

-------------------------------------------------------------------------------
                            KINDRED HEALTHCARE, INC.
                              WORKERS COMPENSATION
                                INSURANCE SUMMARY
-------------------------------------------------------------------------------
NAMED INSURED:              Kindred Healthcare, Inc.
-------------
ADDRESS:                    680 South Fourth Avenue
-------                      Louisville, KY  40202

EFFECTIVE DATE:             1/1/01 to 1/1/02
--------------
LIMITS:                     Required statutory limits
------

-------------------------------------------------------------------------------
                            KINDRED HEALTHCARE, INC.
                                GENERAL LIABILITY
                                INSURANCE SUMMARY
-------------------------------------------------------------------------------

NAMED INSURED:              Kindred Healthcare, Inc.
-------------
ADDRESS:                    680 South Fourth Avenue
-------                     Louisville, KY  40202

EFFECTIVE DATE:             11/30/00 to date indicated below for particular
--------------              layer

LIMITS:                     $130,000,000
------                        $2,000,000 Primary (to 11/30/01); Deductible:
                                   None
                               $23,000,000 in excess of first $2,000,000
                                   (to 1/1/03); Deductible:  None
                               $105,000,000 in excess of first $25,000,000
                                     (to 1/1/02)

-------------------------------------------------------------------------------
                            KINDRED HEALTHCARE, INC.
                                   MALPRACTICE
                                INSURANCE SUMMARY
-------------------------------------------------------------------------------

NAMED INSURED:              Kindred Healthcare, Inc.
-------------
ADDRESS:                    680 South Fourth Avenue
-------                     Louisville, KY  40202

EFFECTIVE DATE:             11/30/00 to date indicated below for particular
--------------              layer

LIMITS:                    $130,000,000
------
                               $2,000,000 Primary (to 11/30/01); Deductible:
                                    None
                               $23,000,000 in excess of first $2,000,000
                                   (to 1/1/03); Deductible:  None
                               $105,000,000 in excess of first $25,000,000
                                    (to 1/1/02)

                                                       Schedule 16.1(m)A
                                                       -----------------

                                           Licensed Beds as of the Commencement Date
                                           -----------------------------------------

                                                        CMBS Portfolio
                                                        --------------

  *                    Deemed number of licensed beds as of the Commencement Date per Section 16.1(m)(i)

--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
                                                                                                         No. Licensed Beds
                                                                                                          at Commencement
          Facility ID                      Name                            City              State              Date
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
Nursing Facilities
------------------------------------------------------------------------------------------------------------------------------
1             167       Canyonwood Nursing & Rehab. Ctr.            Redding                   CA                 115
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
2             406       Muncie Health Care & Rehab.                 Muncie                    IN                 205
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
3             280       Winchester Centre for Health/Rehab.         Winchester                KY                 192
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
4             221       Lewiston Rehabilitation and Care Ctr.       Lewiston                  ID                  96
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
5             704       Guardian Care of Roanoke Rapids             Roanoke Rapids            NC                 110
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
6             635       Coshocton Health & Rehab. Ctr.              Coshocton                 OH                 110
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
7             482       Wind River Healthcare & Rehab. Ctr.         Riverton                  WY                  90
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
8             247       St. George Care and Rehab. Center           St. George                UT                 159
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
9             180       Vancouver Healthcare & Rehab. Ctr.          Vancouver                 WA                  98
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
10            150       Nob Hill Healthcare Center                  San Francisco             CA                 180
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
11            335       Lawton Healthcare Center                    San Francisco             CA                  75
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
12            113       Southwood Health & Rehab Center             Terre Haute               IN                 149
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
13            286       Columbia Healthcare Facility                Evansville                IN                 186
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
14            501       Blue Hills Alzheimers Care Center           Stoughton                 MA                 101
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
15            537       Quincy Rehab. &  Nursing Center             Quincy                    MA                 139
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
16            573       Eagle Pond Rehab. & Living Center           South Dennis              MA                 142
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
17            581       Blueberry Hill Healthcare                   Beverly                   MA                 146
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
18            588       Walden Rehab. & Nursing Center              Concord                   MA                 123
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
19            137       Sunnybrook Alzheimers & HC Spec.            Raleigh                   NC                 126
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
20            188       Cypress Pointe Rehab & HC Center            Winmington                NC                 100
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
21            190       Winston-Salem Rehab & HC Center             Winston-Salem             NC                 230
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
22            707       Rehab. & Nursing Center of Monroe           Monroe                    NC                 174
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
23            593       Hanover Terrace Healthcare                  Hanover                   NH                 100
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
24            560       Franklin Woods Health Care Center           Columbus                  OH                 100
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
25            572       Winchester Place Nsg. & Rehab. Ctr.         Canal Winchester          OH                 201
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
26            884       Masters Health Care Center                  Algood                    TN                 175
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
27            825       Nansemond Pointe Rehab. & HC Ctr.           Suffolk                   VA                 194
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
28            829       River Pointe Rehab. & Healthc. Ctr.         Virginia Beach            VA                 148
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
29            165       Rainier Vista Care Center                   Puyallup                  WA                 120
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
30            483       Sage View Care Center                       Rock Springs              WY                 101
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
31            775       Sheridan Medical Complex                    Kenosha                   WI                 106
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
32            776       Woodstock Health & Rehab. Center            Kenosha                   WI                 183
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
33            112       Royal Oaks Healthcare & Rehab Ctr.          Terre Haute               IN                 230
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
34            528       Westridge Healthcare Center                 Marlborough               MA                 196
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
35            529       Bolton Manor Nursing Home                   Marlborough               MA                 160
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
36            138       Blue Ridge Rehab. & Healthcare Ctr.         Asheville                 NC                 120
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
37            724       Rehab. & Health Center of Gastonia          Gastonia                  NC                 118
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
38            591       Dover Rehab. & Living Center                Dover                     NH                 112
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
39            655       Federal Heights Rehab. & Nsg. Ctr.          Salt Lake City            UT                 154
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------
40            660       Savannah Specialty Care Center              Savannah                  GA                 104
--------- ------------- ------------------------------------------- -------------------- -------------- ----------------------

                                 Schedule 16.1(m)B
                                 -----------------

     Minimum Licensed Beds at Certain Facilities Due to Involuntary Reduction
     ------------------------------------------------------------------------


                                                   Minimum Number   95% of Minimum
                                                   --------------   --------------
Facility No.     Facility Name                     of Licensed Beds
------------     -------------                     ---------------
1.       137     Sunnybrook Alzheimer & HC Spec.          99             95
2.       655     Federal Heights Rehab & Nursing          127           121
                 Center
3.       776     Woodstock Health & Rehab Center          136           130

The parties agree that the licensed beds number that appears in the "95% of Minimum" column for a particular Facility shall equal 95% of the number of licensed beds shown in the "Minimum Number of Licensed Beds" column for such Facility, in each case rounded up to the closest whole number of licensed beds.


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

                                                      Schedule 25.1.7
                                                      ---------------

                                                Certain Existing Subleases
                                                --------------------------

--------------------------------------- --------------------------------- -------------------- --------------------------
  Facility Number - Name                     Subtenant                       Date of             Square Footage
                                                                            Sublease
--------------------------------------- --------------------------------- -------------------- --------------------------
0655 - Federal Heights                  IHC Health Services               9/15/99              388
--------------------------------------- --------------------------------- -------------------- --------------------------


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

                                                           Schedule 40.12
                                                           --------------
                                                   Tenant - Affiliate Sublessees
                                                   -----------------------------
                                                           CMBS Portfolio
                                                           --------------

---------------- --------------------------------------------------- ------------------------- ------- -----------------------------

    Facility                 Name                                               City            State        Tenant-Affiliate
       ID
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      406        Muncie Health Care & Rehab.                         Muncie                      IN    KHNCLP
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      280        Winchester Centre for Health/Rehab.                 Winchester                  KY    KHNCLP
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      635        Coshocton Health & Rehab. Ctr.                      Coshocton                   OH    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      221        Lewiston Rehabilitation and Care Ctr.               Lewiston                    ID    KHNCW
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      482        Wind River Healthcare & Rehab. Ctr.                 Riverton                    WY    KHNCW
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      704        Guardian Care of Roanoke Rapids                     Roanoke Rapids              NC    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      167        Canyonwood Nursing & Rehab. Ctr.                    Redding                     CA    KHNCW
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      247        St. George Care and Rehab. Center                   St. George                  UT    KHNCW
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      180        Vancouver Healthcare & Rehab. Ctr.                  Vancouver                   WA    KHNCW
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      112        Royal Oaks Healthcare & Rehab Ctr.                  Terre Haute                 IN    KHNCLP
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      138        Blue Ridge Rehab. & Healthcare Ctr.                 Asheville                   NC    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      724        Rehab. & Health Center of Gastonia                  Gastonia                    NC    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      655        Federal Heights Rehab. & Nsg. Ctr.                  Salt Lake City              UT    KHNCW
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      483        Sage View Care Center                               Rock Springs                WY    KHNCW
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      528        Westridge Healthcare Center                         Marlborough                 MA    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      529        Bolton Manor Nursing Home                           Marlborough                 MA    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      591        Dover Rehab. & Living Center                        Dover                       NH    KHNCW
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      113        Southwood Health & Rehab Center                     Terre Haute                 IN    KHNCLP
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      286        Columbia Healthcare Facility                        Evansville                  IN    KHNCLP
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      190        Winston-Salem Rehab & HC Center                     Winston-Salem               NC    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      560        Franklin Woods Health Care Center                   Columbus                    OH    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      572        Winchester Place Nsg. & Rehab. Ctr.                 Canal Winchester            OH    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------

---------------- --------------------------------------------------- ------------------------- ------- -----------------------------

   Facility                     Name                                             City          State        Tenant-Affiliate
      ID
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      884        Masters Health Care Center                          Algood                      TN    KHNCLP
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      501        Blue Hills Alzheimers Care Center                   Stoughton                   MA    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      537        Quincy Rehab. &  Nursing Center                     Quincy                      MA    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      573        Eagle Pond Rehab. & Living Center                   South Dennis                MA    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      581        Blueberry Hill Healthcare                           Beverly                     MA    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      593        Hanover Terrace Healthcare                          Hanover                     NH    KHNCW
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      150        Nob Hill Healthcare Center                          San Francisco               CA    KHNCW
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      335        Lawton Healthcare Center                            San Francisco               CA    KHNCW
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      588        Walden Rehab. & Nursing Center                      Concord                     MA    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      137        Sunnybrook Alzheimers & HC Spec.                    Raleigh                     NC    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      188        Cypress Pointe Rehab & HC Center                    Wilmington                  NC    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      707        Rehab. & Nursing Center of Monroe                   Monroe                      NC    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      825        Nansemond Pointe Rehab. & HC Ctr.                   Suffolk                     VA    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      829        River Pointe Rehab. & Healthc. Ctr.                 Virginia Beach              VA    KHNCE
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      165        Rainier Vista Care Center                           Puyallup                    WA    KHNCW
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      660        Savannah Specialty Care Center                      Savannah                    GA    KHNCLP
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      775        Sheridan Medical Complex                            Kenosha                     WI    KHNCLP
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------
      776        Woodstock Health & Rehab. Center                    Kenosha                     WI    KHNCLP
---------------- --------------------------------------------------- ------------------------- ------- -----------------------------

LEGEND

KHNCE - Kindred Healthcare Nursing Centers East, L.L.C.
KHNCLP - Kindred Healthcare Nursing Centers Limited Partnership
KHNCW - Kindred Healthcare Nursing Centers West, L.L.C.
\\Vclou\legal\Other\Secr-Vencor\10-k-2001\Exhibits\CMBS Lease.doc


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